As filed with the Securities and Exchange Commission on April 30, 2014

Registration Nos. 333-85183

and 811-09547

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 19	☒

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☐

Amendment No. 20	☒

FARMERS ANNUITY SEPARATE ACCOUNT A

(Exact Name of Registrant)

FARMERS NEW WORLD LIFE INSURANCE COMPANY

(Name of Depositor)

3003 - 77th Avenue, S.E., Mercer Island, Washington 98040

(Address of Depositor’s Principal Executive Offices)

(206) 232-8400

(Depositor’s Telephone Number, including Area Code)

Name and Address of Agent for Service:

Garrett B. Paddor

Vice President, Corporate Secretary, and General Counsel

Farmers New World Life Insurance Company

3003 - 77th Avenue, S.E.

Mercer Island, Washington 98040

It is proposed that this filing will become effective:

☐	Immediately upon filing pursuant to paragraph (b) of Rule 485

☒	On May 1, 2014, pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a) of Rule 485

☐	On pursuant to paragraph (a) of Rule 485

Title of securities being registered:

Units of interest in a separate account under individual flexible premium variable annuity contracts.

Prospectus

May 1, 2014

Farmers Variable Annuity

Individual Flexible Premium Variable Annuity

Issued by

Farmers New World Life Insurance Company

Through

Farmers Annuity Separate Account A

Home Office	Service Center
3003 – 77th Avenue SE	P. O. Box 724208
Mercer Island, Washington 98040	Atlanta, Georgia 31139
Phone: (206) 232-8400	Phone: (877) 376-8008 (toll free) 8:00 a.m. to 6:00 p.m. Eastern Time

This prospectus describes the Farmers Variable Annuity (the “Contract”), an individual flexible premium variable annuity contract issued by Farmers New World Life Insurance Company. The Contract allows you to accumulate a Contract Value, and later apply that Contract Value (less surrender charges) to receive fixed annuity payments. This Contract is currently not being issued.

Investment Risk — The Contract Value you accumulate under the Contract will fluctuate daily, based on the investment performance of the subaccounts of the Farmers Annuity Separate Account A (the “Variable Account”) in which you invest. Each subaccount invests in one underlying portfolio. We do not guarantee how any of the portfolios will perform.

This prospectus provides basic information that you should know before investing. Please read it carefully before investing and keep it for future reference.

Replacing your existing annuity or life insurance policy with this Contract may not be to your advantage.

An investment in this Contract is not a bank deposit, and no bank endorses or guarantees the Contract. The Contract is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investing in this Contract involves risk, including possible loss of some or all of your investment.

This Contract has 48 funding choices – one Fixed Account (paying a guaranteed minimum fixed rate of interest) and 47 subaccounts.

The subaccounts invest in the following 47 portfolios:

❑	Calvert Variable Series, Inc.

VP SRI Mid Cap Growth *

❑	Dreyfus Variable Investment Fund – Service Class Shares

Opportunistic Small Cap Portfolio

Quality Bond Portfolio *

❑	The Dreyfus Socially Responsible Growth Fund, Inc. – Service Class Shares

❑	DWS Variable Series I—(Class A Shares)

DWS Bond VIP

DWS Global Small Cap VIP (formerly DWS Global Small Cap Growth VIP) ******

DWS Core Equity VIP *

DWS International VIP

❑	DWS Variable Series II—Class A Shares

DWS Large Cap Value VIP

DWS Government & Agency Securities VIP

DWS High Income VIP

DWS Money Market VIP

DWS Small Mid Cap Growth VIP *

❑	Fidelity Variable Insurance Products (“VIP”) Funds – Service Class Shares

Fidelity VIP Growth Portfolio

Fidelity VIP Index 500 Portfolio

Fidelity VIP Mid Cap Portfolio

❑	Fidelity VIP Freedom Funds – Service Class 2 Shares

Fidelity VIP Freedom 2005 Portfolio

Fidelity VIP Freedom 2010 Portfolio

Fidelity VIP Freedom 2015 Portfolio

Fidelity VIP Freedom 2020 Portfolio

Fidelity VIP Freedom 2025 Portfolio

Fidelity VIP Freedom 2030 Portfolio

Fidelity VIP Freedom Income Portfolio

❑	Fidelity VIP FundsManager Portfolios – Service Class 2 Shares

Fidelity VIP FundsManager 20% Portfolio

Fidelity VIP FundsManager 50% Portfolio

Fidelity VIP FundsManager 70% Portfolio

Fidelity VIP FundsManager 85% Portfolio

❑	Franklin Templeton Variable Insurance Products Trust – Class 2 Shares

Franklin Small-Mid Cap Growth VIP Fund (formerly Franklin Small-Mid Cap Growth Securities Fund) **

Franklin Small Cap Value VIP Fund (formerly Franklin Small Cap Value Securities Fund) ***

Templeton Developing Markets VIP Fund (formerly Templeton Developing Markets Securities Fund) */****

❑	Goldman Sachs Variable Insurance Trust – Institutional Class Shares

Goldman Sachs Strategic Growth Fund *

Goldman Sachs Mid Cap Value Fund *

Goldman Sachs Small Cap Equity Insights Fund (formerly the Goldman Sachs Structured Small Cap Equity Fund) *****

❑	Janus Aspen Series

Janus Aspen Balanced Portfolio (Service Shares)

Janus Aspen Forty Portfolio (Institutional Shares)

Janus Aspen Enterprise Portfolio (Service Shares) *

❑	PIMCO Variable Insurance Trust – Administrative Class Shares

PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)

PIMCO VIT Low Duration Portfolio

❑	Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares

PVC Equity Income Account *

PVC MidCap Account *

PVC SmallCap Growth Account II *

Principal Capital Appreciation Fund *

❑	Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares Strategic Asset Management (SAM) Portfolios

PVC SAM Balanced Portfolio

PVC SAM Conservative Balanced Portfolio

PVC SAM Conservative Growth Portfolio

PVC SAM Flexible Income Portfolio

PVC SAM Strategic Growth Portfolio

* The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors.”

** Effective April 30, 2014, Franklin Small-Mid Cap Growth Securities Fund changed its name to Franklin Small-Mid Cap Growth VIP Fund.

*** Effective April 30, 2014, Franklin Small Cap Value Securities Fund changed its name to Franklin Small Cap Value VIP Fund.

**** Effective April 30, 2014, Templeton Developing Markets Securities Fund, changed its name to Templeton Developing Markets VIP Fund.

***** Effective April 30, 2014, Goldman Sachs Structured Small Cap Equity Fund changed its name to the Goldman Sachs Small Cap Equity Insights Fund.

****** Effective May 1, 2014, DWS Global Small Cap Growth VIP changed its name to DWS Global Small Cap VIP Fund.

A prospectus for each of the portfolios available through this Contract must accompany this prospectus. Please read these documents before investing and save them for future reference.

To learn more about the Contract, you may want to read the Statement of Additional Information dated May 1, 2014 (known as the “SAI”). For a free copy of the SAI, contact us at:

Farmers New World Life Insurance Company

Service Center

P.O. Box 724208

Atlanta, Georgia 31139

Phone: 1-877-376-8008 (toll free)

We have filed the SAI with the U.S. Securities and Exchange Commission (“SEC”) and have incorporated it by reference into this prospectus. (It is legally a part of this prospectus.) The SAI’s table of contents appears at the end of this prospectus.

The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us. You may also read and copy these materials at the SEC’s public reference room in Washington, D.C. Call 1-800-SEC-0330 for information about the SEC’s public reference room.

The Securities and Exchange Commission has not approved or disapproved this Contract or determined that this prospectus is accurate or complete.

Anyone who tells you otherwise is committing a Federal crime.

Not FDIC Insured	May Lose Value	No Bank Guarantee

Appendix A—Condensed Financial Information	A-1

iii

Glossary

For your convenience, we are providing a glossary of the special terms we use in this prospectus.

accumulation unit. An accounting unit we use to calculate subaccount values during the Pay-in Period. It measures the net investment results of each of the subaccounts.

annuitant. You are the Annuitant, unless you state otherwise in your application. Before any annuity payments begin, the Annuitant is the person (or persons) on whose life (or lives) the Contract is issued. When annuity payments begin, the Annuitant is a person during whose lifetime we may make payments under one of the annuity options. You may select joint Annuitants.

annuity start date. The date when we will begin to pay annuity payments to you or a person you designate under the annuity option you selected.

beneficiary. The person you select to receive the death benefit if you or the last surviving Annuitant dies before the Annuity Start Date.

business day/valuation day. Each day that the NYSE is open for regular trading. Farmers New World Life Insurance Company is open to administer the Contract on each day the NYSE is open for regular trading. When we use the term “business day” in this prospectus, it has the same meaning as the term “valuation day” found in the Contract.

cash value. The Contract Value minus any applicable surrender charge, records maintenance charge, and premium tax.

Company (we, us, our, Farmers). Farmers New World Life Insurance Company.

Contract month, year or anniversary. A month, year or anniversary as measured from the Issue Date.

Contract Value. The sum of the amounts you have accumulated under the Contract. It is equal to the money you have under the Contract in the Variable Account and the Fixed Account.

final annuity date. The Contract Anniversary when the oldest Annuitant is age 95.

fixed account. An option to which you can direct your money under the Contract. It provides a guarantee of principal and interest. The assets supporting the Fixed Account are held in our General Account and are not part of, or dependent on, the investment performance of the Variable Account.

fixed account value. Your Contract Value in the Fixed Account.

free withdrawal amount. An amount you can withdraw each Contract Year as a partial withdrawal or as part of a surrender without incurring a surrender charge.

Fund or Funds. Investment companies that are registered with the SEC. This Contract allows you to invest in the portfolios of the funds that are listed on the front page of this prospectus.

general account. The account containing all of Farmers’ assets, other than those held in its separate accounts.

Home Office. The address of our Home Office is 3003-77th Avenue, S.E., Mercer Island, Washington 98040.

issue date. The date on which we credit the initial Premium Payment to your Contract. It is also the date when, depending on your state of residence, we allocate your premium(s) either entirely to the Fixed Account, or to the Fixed Account and the subaccounts you selected on your application.

net investment factor. The factor we use to determine the value of an Accumulation Unit at the end of each valuation period. We determine the Net Investment Factor separately for each subaccount.

NYSE. The New York Stock Exchange.

Pay-in Period. The period that begins when we issue your Contract and ends on the Annuity Start Date. During the Pay-in Period, earnings accumulate on a tax-deferred basis until you take money out.

Payout Period. The period beginning on the Annuity Start Date during which you or the person you designate will receive annuity payments.

Portfolio. A series of a Fund with its own objectives and policies, which represents shares of beneficial interest in a separate portfolio of securities and other assets. Portfolio is sometimes referred to herein as Fund.

premium payment. Amount you pay to us for the Contract. When we use the term “premium payment” in this prospectus, it means a Premium Payment less any applicable premium taxes.

qualified contract. A Contract issued in connection with a retirement plan that qualifies for special Federal income tax treatment under the Tax Code.

Service Center. The address of the Service Center is P.O. Box 724208, Atlanta, Georgia 31139. McCamish Systems, L.L.C. (registered and known as “McCamish Systems, LLC Insurance Administrators” in the State of California only) is the administrator of the Contract. You can call the Service Center office toll-free at 1-877-376-8008.

Subaccount. A subdivision of the Variable Account that invests exclusively in shares of one portfolio of a fund. The investment performance of each subaccount is linked directly to the investment performance of the portfolio in which it invests.

Surrender. The termination of a Contract at the option of the Owner.

Tax Code. The Internal Revenue Code of 1986, as amended.

Valuation Period. The period of time over which we determine the change in the value of the subaccounts in order to price Accumulation Units. Each valuation period begins at the close of regular trading on the NYSE (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time) on each Business Day and ends at the close of regular trading on the NYSE on the next Business Day.

variable account. Farmers Annuity Separate Account A. It is a separate investment account divided into subaccounts, each of which invests in a corresponding portfolio of a designated fund.

variable account value. The portion of the total value of your Contract that is allocated to the subaccounts of the Variable Account.

written notice. The Written Notice you must sign and send to us to request or exercise your rights as Owner under the Contract. To be complete, it must: (1) be in a form we accept; (2) contain the information and documentation that we determine is necessary, and (3) be received at our Service Center.

you (your, owner). The person(s) entitled to exercise all rights as owner under the Contract.

Summary

This summary provides only a brief overview of the more important features of the Contract. You may obtain more detailed information about the Contract later in this prospectus and in the Statement of Additional Information (“SAI”). Please read the remainder of this prospectus carefully.

Your Contract in General

Tax-Deferred Accumulation. This annuity is a contract between you (the Contract Owner) and Farmers (an insurance company) in which you agree to make one or more payments to us and, in return, we agree to pay a series of payments to you at a later date. The Contract gives you the opportunity to accumulate earnings on your Contract Value that are generally tax-deferred until you take money out of the Contract by surrender, partial cash withdrawals, we make annuity payments to you, or we pay the death benefit. Your Contract Value will increase or decrease depending on the investment performance of the subaccounts, the premiums you pay, the fees and charges we deduct, the interest we credit to any money you place in the Fixed Account, and the effects of any Contract transactions (such as transfers and partial withdrawals) on your Contract Value.

Annuity Pay-in and Payout Periods. Like all deferred annuities, the Contract has two phases: the “Pay-in” Period and the “Payout” Period. During the Pay-in Period, you can allocate money to any combination of investment alternatives offered under the Contract. The Payout Period begins once you start receiving regular annuity payments from the Contract. You may receive annuity payments under one of three fixed annuity payment options. The money you can accumulate during the Pay-in Period will directly determine the dollar amount of any annuity payments you receive.

Death Benefit. The Contract also offers a death benefit payable if any owner or the last surviving Annuitant dies before the Annuity Start Date. You may select for an additional fee the optional Guaranteed Minimum Death Benefit that provides an enhanced death benefit if the last surviving Annuitant dies before the Annuity Start Date.

Retirement Savings Vehicle. The Contract is designed to be long-term in nature in order to provide significant annuity benefits for you. You should not purchase this Contract if you intend to withdraw most of your Contract Value before you reach age 59 1/2. You could incur significant tax penalties and lose the annuity benefits of the Contract if you withdraw your money before you are age 59 1/2.

Fixed Account. You may place money in the Fixed Account where we guarantee that it will earn interest for one-year periods at a guaranteed rate of at least 3%. We may declare higher rates of interest, but are not obligated to do so. Money you place in the Fixed Account will be reduced by some of the fees and charges we assess. The Fixed Account is part of our General Account.

Variable Account. You may allocate premium(s) and Contract Value to one or more of the 47 subaccounts listed on the cover page. Each subaccount invests exclusively in one of the portfolios listed on the cover of this prospectus. We reserve the right to offer other subaccounts in the future. Your investment returns on amounts you allocate to the subaccounts will fluctuate each day with the investment performance of these subaccounts and will be reduced by Contract and portfolio company charges. You bear the entire investment risk for amounts you allocate to the subaccounts.

Premium Flexibility

Minimum Premium. This Contract requires you to pay an initial premium of at least $500. The initial premium is the only premium we require you to pay.

Flexible Premiums. You can pay additional premiums of $500 or more ($50 or more for IRAs and/or if you authorize us to draw on an account by check or electronic debit) at any time before the Annuity Start Date. We may limit the total premium(s) paid to us during any Contract Year. You may also choose to have premiums deducted directly from your bank account.

Right-to-Examine Period. You may cancel your Contract for a refund during the “right-to-examine period” by returning it to our Home Office. In most states, the right-to-examine period expires 10 days after you receive the issued Contract. If you decide to cancel the Contract during the right-to-examine period, we will generally refund an amount equal to the greater of Contract Value at the end of the Business Day on which we receive the returned Contract at our Home Office or the sum of all premiums you have paid into the Contract. The terms of the right-to-examine period may be different for Contract Owners over age 60 who purchase their Contract in California.

Contract Availability. The Contract was available for qualified and non-qualified retirement plans. The Contract is currently not available for sale.

Death Benefit

Standard Death Benefit. Unless you purchase the optional Guaranteed Minimum Death Benefit rider, we will pay the standard death benefit to the beneficiary on the death of either any Owner or the last surviving Annuitant before the Annuity Start Date. If the last surviving Annuitant (or an Owner who is an Annuitant) dies before his or her 80th birthday, we will pay the standard death benefit, which equals the greater of:

¡	the Contract Value on the later of the date that we receive due proof of death and the date when we receive the beneficiary’s instructions on payment method; or
¡	the minimum death benefit totaling the sum of all premiums paid, minus proportional reductions for withdrawals.

In all other cases (including the death of an Owner who is not an Annuitant), the standard death benefit equals the Contract Value determined on the later of the date that we receive due proof of death and the date when we receive the beneficiary’s instructions on payment method.

Optional Guaranteed Minimum Death Benefit. On your application, you may select for an additional fee the optional Guaranteed Minimum Death Benefit. This rider may not be available in all states, and may vary by state. The Guaranteed Minimum Death Benefit provides an enhanced death benefit only if the last surviving Annuitant dies before the Annuity Start Date and before any Owner dies. This enhanced death benefit is payable on the death of an Owner only if that Owner is the first Owner to die and is the last surviving Annuitant. You may select the Guaranteed Minimum Death Benefit only on your Contract application. If you select this benefit, we will deduct a substantial additional daily charge from the subaccounts at an annual rate of 0.25%.

On the death of the last surviving Annuitant, the Guaranteed Minimum Death Benefit will equal the greatest of the following:

¡	the standard death benefit described above;
¡

premiums you paid accumulated daily with interest compounded at 4% per year until the earlier of: (i) the date of death, or (ii) the Contract Anniversary on or next following the last surviving Annuitant’s 80th birthday; minus proportional reductions for withdrawals; or

¡

the Greatest Anniversary Value on any Contract Anniversary through the earlier of the date of death or the Contract Anniversary on or next following the last surviving Annuitant’s 80th birthday, minus proportional reductions for withdrawals.

A different death benefit calculation applies if the last surviving Annuitant dies after the Contract Anniversary on or next following the Annuitant’s 80th birthday. See “Death Benefit Before the Annuity Start Date, Guaranteed minimum Death Benefit Provisions.”

Death Benefit On or After the Annuity Start Date. Upon the death of the Annuitant on or after the Annuity Start Date, we will pay any remaining guaranteed payments to the beneficiary as provided in the annuity option you selected.

Partial Withdrawals and Surrender

Partial Withdrawals. At any time during the Pay-in Period, you may submit a written request to withdraw part of your Cash Value, subject to the following rules. A partial withdrawal may have adverse tax consequences.

¡	You may make only 1 withdrawal each calendar quarter.
¡	You must request at least $100.
¡	You may not make a partial withdrawal if the withdrawal plus the surrender charge would cause the Contract Value to fall below $500.
¡	Surrender charges may apply.

Surrender. At any time during the Pay-in Period, you may submit a written request to surrender your Contract and receive its Cash Value (that is, the Contract Value minus any surrender charge, minus any premium taxes not previously deducted, and minus the Records Maintenance Charge, unless waived). A surrender may have adverse tax consequences and be subject to a surrender charge. Your access to amounts held in Qualified Contracts may be restricted or prohibited.

Surrender Charge. We calculate the surrender charge on surrenders and partial withdrawals from the date you made the Premium Payment(s) being withdrawn. The surrender charge applies during the entire seven year period following each Premium Payment, and will vary depending on the number of years since you made the Premium Payment(s) being withdrawn.

Number of Complete Years From Date of Premium Payment:	0	1	2	3	4	5	6	7	+

Surrender Charge:	7%	6%	5%	5%	4%	3%	2%	0

We do not assess a surrender charge on:

¡	the death benefit;
¡	the withdrawal of Premium Payments you paid us more than seven years ago;
¡	withdrawals that qualify under the waiver of surrender charge riders as extended hospitalization or confinement to a skilled nursing facility or terminal illness (see “Surrender Charge”);
¡	the Free Withdrawal Amount; or
¡	free-look refunds.

Each Contract Year, you may withdraw the Free Withdrawal Amount, which is an amount up to the greater of:

¡	Contract Value minus the excess of total premiums over prior withdrawals that were previously assessed a surrender charge; or
¡	10% of the Contract Value determined at the time the withdrawal is requested.

Systematic Payment Plan. You may elect our systematic withdrawal plan option whereby, after the first Contract Year, you may receive periodic payments of at least $100 on a monthly basis during the Pay-in Period.

Transfers

At any time during the Pay-in Period and after the right-to-examine period, you may make an unlimited number of transfers from and among the separate accounts. You may make one transfer each Contract Year from the Fixed Account.

This Contract and the underlying portfolios are not designed for market timers. However, there is no assurance that we will be able to identify and prevent all market timing and other forms of disruptive trading in the Contract and the underlying portfolios. For a discussion of our policies and procedures on market timing and of the potential costs and risks to you that can result if market timing or disruptive trading occurs in the underlying portfolios, see “Policy and Procedures Regarding Disruptive Trading and Market Timing” below.

•	Your transfer from the subaccounts or the Fixed Account must be a minimum of $100 or the total value in a subaccount or Fixed Account, if less.

•	Your Contract Value remaining in a subaccount or the Fixed Account after a transfer must be at least $500, or we will transfer the total value.

•	You can make a transfer from the Fixed Account only during the 30 days following a Contract Anniversary.

•	You cannot make a transfer from any subaccount to the Fixed Account during the 6 month period following any transfer from the Fixed Account into one or more subaccounts.

•	We charge $25 for the 13th and each additional transfer during a Contract Year. Transfers made under the asset rebalancing or dollar cost averaging programs do not count toward the 12 free transfers.

Automatic Asset Rebalancing Program. Under the Automatic Asset Rebalancing (“AAR”) program, we will automatically transfer amounts among the subaccounts each quarter to reflect your most recent instructions for allocating premiums. No transfer fees are assessed under this program. Transfers under this program do not count toward the 12 free transfers permitted each Contract Year. We do not include any money allocated to the Fixed Account in the rebalancing. The AAR program is not available if you elect to enroll in the Dollar Cost Averaging program discussed below.

Dollar Cost Averaging Program. The dollar cost averaging program permits you to systematically transfer (on each monthly anniversary of the Issue Date) a set dollar amount from the Fixed Account to up to 8 subaccounts. The minimum transfer amount is $100. No transfer fees are assessed under this program. Transfers under this program do not count toward the 12 free transfers permitted each Contract Year. The Dollar Cost Averaging program is not available if you elect to enroll in the Automatic Asset Rebalancing program discussed above.

Annuity Provisions

Annuity Options. You may receive income payments under one of three fixed annuity options beginning on the Annuity Start Date you select. The Final Annuity Date, which is the latest Annuity Start Date you may select, is the Contract Anniversary when the oldest Annuitant is age 95. You may receive income payments for a specific period of time, or for life with or without a guaranteed number of payments.

We will use your Cash Value on the Annuity Start Date to calculate the amount of your income payments under the annuity option you choose.

Federal Tax Status

Generally, a Contract’s earnings are not taxed until you take them out. For Federal tax purposes, if you take money out of a non-qualified Contract during the Pay-in Period, including a surrender or partial withdrawal payment, earnings come out first and are taxed as ordinary income. Different tax consequences may apply for a Qualified Contract. If you are younger than 59 1/2 when you take money out, you also may be charged a 10% Federal penalty tax on the taxable portion of the payment. The annuity payments you receive during the payout phase are considered partly a return of your original investment so that part of each payment is not taxable as income until the “investment in the Contract” has been fully recovered.

Death benefits are taxable and generally are included in the income of the recipient as follows: if received under an annuity option, death benefits are taxed in the same manner as annuity payouts; if not received under an annuity option (for instance, if paid out in a lump sum), death benefits are taxed in the same manner as a surrender or partial withdrawal. For a further discussion of the Federal tax status of variable annuity contracts, see “Federal Tax Considerations.”

Inquiries

If you need additional information, please contact us at:

Service Center

P.O. Box 724208

Atlanta, Georgia 31139

Phone: 1-877-376-8008 (toll-free) 8:00 a.m. to 6:00 p.m. Eastern Time

Fee Table

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and charges that you will pay at the time that you buy the Contract, take a partial withdrawal, annuitize the Contract, surrender the Contract, or transfer Contract Value between the subaccounts and/or the Fixed Account. State premium taxes may also be deducted.

Owner Transaction Expenses

Sales Charge Imposed on Premium Payments	None
Maximum Surrender Charge (as a percentage of your premium payment)[1]	7%
Transfer Fee[2]	$25 after 12 transfers per year

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including portfolio fees and expenses.

Periodic Charges other than Portfolio Expenses

Records Maintenance Charge[3]	$30
Variable Account Annual Expenses
(as a percentage of average daily net assets in the subaccounts)

With Both the Guaranteed Minimum Death Benefit and the Guaranteed Retirement Income Benefit[4]
Mortality and Expense Risk Charge	1.45%
Administrative Charge	0.20%

Total Variable Account Annual Expenses	1.65%

With Either the Guaranteed Minimum Death Benefit or the Guaranteed Retirement Income Benefit[4]
Mortality and Expense Risk Charge	1.20%
Administrative Charge	0.20%

Total Variable Account Annual Expenses	1.40%

With Standard Death Benefit Only
Mortality and Expense Risk Charge	0.95%
Administrative Charge	0.20%

Total Variable Account Annual Expenses	1.15%

[1]

We do not assess a surrender charge on death benefit payments. We do assess a surrender charge if you surrender your Contract, partially withdraw its Cash Value, or annuitize under the Contract while surrender charges are applicable.

[2]

We do not assess transfer fees on transfers under the Dollar Cost Averaging or Automatic Asset Rebalancing programs. Transfers under these programs do not count toward the twelve free transfers permitted each Contract Year.

[3]

We will also deduct the Records Maintenance Charge on the Annuity Start Date or the date you surrender your Contract. We waive this fee for Contracts with a Contract Value of $50,000 or more on the date the fee is assessed.

[4]

We no longer offer the Guaranteed Retirement Income Benefit rider. If you have elected the Guaranteed Retirement Income Benefit rider and your initial Contract application was signed and dated before June 18, 2003, your Guaranteed Retirement Income Benefit rider remains in force, a 0.25% Mortality and Expense Risk Charge will continue to be assessed, and our obligations and duties to you under this rider will not change.

The following table shows the range of portfolio fees and expenses for the fiscal year ended December 31, 2013. Expenses of the portfolios may be higher or lower in the future. You can obtain more detailed information concerning each portfolio’s fees and expenses in the prospectus for each portfolio.

Range of Annual Operating Expenses for the Portfolios1

	Lowest	Highest
Total Annual Portfolio Operating Expenses (total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses)	0.20%	1.60%

[1]

The portfolio expenses used to prepare this table were provided to Farmers by the fund(s). Farmers has not independently verified such information. The expenses shown are those incurred for the year ended December 31, 2013. Current or future expenses may be greater or less than those shown.

Redemption Fees

A portfolio may assess a redemption fee of up to 2% on subaccount assets that are redeemed out of the portfolio in connection with a withdrawal or transfer. Each portfolio determines the amount of the redemption fee and when the fee is imposed. The redemption fee will reduce your Contract Value. For more information, see the portfolio prospectus.

The expenses shown above are deducted by each underlying portfolio before the portfolio provides us with its daily net asset value. We then deduct applicable Variable Account charges from the net asset value to calculate the unit value of the corresponding subaccount. The management fees and other expenses are more fully described in the prospectus for each underlying portfolio. Information relating to the portfolios was provided to us by the portfolios and was not independently verified by us.

Example of Maximum Charges

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. The Example shows the maximum costs of investing in the Contract, including transaction expenses, the Records Maintenance Charge of $30, the Variable Account charges of 1.65%, and maximum Annual Portfolio Operating Expenses of 1.60%.

The Example assumes that you invested $10,000 in the portfolio with the highest expenses, chose the riders with the highest costs, and stayed in those options under the Contract for the time periods indicated. The Example also assumes that your investment earned a steady 5% return each year.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1)	If you surrender or annuitize the Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$931	$1,463	$2,093	$3,584

(2)	If you do not surrender or annuitize the Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$332	$1,012	$1,716	$3,584

The Example does not reflect transfer fees or premium taxes (which may range up to 3.5%, depending on the jurisdiction). It also does not reflect any taxes or tax penalties you may be required to pay if you surrender your Contract.

The Record Maintenance Charge of $30 is reflected as an annual charge of 0.038% that is determined by dividing total Record Maintenance Charges collected during 2013 ($155,430) by total average net assets attributable to the Contract during 2013 ($405,557,000.).

Please remember that the Example is an illustration and does not represent past or future expenses. Your actual expenses may be higher or lower than those shown. Similarly, your rate of return may be more or less than the 5% assumed in the Example.

Distribution Costs

For information concerning the compensation paid for the sale of the Contracts, see “Distribution of the Contracts.”

Condensed Financial Information

In Appendix A, we have included a financial history of two sets of Accumulation Unit values that reflect the highest and lowest levels of Variable Account Annual Expenses available under the Contract. Tables for one other set of Accumulation Unit values (that reflect the middle level of Variable Account Annual Expenses) are included in the SAI.

Farmers New World Life Insurance Company and the Fixed Account

Farmers New World Life Insurance Company

Farmers New World Life Insurance Company (“Farmers”) is the stock life insurance company issuing the Contract. We are obligated to pay all benefits under the Contracts. Farmers is located at 3003—77th Avenue, S.E., Mercer Island, Washington 98040, and was incorporated under Washington law on February 21, 1910. Farmers established the Variable Account to support the investment options under this Contract and under other variable annuity contracts Farmers may issue. Farmers’ General Account supports the Fixed Account under the Contract.

Farmers is a direct wholly-owned subsidiary of Farmers Group, Inc. (“FGI”). FGI is a stock holding and management company. The ultimate controlling parent of FGI is Zurich Insurance Group Ltd, a publicly traded holding company listed on the Swiss Exchange, but not publicly traded in the U.S.

Farmers markets a broad line of individual life insurance products, including universal life, term life and whole life insurance and annuity products (predominately flexible premium deferred annuities). Farmers currently is licensed to sell insurance in 49 states and the District of Columbia. Farmers is not licensed in New York.

The Fixed Account

You may allocate some or all of your Premium Payments and transfer some or all of your Contract Value to the Fixed Account. The Fixed Account offers a guarantee of principal accumulating at a specified rate of interest that will be reduced by deductions for fees and expenses. The Fixed Account is part of Farmers’ General Account. We use our General Account assets to support our insurance and annuity obligations other than those funded by our separate investment accounts. Subject to applicable law, Farmers has sole discretion over investment of the Fixed Account’s assets. Farmers bears the full investment risk for all amounts contributed to the Fixed Account. Farmers guarantees that the amounts allocated to the Fixed Account will be credited interest daily at a net effective annual rate of at least the minimum guaranteed interest rate indicated in your contract. The guaranteed minimum interest rate will be between 1.0% and 3.0%. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion. All assets in the General Account are subject to our general liabilities from business operations.

Money you place in the Fixed Account will earn interest that is compounded annually and accrues daily at the current interest rate in effect at the time of your allocation. We intend to credit the Fixed Account with interest at the current rates in excess of the minimum guaranteed rate indicated in your contract, but we are not obligated to do so. We have no specific formula for determining current interest rates.

The Fixed Account Value will not share in the investment performance of our General Account. Because we, in our sole discretion, anticipate changing the current interest rate from time to time, different allocations You make to the Fixed Account will be credited with different current interest rates. You assume the risk that interest credited to amounts in the Fixed Account may not exceed the minimum guaranteed interest rate indicated in your Contract.

We reserve the right to change the method of crediting interest from time to time, provided that such changes do not reduce the guaranteed rate of interest below the minimum guaranteed interest rate indicated in your Contract per year or shorten the period for which the interest rate applies to less than one year (except for the year in which such amount is received or transferred).

We currently allocate amounts from the Fixed Account for partial withdrawals, transfers to the subaccounts, or charges for the monthly deduction on a last in, first out basis (“LIFO”) for the purpose of crediting interest.

The Fixed Account is not registered with the Securities and Exchange Commission (“SEC”). The disclosures included in this prospectus about the Fixed Account are for your information and have not been reviewed by the staff of the SEC. However, Fixed Account disclosures may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in this prospectus.

The Variable Account and the Portfolios

The Variable Account

Farmers established the Farmers Annuity Separate Account A (the “Variable Account”) as a Variable Account under the law of the state of Washington on April 6, 1999. Farmers owns the assets in the Variable Account. The Variable Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”) and qualifies as a “separate account” within the meaning of the Federal securities laws. The Variable Account will receive and invest Premium Payments paid under the Contracts and under other variable annuity contracts we may issue in the future.

The income, gains and losses, realized or unrealized, from assets allocated to the Variable Account shall be credited to or charged against the Variable Account, without regard to other income, gains or losses of any other account we own or arising out of any other business we may conduct.

Although we own the assets in the Variable Account, these assets are held separately from our other assets and are not part of our General Account. The portion of the assets of the Variable Account equal to the required reserves and other contract liabilities of the Variable Account are not chargeable with liabilities that arise from any other business that we conduct. We have the right to transfer to our General Account any assets of the Variable Account that are in excess of such reserves and other liabilities.

The Variable Account is divided into subaccounts, each of which invests in shares of a portfolio of a fund. The Variable Account is subject to the laws of the State of Washington, which regulate the operations of insurance companies domiciled in Washington.

Changes to the Variable Account. We reserve the right in our sole discretion, and subject to applicable law, to add, close, remove, or combine one or more subaccounts, combine the Variable Account with one or more other separate accounts, or operate the Variable Account as a different kind of investment company. Subject to obtaining any approvals or consents required by law, the assets of one or more subaccounts may also be transferred to any other subaccount if, in our sole discretion, conditions warrant. In addition, we reserve the right to modify provisions of the Contract to reflect changes to the subaccounts and the Variable Account and to comply with applicable law. Some of these future changes may be the result of changes in applicable laws or interpretation of the law. You may obtain additional information regarding the substitutions of investments and resolving conflicts among funds in the SAI. You can obtain the SAI (at no cost) by writing to us at the address shown on the front cover or by calling 1-877-376-8008.

The Portfolios

Each subaccount of the Variable Account invests exclusively in shares of a designated portfolio of a fund. Shares of each portfolio are purchased and redeemed at net asset value, without a sales charge. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio. Each fund available under the Contract is registered with the SEC under the 1940 Act as an open-end, management investment company. Such registration does not involve supervision of the management or investment practices or policies of the funds by the SEC.

The assets of each portfolio are separate from the assets of any other portfolio, and each portfolio has separate investment objectives and policies. As a result, each portfolio operates as a separate investment portfolio and the income or losses of one portfolio has no effect on the investment performance of any other portfolio.

Each of the portfolios is managed by an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended. Each investment adviser is responsible for the selection of the investments of the portfolio. These investments must be consistent with the investment objective, policies and restrictions of that portfolio.

Some of the portfolios have been established by investment advisers that manage retail mutual funds sold directly to the public having similar names and investment objectives to the portfolios available under the Contract. While some of the portfolios may be similar to, and may in fact be modeled after, publicly traded mutual funds, you should understand that the portfolios are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any similarly named portfolio may differ substantially from the portfolios available through this Contract.

An investment in a subaccount, or in any portfolio, including the DWS Money Market VIP, is not insured or guaranteed by the U.S. Government and there can be no assurance that the DWS Money Market VIP will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to insurance charges, the yields on the money market subaccount may become extremely low and possibly negative.

Subaccounts Closed to New Investors

Twelve subaccounts, which invest in the following portfolios, are closed to new investors:

Portfolio	Fund	Effective Date
VP SRI Mid Cap Growth Portfolio	Calvert Variable Series, Inc.	September 1, 2008
Quality Bond Portfolio	Dreyfus Variable Investment Fund	September 1, 2008
DWS Core Equity VIP	DWS Variable Series I	September 1, 2008
DWS Small Mid Cap Growth VIP	DWS Variable Series II	September 1, 2008
Templeton Developing Markets VIP Fund (formerly Templeton Developing Markets Securities Fund)	Franklin Templeton Variable Insurance Products Trust	September 1, 2008
Goldman Sachs Strategic Growth Fund	Goldman Sachs Variable Insurance Trust	September 1, 2008
Goldman Sachs Mid Cap Value Fund	Goldman Sachs Variable Insurance Trust	May 1, 2006
Janus Aspen Enterprise Portfolio	Janus Aspen Series	September 1, 2008
PVC Equity Income Account	Principal Variable Contracts Funds, Inc.	September 1, 2008
PVC MidCap Account	Principal Variable Contracts Funds, Inc.	September 1, 2008
PVC SmallCap Growth Account II	Principal Variable Contracts Funds, Inc.	September 1, 2008
Principal Capital Appreciation Fund	Principal Variable Contracts Funds, Inc.	September 1, 2008

If you purchased your Contract before the effective date shown in the table above, and had Contract Value allocated to an affected subaccount on the effective date, you may:

(1)	remain invested in the affected subaccount;
(2)	continue to allocate new premium to the affected subaccount; and
(3)	transfer into and out of the affected subaccount.

However, if and when you fully transfer out of an affected subaccount, you will not be permitted to allocate new premium to that subaccount or to transfer Contract Value into or out of that subaccount.

Investment Objectives of the Portfolios

The following table summarizes each portfolio’s investment objective(s) and policies. There is no assurance that any of the portfolios will achieve its stated objective(s). You can find more detailed information about the portfolios, including a description of the risks, conditions of investing, and fees and expenses of each portfolio in the prospectuses for the portfolios that are attached to this prospectus. You should read the prospectuses carefully.

Portfolio	Investment Objective and Investment Advisor
Calvert VP SRI Mid Cap Growth Portfolio [1]	Seeks long-term capital appreciation by investing primarily in a non-diversified portfolio of equity securities of mid-sized companies that are undervalued but demonstrate a potential for growth and that meet the Portfolio’s investment criteria, including financial, sustainability and social responsibility factors. Investment advisor is Calvert Investment Management, Inc. The sub-advisor is New Amsterdam Partners LLC.
Dreyfus VIF Opportunistic Small Cap Portfolio (Service Class Shares)	Seeks capital growth. Investment advisor is The Dreyfus Corporation.
Dreyfus VIF Quality Bond Portfolio (Service Class Shares) [1]	Seeks to maximize total return, consisting of capital appreciation and current income. Investment adviser is The Dreyfus Corporation.
DWS Bond VIP (Class A Shares)	The fund seeks to maximize total return consistent with preservation of capital and prudent investment management, by investing for both current income and capital appreciation. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in bonds of any maturity. Deutsche Investment Management Americas Inc. is the investment advisor for the fund.

Portfolio	Investment Objective and Investment Advisor
DWS Large Cap Value VIP (Class A Shares)	The fund seeks to achieve a high rate of total return. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities of large US companies that are similar in size to the companies in the Russell 1000® Value Index and that portfolio management believes are undervalued. Although the fund can invest in stocks of any economic sector (which is comprised of two or more industries), at times it may emphasize certain sectors, even investing more than 25% of total assets in any one sector. The fund may invest up to 20% of total assets in foreign securities. Deutsche Investment Management Americas Inc. is the investment advisor for the fund.
DWS Global Small Cap VIP (formerly DWS Global Small Cap Growth VIP) (Class A Shares) [6]	The fund seeks above-average capital appreciation over the long term. The fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equities of small and mid-cap companies throughout the world (companies with market values similar to the smallest 30% of the companies in the S & P Developed Broad Market Index). Deutsche Investment Management Americas Inc. is the investment advisor for the fund.
DWS Government & Agency Securities VIP (Class A Shares)	The fund seeks high current income consistent with preservation of capital. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in US government securities and repurchase agreements of US government securities. The fund normally invests all of its assets in securities issued or guaranteed by the US government, its agencies or instrumentalities, except the fund may invest up to 10% of its net assets in cash equivalents, such as money market funds, and short-term bond funds. These securities may not be issued or guaranteed by the US government, its agencies or instrumentalities. Deutsche Investment Management Americas Inc. is the investment advisor for the fund.
DWS Core Equity VIP (Class A Shares) [1]	The fund seeks long-term growth of capital, current income and growth of income. Under normal circumstances, the fund invests at least 80% of the total assets, determined at the time of purchase, in equities, mainly common stocks. Although the fund can invest in companies of any size and from any country, it invests primarily in large US companies. Portfolio management may favor securities from different industries and companies at different times. Deutsche Investment Management Americas Inc. is the investment advisor for the Fund.
DWS High Income VIP (Class A Shares)	The fund seeks to provide a high level of current income. Under normal circumstances, the fund generally invests at least 65% of net assets, plus the amount of any borrowings for investment purposes, in junk bonds, which are those rated below the fourth highest credit rating category (that is, grade BB/Ba and below). The fund may invest up to 50% of total assets in bonds denominated in US dollars or foreign currencies from foreign issuers. Deutsche Investment Management Americas Inc. is the investment advisor for the fund.
DWS International VIP (Class A Shares)	The fund seeks long-term growth of capital. Although the fund can invest in companies of any size and from any country, it invests mainly in common stocks of established companies in countries with developed economies (other than the United States). Deutsche Investment Management Americas Inc. is the investment advisor for the fund.

Portfolio	Investment Objective and Investment Advisor
DWS Money Market VIP (Class A Shares)	The fund seeks maximum current income to the extent consistent with stability of principal. The fund pursues its objective by investing in high-quality, short-term securities, as well as repurchase agreements that are backed by high-quality securities. Under normal market conditions, the fund will invest more than 25% of its total assets in the obligations of banks and other financial institutions that satisfy the fund’s eligibility requirements. Deutsche Investment Management Americas Inc. is the investment advisor for the fund.
DWS Small Mid Cap Growth VIP (Class A Shares) [1]	The fund seeks long-term capital appreciation. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities of small and mid-sized US companies. The fund defines small companies as those that are similar in market capitalization those in the Russell 2000® Growth Index. The fund defines mid-sized companies as those that are similar in market capitalization to those in the Russell Midcap® Growth Index. The fund invests primarily in common stocks but may invest in other types of equity securities such as preferred stocks or convertible securities. While the fund invests mainly in US stocks, it could invest up to 20% of total assets in foreign securities. The fund may invest in initial public offerings. Deutsche Investment Management Americas Inc. is the investment advisor for the fund.
Fidelity VIP Growth Portfolio (Service Class Shares)	The Fund seeks to achieve capital appreciation. FMR is the fund’s manager. FMR Co., Inc. (FMRC) and other investment advisers serves as sub-advisers for the Fund.
Fidelity VIP Index 500 Portfolio (Service Class Shares)	The Fund seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500® Index. Fidelity Management & Research Company (FMR) is the Fund’s manager. Geode Capital Management, LLC (Geode®) and FMR Co., Inc. (FMRC) serve as sub-advisers for the Fund.
Fidelity VIP Mid Cap Portfolio (Service Class Shares)	The Fund seeks long-term growth of capital. Fidelity Management & Research Company (FMR) is the fund’s manager. FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the Fund.
Fidelity VIP Freedom 2005 Portfolio	The Fund seeks total high return with a secondary objective of principal preservation as the fund approaches its target date and beyond. Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR), is the Fund’s manager.
Fidelity VIP Freedom 2010 Portfolio	The Fund seeks total high return with a secondary objective of principal preservation as the fund approaches its target date and beyond. Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR), is the Fund’s manager.
Fidelity VIP Freedom 2015 Portfolio	The Fund seeks total high return with a secondary objective of principal preservation as the fund approaches its target date and beyond. Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR), is the Fund’s manager.
Fidelity VIP Freedom 2020 Portfolio	The Fund seeks total high return with a secondary objective of principal preservation as the Fund approaches its target date and beyond. Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR), is the Fund’s manager.
Fidelity VIP Freedom 2025 Portfolio	The Fund seeks total high return with a secondary objective of principal preservation as the Fund approaches its target date and beyond. Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR), is the Fund’s manager.

Portfolio	Investment Objective and Investment Advisor
Fidelity VIP Freedom 2030 Portfolio	The Fund seeks total high return with a secondary objective of principal preservation as the Fund approaches its target date and beyond. Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR), is the Fund’s manager.
Fidelity VIP Freedom Income Portfolio	The Fund seeks total high return with a secondary objective of principal preservation. Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR), is the Fund’s manager.
Fidelity VIP FundsManager 20% Portfolio	The Fund seeks high current income and, as a secondary objective, capital appreciation. Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR), is the Fund’s manager.
Fidelity VIP FundsManager 50% Portfolio	The Fund seeks high total return. Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR), is the Fund’s manager.
Fidelity VIP FundsManager 70% Portfolio	The Fund seeks high total return. Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR), is the fund’s manager.
Fidelity VIP FundsManager 85% Portfolio	The Fund seeks high total return. Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR), is the Fund’s manager.
Franklin Small Cap Value VIP Fund (formerly Franklin Small Cap Value Securities Fund) (Class 2 Shares) [2]	Seeks long-term total return. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of small capitalization companies. Investment adviser is Franklin Advisory Services, LLC.
Franklin Small-Mid Cap Growth VIP Fund (formerly Franklin Small-Mid Cap Growth Securities Fund) (Class 2 Shares) [3]	Seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of small capitalization and mid-capitalization companies. Investment adviser is Franklin Advisers, Inc.
Goldman Sachs Strategic Growth Fund (Institutional Class Shares) [1]	Seeks long-term growth of capital. Investment adviser is Goldman Sachs Asset Management, L.P.
Goldman Sachs Mid Cap Value Fund (Institutional Class Shares) [1]	Seeks long-term capital appreciation. Investment adviser is Goldman Sachs Asset Management, L.P.
Goldman Sachs Small Cap Equity Insights Fund (formerly the Goldman Sachs Structured Small Cap Equity Fund) (Institutional Class Shares) [4]	Seeks long-term growth of capital. Investment adviser is Goldman Sachs Asset Management, L.P.
Janus Aspen Balanced Portfolio (Service Shares)	Seeks long-term capital growth, consistent with preservation of capital and balanced by current income. Investment adviser is Janus Capital Management LLC.
Janus Aspen Forty Portfolio (Institutional Shares)	Seeks long-term growth of capital. Investment adviser is Janus Capital Management LLC.
Janus Aspen Enterprise Portfolio (Service Shares) [1]	Seeks long-term growth of capital. Investment adviser is Janus Capital Management LLC.
PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged) (Administrative Class Shares)	Seeks maximum total return, consistent with preservation of capital and prudent investment management. Investment advisor is Pacific Investment Management Company LLC.
PIMCO VIT Low Duration Portfolio (Administrative Class Shares)	Seeks maximum total return, consistent with preservation of capital and prudent investment management. Investment adviser is Pacific Investment Management Company LLC.

Portfolio	Investment Objective and Investment Advisor
PVC Equity Income Account (Class 2 Shares) [1]	Seeks to provide a relatively high level of current income and long-term growth of income and capital. The investment advisor is Principal Management Corporation and the sub-adviser is Edge Asset Management, Inc.
PVC MidCap Account (Class 2 Shares) [1]	Seeks to provide long-term growth of capital. The investment advisor is Principal Management Corporation and the sub-advisor is Principal Global Investors, LLC.
PVC SAM Balanced Portfolio (Class 2 Shares)	Seeks to provide as high a level of total return (consisting of reinvested income and capital appreciation) as is consistent with reasonable risk. The investment advisor is Principal Management Corporation and the sub-advisor is Edge Asset Management, Inc.
PVC SAM Conservative Balanced Portfolio (Class 2 Shares)	Seeks to provide a high level of total return (consisting of reinvestment of income and capital appreciation), consistent with a moderate degree of principal risk. The investment advisor is Principal Management Corporation and the sub-advisor is Edge Asset Management, Inc.
PVC SAM Conservative Growth Portfolio (Class 2 Shares)	Seeks to provide long-term capital appreciation. The investment advisor is Principal Management Corporation and the sub-advisor is Edge Asset Management, Inc.
PVC SAM Flexible Income Portfolio (Class 2 Shares)	Seeks to provide a high level of total return (consisting of reinvestment of income with some capital appreciation). The investment advisor is Principal Management Corporation and the sub-advisor is Edge Asset Management, Inc.
PVC SAM Strategic Growth Portfolio (Class 2 Shares)	Seeks to provide long-term capital appreciation. The investment advisor is Principal Management Corporation and the sub-advisor is Edge Asset Management, Inc.
PVC SmallCap Growth Account II (Class 2 Shares) [1]	Seeks long-term growth of capital. The investment advisor is Principal Management Corporation and the sub-advisor is , Emerald Advisers, Inc.
Principal Capital Appreciation Fund (Class 2 Shares) [1]	Seeks to provide long-term growth of capital. The investment advisor is Principal Management Corporation and the sub-advisor is Edge Asset Management, Inc.
Templeton Developing Markets VIP Fund (formerly Templeton Developing Markets Securities Fund) (Class 2 Shares) 1/5	Seeks long-term capital appreciation. Under normal market conditions, the fund invests at least 80% of its net assets in emerging market investments. Investment advisor is Templeton Asset Management Ltd. (Asset Management) and the sub-advisor is Edge Asset Management, Inc.
The Dreyfus Socially Responsible Growth Fund, Inc. (Service Class Shares)	Seeks to provide capital growth, with current income as a secondary goal. Investment adviser is The Dreyfus Corporation.

[1]	The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors.”
[2]	Effective April 30, 2014, Franklin Small Cap Value Securities Fund changed its name to Franklin Small Cap Value VIP Fund.
[3]	Effective April 30, 2014, Franklin Small-Mid Cap Growth Securities Fund changed its name to Franklin Small Mid-Cap Growth VIP Fund.
[4]	Effective April 30, 2014, Goldman Sachs Structured Small Cap Equity Fund changed its name to Goldman Sachs Small Cap Equity Insights Fund.
[5]	Effective April 30, 2014, Templeton Developing Markets Securities Fund changed its name to Templeton Developing Markets VIP Fund.
[6]	Effective May 1, 2014, DWS Global Small Cap Growth VIP Fund changed its name to DWS Global Small Cap VIP Fund.

In addition to the Variable Account, the funds may sell shares to other separate investment accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies as well as to qualified plans. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the funds simultaneously. Although neither Farmers, nor the mutual funds currently foresee any such disadvantages, either to variable life insurance Policy Owners or to variable annuity contract Owners, each fund’s Board of Directors (or Trustees) will monitor events in order to identify any material conflicts between the interests of such variable life insurance Policy Owners and variable annuity contract Owners, and will determine what action, if any, it should take. Such action could include the sale of fund shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example, (1) changes in state insurance laws, (2) changes in Federal income tax laws, or (3) differences in voting instructions given by those variable life insurance Owners and those given by variable annuity contract Owners. If a fund’s Board of Directors (or Trustees) were to conclude that separate funds should be established for variable life insurance and variable annuity separate accounts, Farmers will bear the attendant expenses, but variable life insurance Policy Owners and variable annuity contract Owners would no longer have the economies of scale resulting from a larger combined fund.

Please read the attached prospectuses for the portfolios to obtain more complete information before you invest.

Selection of the Portfolios

The portfolios offered through the Contracts are selected by Farmers, and Farmers may consider various factors, including, but not limited to asset class coverage, the strength of the investment adviser’s (and/or subadviser’s) reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. We also consider whether the portfolio or one of its service providers (e.g., the investment adviser) will make payments to us in connection with certain administrative, marketing, and support services, or whether the portfolio’s adviser was an affiliate. We review the portfolios periodically and may remove a portfolio, or limit its availability to new premiums and/or transfers of Contract Value if we determine that a portfolio no longer satisfies one or more of the selection criteria and/or if the portfolio has not attracted significant allocations from Contract Owners.

You are responsible for choosing to invest in the portfolios and the amounts allocated to each that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since you bear the investment risk of investing in the subaccounts, you should carefully consider any decisions regarding allocations of premium and Contract Value to each subaccount.

In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the portfolios that is available to you, including each portfolio’s prospectus, statement of additional information, and annual and semi-annual reports. Other sources such as the portfolio’s website or newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a portfolio. After you select subaccounts in which to allocate premium or Contract Value, you should monitor and periodically re-evaluate your investment allocations to determine if they are still appropriate.

You bear the risk that the Contract Value of your Contract may decline as a result of the performance of the subaccounts you have chosen.

We do not provide investment advice and we do not recommend or endorse any of the particular portfolios available as investment options in the Contract.

Revenue We Receive From the Portfolios and/or Their Service Providers. We (and our affiliates) may directly or indirectly receive payments from the portfolios and/or their service providers (investment advisers, administrators, and/or distributors), in connection with certain administrative, marketing and other services we (and our affiliates) provide and expenses we incur. We (and/or our affiliates) generally receive three types of payments:

•

Rule 12b-1 Fees. We and/or our affiliate, Farmers Financial Solutions, LLC (“FFS”), the principal underwriter and distributor for the Contracts, receive some or all of the 12b-1 fees from the portfolios that charge a 12b-1 fee. See the prospectuses for the funds for more information. The 12b-1 fees we and/or FFS receive are calculated as a percentage of the average daily net assets of the portfolios owned by the subaccounts available under this Contract and certain other variable insurance products that we issue.

•

Administrative, Marketing and Support Service Fees (“Support Fees”). We and/or FFS may receive compensation from some of the portfolios’ service providers for administrative and other services we perform relating to Variable Account operations that might otherwise have been provided by the portfolios. The amount of this compensation is based on a percentage of the average assets of the particular portfolios attributable to the Contract and to certain other variable insurance products that we issue. These percentages currently range from 0.10% to 0.25% and may be significant. Some service providers may pay us more than others.

The chart below provides the current maximum combined percentages of 12b-1 fees and Support Fees that we anticipate will be paid to us and/or FFS on an annual basis:

Incoming Payments to Farmers and/or FFS
From the following Funds and their Service Providers:	Maximum % of assets*	From the following Funds and their Service Providers:	Maximum % of assets*
Dreyfus	0.25%	Janus	0.25%
Fidelity	0.25%	PIMCO	0.15%
Franklin Templeton	0.25%	Principal	0.25%

*	Payments are based on a percentage of the average assets of each underlying portfolio owned by the subaccounts available under this Contract and under certain other variable insurance products offered by us.

•

Other Payments. We and/or FFS also may directly or indirectly receive additional amounts or different percentages of assets under management from some of the portfolio’s service providers with regard to the variable insurance products we issue. These payments may be derived, in whole or in part, from the advisory fees deducted from assets of the portfolios. Contract Owners, through their indirect investment in the portfolios, bear the costs of these advisory fees. Certain investment advisers or their affiliates may provide us and/or FFS with wholesaling services to assist us in the distribution of the Contract, may pay us and/or FFS amounts to participate in sales meetings or may reimburse our sales costs, and may provide us and/or FFS with occasional gifts, meals, tickets, or other compensation or reimbursement. The amounts in the aggregate may be significant and may provide the investment advisor (or other affiliates) with increased access to us and FFS.

Proceeds from these payments made by the portfolios, investment advisors, and/or their affiliates may be used for any corporate purpose, including payment of expenses that we and FFS incur in promoting, issuing, distributing, and administering the Contracts, and that we incur, in our role as intermediary, in marketing and administering the underlying portfolios. We and our affiliates may profit from these payments.

For further details about the compensation payments we make in connection with the sale of the Contracts, see the “Distribution of the Contracts” section.

Availability of the Portfolios

We cannot guarantee that each portfolio will always be available for investment through the Contracts.

We reserve the right, subject to applicable law, to add new portfolios or classes of portfolio shares, remove or close existing portfolios or classes of portfolio shares, or substitute portfolio shares held by any subaccount for shares of a different portfolio. New or substitute portfolios or classes of portfolio shares may have different fees and expenses and their availability may be limited to certain classes of purchasers. If the shares of a portfolio are no longer available for investment, or if, in our judgment, further investment in any portfolio should become inappropriate, we may redeem the shares of that portfolio and substitute shares of another portfolio. We will not add, remove, or substitute any shares without notice and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law.

Your Right to Vote Portfolio Shares

Even though we are the legal Owner of the portfolio shares held in the subaccounts, and have the right to vote on all matters submitted to shareholders of the portfolios, we will vote our shares only as you and other Contract Owners instruct, so long as such action is required by law.

Before a vote of a portfolio’s shareholders occurs, you will receive voting materials from us. We will ask you to instruct us on how to vote and to return your proxy to us in a timely manner. You will have the right to instruct us on the number of portfolio shares that corresponds to the amount of Contract Value you have in the subaccount that invests in that portfolio (as of a date set by the portfolio). When we solicit your vote, the number of votes you have will be calculated separately for each subaccount in which you have an investment.

If we do not receive voting instructions on time from some Owners, we will vote those shares in the same proportion as the timely voting instructions we receive. Should Federal securities laws, regulations and interpretations change, we may elect to vote portfolio shares in our own right. If required by state insurance officials, or if permitted under Federal regulation, we may disregard certain Owner voting instructions. If we ever disregard voting instructions, we will send you a summary in the next annual report to Contract Owners advising you of the action and the reasons we took such action.

Your Contract: The Pay-In Period

The Pay-in Period begins when we issue your Contract and continues until the Annuity Start Date. The Pay-in Period will also end if you surrender your Contract, or a death benefit is payable, before the Payout Period.

Purchasing a Contract

Please note that we are no longer offering the Contract for sale. This “Purchasing a Contract” section is included in this prospectus for your information.

To purchase a Contract, you must complete an application and send it with your initial premium to us through any authorized licensed agent who is also a registered representative of a broker-dealer having a selling agreement with the principal underwriter for the Contract, Farmers Financial Solutions, LLC. Contracts also may be sold to or in connection with retirement plans that qualify for special tax treatment.

You may purchase a Contract with a Premium Payment of $500 or more. The first Premium Payment is the only one we require you to make.

There may be delays in our receipt and processing of applications and Premium Payments that are outside of our control (for example, because of the failure of a selling broker-dealer or registered representative to forward the application to us or our Service Center promptly, or because of delays in determining whether the Contract is suitable for you). Any such delays will affect when your Contract can be issued and your premium is allocated among the investment choices you have selected.

We reserve the right to decline an application for any reasons subject to the requirements imposed by law in the jurisdiction where the Contract was to be issued and delivered. If we decline your application, we will refund you the full amount of any premium you have paid.

Who Should Purchase the Contract? We have designed this Contract for people seeking long-term tax deferred accumulation of assets, generally for retirement. This includes persons who have maximized their use of other retirement savings methods, such as 401(k) plans. The tax-deferred feature is most attractive to people in higher Federal and state income tax brackets. You should not buy this Contract if you are looking for a short-term investment or if you cannot take the risk of getting back less money than you invested. You will have to hold the Contract for a period of time before the tax benefits will outweigh the fees assessed under this Contract.

If you are purchasing the Contract through a tax favored arrangement, including IRAs, Roth IRAs, SIMPLE IRAs, and SEP IRAs, you should carefully consider the costs and benefits of the Contract (including annuity income benefits) before purchasing the Contract, since the tax favored arrangement itself provides for tax sheltered growth.

The Contract is available for qualified and non-qualified retirement plans. Effective on August 1, 2009, we will not issue you a Contract for a non-qualified plan if you are older than age 85 on the Issue Date. For qualified plans the maximum issue age is 80.

When We Issue Your Contract

If your application is complete and your Premium Payment has been received at the Service Center, we will issue your Contract within two Business Days of its receipt, and credit your initial Premium Payment to your Contract. If your application is incomplete, we will contact you and seek to complete it within five Business Days. If we cannot complete your application within five Business Days after we receive it, we will return your Premium Payment, unless you expressly permit us to keep it. We will credit the payment as soon as we receive all necessary application information.

The date we credit your initial Premium Payment to your Contract is the Issue Date. In most states, on the Issue Date we will allocate your initial premium to the subaccounts and the Fixed Account as you specified on your application.

If your state requires us to return your initial premium(s) in the event you exercise your right to cancel the Contract, or if you purchase a Qualified Contract, we will allocate the initial premium(s) to the Fixed Account on the Issue Date. While held in the Fixed Account, your premium(s) will be credited with interest at current Fixed Account rates. The premium(s) will remain in the Fixed Account for the number of days in your state’s right to examine period, plus 10 days. On the first Business Day on or after that period, we will reallocate all Contract Value from the Fixed Account to the subaccounts and Fixed Account as you selected on the application.

Tax-Free ‘Section 1035’ Exchanges

You can generally exchange one annuity for another in a ‘tax-free exchange’ under Section 1035 of the Tax Code. Before making an exchange, you should compare both contracts carefully. Remember that if you exchange another contract for the one described in this prospectus, you might have to pay a surrender charge on your old contract. There will be a new surrender charge period for this Contract and other charges may be higher (or lower) and the benefits may be different than your old contract. If the exchange does not qualify for Section 1035 treatment, you may have to pay Federal income and penalty taxes on the exchange. You should not exchange another contract for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this Contract (that person will generally earn a commission if you buy this Contract through an exchange or otherwise).

In Revenue Procedure 2011-38, the IRS eased the restrictions on when a partial transfer between annuity contracts will be treated as a tax-free transfer exchange under Section 1035 of the Tax Code. The original restrictions were imposed by Revenue Procedure 2008-24 which set forth the circumstances under which a direct transfer of a portion of the cash surrender value of an existing annuity contract would be treated by the IRS as a tax-free exchange.

Under Rev. Proc. 2011-38:

1.	The period of time in which cash can be withdrawn from either contract after a partial transfer has been significantly shortened from 12 months beginning on the date of the transfer to 180 days; and

2.	Annuity payments that satisfy the newly enacted partial annuitization rule of Section 72(a)(2) of the Tax Code will not be treated as a distribution from either the old or new contract.

Please consult a competent tax advisor before engaging in either a Code Section 1035 exchange or partial transfer.

Cancellation – The 10 Day Right-to-Examine Period

You have the right to cancel the Contract for any reason during the “right-to-examine period” by returning it to our Home Office at Mercer Island, Washington. In most states, the right-to-examine period expires 10 days after you receive the Contract. This period will be longer if required by state law. If you decide to cancel the Contract during the right-to-examine period, we will treat the Contract as if we never issued it.

In most states, the amount of the refund will be the total premiums we have received, plus (or minus) any gains (or losses) in the amounts you invested in the subaccounts. If state law requires a return of premium, we will refund the greater of your original premium(s) or the Contract Value on the date we receive the Contract at our Home Office at the address shown on the front page of this prospectus. If you purchase a Qualified Contract, we will return the premium(s) paid. If your state requires us to return your premium or if you have purchased a Qualified Contract, we will place your premium(s) in the Fixed Account for the number of days in your state’s right to examine period, plus 10 days. We will credit your premium(s) placed in the Fixed Account with interest at the current Fixed Account interest rates. We will pay the refund within 7 calendar days after we receive the Contract. The Contract will then be deemed void.

Contracts Sold in California. If you purchase your Contract in California, and are 60 years of age or older at the time, the right-to-examine period lasts for 30 days from the date you receive the Contract. You may cancel the Contract at any time during the right-to-examine period by returning it to our Home Office at Mercer Island, Washington or to the agent who sold you the Contract.

During the 30-day right-to-examine period (plus 10 days), we will place your premium in the Fixed Account, unless you specifically direct that we allocate your premium to the subaccounts and the Fixed Account you selected on the application. We will credit your premium(s) placed in the Fixed Account with interest at the current Fixed Account interest rate. If your premium is placed solely in the Fixed Account, we will refund to you all premiums and Contract fees you paid as of the Business Day on which we received your cancelled Contract at our Home Office (or your agent received your cancelled Contract, if earlier).

If you have directed that your premium be invested in the subaccounts, rather than the Fixed Account, during the right-to-examine period, we will refund you only the Contract Value. The Contract Value refunded will be as of the Business Day we receive your cancelled Contract at our Home Office (or your agent received your cancelled Contract, if earlier). Any amounts refunded will reflect the investment performance of the subaccounts you selected, and the fees and charges that we deduct. You bear the risk that a refund of your Contract Value could be less than the premium you paid for this Contract. If you decide to cancel this Contract after the right-to-examine period has expired, you will pay surrender charges on that transaction.

Ownership Rights

The Contract belongs to the Owner named in the application. The Owner may exercise all of the ownership rights and options described in the Contract. The Annuitant is the Owner unless the application specifies a different person as the Owner. The Owner may designate the Annuitant (the person to receive the annuity payments) and beneficiary (the person to receive the death benefit when the Annuitant or Owner dies) in the application.

Changing the Owner:

•	You may change the Owner by providing a written request to us at any time while the Annuitant is alive before the Annuity Start Date.
•	Any change in Owner requires our written approval.
•	The change takes effect on the date that the written request is signed.
•	We are not liable for any actions we may have taken before we received the written request.
•	Changing the Owner does not automatically change the beneficiary.

Changing the Owner may have tax consequences. You should consult a tax adviser before changing the Owner.

Selecting and Changing the Beneficiary:

•	If you designate more than one beneficiary, then each beneficiary shares equally in any death benefit proceeds unless the beneficiary designation states otherwise.
•	If the beneficiary dies before the Owner/Annuitant, then any contingent beneficiary becomes the beneficiary.
•	If both the beneficiary and contingent beneficiary die before the Owner/Annuitant, then we will pay the death benefit to the Owner or the Owner’s estate once the death benefit becomes payable.
•

You can request a delay clause that provides that if the beneficiary dies within a specified number of days (maximum 180 days) following the Owner’s/Annuitant’s death, then the death benefit proceeds will be paid as if the beneficiary had died first.

•	You can change the beneficiary generally by providing us with a written request signed by the Owner while the Annuitant is living.
•	The request to change the beneficiary must be signed by the Owner.
•	The change in beneficiary is effective as of the date you sign the written request, subject to any action taken before we receive the request.
•	If you have named a beneficiary irrevocably, both you and the beneficiary must sign any request for change.
•	We are not liable for any actions we may have taken before we received the written request.

Assigning the Contract:

•	You may assign Contract rights before the Annuity Start Date.
•	The Owner retains any ownership rights that are not assigned.
•	The assignee may not change the Owner or the beneficiary, and may not elect or change an optional method of payment. We will pay any amount payable to the assignee in a lump sum.
•	Claims under any assignment are subject to proof of interest and the extent of the assignment.
•	The rights of the Owner and the beneficiary are subject to the rights of the assignee.
•	We are not bound by any assignment unless duplicate signed forms are filed with us.
•	We are not responsible for the validity of any assignment.
•	We are not liable for any payment we made before we received Written Notice of the assignment.

Assigning the Contract may have tax consequences. See the “Federal Tax Considerations” section of this prospectus for more information.

Modifying the Contract

Only one of our officers may modify the Contract or waive any of our rights or requirements under the Contract. Any modification or waiver must be in writing. No agent may bind us by making any promise not contained in the Contract. Upon notice to you, we may modify the Contract to:

•

conform the Contract, our operations, or the Variable Account’s operations to the requirements of any law (or regulation issued by a government agency) to which the Contract, our company or the Variable Account is subject;

•	assure continued qualification of the Contract under the Federal tax laws; or

•	reflect a change in the Variable Account’s operations.

If we modify the Contract, we will make appropriate endorsements to the Contract. If any provision of the Contract conflicts with the laws of a jurisdiction that govern the Contract, we will amend the provision to conform with such laws.

Premiums

Premium Flexibility

The initial premium of at least $500 is the only premium required to be paid under the Contract. You have the ability to determine the frequency of premiums you make after payment of the initial premium. You also may determine the amount and timing of each additional Premium Payment, except that Premium Payments must be at least $500 ($50 or more for IRAs and/or if you authorize us to draw on an account by check or electronic debit). You may make Premium Payments at any time until the earliest of: (a) the Annuity Start Date; (b) the date you fully withdraw all Contract Value; or (c) the date you reach age 70 1/2 for Qualified Contracts (other than Roth IRAs, SEP or SIMPLE IRA employer contributions for employees over 70 1/2 with earned income, rollovers and transfers). You must send all premiums to our Service Center.

We will not accept total Premium Payments in excess of the cumulative premium limit that is specified on your Contract specification page. The Federal Tax Code may also limit the amount of premiums you may make.

We may decline a Premium Payment for any reason permitted by law.

Electronic Payments. If you authorize electronic payment of your premiums from your bank account, the total amount of premiums being debited must be at least $500 per year. You can make electronic payments on an annual, semi-annual, quarterly, or monthly basis for the applicable fraction of at least $500, but the total for the year must add up to at least $500.

Allocating Premiums

When you complete your application, you must instruct us to allocate your initial premium(s) to one or more subaccounts of the Variable Account and/or the Fixed Account according to the following rules.

•	You must put at least 1% (and no less than $500) of each premium in any subaccount you select or the Fixed Account.

•	Allocation percentages must be in whole numbers and the sum of the percentages must equal 100.

You can change the allocation instructions for additional premiums without charge at any time by providing us with written notification or by telephone authorization (or any other notification we deem satisfactory). Any allocation change will be effective on the date we record the change. Any future premiums will be allocated in accordance with the new allocation unless we receive contrary instructions. However, you may direct individual Premium Payments to a specific subaccount and/or to the Fixed Account without changing your instructions. Changing your allocation instructions will not change the way existing Contract Value is apportioned among the subaccounts or the Fixed Account.

Investment returns from amounts allocated to the subaccounts will vary with the investment performance of the subaccounts and will be reduced by Contract charges. You bear the entire risk for amounts you allocate to the subaccounts. You should periodically review your Premium Payment allocation instructions in light of market conditions and your overall financial objectives.

If your state requires us to return your initial premium(s) in the event you exercise your right to cancel the Contract, or if you purchase a Qualified Contract, we will allocate the initial premium(s) to the Fixed Account on the Issue Date. While held in the Fixed Account, your premium(s) will be credited with interest at the current Fixed Account rates. The premium(s) will remain in the Fixed Account for the number of days in your state’s right-to-examine period, plus 10 days. On the first Business Day on or after that period, we will reallocate all Contract Value from the Fixed Account to the subaccounts as you selected on the application.

If your state only requires return of Contract Value in event you exercise your right to cancel the Contract, we will allocate the initial premium(s) as you instructed in the application on the Issue Date. The initial premium will be credited using the Accumulation Unit value next computed at the end of the Business Day that we issue your Contract. Our Business Day usually closes at the end of regular trading on the NYSE (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time).

We credit any premiums you make to your Contract after the date of reallocation (or after the Issue Date, if applicable) using the Accumulation Unit value next computed at the end of a Business Day on which we receive them at our Service Center. Our Business Day closes at the end of regular trading on the NYSE (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time). If we receive your additional Premium Payments after the close of a Business Day, we will calculate and credit them as of the end of the next Business Day.

Your Contract Values

Contract Value

Your Contract Value:

•

varies from day to day, depending on the investment performance of the subaccounts you choose, the interest credited to the Fixed Account, the charges deducted and any other Contract transactions (such as additional Premium Payments, transfers, and partial withdrawals);

•	serves as the starting point for calculating values under a Contract;
•	equals the sum of all values in each subaccount and the Fixed Account;
•	is determined on the Issue Date and on each Business Day;
•	on the Issue Date, equals the initial premium less any premium tax due; and
•	has no guaranteed minimum amount and may be more or less than premiums paid.

Subaccount Value

Each subaccount’s value is determined at the end of each Business Day. We determine your Contract’s value in each subaccount by multiplying the number of units that your Contract has in the subaccount by the Accumulation Unit value of that subaccount at the end of the Business Day.

The number of Accumulation Units in any subaccount on any Business Day equals:

•	the initial Accumulation Units purchased at the unit value on the Issue Date; plus
•	Accumulation Units purchased with additional premiums; plus
•	Accumulation Units purchased via transfers from another subaccount or the Fixed Account; minus
•	Accumulation Units redeemed to pay a pro-rata share of the Records Maintenance Charge, if assessed on that Business Day; minus
•	Accumulation Units redeemed to pay for partial withdrawals, and any applicable surrender charges and premium taxes; minus
•	Accumulation Units redeemed as part of a transfer to another subaccount, or the Fixed Account, and any applicable transfer fee.

Every time you allocate or transfer money to or from a subaccount, we convert that dollar amount into Accumulation Units. We determine the number of Accumulation Units we credit to, or subtract from, your Contract by dividing the dollar amount of the allocation, transfer, or withdrawal, by the Accumulation Unit value for that subaccount at the end of the Valuation Period.

Accumulation Unit Value

The Accumulation Unit value (or price) of each subaccount will reflect the investment performance of the portfolio in which the subaccount invests. The Accumulation Unit value of each subaccount was originally established at the value shown in Appendix A. The Accumulation Unit value may increase or decrease from one Valuation Period to the next. The Accumulation Unit value for each subaccount is recalculated at the end of each Business Day by multiplying the Accumulation Unit value at the end of the immediately preceding Business Day by the Net Investment Factor for the Business Day for which the value is being determined. The new Accumulation Unit value reflects the investment performance of the underlying portfolio, and the daily deduction of: (i) the mortality and expense risk charge, (ii) any charge for enhanced benefit riders, and (iii) the daily administrative charge during each Valuation Period. For information on computing the Net Investment Factor, see the SAI.

We determine a separate Accumulation Unit value for each subaccount. We will also determine separate sets of Accumulation Unit value reflecting the costs of the Guaranteed Minimum Death Benefit and the Guaranteed Retirement Income Benefit.

Fixed Account Value

On the Issue Date, your Fixed Account Value is equal to the premiums paid.

Your Fixed Account Value at the end of any Valuation Period (before the Annuity Start Date) is equal to:

•	the total of premiums allocated to the Fixed Account; minus
•	any applicable premium taxes; plus
•	amounts transferred from the subaccounts; increased by
•	any credited interest; and decreased by
•	any transfers and withdrawals from the Fixed Account, and by any charges deducted from the Fixed Account.

Your Contract’s guaranteed minimum Fixed Account Value will not be less than the minimum values required by the state where we deliver your Contract.

Fees and Charges

This section describes the fees and charges that we make under the Contract to compensate for: (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume. The fees and charges we deduct under this Contract may result in a profit to us.

Mortality and Expense Risk Charge

As compensation for assuming mortality and expense risks, we deduct a daily mortality and expense risk charge from your net assets in the subaccounts. The charge is equal, on an annual basis, to 0.95% of average daily net assets you have invested in the subaccounts.

The mortality risk we assume is that Annuitants may live for a longer period of time than estimated when we established the guarantees in the Contract. Because of these guarantees, each Annuitant is assured that longevity will not have an adverse effect on the annuity payments received. The mortality risk that we assume also includes a guarantee to pay a death benefit if the Annuitant dies before the Annuity Start Date. The expense risk that we assume is the risk that the administrative fees and transfer fees (if imposed) may be insufficient to cover actual future expenses. We may use any profits from this charge to pay the costs of distributing the Contracts.

If you selected either the Guaranteed Minimum Death Benefit or the Guaranteed Retirement Income Benefit (offering discontinued in July 2003), we will deduct an additional daily fee from your value in the subaccounts at an annual rate of 0.25% of average daily net assets you have invested in the subaccounts. If you chose both benefits, the additional daily fee will increase to an annual rate of 0.50%. See “Fee Table.”

Asset-Based Administration Charge

We deduct a daily asset-based administration charge from each subaccount to help reimburse us for our administrative costs, such as Owner inquiries, changes in allocations, Owner reports, Contract maintenance costs and data processing costs. This charge is equal, on an annual basis, to 0.20% of your average daily net assets in the subaccounts. This charge is designed to help compensate us for the cost of administering the Contracts and the Variable Account.

Transfer Fee

A transfer fee of $25 will be imposed for the thirteenth and each subsequent transfer during a Contract Year. Any unused free transfers do not carry over to the next Contract Year. Each written or telephone request would be considered to be one transfer, regardless of the number of subaccounts affected by the transfer. Transfers you make through our asset rebalancing and dollar cost averaging programs do not count toward your twelve free transfers. We deduct the transfer fee from the amount transferred.

Surrender Charge

We do not deduct a charge for sales expenses from Premium Payments at the time Premium Payments are paid to us. However, we will deduct a surrender charge, if applicable, if you surrender your Contract or partially withdraw Cash Value before the Annuity Start Date, or if you annuitize your Contract. We do not assess a surrender charge on withdrawals made if the Contract terminates due to your death or the death of the last surviving Annuitant.

As a general rule, the surrender charge equals a percentage of the Premium Payments withdrawn that: (a) we have held for less than seven years; and (b) are not eligible for a free withdrawal. The surrender charge applies during the entire seven year period following each Premium Payment. The applicable percentage depends on the number of years since you made the Premium Payment being withdrawn, as shown on this chart:

Number of Completed Years from the Date of Premium Payment	Surrender Charge Percentage
0	7%
1	6%
2	5%
3	5%
4	4%
5	3%
6	2%
7 and later	0%

In determining surrender charges, we will deem premiums to be surrendered in the order in which we received them – that is, on a first-in, first-out basis.

Because surrender charges are based on the date each Premium Payment is made, you may be subject to a surrender charge, even though the Contract may have been issued many years earlier, if you have continued to make Premium Payments.

We will not apply the Surrender Charge Percentage to an amount greater than the current Contract Value minus the Free Withdrawal Amount. This may occur, for instance, if the Contract Value is less than your total Premium Payments because of negative investment performance.

When you request a withdrawal, you will be sent a check in the amount you requested (if available), less applicable tax withholding. If a surrender charge applies, your remaining Contract Value will be reduced by the dollar amount we send you, plus the surrender charge. The surrender charge is deducted pro-rata from all subaccounts and the Fixed Account in which the Contract is invested based on the remaining Contract Value in each subaccount and the Fixed Account, unless you request otherwise.

Free Withdrawal Amount

In any Contract Year before the Annuity Start Date, You may withdraw a portion of your Contract Value once each calendar quarter without incurring a surrender charge. This amount is called the Free Withdrawal Amount. Each Contract Year, the Free Withdrawal Amount is an amount up to the greater of:

•	Contract Value minus the excess of total premiums paid over prior withdrawals that were previously assessed a surrender charge; or

•	10% of the Contract Value determined at the time the withdrawal is requested, less any prior withdrawals in that Contract Year.

Any premium that has been held by us for more than seven years will be subject to a 0% Surrender Charge Percentage.

Examples of Surrender Charge Calculation:

In the following examples, assume that a Contract is issued on July 1, 2002 with a $10,000 premium paid on the Issue Date. No subsequent premiums are paid.

Partial Withdrawal Example. The Owner wishes to withdraw $4,000 on September 15, 2006. Suppose the Contract Value is $12,700 on that date, before the withdrawal.

The Free Withdrawal Amount is the larger of (a) and (b):

(a)	$12,700 – $10,000 = $2,700
(b)	(10%)($12,700) = $1,270

The Free Withdrawal Amount is $2,700. The remaining portion of the withdrawal is subject to a surrender charge. Since this amount represents the withdrawal of premium paid between 3 and 4 years ago, the surrender charge percentage is 5%. The surrender charge is calculated as follows:

($4,000—$2,700)(5%) = $65

The Owner would receive $4,000, and the remaining Contract Value would be reduced by $4,065 and would equal $8,635 after the $4,000 partial withdrawal is taken.

Full Withdrawal Example: Positive Growth. The Owner wishes to fully surrender the Contract in year 3. The $30 Records Maintenance Charge and the surrender charge would be deducted from (the Contract Value minus the Free Withdrawal Amount). The surrender charge is calculated as follows:

($12,700—$2,700)(5%)/1.05 = $476.19

The Owner would receive $12,700—$476.19—$30 = $12,193.81.

Full Withdrawal Example: Negative Growth. Assume the same facts as above, but the Contract Value has declined to $8,000. The Free Withdrawal Amount is the larger of (a) and (b):

(a)	$8,000—$10,000 = $-2,000
(b)	(10%)($8,000) = $800

The surrender charge is calculated as follows:

($8,000—$800)(5%)/1.05 = $342.86

The Owner would receive $8,000—$342.86—$30 = $7,627.14.

Free withdrawals may be subject to the 10% federal penalty tax if made before You reach age 59 1/2. They also may be subject to federal income tax.

Waiver of Surrender Charge Riders

If state law permits and subject to certain restrictions, we will automatically issue two riders with your Contract. As described in these riders, we will waive the surrender charge:

•	after an Annuitant (who is under age 75) has been confined in a hospital or skilled heath care facility continuously for at least 90 days; or

•

(after one year from the effective date of the rider) if an Annuitant is diagnosed with a terminal illness after we issue the Contract and is expected to live for 12 months or less, up to an aggregate maximum withdrawal of $250,000.

Records Maintenance Charge

At the end of each Contract Year before the Annuity Start Date, we will deduct a records maintenance charge of $30 from your Contract Value as partial reimbursement for our administrative expenses relating to the Contract. We will deduct the fee from each subaccount and the Fixed Account based on the proportion that the value in each subaccount and the Fixed Account bears to the total Contract Value. We will also deduct this charge on the Annuity Start Date, or the date you surrender the Contract.

We will not deduct this fee after annuity payments have begun. We also currently waive deduction of the charge for Contracts whose Contract Value is $50,000 or more on the date of assessment.

Portfolio Management Fees and Expenses

Each portfolio deducts portfolio management fees and expenses from the amounts you have invested in the portfolios through the subaccounts. You pay these portfolio fees and expenses indirectly. In addition, some portfolios deduct 12b-1 fees at an annual rate of up to 0.25% of average daily portfolio assets. For 2013, total annual portfolio fees and charges for the portfolios offered through this Contract ranged from 0.20% to 1.60% of average daily portfolio assets. See the prospectuses for the portfolios for more information.

Redemption Fees. A portfolio may assess a redemption fee of up to 2% on subaccount assets that are redeemed out of the portfolio in connection with a withdrawal or transfer. Each portfolio determines the amount of the redemption fee and when the fee is imposed. The redemption fee is retained by or paid to the portfolio and is not retained by us. The redemption fee will be deducted from your Contract Value. For more information on each portfolio’s redemption fee, see the portfolio prospectus.

Premium Taxes

Various states and other governmental entities charge a premium tax on annuity contracts issued by insurance companies. Premium tax rates currently range up to 3.5%, depending on the state. We are responsible for paying these taxes. If applicable, we will deduct the cost of such taxes from the value of your Contract either:

•	from Premium Payments as we receive them,
•	from Contract Value upon surrender or partial withdrawal,
•	on the Annuity Start Date, or
•	upon payment of a death benefit.

Other Taxes

Currently, no charge is made against the Variable Account for any federal, state or local taxes (other than premium taxes) that we incur or that may be attributable to the Variable Account or the Contracts. We may, however, deduct such a charge in the future, if necessary.

Transfers

After the right-to-examine period has expired and before the Annuity Start Date, you may make transfers from the subaccounts or from the Fixed Account subject to the conditions stated below. We determine the amount you have available for transfers at the end of the Valuation Period when we receive your transfer request. We may modify or suspend the transfer privilege at any time. Transfers under the Contract are subject to the following conditions:

•	You may make an unlimited number of transfers in a Contract Year from the subaccounts (subject to the “Policy and Procedures Regarding Disruptive Trading and Market Timing” section below).

•

You may only make one transfer each Contract Year from the Fixed Account (unless you choose dollar cost averaging) during the 30 days following a Contract Anniversary. We measure a Contract Year from the anniversary of the Issue Date.

•	You may not make a transfer into the Fixed Account during the six months following any transfer you make out of the Fixed Account to any subaccount(s).

•	You may request transfers in writing (in a form we accept), or by telephone. You should send written requests to the Service Center.

•

You must transfer at least the lesser of $100, or your total value in the subaccount, if less. If you request a transfer that would reduce the amount in a subaccount or Fixed Account below $500, we will transfer the entire amount in the subaccount.

•

We deduct a $25 charge from the amount transferred or from the remaining Contract Value (your choice) for the 13th and each additional transfer in a Contract Year. Any unused free transfers do not carry over to the next Contract Year. Transfers you make pursuant to the asset rebalancing and dollar cost averaging programs do not count toward your 12 free transfers. For more information, see “Fees and Charges.”

•	We consider each written or telephone request to be a single transfer, regardless of the number of subaccounts (or Fixed Account) involved.

•

We will price complete transfer requests that are received at our Service Center before the NYSE closes for regular trading (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time) using the Accumulation Unit value determined at the close of that regular trading session of the NYSE. If we receive your complete transfer request after the close of regular trading on the NYSE, we will price the transfer request using the Accumulation Unit value determined at the close of the next regular trading session of the NYSE.

•	We may suspend, restrict, modify or eliminate the transfer privilege at any time.

Asset Allocation Models

Asset allocation allows you to allocate your investments among various asset classes – such as stock funds, international funds, bond funds, and money market funds – depending on your risk tolerance, investment goals and time horizon. Keep in mind that use of an asset allocation model does not guarantee favorable investment results.

An asset allocation model program is not currently available in connection with the Contracts. However, we may offer an asset allocation model program in the future.

Automatic Asset Rebalancing Program

If you select the Automatic Asset Rebalancing program (“AAR”), you can instruct us to automatically rebalance your money in the subaccounts each quarter to reflect your most recent instructions for allocating premiums. Investment performance will likely cause any allocation percentages you selected to shift. With AAR, we will automatically make transfers among the subaccounts on the first day of the Policy quarter based on the anniversary date of the Policy to bring your Contract back in line with the percentages you most recently provided to us.

For instance, assume you instructed us to put your initial premium into 5 subaccounts in equal proportions (20% in each) and you selected AAR on your application. Over the next few months, investment performance caused the percentage of your Contract Value in the 5 subaccounts to change so that the 5 subaccounts were 10%, 30%, 10%, 30% and 20% of your Contract Value.

On the first day of the policy quarter based on the anniversary date of the Policy, we will transfer your money among the subaccounts so that 20% of your Contract Value is again in each of the 5 subaccounts.

If you select an asset allocation model on your application and you select AAR, then on the first day of the policy quarter based on the anniversary date of the Policy, we will automatically transfer money among the subaccounts to match the percentages in the original asset allocation model you select. Unless you instruct us to update the asset allocation model, AAR will rebalance your money in the subaccounts to the original model that was in place on the Issue Date (or to the model in place on the date you most recently told us to update the model).

Transfers under this program are not subject to the $100 minimum transfer limitation. There is no charge for using AAR and we do not charge a transfer fee for asset rebalancing. We do not include any money allocated to the Fixed Account in the rebalancing. We do not assess transfer fees on AAR transfers, nor do we count them toward the twelve free transfers permitted each Contract Year.

You can start and stop AAR at any time, and you can change your instructions at any time by submitting a request to the Service Center. AAR is not available after the Annuity Start Date. Your AAR instructions are effective on the Business Day we receive them at the Service Center. The AAR program is not available if you elect to enroll in the Dollar Cost Averaging program discussed below.

We may suspend or modify AAR at any time.

Third Party Transfers

If you authorize a third party to transact transfers on your behalf, we will honor their transfer instructions, so long as they comply with our administrative systems, rules and procedures, which we may modify or rescind at any time. However, you may not authorize a registered representative or an agent to transact transfers on your behalf. We take no responsibility for any third party asset allocation program. Please note that any fees and charges assessed for third party asset allocation services are separate and distinct from the Contract fees and charges set forth in this prospectus. We neither recommend nor discourage the use of asset allocation services.

Dollar Cost Averaging Program

Under the Dollar Cost Averaging program, you may authorize us to transfer a fixed dollar amount at monthly intervals from the Fixed Account to one or more subaccounts. You may designate up to eight subaccounts to receive the transfers. The fixed dollar amount will purchase more Accumulation Units of a subaccount when their value is lower and fewer units when their value is higher. Over time, the cost per unit averages out to be less than if all purchases of units had been made at the highest value and greater than if all purchases had been made at the lowest value. The dollar cost averaging method of investment reduces the risk of making purchases only when the price of Accumulation Units is high. It does not assure a profit or protect against a loss in declining markets.

Dollar cost averaging is only available during the Pay-in Period. You may cancel your participation in the program at any time.

You may enroll in the Dollar Cost Averaging program at any time by submitting a request to the Service Center. We make transfers on the same day of every month as your Issue Date. Transfers under the Dollar Cost Averaging program are not included when we determine the number of free transfers permitted each year. We must receive the request form at least 5 Business Days before the transfer date, for your transfers to begin on that date.

When you enroll in the Dollar Cost Averaging program, your total Contract Value in the Fixed Account must be at least equal to the amount you designate to be transferred on each transfer date. Transfers from the Fixed Account under this program must be at least $100. If on any transfer date the amount remaining in the Fixed Account is less than the amount designated to be transferred, the entire balance will be transferred out of the Fixed Account and applied pro-rata to the selected subaccounts, and the dollar cost averaging request will expire.

We may suspend or modify this Dollar Cost Averaging program at any time. We do not assess transfer fees on dollar cost averaging transfers. The Dollar Cost Averaging program is not available if you elect to enroll in the Automatic Asset Rebalancing program discussed above.

Telephone Transfers

Your Contract will automatically receive telephone transfer privileges unless you provide other instructions. (In some states you may have to elect telephone transfers.) To make a telephone transfer, you must call the Service Center toll-free at 1-877-376-8008, open between 8:00 a.m. and 6:00 p.m. Eastern Time. Any telephone transfer requests directed to another number may not be considered received at our Service Center.

Please note the following regarding telephone transfers:

•	We are not liable for any loss, damage, cost or expense from complying with telephone instructions we reasonably believe to be authentic. You bear the risk of any such loss.

•	We will employ reasonable procedures to confirm that telephone instructions are genuine.

•

Such procedures may include requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of transactions to you, and/or tape recording telephone instructions received from you.

•	If we do not employ reasonable confirmation procedures, we may be liable for losses due to unauthorized or fraudulent instructions.

We will price any complete telephone transfer request that we receive at the Service Center before the NYSE closes for regular trading (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time) using the accumulation unit value determined at the end of that regular trading session of the NYSE. We cannot guarantee that telephone transfer transactions will always be available. For example, our Service Center may be closed during severe weather emergencies or there may be interruptions in telephone service or problems with computer systems that are beyond our control. Outages or slowdowns may prevent or delay our receipt of your request. If the volume of calls is unusually high, we might not have someone immediately available to receive your order. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.

The corresponding portfolio of any subaccount determines its net asset value per each share once daily, as of the close of the regular business session of the NYSE (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time), which coincides with the end of each Valuation Period. Therefore, we will price any transfer request we receive after the close of the regular business session of the NYSE, on any day the NYSE is open for regular trading, using the net asset value for each share of the applicable portfolio determined as of the close of the next regular business session of the NYSE.

We reserve the right to modify, restrict, suspend or eliminate the transfer privileges (including the telephone transfer facility) at any time, for any class of Contracts, for any reason.

Policy and Procedures Regarding Disruptive Trading and Market Timing

Statement of Policy. This Contract is not designed for use by organizations or individuals engaged in market timing or for use by investors who make frequent transfers, programmed transfers, transfers into and then out of a subaccount in a short period of time, or transfers of large amounts at one time (“Disruptive Trading”).

Market timing and other kinds of Disruptive Trading can increase your investment risks and have harmful effects for you, for other Contract Owners, for the underlying portfolios, and for other persons who have material rights under the Contracts, such as insureds and beneficiaries. These risks and harmful effects include:

•

dilution of the interests of long-term investors in a subaccount if market timers manage to transfer into an underlying portfolio at prices that are below the true value or to transfer out of the underlying portfolio at prices that are above the true value of the underlying portfolio’s investments (some market timers attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”);

•	reduced investment performance due to adverse effects on portfolio management by:
¡	impeding a portfolio manager’s ability to sustain an investment objective;
¡	causing the underlying portfolio to maintain a higher level of cash than would otherwise be the case;
¡	causing an underlying portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying portfolio; and

•	increased costs to you in the form of increased brokerage and administrative expenses. These costs are borne by all Contract Owners invested in those subaccounts, not just those making the transfers.

Policy Against Disruptive Trading. We have adopted policies and procedures that are intended to detect and deter market timing and other forms of Disruptive Trading. We do not make special arrangements or grant exceptions or waivers to accommodate any persons or class of persons with regard to these policies and procedures. Do not invest with us if you intend to conduct market timing or potentially Disruptive Trading.

For these purposes, we do not include transfers made pursuant to Dollar Cost Averaging or Automatic Asset Rebalancing.

Detection. We monitor the transfer activities of Owners in order to detect market timing and other forms of Disruptive Trading activity. However, despite our monitoring we may not be able to detect or halt all Disruptive Trading activity. Our ability to detect Disruptive Trading may be limited by operational or technological systems, as well as by our ability to predict strategies employed by market timers to avoid detection. As a result, despite our efforts, there is no assurance that we will be able to identify and curtail all Disruptive Trading by such Contract Owners or intermediaries acting on their behalf.

In addition, because other insurance companies (and retirement plans) with different market timing policies and procedures may invest in the underlying portfolios, we cannot guarantee that all harmful trading will be detected or that an underlying portfolio will not suffer harm from Disruptive Trading in the subaccounts of variable products issued by these other insurance companies (or retirement plans) that invest in the underlying portfolios.

As a result, to the extent we are not able to detect Disruptive Trading activity, or other insurance companies (or retirement plans) fail to detect such activity, it is possible that a market timer may be able to engage in Disruptive Trading transactions that may interfere with underlying portfolio management and cause you to experience detrimental effects such as increased costs, lower performance and a dilution of your interest in an underlying portfolio.

Deterrence. We impose limits on transfer activity within the Contract in order to deter Disruptive Trading.

We will accept the following transfers only if the order is sent to us with an original signature and by first class U.S. Mail:

•	transfers in excess of $250,000 per Contract, per day; and
•	transfers into or out of the following subaccounts in excess of $50,000 per Contract, per day:
¡	DWS Global Small Cap VIP (formerly DWS Global Small Cap Growth VIP);
¡	DWS International VIP; and
¡	PIMCO VIT Foreign Bond Portfolio.

If you send a transfer request in excess of these restrictions by any other method (such as fax, phone, or overnight mail), we will not honor your request.

If we identify suspicious transfer activity, we will advise you in writing that we are monitoring your transfer activity and that we will impose restrictions if we identify a pattern of Disruptive Trading activity. If we identify such a pattern as a result of continued monitoring, we will notify you in writing that all future transfers must be requested through first class U.S. Mail. This means that we would accept only written transfer requests with an original signature transmitted to us only by first class U.S. mail. We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.

To further deter any market timing and Disruptive Trading activities, we may at any time and without prior notice:

•	terminate all telephone, website, email or fax transfer privileges;
•	limit the total number of transfers;
•	place further limits on the dollar amount that may be transferred;
•	require a minimum period of time between transfers; or

•	refuse transfer requests from intermediaries acting on behalf of you.

Our ability to impose these restrictions in order to discourage market timing and other forms of Disruptive Trading may be limited by the provisions of your Contract. As a result, to the extent the provisions of your Contract limit our actions, some Contract Owners may be able to market time through the Contract, while others would bear the harm associated with the timing.

We reserve the right to reject any Premium Payment or transfer request from any person without prior notice, if, in our judgment, (1) the payment or transfer, or series of transfers, would have a negative impact on an underlying portfolio’s operations, or (2) if an underlying portfolio would reject or has rejected our purchase order, or has instructed us not to allow that purchase or transfer, or (3) you have a history of large or frequent transfers. We may impose other restrictions on transfers, or even prohibit transfers for any Owner who, in our view, has abused, or appears likely to abuse, the transfer privilege. We also reserve the right to reverse a potentially harmful transfer if an underlying portfolio refuses or reverses our order; in such instances some Contract Owners may be treated differently than others. For all of these purposes, we may aggregate two or more variable insurance products that we believe are connected.

In addition to our internal policies and procedures, we will administer your Contract to comply with any applicable state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying portfolios.

Under our current policies and procedures, we do not:

•	impose redemption fees on transfers;
•	expressly limit the number, size or frequency of transfers in a given period (except for certain subaccounts listed above where transfers that exceed a certain size are prohibited); or
•	allow a certain number of transfers in a given period.

Redemption fees, other transfer limits, and other procedures or restrictions may be more or less successful than ours in deterring market timing or other forms of Disruptive Trading and in preventing or limiting harm from such trading.

We may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate (1) to better detect and deter market timing or other Disruptive Trading if we discover that our current procedures do not adequately curtail such activity, (2) to comply with state or federal regulatory requirements, or (3) to impose additional or alternative restrictions on Owners engaging in frequent transfer activity among the underlying portfolios under the Contract. The actions we take will be based on policies and procedures that we apply uniformly to all Contract Owners.

Underlying Portfolio Frequent Trading Policies. The underlying portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the underlying portfolios describe any such policies and procedures. The frequent trading policies and procedures of one underlying portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of another underlying portfolio and the policies and procedures we have adopted for the Contract to discourage market timing and other programmed, large, frequent, or short-term transfers.

You should be aware that, as required by SEC regulation, we have entered into a written agreement with each underlying fund or principal underwriter that obligates us to provide the fund, upon written request, with information about you and your trading activities in the fund’s portfolios. In addition, we are obligated to execute instructions from the funds that may require us to restrict or prohibit your investment in a specific portfolio if the fund identifies you as violating the frequent trading policies that the fund has established for that portfolio.

If we receive a Premium Payment from you with instructions to allocate it into a fund that has directed us to restrict or prohibit your trades into the fund, then we will request new allocation instructions from you. If you request a transfer into a fund that has directed us to restrict or prohibit your trades, then we will not affect the transfer.

Omnibus Order. Contract Owners and other persons with material rights under the Contract also should be aware that the purchase and redemption orders received by the underlying portfolios generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual Owners of variable insurance products. The omnibus nature of these orders may limit the underlying portfolios’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it will affect other Owners of underlying portfolio shares, as well as the Owners of all of the variable annuity or life insurance policies, including ours, whose variable investment options correspond to the affected underlying portfolios. In addition, if an underlying portfolio believes that an omnibus order we submit may reflect one or more transfer requests from Owners engaged in market timing and other programmed, large, frequent, or short-term transfers, the underlying portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

Surrender and Partial Withdrawals

Surrender

At any time before the Annuity Start Date, you may make a written request to surrender your Contract for its Cash Value as calculated at the end of the Business Day when we receive your request at the Service Center, unless you specify a later Business Day in your request. You should send your written request to the Service Center. The Cash Value is the amount we pay when you surrender your Contract.

The Cash Value on any Business Day equals:

•	the Contract Value as of such date; minus
•	any surrender charge as of such date; minus
•	any premium taxes not previously deducted; minus
•	the Records Maintenance Charge unless waived.

Surrender Conditions:

•	You must make your surrender request in writing.
•	Your written surrender request must contain your signature.
•	You should send your written request to the Service Center.
•	A surrender is effective as of the Business Day when we receive your written request, unless you request otherwise.
•

You will incur a surrender charge if you surrender the Contract during the first 7 Contract years after making a Premium Payment. See the “Fees and Charges” section of this prospectus for more information.

•	Once you surrender your Contract, all coverage and other benefits under it cease and cannot be reinstated.
•	We will pay you the Cash Value in a lump sum within seven calendar days unless you request payment under an annuity option.

We will price complete surrender requests that we receive from you at our Service Center before the NYSE closes for regular trading (usually 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time) using the Accumulation Unit value determined at the close of that regular trading session of the NYSE. If we receive your complete surrender request after the close of regular trading on the NYSE, we will price your surrender request using the Accumulation Unit value determined at the close of the next regular trading session of the NYSE.

Surrendering the Contract may have adverse tax consequences, including a penalty tax. See “Federal Tax Considerations.”

Partial Withdrawals

Before the Annuity Start Date, you may request a withdrawal of part of your Cash Value subject to certain conditions. Partial withdrawals may have adverse tax consequences, including a penalty tax. See “Federal Tax Considerations.”

Partial Withdrawal Conditions:

•	You must make your partial withdrawal request in writing.
•	Your written partial withdrawal request must contain your signature.
•	You should send your written request to the Service Center.
•	You may make only one partial withdrawal each calendar quarter.

•	You must request at least $100.
•	You may not make a partial withdrawal if the withdrawal plus the surrender charge would cause the Contract Value to fall below $500.
•	You may incur surrender charges.
•

You can specify the subaccount(s) and Fixed Account from which to make the partial withdrawal, otherwise we will deduct the amount from the subaccounts and the Fixed Account on a pro-rata basis (that is, according to the percentage of Contract Value contained in each subaccount and the Fixed Account).

•

We will price complete partial withdrawal requests that we receive from you at our Service Center before the NYSE closes for regular trading (usually 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time) using the Accumulation Unit value determined at the close of that regular trading session of the NYSE. If we receive your complete partial withdrawal request after the close of regular trading on the NYSE, we will price your surrender request using the Accumulation Unit value determined at the close of the next regular trading session of the NYSE.

•	We will reduce your Contract Value by the amount of the withdrawal you requested plus any surrender charge.
•	We generally will pay a completed partial withdrawal request within seven calendar days after the Business Day when we receive the request.

Remember, any partial withdrawal you take will reduce your Contract Value, and will proportionally reduce the minimum death benefit by the amount of the withdrawals plus any charges. See “Death Benefits.”

If you elected the Guaranteed Minimum Death Benefit, a partial withdrawal will proportionally reduce the Greatest Anniversary Value and the amount of premiums (plus interest) being accumulated at 4% annually. Likewise, if you elected the Guaranteed Retirement Income Benefit, a partial withdrawal will proportionally reduce the Income Base. The impact of a proportional reduction on these benefits depends, in part, upon the relative amount of your Contract Value at the time of the withdrawal. Under proportional reductions, if the amount of the death benefit or Income Base is greater than the Contract Value at the time of the partial withdrawal, then the reduction in the death benefit or Income Base will be greater than the dollar amount of the withdrawal (including any charges). For this reason, if a death benefit is paid, or the Income Base is calculated, after you have taken a partial withdrawal, the possibility exists that the total amount of the death benefit or Income Base will be less than the total Premium Payments you have paid. See “Death Benefits” and “Guaranteed Retirement Income Benefit.”

Income taxes, tax penalties and certain restrictions may apply to any withdrawal you make.

See “Surrender Charges” for an explanation of the surrender charges that may apply.

Systematic Withdrawal Plan

After your first Contract Year, you can elect to receive regular payments from your Contract Value during the Pay-in Period. You may terminate the systematic withdrawal plan at any time.

Systematic Withdrawal Plan Conditions:

•	You must complete an enrollment form and send it to the Service Center.
•	You instruct us to withdraw selected amounts from the Fixed Account or any of the subaccounts.
•	We will make these withdrawals on a monthly basis.
•	You must withdraw at least $100.
•	You must have a minimum balance at least equal to the amount you want to withdraw.
•	We will deduct a surrender charge from any amount you withdraw in excess of your Free Withdrawal Amount.
•	You may not take a systematic withdrawal if the withdrawal plus the surrender charge would cause the Contract Value to fall below $500.

Income taxes and tax penalties may apply to the amount withdrawn. We may suspend, modify or terminate the systematic withdrawal plan at any time.

The Payout Period

The Annuity Start Date

The Annuity Start Date is the day that the Payout Period begins under the annuity option you have selected. If you own a Contract that is not a Qualified Contract, you must select the Annuity Start Date on which you will begin to receive annuity payments. The Annuity Start Date can be no later than the Final Annuity Date (the Contract Anniversary when the oldest Annuitant is age 95).

In the case of an IRA that satisfies Tax Code section 408, the Annuity Start Date must be no later than April 1 of the calendar year following the year in which you reach age 70 1/2 and the payment must be made in a specified form or manner. Roth IRAs under section 408A of the Tax Code do not require distributions at any time prior to your death; the Annuity Start Date for Roth IRAs can be no later than the Final Annuity Date.

Annuity Options

You must choose an annuity option on or before the Annuity Start Date. The annuity option you select will affect the dollar amount of each annuity payment you receive. You may select or change your annuity option on or before the Annuity Start Date while the Annuitant is living by sending a written request signed by you and/or your beneficiary, as appropriate, to our Home Office. You may choose one of the annuity options described below or any other annuity option being offered by us as of the Annuity Start Date. The annuity options we currently offer provide for fixed annuity payments. Once you have selected an annuity option, you may not change that election with respect to any Annuitant if annuity payments have begun. After the Annuity Start Date, the Contract no longer participates in the Variable Account.

You may elect to receive annuity payments on a monthly, quarterly, semi-annual or annual basis. If you do not specify the frequency of payment, we will pay you monthly. The first payment under any option will be made on the day of the month you request (subject to our agreement) and will begin in the month immediately following the Annuity Start Date. We will make subsequent payments on the same day of each subsequent period in accordance with the payment interval and annuity option you select.

If you do not select an annuity option by the Final Annuity Date, we will apply the Contract Value under the Second Option, Life Income with a 10-year guarantee period, as described below.

A beneficiary may have the death benefit paid as an annuity under one of the annuity options.

Determining the Amount of Your Annuity Payment

On the Annuity Start Date, we will use the Cash Value to calculate your annuity payments under the annuity option you select. Cash Value is your Contract Value minus any applicable surrender charges, records maintenance fee, and premium tax.

For Qualified Contracts, distributions must satisfy certain requirements specified in the Federal Tax Code.

Fixed Annuity Payments

Fixed annuity payments are periodic payments that we make to the Annuitant. The amount of the fixed annuity payment is fixed and guaranteed by us.

The amount of each fixed annuity payment depends on:

•	the form and duration of the annuity option you choose;
•	the age of the Annuitant;
•	the sex of the Annuitant (if applicable);
•	the amount of your Cash Value on the Annuity Start Date; and
•	the applicable guaranteed annuity tables in the Contract.

Guaranteed Annuity Tables

The guaranteed annuity tables in the Contract are based on a minimum guaranteed interest rate of 2.5%. We may, in our sole discretion, make annuity payments in an amount based on a higher interest rate.

The guaranteed annuity tables in your Contract show the minimum dollar amount of the first monthly payment for each $1,000 applied under the first, second and third annuity options. Under the first or second options, the amount of each payment will depend upon the adjusted age and sex of the Annuitant at the time we are due to pay the first payment. Under the third option, the amount of each payment will depend upon the sex of both Annuitants and their adjusted ages at the time we are due to pay the first payment.

The adjusted age of the Annuitant is determined by calculating the age at the nearest birthday of the Annuitant on the Annuity Start Date and subtracting a number that depends on the year in which the Annuity Start Date belongs:

Annuity Start Date	Adjusted Age is Age Minus
Before 2001	0 Years
2001 to 2010	1 Year
2011 to 2020	2 Years
2021 to 2030	3 Years
2031 to 2040	4 Years
After 2040	5 Years

Description of Annuity Options

First Option – Life Income.* We will make payments for the Annuitant’s lifetime. When the Annuitant dies, we will stop making monthly payments with the last payment due prior to the Annuitant’s death.

Second Option – Life Income with a Guarantee Period. We will make payments for the Annuitant’s lifetime, with the guarantee that we will make payments for at least 10 or 20 years. You select either the 10 or 20 year guarantee period. On the death of the Annuitant on or after the Annuity Start Date, we will pay any remaining guaranteed payments to the beneficiary.

For Qualified Contracts, the period selected cannot be longer than the Owner’s life expectancy, in order to satisfy minimum required distribution rules.

Third Option – Joint and Survivor Life Annuity.* Under this option, we will make annuity payments so long as two Annuitants are alive. After the death of one of the Annuitants, we will continue to make payments for the lifetime of the surviving Annuitant, although the amount of the payment may change. We will stop making monthly payments with the last payment due before the last surviving Annuitant’s death.

The amount of each payment will be determined from the tables in the Contract that apply to the particular option using the Annuitant’s age (and if applicable, sex or adjusted age).

Other options may be available upon request.

*	It is possible under this option to receive only one annuity payment if the Annuitant dies (or Annuitants die) before the due date of the second payment or to receive only two annuity payments if the Annuitant dies (or Annuitants die) before the due date of the third payment, and so on.

Guaranteed Retirement Income Benefit

As of June 18, 2003, we no longer offer the Guaranteed Retirement Income Benefit rider.

If you elected the Guaranteed Retirement Income Benefit rider and your initial Contract application was signed and dated before June 18, 2003, this rider remains in force and our obligations and duties to you under this rider will not change.

Our obligations and duties to Owners who purchased the rider are described below.

Here are some terms you will need to know before reading this section:

•	the guaranteed annuity rates are the rates contained in your Contract under “Guaranteed Annuity Tables.”

•	income base equals the greater of:

(i)

premiums you paid accumulated daily with interest compounded at 5.00% per year through the earlier of the Annuity Start Date and the Contract Anniversary on or next following the oldest joint Annuitant’s 80th birthday, with a proportional reduction for withdrawals; and

(ii)

the Greatest Anniversary Value for the Contract anniversaries through the earlier of the Annuity Start Date and the Contract Anniversary on or next following the oldest joint Annuitant’s 80th birthday, with a proportional reduction for withdrawals.

In determining the income base when the oldest joint Annuitant is over 80 on the Annuity Start Date, the income base on the Contract Anniversary coincident with or next following the Annuitant’s 80th birthday is increased by any premiums received and proportionately reduced by any withdrawals since that anniversary.

The proportional reductions for withdrawals are determined independently for (i) and (ii) above. The proportional reduction for each withdrawal (for purposes of the Guaranteed Retirement Income Benefit) equals:

•	the income base under the item being considered (either (i) or (ii) above) immediately prior to the withdrawal; multiplied by

•	the ratio of the amount withdrawn (including charges) to the Contract Value immediately prior to the withdrawal.

*            *             *

The Guaranteed Retirement Income Benefit provides a minimum fixed annuity guaranteed lifetime income to the Annuitant once the Contract has been in force for ten Contract Years. You may discontinue the Guaranteed Retirement Income Benefit at any time by sending notice to the Service Center. Once you discontinue the Guaranteed Retirement Income Benefit, you may not select it again.

If you selected the Guaranteed Retirement Income Benefit, we will deduct an additional daily charge on each Business Day from the subaccounts at an annual rate of 0.25% of the average daily net assets you have invested in the subaccounts. For more information, see the “Fees and Charges” section of this prospectus.

Conditions for receiving the Guaranteed Retirement Income Benefit:

•	You must choose an annuity option that provides payments for the lifetime of one or more Annuitants with payments guaranteed for a period not to exceed 10 years;
•	For Qualified Contracts, the period selected cannot be longer than the Owner’s life expectancy, in order to satisfy minimum required distribution rules.
•	You must select an Annuity Start Date that is on or after the 10th Contract Anniversary;
•	You must select an Annuity Start Date that occurs within 30 days following a Contract Anniversary; and
•

Your Annuity Start Date must be before the Annuitant’s 91st birthday and after the Annuitant’s 60th birthday. If the Annuitant is younger than 44 on the Issue Date, the Annuity Start Date must be after the 15th Contract Anniversary.

If you do not meet these conditions, you lose the benefit of the Rider.

The amount of minimum income payments we will pay under the Guaranteed Retirement Income Benefit is determined by applying the income base (less applicable taxes) to the guaranteed annuity rates in your Contract for the annuity option you select. On the Annuity Start Date, the income payments we will pay under the Contract will equal the greater of:

•	the dollar amount determined by applying the income base (under the Guaranteed Retirement Income Benefit) to the guaranteed annuity rates in the Contract; and
•	the dollar amount determined by applying the Contract’s Cash Value to the income benefits, annuity options and current annuity tables as described in your Contract.

We will pay the Guaranteed Retirement Income Benefit for the life of a single Annuitant, or the lifetimes of two Annuitants. If we pay the Guaranteed Retirement Income Benefit for the life of two Annuitants, then we will use the age of the oldest joint Annuitant to determine the income base.

The Guaranteed Retirement Income Benefit guarantees a minimum income that is based on conservative actuarial factors. The income guaranteed under the Guaranteed Retirement Income Benefit by applying the income base to the Contract’s guaranteed annuity tables may, under some circumstances, be less than the income that would be provided by applying the Contract’s Cash Value to current annuity factors (i.e., the income you would receive if you did not purchase the Guaranteed Retirement Income Benefit). Depending on market conditions and the build-up in your Contract’s Cash Value, you may decide not to annuitize under the rider. When you bought the Guaranteed Retirement Income Benefit, you took the risk that you may pay for the rider’s insurance but never receive the benefit.

Death Benefit Before the Annuity Start Date

Only one death benefit will be payable under this Contract. Upon payment of the death benefit proceeds, the Contract will terminate.

We will pay the death benefit proceeds to the beneficiary if any of the following occurs during the Pay-in Period:

•	the Owner or any joint Owner dies, or
•	the last surviving Annuitant dies,

and we receive satisfactory proof of death of the deceased.

If the beneficiary dies before the Owner or Annuitant and there is no contingent beneficiary, we will pay the death benefit to the Owner or the Owner’s estate.

If any Owner is a non-natural person, then the death of any Annuitant will be treated as the death of an Owner.

Take care when naming Owners, Annuitants and beneficiaries. Your choices may impact the amount of the death benefit payable under the Contract.

Standard Death Benefit

If you have not selected the Guaranteed Minimum Death Benefit on your application, and if the last surviving Annuitant (or an Owner who is an Annuitant) dies before his or her 80th birthday, the death benefit equals the greater of:

The Standard Death Benefit equals:

•	the Contract Value on the later of the date that we receive due proof of death and the date when we receive the beneficiary’s instructions on payment method at the Service Center; or
•	the minimum death benefit, which equals the sum of all premiums, minus proportional reductions for withdrawals.

The proportional reduction in the minimum death benefit equals:

•	the minimum death benefit immediately prior to the withdrawal; multiplied by
•	the ratio of the amount you withdraw (including any charges) to the Contract Value immediately before the withdrawal.

In all other cases (including the death of an Owner who is not an Annuitant), the death benefit equals the Contract Value determined on the later of the date that we receive due proof of death and the date when we receive the beneficiary’s instructions on payment method. Such other cases include the death of an Annuitant who has attained his or her 80th birthday.

In determining the standard death benefit, we will also subtract any applicable premium and withholding taxes not previously deducted.

Guaranteed Minimum Death Benefit

On your application, you may select the optional Guaranteed Minimum Death Benefit rider. If you select the Guaranteed Minimum Death Benefit rider, the death benefit guarantee provided by this rider will only apply if the last surviving Annuitant dies before the Annuity Start Date and before any Owner dies. In all other cases, such as the death of an Owner who is not the last surviving Annuitant, the death benefit will be limited to the Standard Death Benefit described above and you will lose the benefits of the rider. If you select the Guaranteed Minimum Death Benefit rider, we will deduct a substantial additional daily charge from your Contract Value.

Ask your agent for an explanation of the benefits and limitations of this feature, particularly if you name joint Owners and/or joint Annuitants.

The Guaranteed Minimum Death Benefit equals the greatest of:

1.	the standard death benefit as described above;
2.

premiums you paid accumulated daily with interest compounded at a rate of 4% per year through the earlier of (i) the date of death, or (ii) the Contract Anniversary on or next following the last surviving Annuitant’s 80th birthday, minus proportional reductions for withdrawals; or

3.

the Greatest Anniversary Value on any Contract Anniversary through the earlier of the date of death or the Contract Anniversary on or next following the last surviving Annuitant’s 80th birthday, minus proportional reductions for withdrawals.

The Greatest Anniversary Value is calculated as follows: an anniversary value is defined for each eligible Contract Anniversary as the Contract Value on that anniversary, increased by premiums accepted since that anniversary and proportionately reduced for withdrawals since that anniversary. The largest such anniversary value is the Greatest Anniversary Value.

Guaranteed Minimum Death Benefit Provisions:

•

If the last surviving Annuitant dies after the Contract Anniversary coincident with or next following that Annuitant’s 80th birthday and before the Annuity Start Date, the amounts calculated under 2 and 3 above will be increased by premiums received and proportionately reduced for withdrawals since that anniversary.

•	If the last surviving Annuitant was older than 80 on the Issue Date, then no death benefit will be payable under 2 or 3 above.
•	The proportional reductions for withdrawals are determined independently for 2 and 3 above. The proportional reduction for each withdrawal is equal to the product of:

¡	the death benefit available under the item being considered (either 2 or 3) immediately prior to the withdrawal, and
¡	the ratio of the amount withdrawn (including any charges) to the Contract Value immediately before the withdrawal.

•	We will deduct an additional charge equal, on an annual basis, to 0.25% of the average net assets you have invested in the subaccounts.
•	You must select the Guaranteed Minimum Death Benefit on your Contract application.
•	This death benefit is only payable during the Pay-in Period and is not available after the Annuity Start Date.
•

The Guaranteed Minimum Death Benefit will end when the Contract ends or you send a signed request to terminate it to the Service Center. If you terminate the rider, we will no longer deduct the 0.25% additional rider charge from the subaccounts.

In determining the Guaranteed Minimum Death Benefit, we will also subtract any applicable premium and withholding taxes not previously deducted.

The Guaranteed Minimum Death Benefit may not be available in all states, and it may vary by state.

Distribution of Death Benefit Proceeds

If a death benefit is payable before the Annuity Start Date, we will pay the death benefit in a lump sum, unless we consent to another arrangement within 90 days of receiving due proof of death.

If all or a part of the death benefit proceeds are paid in one lump sum and the proceeds are at least $10,000, we will place the lump-sum payment into an interest-bearing special account opened in the beneficiary’s name, unless the Beneficiary elects to receive the lump sum by check or payment by check is required by applicable law. We will provide the beneficiary with a checkbook to access these funds from the special account within seven calendar days of our receipt of due proof of death and payment instructions at the Service Center. The beneficiary can withdraw all or a portion of the death benefit proceeds at any time, and will receive interest on the proceeds remaining in the account. The special account is part of our General Account, is not FDIC insured, and is subject to the claims of our creditors. We may receive a benefit from the amounts held in the account.

In all events, death benefit distributions will be made from a non-qualified Contract in accordance with Section 72(s) of the Tax Code.

If any Owner dies before the Annuity Start Date, the death benefit must be distributed to the beneficiaries within five years after the date of death or distributed over the life (or period not exceeding the life expectancy) of the beneficiary, provided that such distributions begin within one year of the Owner’s death. A new settlement agreement will be drawn up and the original Contract will terminate. The payments under this agreement will be fixed and guaranteed. If you have named two or more beneficiaries, then the provisions of this section shall apply independently to each beneficiary.

If the sole beneficiary is the surviving spouse of the deceased Owner, the spouse may elect to continue the Contract (in lieu of receiving the death benefit) with the surviving spouse as the sole Owner but not the Annuitant. On the death of the surviving spouse, we will pay a death benefit. If the Contract is continued with the Guaranteed

Minimum Death Benefit rider in effect, the spouse should consider terminating the rider, as the Guaranteed Minimum Death Benefit cannot be paid on the death of the surviving spouse.

If an Owner is a non-natural person, then each Annuitant will be treated as an Owner for purposes of distributing the death benefit, and any death of an Annuitant will be treated as the death of the Owner for purposes of these requirements. Moreover, if an Annuitant is also an Owner, then the death of such Annuitant will also be treated as the death of an Owner.

Multiple Beneficiaries. If a death benefit is owed to more than one primary beneficiary or contingent beneficiary, we may delay payment of the death benefit proceeds until we have received the necessary instructions from each primary or contingent beneficiary. Each primary or contingent beneficiary will bear the investment risk (i.e., receive any gains or bear any losses) on investments held in the subaccounts until the payment of the death benefit.

Death Benefit on or After the Annuity Start Date

If an Annuitant dies on or after the Annuity Start Date, we will pay any remaining guaranteed payments to the beneficiary as provided in the annuity option selected. If an Owner who is not the Annuitant dies while an Annuitant is still living, we will continue to pay the income payments for the Annuitant’s lifetime in the same manner as before such Owner’s death.

Investment Performance of the Subaccounts

The Company periodically advertises performance of the subaccounts and portfolios. We may disclose at least four different kinds of performance.

First, we may disclose standard total return figures for the subaccounts that reflect the deduction of all charges under the Contract, including the mortality and expense charge, any charge for optional benefits, the annual records maintenance charge and the surrender charge. These figures are based on the actual historical performance of the subaccounts since their inception.

Second, we may disclose total return figures on a non-standard basis. This means that the data may be presented for different time periods and different dollar amounts. The data will not be reduced by the surrender charge or by charges for optional benefits currently assessed under the Contract. We will only disclose non-standard performance data if it is accompanied by standard total return data.

Third, we may present historic performance data for the portfolios since their inception reduced by all fees and charges under the Contract, although we may not deduct the surrender charge or the charges for optional benefits in some cases. Such adjusted historic performance includes data that precedes the inception dates of the subaccounts, but is designed to show the performance that would have resulted if the Contract had been available during that time.

Fourth, we may include in our advertising and sales materials, tax deferred compounding charts and other hypothetical illustrations, which may include comparisons of currently taxable and tax-deferred investment programs, based on selected tax brackets.

We may provide illustrations of hypothetical Contract expenses and values during the accumulation period, based on hypothetical rates of return that are not guaranteed.

For a sample of the performance of the subaccounts and portfolios that we may advertise, see the SAI.

Federal Tax Considerations

The following discussion is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax adviser. No attempt is made to consider any applicable state tax or other tax laws. If a non-qualified annuity contract satisfies the requirements of the Tax Code, no taxes are generally imposed on increases in the value of a contract until distribution occurs, either in the form of a payment in a single lump sum or as annuity payments under the annuity payout option elected.

Diversification Requirements. One of the requirements is that the investments of the Variable Account be “adequately diversified” in order to treat the Contract as an annuity contract for Federal income tax purposes. We believe that the Variable Account will satisfy these diversification requirements. We reserve the right to modify the Variable Account to bring it into conformity with applicable standards should such modification be necessary to assure the Contract is treated as an annuity contract for tax purposes.

Owner Control. In some circumstances, Owners of variable annuity contracts who retain excessive control over the investment of the underlying portfolio assets of the Variable Account may be treated as the Owners of those assets and may be subject to current tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Contracts, we believe that the Owner of a Contract should not be treated as the Owner of the underlying assets. We reserve the right to modify the Contract to bring it into conformity with applicable standards should such modification be necessary to prevent Owners of the Contracts from being treated as the Owners of the underlying portfolio assets of the Variable Account.

Death Distribution Requirements. In order to be treated as an annuity Contract for Federal income tax purposes, any non-qualified Contract issued after January 18, 1985 must provide that:

(a)	if an owner dies on or after the annuity start date but prior to the time the entire interest in the Contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that owner’s death; and

(b)	if an owner dies prior to the annuity start date, the entire interest in the contract will be distributed within five years after the date of the owner’s death.

The requirement in (b) above will be considered satisfied with respect to any portion of the owner’s interest which is payable to or for the benefit of a “designated beneficiary” who is a natural person, if distributed over the life of that beneficiary or over a period not extending beyond the life expectancy of that beneficiary and such distributions begin within one year of that owner’s death. The owner’s “designated beneficiary” is the person designated by the owner as a beneficiary and to whom ownership passes upon the owner’s death. If the owner’s “designated beneficiary” is the surviving spouse of the owner, however, the Contract may be continued with the surviving spouse as the new owner.

Non-qualified Contracts issued after January 18, 1995 contain provisions which are intended to comply with these requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with these requirements when clarified by regulation or otherwise.

The U.S. Department of the Treasury and the Internal Revenue Service, following the U.S. Supreme Court’s decision in United States v. Windsor, jointly announced the issuance of Revenue Ruling 2013-17, providing guidance on the federal taxation of same-sex couples. Windsor invalidated the limitation of marriage to opposite-sex couples in the federal Defense of Marriage Act (“DOMA”). Rev. Rul. 2013-17 holds that for all federal tax purposes, including income, gift and estate tax, the IRS will recognize same-sex marriages that are legally valid in the state where the couple married, regardless of whether the state in which the couple resides would recognize the marriage.

DOMA still affects the federal tax status of same-sex civil unions and domestic partnerships. For Federal tax purposes, the term “marriage” does not include registered domestic partnerships, civil unions, or other similar formal relationships recognized under state law that are not denominated as a marriage under that state’s law. Thus, domestic partners and individuals in civil unions are not treated as “Spouses” under this Contract. You are strongly encouraged to consult with a qualified financial advisor and/or tax advisor for additional information on your state’s law regarding civil unions and same-sex marriages.

We believe that our Contracts will qualify as annuity contracts for Federal income tax purposes and the following discussion assumes that they will so qualify. Further information on the tax status of the Contract can be found in the SAI under the heading “Tax Status of the Contracts.” You can obtain the SAI (at no cost) by writing to us at the address shown on the front cover or by calling 1-877-376-8008.

When you invest in an annuity contract, you usually do not pay taxes on your investment gains until you withdraw the money – generally for retirement purposes. In this way, annuity contracts have been recognized by the tax authorities as a legitimate means of deferring tax on investment income.

If you invest in a variable annuity as part of an IRA, Roth IRA, SIMPLE IRA or SEP IRA program, your Contract is called a Qualified Contract. If your annuity is independent of any formal retirement or pension plan, it is called a Non-Qualified Contract.

We believe that if you are a natural person you will not be taxed on increases in the Contract Value of your Contract until a distribution occurs or until annuity payments begin. (The agreement to assign or pledge any portion of a Contract’s accumulation value generally will be treated as a distribution.) When annuity payments begin on a Non-Qualified Contract, you will be taxed only on the investment gains you have earned and not on the payments you made to purchase the Contract. Generally, withdrawals from your annuity should only be made once the Annuitant reaches age 59 1/2, dies or is disabled, otherwise a tax penalty of ten percent of the amount treated as income could be applied against any amounts included in income, in addition to the tax otherwise imposed on such amount.

Taxation of Non-Qualified Contracts

Non-Natural Person. If a non-natural person (such as a corporation) owns a non-qualified annuity contract, the Owner generally must include in income any increase in the excess of the accumulation value over the investment in the contract (generally, the premiums or other consideration paid for the contract) during the taxable year. There are some exceptions to this rule and a prospective Owner that is not a natural person should discuss these with a tax adviser.

The following discussion generally applies to Contracts owned by natural persons.

Withdrawals. When a withdrawal from a Non-Qualified Contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the accumulation value immediately before the distribution over the Owner’s investment in the contract (generally, the premiums or other consideration paid for the Contract, reduced by any amount previously distributed from the Contract that was not subject to tax) at that time. In the case of a surrender under a Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the Owner’s investment in the Contract.

Penalty Tax on Certain Withdrawals. In the case of a distribution from a Contract, there may be imposed a Federal tax penalty equal to ten percent of the amount treated as income. In general, however, there is no penalty on distributions:

•	made on or after the taxpayer reaches age 59 1/2;
•	made on or after the death of an Owner;
•	attributable to the taxpayer’s becoming disabled; or
•	made as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer.

Other exceptions may apply under certain circumstances and special rules may apply in connection with the exceptions enumerated above. Additional exceptions apply to distributions from a Qualified Contract. You should consult a tax adviser with regard to exceptions from the penalty tax.

Annuity Payments. Although tax consequences may vary depending on the annuity option elected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income.

Partial Annuitization. Under a new tax provision enacted in 2010, if part of an annuity Policy’s value is applied to an annuity option that provides payments for one or more lives and for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals. None of the payment options under the Policy is intended to qualify for this “partial annuitization” treatment and, if you apply only part of the value of the Policy to a payment option, we will treat those payments as withdrawals for tax purposes.

Taxation of Death Benefit Proceeds. Amounts may be distributed from a Contract because of your death or the death of the Annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract, or (ii) if distributed under an annuity option, they are taxed in the same way as annuity payments.

Tax-Free Exchanges. Section 1035 of the Code provides that no gain or loss shall be recognized on the exchange of one annuity contract for another. Generally, an annuity contract issued in an exchange for another annuity contract is treated as new for purposes of the penalty and distribution at death rules.

If the initial Contribution is made as a result of an exchange or surrender of another annuity contract, we may require that you provide information relating to the federal income tax status of the previous annuity contract to us.

Revenue Procedure 2011-38 significantly eases the restrictions on partial transfers previously adopted by the IRS. Under Rev. Proc. 2011-38, a partial exchange will be treated as tax-free under Section 1035 of the Code if there are no distributions, from either annuity, within 180 days of the partial 1035 exchange and annuity payments that satisfy the newly enacted partial annuitization rule of Section 72(a)(2) of the Code will not be treated as a distribution from either the old or new contract. Please discuss any tax consequences concerning any contemplated transaction with a competent tax advisor.

Transfers or Assignments of a Contract. A transfer or assignment of ownership of a Contract, the designation of an Annuitant or payee other than an Owner, or the selection of certain Annuity Start Dates may result in certain tax consequences to you that are not discussed herein. An Owner contemplating any such transfer, assignment, designation or exchange, should consult a tax advisor as to the tax consequences.

Withholding. Distributions from non-qualified Contracts generally are subject to withholding for the Owner’s federal income tax liability. The withholding rate varies according to the type of distribution and the Owner’s tax status. The Owner will be provided the opportunity to elect to not have tax withheld from distributions.

Multiple Contracts. All non-qualified deferred annuity contracts that are issued by us (or our affiliates) to the same Owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in such Owner’s income when a taxable distribution occurs.

Separate Account Charges. It is possible that the Internal Revenue Service may take a position that rider charges are deemed to be taxable distributions to you. Although we do not believe that a rider charge under the Contract should be treated as a taxable withdrawal, you should consult your tax advisor prior to selecting any rider or endorsement under the Contract.

Health Care and Education Reconciliation Act of 2010. The Health Care and Education Reconciliation Act of 2010 (“the Act”) imposes a 3.8% tax in taxable years beginning in 2013 on an amount equal to the lesser of (a) “net investment income;’ or (b) the excess of a taxpayer’s modified adjusted gross income over a specified income threshold ($250,000 for married couples filing jointly, $125,000 for married couples filing separately, and $200,000 for everyone else). “Net investment income” is defined for this purpose as including the excess (if any) of gross income from annuities over allowable deductions, as such terms are defined in the Act. The term net investment income does not include any distribution form an IRA or certain other retirement plans or arrangements. Please consult the impact of the Act on You with a competent tax advisor.

Further Information. We believe that the Contracts will qualify as annuity contracts for Federal income tax purposes and the above discussion is based on that assumption. Further details can be found in the Statement of Additional Information under the heading “Tax Status of the Contracts.”

Medicare Tax. Beginning in 2013, distributions from nonqualified annuity policies will be considered “investment income” for purposes of the newly enacted Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts. Please consult a tax advisor for more information.

Taxation of Qualified Contracts

The tax rules that apply to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan. Your rights under a Qualified Contract may be subject to the terms of the retirement plan itself, regardless of the terms of the Qualified Contract. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law.

Individual Retirement Annuities, (IRAs), as defined in Section 408 of the Tax Code, permit individuals to make annual contributions of up to the lesser of $5,500 for 2014 or 100% of the compensation included in your income for the year. The contributions may be deductible in whole or in part, depending on the individual’s income. If you reach the age of 50 before the end of 2014, you are entitled to an additional catch-up contribution of $1,000, raising your total annual contribution to $6,500. Distributions from certain pension plans may be “rolled over” or “directly transferred” into an IRA on a tax-deferred basis without regard to these limits. Amounts in the IRA (other than nondeductible contributions) are taxed at ordinary income rates when distributed from the IRA. A ten percent penalty tax generally applies to distributions made before age 59 1/2, unless certain exceptions apply. The Internal Revenue Service has reviewed the Contract and its traditional IRA and SIMPLE IRA riders and has issued an opinion letter approving the form of the Contract and the riders for use as a traditional IRA and a SIMPLE IRA.

SIMPLE IRAs permit certain small employers to establish SIMPLE plans as provided by Section 408(p) of the Tax Code, under which employees may elect to defer to a SIMPLE IRA a percentage of compensation up to a limit specified in the Tax Code (as increased for cost of living adjustments). The sponsoring employer is required to make matching or non-elective contributions on behalf of the employees. Distributions from SIMPLE IRAs are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, premature distributions prior to age 59 1/2 are subject to a ten percent penalty tax, which is increased to 25% if the distribution occurs within the first two years after the commencement of the employee’s participation in the plan.

Roth IRAs, as described in Tax Code section 408A, permit certain eligible individuals to make non-deductible contributions to a Roth IRA up to a limit specified in the Tax Code or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA is generally subject to tax and other special rules apply. The Owner may wish to consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years.

Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a ten percent penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A ten percent penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made. Unlike the traditional IRA, there are no minimum required distributions during the Owner’s lifetime; however, required distributions at death are generally the same.

SEP IRAs, as described in Tax Code section 408(k), permit employers to make contributions to IRAs on behalf of their employees. SEP IRAs generally are subject to the same tax rules and limitations regarding distributions as IRAs, and they are subject to additional requirements regarding plan participation and limits on contributions.

Other Tax Issues

Qualified Contracts have minimum distribution rules that govern the timing and amount of distributions. You should consult a tax adviser for more information about these distribution rules.

Distributions from Qualified Contracts generally are subject to withholding for the Owner’s Federal income tax liability. The withholding rate varies according to the type of distribution and the Owner’s tax status. The Owner will be provided the opportunity to elect to not have tax withheld from distributions.

Due to regulatory requirements, we must include the value of your Guaranteed Minimum Death Benefit or the GRIB Rider in the calculation of your required minimum distribution. As a result of this calculation, your required minimum distribution may be significant, and the fair market value of your Contract, as reported on Form 5498, may exceed the Contract Value. However, only the Contract Value is available to you for withdrawals. You should consult a tax adviser for more information about these distribution rules.

Our Taxes

At the present time, we make no charge for any Federal, state or local taxes (other than the charge for state and local premium taxes) that we incur that may be attributable to the subaccounts of the Variable Account or to the Contracts. We do have the right in the future to make additional charges for any such tax or other economic burden resulting from the application of the tax laws that we determine is attributable to the subaccounts of the Variable Account or the Contracts.

Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

Federal Estate Taxes

While no attempt is being made to discuss the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. You should consult an estate planning adviser for more information.

Generation-Skipping Transfer Tax

Under certain circumstances, the Tax Code may impose a “generation skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Tax Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

Permanent Estate and Gift Tax Exemption

The American Taxpayer Relief Act of 2012 (“ATRA”) permanently establishes the federal estate tax, gift tax and generation-skipping transfer tax exemptions at $5,000,000 indexed for inflation. ATRA also permanently establishes the maximum federal estate tax, gift tax and generation-skipping transfer tax rate at 40%. ATRA allows a deceased spouse’s estate to transfer any unused portion of the deceased spouse’s exemption amount to a surviving spouse. ATRA also unified the estate tax, gift tax and generation skipping transfer tax exemptions and provided for indexing of these exemptions for inflation beginning in 2012.

Annuity Purchases by Residents of Puerto Rico

The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Annuity Purchases by Nonresident Aliens and Foreign Corporations

The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.

Foreign Tax Credits

We may benefit from any foreign tax credits attributable to taxes paid by certain portfolios to foreign jurisdictions to the extent permitted under federal tax law.

Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contracts could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract.

We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract Owners currently receive. We make no guarantee regarding the tax status of any Contract and do not intend the above discussion as tax advice.

Additional Information

When We Will Make Payments

During the Pay-in Period, we will usually pay the amounts of any surrender, partial withdrawal, or death benefit payment within seven calendar days after we receive all the required information. The required information includes your written request, any information or documentation we reasonably need to process your request, and, in the case of a death benefit, receipt and filing of due proof of death. However, we may suspend or postpone payments during any period when:

•	the NYSE is closed, other than customary weekend and holiday closing, or trading on the NYSE is restricted as determined by the SEC;
•	the SEC permits, by an order, the postponement for the protection of Owners; or
•	the SEC determines that an emergency exists that would make the disposal of securities held in the Variable Account or the determination of their value not reasonably practicable.

If you have submitted a recent check or draft, we have the right to defer payment of a surrender, withdrawals, or death benefit proceeds, or payments under a settlement option until we have assured ourselves that the check or draft has been honored.

If mandated under applicable law, we may be required to reject a Premium Payment and/or otherwise block access to a Contract Owner’s account and thereby refuse to pay any request for transfers, partial withdrawals, a surrender, annuity payments, or death benefits. Once blocked, monies would be held in that account until instructions are received from the appropriate regulator. We may also be required to provide additional information about you or your account to government regulators.

We have the right to defer payment for a surrender, partial withdrawal, death benefit or transfer from the Fixed Account for up to six months from the date we receive your written request.

Distribution of the Contracts

Distribution and Principal Underwriting Agreement. We have entered into a distribution agreement with Farmers Financial Solutions, LLC (“FFS”), our affiliate, for the distribution and sale of the Contracts. Pursuant to this agreement, FFS serves as principal underwriter for the Contracts. FFS is affiliated with Farmers through Farmers’ parent that provides management-related services to the parent companies of FFS. FFS offers the Contracts for sale through its sales representatives. We reimburse FFS for certain expenses it incurs in order to pay for the distribution of the Contracts (e.g., commissions).

Compensation to Broker-Dealers Selling the Contracts. We pay commissions to FFS for sales of the Contracts by FFS’ sales representatives. Sales commissions may vary, but the commissions payable for Contract sales by sales representatives of FFS are expected not to exceed 7% of Premium Payments. Some sales representatives may elect to receive a lower commission on Premium Payments at the time of payment along with a quarterly or monthly payment based on Contract value for so long as the Contract remains in effect. FFS may be required to return to us first year commissions if the Contract is not continued through the first Contract Year. We may pay lower compensation on sales to Owners at older ages and at amounts over $1 million.

Special Compensation Paid to FFS. We pay for FFS’ operating and other expenses, including overhead, legal, and accounting fees. We may also pay for certain sales expenses of FFS: sales representative training materials; marketing materials and advertising expenses; and certain other expenses of distributing the Contracts. In addition, we contribute indirectly to the deferred compensation for FFS’ sales representatives. FFS pays its sales representatives a portion of the commissions received for their sales of the Contracts.

FFS’ sales representatives and their managers are also eligible for various cash benefits, such as cash production incentive bonuses based on aggregate sales of our variable insurance products (including this Contract) and/or other insurance products we issue, as well as certain insurance benefits and financing arrangements.

In addition, FFS’ sales representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional non-cash compensation items. Non-cash compensation items that FFS and we may provide jointly include attendance at conferences, conventions, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, awards, merchandise and other similar items. By selling this Contract, sales representatives and/or their managers may qualify for these productivity benefits. FFS’ sales representatives and managers may receive other payments from us for services that do not directly involve the sale of the Contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

Exclusive Access to FFS’ Distribution Network. In exchange for the amounts we pay to FFS, we receive exclusive access to FFS’ distribution network. The amounts we pay are designed especially to encourage the sale of our products by FFS. See the SAI for a discussion of the amounts of commissions we have paid to FFS in connection with its exclusive offering of the Contracts and other Farmers variable life insurance products.

The prospect of receiving, or the actual receipt of the additional compensation, may provide FFS and/or its sales representatives with an incentive to recommend the Contracts to prospective Owners over the sales of other investments with respect to which FFS either does not receive additional compensation or receives lower levels of additional compensation.

Ask your sales representative for further information about the compensation your sales representative and FFS may receive in connection with your purchase of a Contract. Also inquire about any revenue sharing arrangements that we may have with FFS, including the conflicts of interest that such arrangements may create.

No specific charge is assessed directly to Contract Owners or the Variable Account to cover commissions and other incentives or payments described above in connection with the distribution of the Contracts. However, we intend to recoup commissions and other sales expenses and incentives we pay through the fees and charges we deduct under the Contract and through other corporate revenue.

You should be aware that FFS and its sales representatives may receive different compensation or incentives for selling one product over another. In some cases, these payments may create an incentive for the selling firm or its sales representatives to recommend or sell this Contract to you. You may wish to take such payments into account when considering and evaluating any recommendation relating to the Contract.

Legal Proceedings

Like other life insurance companies, we are involved in lawsuits that arise in the ordinary course of the Company’s business. These actions are in various stages of discovery and development, and some seek punitive as well as compensatory damages. In addition, we are, from time to time, involved as a party to various governmental and administrative proceedings. While it is not possible to predict the outcome of such matters with absolute certainty, at the present time, it appears that there are no pending or threatened lawsuits that are likely to have a material adverse impact on the Variable Account, on FFS’ ability to perform under its principal underwriting agreement, or on the Company’s ability to meet its obligations under the Contracts.

Reports to Owners

Before the Annuity Start Date, we will mail a report to you at least annually at your last known address of record. The report will state the Contract Value (including the Contract Value in each subaccount and the Fixed Account), and any further information required by any applicable law or regulation. Contract Owners will also receive confirmations within 7 calendar days of each unscheduled financial transaction, such as Premium Payments, transfers, partial withdrawals, and a surrender. Scheduled financial transactions may be confirmed using quarterly statements.

Inquiries

Inquiries regarding your Contract may be made by calling or writing to us at the Service Center.

Financial Statements

The audited financial statements of Farmers New World Life Insurance Company and of Farmers Annuity Separate Account A are included in the SAI. You should consider the financial statements of Farmers New World Life Insurance Company as bearing only upon our ability to meet our obligations under the Policies. For a free copy of these audited financial statements, please call or write to us at the Service Center.

Statement of Additional Information Table of Contents

The SAI contains additional information about the Contract and the Variable Account. You can obtain the SAI (at no cost) by writing to us at the address shown on the front cover or by calling 1-877-376-8008. The following is the Table of Contents for the SAI.

Appendix A - Condensed Financial Information

The following tables of condensed financial information show Accumulation Unit values for each subaccount for the period since the subaccount started operation. An Accumulation Unit value is the unit we use to calculate the value of your interest in a subaccount. The tables below show two sets of Accumulation Unit values that reflect the highest and lowest levels of Variable Account Annual Expenses available under the Contract. Tables for one other set of Accumulation Unit values corresponding to the middle level of Variable Account Annual Expenses are included in the SAI, which is available (at no cost) by writing to us at the address shown on the front cover or by calling 1-877-376-8008. The Accumulation Unit value does not reflect the deduction of charges such as the annual Record Maintenance Charge that we subtract from your Contract Value by redeeming units. The data for 2013 used in the tables below is obtained from the audited financial statements of the Variable Account that can be found in the SAI.

No Optional Benefits Elected

(Total Variable Account Annual Expenses of 1.15% of the daily net assets of the subaccount)

Calvert Variable Series, Inc.: VP SRI Mid Cap Growth Portfolio*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	14.27	18.33	9,929
2012	12.36	14.27	11,980
2011	12.22	12.36	15,786
2010	9.40	12.22	17,912
2009	7.20	9.40	20,963
2008	11.60	7.20	6,912
2007	11.13	11.60	8,401
2006	11.17	11.13	9,415
2005	12.44	11.17	7,862
2004	11.39	12.44	8,583

* The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors” in the prospectus.

Dreyfus Variable Investment Fund: Opportunistic Small Cap Portfolio (Service Class Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	10.31	15.11	90,236
2012	8.67	10.31	110,368
2011	10.21	8.67	103,316
2010	7.89	10.21	100,284
2009	6.35	7.89	113,450
2008	10.32	6.35	121,180
2007	11.77	10.32	131,462
2006	11.50	11.77	133,701
2005	11.02	11.50	122,449
2004	10.04	11.02	110,599

No Optional Benefits Elected

(Total Variable Account Annual Expenses of 1.15% of the daily net assets of the subaccount)

Dreyfus Variable Investment Fund: Quality Bond Portfolio (Service Class Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	15.49	15.04	33,011
2012	14.69	15.49	41,769
2011	13.91	14.69	46,039
2010	13.01	13.91	51,383
2009	11.48	13.01	74,966
2008	12.15	11.48	106,415
2007	11.90	12.15	137,392
2006	11.58	11.90	134,478
2005	11.46	11.58	132,984
2004	11.25	11.46	130,427

* The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors” in the prospectus.

The Dreyfus Socially Responsible Growth Fund, Inc. (Service Class Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	9.57	12.68	15,909
2012	8.67	9.57	12,240
2011	8.71	8.67	13,328
2010	7.69	8.71	13,097
2009	5.83	7.69	9,817
2008	9.01	5.83	7,650
2007	8.48	9.01	7,248
2006	7.88	8.48	7,211
2005	7.71	7.88	7,154
2004	7.36	7.71	6,880

DWS Variable Series I: DWS Bond VIP (Class A Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	14.79	14.18	182,038
2012	13.88	14.79	238,071
2011	13.28	13.88	252,941
2010	12.58	13.28	299,452
2009	11.56	12.58	312,536
2008	14.05	11.56	342,551
2007	13.65	14.05	336,446
2006	13.18	13.65	263,498
2005	12.99	13.18	220,418
2004	12.47	12.99	193,066

No Optional Benefits Elected

(Total Variable Account Annual Expenses of 1.15% of the daily net assets of the subaccount)

DWS Variable Series I: DWS Global Small Cap Growth VIP (now DWS Global Small Cap VIP) (Class A Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	16.90	22.71	128,052
2012	14.82	16.90	157,376
2011	16.63	14.82	169,651
2010	13.28	16.63	177,112
2009	9.07	13.28	191,951
2008	18.33	9.07	206,649
2007	16.96	18.33	197,615
2006	14.05	16.96	173,388
2005	12.03	14.05	150,042
2004	9.86	12.03	138,459

* Effective May 1, 2014 DWS Global Small Cap Growth VIP Fund changed its name to DWS Global Small Cap VIP Fund.

DWS Variable Series I: DWS Core Equity VIP (Class A Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	10.45	14.18	112,047
2012	9.12	10.45	117,453
2011	9.24	9.12	132,368
2010	8.17	9.24	154,877
2009	6.16	8.17	172,904
2008	10.10	6.16	189,853
2007	10.08	10.10	235,192
2006	8.98	10.08	249,103
2005	8.56	8.98	261,785
2004	7.86	8.56	290,881

* The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors” in the prospectus.

DWS Variable Series I: DWS International VIP (Class A Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	6.84	8.13	397,859
2012	5.73	6.84	441,676
2011	6.96	5.73	468,660
2010	6.93	6.96	484,229
2009	5.25	6.93	506,549
2008	10.25	5.25	566,422
2007	9.05	10.25	547,136
2006	7.27	9.05	547,922
2005	6.33	7.27	469,636
2004	5.49	6.33	447,459

No Optional Benefits Elected

(Total Variable Account Annual Expenses of 1.15% of the daily net assets of the subaccount)

DWS Variable Series II: DWS Large Cap Value VIP (Class A Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	22.45	29.05	223,408
2012	20.69	22.45	254,707
2011	14.48	20.69	285,961
2010	13.02	14.48	466,319
2009	10.51	13.02	515,917
2008	19.68	10.51	577,719
2007	20.28	19.68	584,222
2006	17.28	20.28	534,586
2005	16.19	17.28	489,922
2004	14.36	16.19	467,234

DWS Variable Series II: DWS Government & Agency Securities VIP (Class A Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	17.63	16.90	82,439
2012	17.33	17.63	93,452
2011	16.31	17.33	100,882
2010	15.47	16.31	110,203
2009	14.48	15.47	115,055
2008	13.96	14.48	123,393
2007	13.33	13.96	147,765
2006	12.94	13.33	157,396
2005	12.76	12.94	185,028
2004	12.44	12.76	213,494

DWS Variable Series II: DWS High Income VIP (Class A Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	19.10	20.38	120,429
2012	16.81	19.10	138,305
2011	16.38	16.81	148,779
2010	14.53	16.38	162,568
2009	10.50	14.53	177,514
2008	13.96	10.50	192,454
2007	13.99	13.96	210,792
2006	12.81	13.99	197,732
2005	12.47	12.81	184,554
2004	11.22	12.47	169,043

No Optional Benefits Elected

(Total Variable Account Annual Expenses of 1.15% of the daily net assets of the subaccount)

DWS Variable Series II: DWS Money Market VIP (Class A Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	11.30	11.17	56,221
2012	11.43	11.30	71,228
2011	11.56	11.43	101,748
2010	11.69	11.56	123,677
2009	11.78	11.69	73,010
2008	11.61	11.78	77,271
2007	11.19	11.61	82,002
2006	10.82	11.19	65,386
2005	10.65	10.82	90,120
2004	10.68	10.65	68,873

DWS Variable Series II: DWS Small Mid Cap Growth VIP (Class A Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	4.77	6.74	27,938
2012	4.22	4.77	28,066
2011	4.44	4.22	33,899
2010	3.47	4.44	38,106
2009	2.50	3.47	51,768
2008	5.01	2.50	51,279
2007	4.77	5.01	51,643
2006	4.58	4.77	50,495
2005	4.33	4.58	47,345
2004	3.94	4.33	49,225

* The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors” in the prospectus.”

Fidelity Variable Insurance Products Fund (“VIP”): Fidelity VIP Growth Portfolio (Service Class Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	10.27	13.82	318,791
2012	9.07	10.27	357,549
2011	9.16	9.07	409,277
2010	7.47	9.16	445,362
2009	5.89	7.47	508,996
2008	11.30	5.89	523,485
2007	9.01	11.30	506,444
2006	8.54	9.01	511,113
2005	8.17	8.54	474,631
2004	8.00	8.17	473,634

No Optional Benefits Elected

(Total Variable Account Annual Expenses of 1.15% of the daily net assets of the subaccount)

Fidelity Variable Insurance Products Fund (“VIP”): Fidelity VIP Index 500 Portfolio (Service Class Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	12.28	16.04	326,954
2012	10.73	12.28	372,741
2011	10.64	10.73	415,489
2010	9.37	10.64	425,710
2009	7.49	9.37	475,934
2008	12.04	7.49	469,736
2007	11.57	12.04	529,446
2006	10.12	11.57	524,602
2005	9.77	10.12	473,342
2004	8.95	9.77	428,902

Fidelity Variable Insurance Products Fund (“VIP”): Fidelity VIP Mid Cap Portfolio (Service Class Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	24.39	32.81	128,588
2012	21.50	24.39	147,666
2011	24.36	21.50	170,550
2010	19.14	24.36	179,413
2009	13.83	19.14	202,994
2008	23.12	13.83	200,742
2007	20.25	23.12	203,102
2006	18.20	20.25	180,068
2005	15.57	18.20	119,455
2004	12.62	15.57	96,561

Fidelity VIP Freedom Funds: Fidelity VIP Freedom 2005 Portfolio (Service Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	11.54	12.49	6,076
2012	10.68	11.54	6,810
2011	10.81	10.68	6,665
2010	9.84	10.81	6,653
2009	8.11	0	0
2008	9.82	8.11	0
2007	N/A	N/A	N/A

* Inception date of the subaccount was 9/1/08

Fidelity VIP Freedom Funds: Fidelity VIP Freedom 2010 Portfolio (Service Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	11.88	13.29	4,176
2012	10.77	11.88	4,575
2011	10.94	10.77	2,063
2010	9.83	10.94	2,997
2009	8.02	9.83	2,952
2008	9.80	8.02	0
2007	N/A	N/A	N/A

* Inception date of the subaccount was 9/1/08

No Optional Benefits Elected

(Total Variable Account Annual Expenses of 1.15% of the daily net assets of the subaccount)

Fidelity VIP Freedom Funds: Fidelity VIP Freedom 2015 Portfolio (Service Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	11.82	13.34	15,678
2012	10.69	11.82	16,086
2011	10.87	10.69	12,285
2010	9.74	10.87	16,797
2009	7.88	9.74	12,739
2008	9.79	7.88	4,137
2007	N/A	N/A	N/A

* Inception date of the subaccount was 9/1/08

Fidelity VIP Freedom Funds: Fidelity VIP Freedom 2020 Portfolio (Service Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	11.66	13.33	54,854
2012	10.43	11.66	54,301
2011	10.68	10.43	54,215
2010	9.45	10.68	25,909
2009	7.44	9.45	12,809
2008	9.72	7.44	4,110
2007	N/A	N/A	N/A

* Inception date of the subaccount was 9/1/08

Fidelity VIP Freedom Funds: Fidelity VIP Freedom 2025 Portfolio (Service Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	11.73	13.88	15,815
2012	10.33	11.73	17,772
2011	10.70	10.33	12,713
2010	9.37	10.70	5,817
2009	7.32	9.37	11,887
2008	9.71	7.32	0
2007	N/A	N/A	N/A

* Inception date of the subaccount was 9/1/08

Fidelity VIP Freedom Funds: Fidelity VIP Freedom 2030 Portfolio (Service Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	11.39	13.67	32,676
2012	10.00	11.39	31,662
2011	10.41	10.00	25,651
2010	9.09	10.41	8,763
2009	7.01	9.09	14,825
2008	9.65	7.01	247
2007	N/A	N/A	N/A

* Inception date of the subaccount was 9/1/08

No Optional Benefits Elected

(Total Variable Account Annual Expenses of 1.15% of the daily net assets of the subaccount)

Fidelity VIP Freedom Funds: Fidelity VIP Freedom Income Portfolio (Service Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	11.47	11.93	5,697
2012	10.92	11.47	5,275
2011	10.89	10.92	4,937
2010	10.27	10.89	4,736
2009	9.06	10.27	598
2008	9.94	9.06	403
2007	N/A	N/A	N/A

* Inception date of the subaccount was 9/1/08

Fidelity VIP FundsManager Portfolios: Fidelity VIP FundsManager 20% (Service Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	11.34	11.82	22,665
2012	10.88	11.34	22,374
2011	10.77	10.88	29,117
2010	10.15	10.77	17,931
2009	9.32	10.15	10,212
2008	9.94	9.32	0
2007	N/A	N/A	N/A
* Inception date of the subaccount was 9/1/08

Fidelity VIP FundsManager Portfolios: Fidelity VIP FundsManager 50% (Service Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	11.54	13.08	65,966
2012	10.60	11.54	60,352
2011	10.80	10.60	43,313
2010	9.77	10.80	26,062
2009	8.32	9.77	21,699
2008	9.83	8.32	3,751
2007	N/A	N/A	N/A

* Inception date of the subaccount was 9/1/08

Fidelity VIP Funds Manager Portfolios: Fidelity VIP Funds Manager 70% (Service Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	11.31	13.59	192,896
2012	10.13	11.31	203,584
2011	10.55	10.13	186,466
2010	9.36	10.55	145,176
2009	7.61	9.36	107,480
2008	9.74	7.61	15,157
2007	N/A	N/A	N/A

* Inception date of the subaccount was 9/1/08

No Optional Benefits Elected

(Total Variable Account Annual Expenses of 1.15% of the daily net assets of the subaccount)

Fidelity VIP Funds Manager Portfolios: Fidelity VIP Funds Manager 85% (Service Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	10.97	13.83	28,764
2012	9.73	10.97	38,224
2011	10.41	9.73	37,820
2010	9.08	10.41	38,046
2009	7.15	9.08	30,451
2008	9.66	7.15	0
2007	N/A	N/A	N/A

* Inception date of the subaccount was 9/1/08

Franklin Templeton Variable Insurance Products Trust: Franklin Small-Mid Cap Growth Securities Fund (now Franklin Small-Mid Cap Growth VIP Fund) (Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	12.74	17.40	91,222
2012	11.62	12.74	92,631
2011	12.36	11.62	128,021
2010	9.79	12.36	126,723
2009	6.90	9.79	97,135
2008	12.14	6.90	93,843
2007	11.04	12.14	91,475
2006	10.27	11.04	85,250
2005	9.91	10.27	79,223
2004	8.99	9.91	72,524

* Effective 4/30/14, Franklin Small-Mid Cap Growth Securities Fund changed its name to Franklin Small-Mid Cap Growth VIP Fund.

Franklin Templeton Variable Insurance Products Trust: Franklin Small Cap Value Securities Fund (now Franklin Small Cap Value VIP Fund) (Class 2 Shares)**
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	15.14	20.40	94,987
2012	12.94	15.14	93,879
2011	13.60	12.94	90,817
2010	10.73	13.60	75,831
2009	8.40	10.73	63,375
2008	12.69	8.40	63,043
2007	13.15	12.69	55,411
2006	11.37	13.15	45,934
2005*	10.07	11.37	15,257

* Inception date of the subaccount was 5/2/05.

** Effective 4/30/14, Franklin Small Cap Value Securities Fund changed its name to Franklin Small Cap Value VIP Fund.

No Optional Benefits Elected

(Total Variable Account Annual Expenses of 1.15% of the daily net assets of the subaccount)

Franklin Templeton Variable Insurance Products Trust: Templeton Developing Markets Securities Fund (now Templeton Developing Markets VIP Fund) (Class 2 Shares)*/**
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	20.36	19.94	88,172
2012	18.20	20.36	99,956
2011	21.88	18.20	105,779
2010	18.82	21.88	114,217
2009	11.03	18.82	121,700
2008	23.59	11.03	153,007
2007	18.53	23.59	171,881
2006	14.63	18.53	155,613
2005	11.61	14.63	75,890
2004	9.42	11.61	40,921

* The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors” in the prospectus.

** Effective 4/30/14, Templeton Developing Markets Securities Fund changed its name to Templeton Developing Markets VIP Fund.

Goldman Sachs Variable Insurance Trust: Goldman Sachs Strategic Growth Fund (Institutional Class Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	11.05	14.47	185,536
2012	9.33	11.05	209,482
2011	9.69	9.33	252,712
2010	8.85	9.69	288,539
2009	6.06	8.85	333,338
2008	10.52	6.06	394,481
2007	9.66	10.52	421,886
2006	9.00	9.66	415,552
2005	8.85	9.00	387,089
2004	8.20	8.85	338,369

* The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors” in the prospectus.

Goldman Sachs Variable Insurance Trust: Goldman Sachs Mid Cap Value Fund* (Institutional Class Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	22.76	29.90	80,999
2012	19.43	22.76	88,625
2011	20.99	19.43	113,270
2010	16.99	20.99	126,674
2009	12.87	16.99	154,674
2008	20.74	12.87	180,812
2007	20.33	20.74	213,439
2006	17.70	20.33	233,146
2005	15.87	17.70	237,447
2004	12.75	15.87	188,246

* The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors” in the prospectus.

No Optional Benefits Elected

(Total Variable Account Annual Expenses of 1.15% of the daily net assets of the subaccount)

Goldman Sachs Variable Insurance Trust: Goldman Sachs Structured Small Cap Equity Fund (now Goldman Sachs Small Cap Equity Insights Fund) (Institutional Class Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	16.17	21.68	26,744
2012	14.50	16.17	35,601
2011	14.56	14.50	39,174
2010	11.32	14.56	43,547
2009	8.95	11.32	45,712
2008	13.75	8.95	41,821
2007	16.66	13.75	39,381
2006	15.01	16.66	20,915
2005	14.31	15.01	11,253
2004	12.44	14.31	10,374

* Effective April 30, 2014, the Goldman Sachs Structured Small Cap Equity Fund changed its name to the Goldman Sachs Small Cap Equity Insights Fund.

Janus Aspen Series: Janus Aspen Balanced Portfolio (Service Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	16.83	19.94	264,735
2012	15.02	16.83	274,203
2011	14.99	15.02	260,937
2010	14.02	14.99	245,554
2009	11.29	14.02	241,429
2008	13.61	11.29	191,507
2007	12.48	13.61	169,891
2006	11.43	12.48	161,297
2005	10.74	11.43	138,312
2004	10.03	10.74	151,279

Janus Aspen Series: Janus Aspen Forty Portfolio (Institutional Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	9.60	12.46	596,630
2012	7.82	9.60	655,471
2011	8.48	7.82	720,338
2010	8.04	8.48	762,060
2009	5.56	8.04	832,838
2008	10.06	5.56	866,006
2007	7.43	10.06	930,084
2006	6.87	7.43	996,424
2005	6.16	6.87	971,391
2004	5.27	6.16	997,315

No Optional Benefits Elected

(Total Variable Account Annual Expenses of 1.15% of the daily net assets of the subaccount)

Janus Aspen Series: Janus Enterprise Portfolio (Service Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	14.37	18.76	24,641
2012	12.43	14.37	26,457
2011	12.78	12.43	32,486
2010	10.30	12.78	37,551
2009	7.21	10.30	63,905
2008	13.00	7.21	72.158
2007	10.80	13.00	60,335
2006	9.64	10.80	58,258
2005	8.70	9.64	72,762
2004	7.31	8.70	66,619

* The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors” in the prospectus.

PIMCO Variable Insurance Trust: PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged) (Administrative Class Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	18.64	18.53	113,985
2012	17.01	18.64	127,240
2011	16.12	17.01	142,382
2010	15.03	16.12	148,018
2009	13.15	15.03	152,157
2008	13.63	13.15	160,606
2007	13.30	13.63	193,705
2006	13.17	13.30	189,234
2005	12.67	13.17	175,291
2004	12.14	12.67	148,368

PIMCO Variable Insurance Trust: PIMCO VIT Low Duration Portfolio (Administrative Class Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	15.84	15.64	165,558
2012	15.13	15.84	196,215
2011	15.14	15.13	197,474
2010	14.54	15.14	221,323
2009	12.98	14.54	227,439
2008	13.19	12.98	234,453
2007	12.43	13.19	253,865
2006	12.09	12.43	260,809
2005	12.10	12.09	252,285
2004	12.02	12.10	228,817

No Optional Benefits Elected

(Total Variable Account Annual Expenses of 1.15% of the daily net assets of the subaccount)

Principal Variable Contracts Funds, Inc.: PVC Equity Income Account (Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	17.96	22.56	151,125
2012	16.12	17.96	173,718
2011	15.50	16.12	194,790
2010	13.53	15.50	225,747
2009	11.43	13.53	263,735
2008	17.55	11.43	302,314
2007	16.91	17.55	411,425
2006	14.51	16.91	366,843
2005	13.35	14.51	274,991
2004	11.36	13.35	189,327

* The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors” in the prospectus.

Principal Variable Contracts Funds, Inc.: PVC MidCap Account (Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	70.57	93.19	29,084
2012	59.90	70.57	32,533
2011	56.10	59.90	36,344
2010	45.83	56.10	40,839
2009	10.81	45.83	46,044
2008	15.56	10.81	179,771
2007	17.13	15.56	182,507
2006	14.86	17.13	132,448
2005	13.29	14.86	102,557
2004	11.76	13.29	94,183

* The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors” in the prospectus.”

Principal Variable Contracts Funds, Inc.: PVC SmallCap Growth Account II (Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	9.45	13.73	75,716
2012	8.23	9.45	79,388
2011	8.73	8.23	83,581
2010	6.97	8.73	92,523
2009	5.37	6.97	99,266
2008	9.25	5.37	105,592
2007	8.94	9.25	111,725
2006	8.48	8.94	117,545
2005	8.76	8.48	115,146
2004	8.48	8.76	104,782

* The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors” in the prospectus.

No Optional Benefits Elected

(Total Variable Account Annual Expenses of 1.15% of the daily net assets of the subaccount)

Principal Variable Contracts Funds, Inc.: Principal Capital Appreciation Fund (Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	14.61	19.10	26,070
2012	13.01	14.61	33,551
2011	13.18	13.01	36,277
2010	11.58	13.18	40,092
2009	9.04	11.58	51,570
2008	13.77	9.04	65,512
2007	12.84	13.77	70,805
2006	11.62	12.84	42,241
2005**	10.05	11.62	2,658

* The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors” in the prospectus.

** Inception date of the subaccount was 5/2/05.

Principal Variable Contracts Funds, Inc.: PVC SAM Balanced Portfolio (Class 2 Shares) (Strategic Asset Management (SAM) Portfolios)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	17.83	20.68	743,715
2012	16.03	17.83	848,537
2011	16.10	16.03	879,022
2010	14.37	16.10	902,540
2009	11.76	14.37	1,082,556
2008	16.16	11.76	1,250,263
2007	15.08	16.16	1,490,983
2006	13.82	15.08	1,471,594
2005	13.22	13.82	1,292,153
2004	12.18	13.22	1,005,338

Principal Variable Contracts Funds, Inc.: PVC SAM Conservative Balanced Portfolio (Class 2 Shares) (Strategic Asset Management (SAM) Portfolios)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	17.06	18.77	213,492
2012	15.56	17.06	235,658
2011	15.44	15.56	256,302
2010	13.98	15.44	236,477
2009	11.71	13.98	257,733
2008	14.70	11.71	269,950
2007	13.85	14.70	274,156
2006	12.91	13.85	263,738
2005	12.51	12.91	244,171
2004	11.73	12.51	217,162

No Optional Benefits Elected

(Total Variable Account Annual Expenses of 1.15% of the daily net assets of the subaccount)

Principal Variable Contracts Funds, Inc.: PVC SAM Conservative Growth Portfolio (Class 2 Shares) (Strategic Asset Management (SAM) Portfolios)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	17.95	21.80	586,589
2012	15.96	17.95	618,815
2011	16.24	15.96	663,941
2010	14.29	16.24	719,907
2009	11.53	14.29	857,208
2008	17.49	11.53	900,019
2007	16.23	17.49	1,056,564
2006	14.66	16.23	947,762
2005	13.90	14.66	820,684
2004	12.60	13.90	572,200

Principal Variable Contracts Funds, Inc.: PVC SAM Flexible Income Portfolio (Class 2 Shares) (Strategic Asset Management (SAM) Portfolios)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	16.48	17.51	328,746
2012	15.11	16.48	334,776
2011	14.82	15.11	324,153
2010	13.60	14.82	358,440
2009	11.49	13.60	335,474
2008	13.52	11.49	390,793
2007	12.92	13.52	338,937
2006	12.26	12.92	300,245
2005	12.03	12.26	314,887
2004	11.45	12.03	291,959

Principal Variable Contracts Funds, Inc.: PVC SAM Strategic Growth Portfolio (Class 2 Shares) (Strategic Asset Management (SAM) Portfolios)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	18.05	22.69	413,383
2012	15.85	18.05	493,822
2011	16.38	15.85	553,043
2010	14.26	16.38	633,204
2009	11.35	14.26	638,008
2008	18.39	11.35	659,983
2007	17.01	18.39	740,064
2006	15.26	17.01	730,815
2005	14.36	15.26	587,575
2004	12.91	14.36	477,156

Both Optional Benefits Elected (the Guaranteed Minimum Death Benefit AND the Guaranteed Retirement Income Benefit) 1

(Total Variable Account Annual Expenses of 1.65% of the daily net assets of the subaccount)

Calvert Variable Series, Inc.: VP SRI Mid Cap Growth Portfolio*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	13.47	17.22	23
2012	11.73	13.47	25
2011	11.65	11.73	27
2010	9.01	11.65	29
2009	6.94	9.01	31
2008	11.23	6.94	34
2007	10.82	11.23	238
2006	10.91	10.82	468
2005	12.21	10.91	654
2004	11.24	12.21	594

* The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors” in the prospectus.

Dreyfus Variable Investment Fund: Opportunistic Small Cap Portfolio (Service Class Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	9.73	14.19	13,129
2012	8.23	9.73	15,499
2011	9.73	8.23	17,760
2010	7.56	9.73	20,992
2009	6.11	7.56	23,440
2008	9.99	6.11	25,342
2007	11.44	9.99	28,998
2006	11.24	11.44	28,465
2005	10.82	11.24	33,594
2004	9.90	10.82	33,321

Dreyfus Variable Investment Fund: Quality Bond Portfolio (Service Class Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	14.63	14.13	9,550
2012	13.94	14.63	10,336
2011	13.26	13.94	12,337
2010	12.46	13.26	14,612
2009	11.05	12.46	15,341
2008	11.76	11.05	21,447
2007	11.57	11.76	30,593
2006	11.32	11.57	30,393
2005	11.25	11.32	37,085
2004	11.10	11.25	33,679

* The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors” in the prospectus.”

1 We no longer offer the Guaranteed Retirement Income Benefit rider. If you have elected the Guaranteed Retirement Income Benefit rider and your Contract application was signed and dated before June 18, 2003, your Guaranteed Retirement Income Benefit rider remains in force and our obligations and duties to you under this rider will not change.

Both Optional Benefits Elected (the Guaranteed Minimum Death Benefit AND the Guaranteed Retirement Income Benefit)

(Total Variable Account Annual Expenses of 1.65% of the daily net assets of the subaccount)

The Dreyfus Socially Responsible Growth Fund, Inc. (Service Class Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	9.03	11.91	399
2012	8.22	9.03	399
2011	8.30	8.22	498
2010	7.37	8.30	0
2009	5.61	7.37	729
2008	8.72	5.61	729
2007	8.25	8.72	738
2006	7.70	8.25	738
2005	7.57	7.70	738
2004	7.26	7.57	456

DWS Variable Series I: DWS Bond VIP (Class A Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	13.88	13.25	20,968
2012	13.10	13.88	20,806
2011	12.60	13.10	23,544
2010	11.99	12.60	25,612
2009	11.07	11.99	26,884
2008	13.52	11.07	27,443
2007	13.20	13.52	33,525
2006	12.81	13.20	35,078
2005	12.69	12.81	36,370
2004	12.24	12.69	39,974

DWS Variable Series I: DWS Global Small Cap Growth VIP (now DWS Global Small Cap VIP) (Class A Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	15.95	21.33	13,096
2012	14.06	15.95	15,349
2011	15.86	14.06	17,488
2010	12.73	15.86	20,007
2009	8.73	12.73	21,170
2008	17.74	8.73	26,940
2007	16.49	17.74	28,786
2006	13.73	16.49	29,736
2005	11.81	13.73	33,567
2004	9.73	11.81	35,570

* Effective May 1, 2014, DWS Global Small Cap Growth VIP Fund changed its name to DWS Global Small Cap VIP Fund.

Both Optional Benefits Elected (the Guaranteed Minimum Death Benefit AND the Guaranteed Retirement Income Benefit)

(Total Variable Account Annual Expenses of 1.65% of the daily net assets of the subaccount)

DWS Variable Series I: DWS Core Equity VIP (Class A Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	9.81	13.25	54,567
2012	8.61	9.81	59,646
2011	8.76	8.61	65,935
2010	7.79	8.76	75,885
2009	5.90	7.79	75,398
2008	9.72	5.90	77,506
2007	9.75	9.72	79,179
2006	8.72	9.75	77,134
2005	8.36	8.72	83,318
2004	7.71	8.36	87,252

* The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors” in the prospectus.

DWS Variable Series I: DWS International VIP (Class A Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	6.42	7.59	56,746
2012	5.41	6.42	62,014
2011	6.60	5.41	70,296
2010	6.60	6.60	73,269
2009	5.02	6.60	72,541
2008	9.86	5.02	90,275
2007	8.75	9.86	95,044
2006	7.06	8.75	104,045
2005	6.18	7.06	126,530
2004	5.39	6.18	136,140

DWS Variable Series II: DWS Large Cap Value VIP (Class A Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	21.08	27.15	46,990
2012	19.52	21.08	51,996
2011	13.73	19.52	58,689
2010	12.40	13.73	96,319
2009	10.06	12.40	98,820
2008	18.94	10.06	113,246
2007	19.62	18.94	117,039
2006	16.79	19.62	117,048
2005	15.82	16.79	136,871
2004	14.10	15.82	141,933

Both Optional Benefits Elected (the Guaranteed Minimum Death Benefit AND the Guaranteed Retirement Income Benefit)

(Total Variable Account Annual Expenses of 1.65% of the daily net assets of the subaccount)

DWS Variable Series II: DWS Government & Agency Securities VIP (Class A Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	16.55	15.79	21,777
2012	16.35	16.55	22,856
2011	15.46	16.35	26,723
2010	14.74	15.46	30,239
2009	13.87	14.74	29,604
2008	13.43	13.87	36,414
2007	12.89	13.43	48,737
2006	12.58	12.89	50,281
2005	12.46	12.58	54,617
2004	12.21	12.46	59,759

* Inception date of the subaccount was 4/7/00.

DWS Variable Series II: DWS High Income VIP (Class A Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	17.93	19.04	14,932
2012	15.86	17.93	14,829
2011	15.53	15.86	18,045
2010	13.85	15.53	19,422
2009	10.05	13.85	20,877
2008	13.44	10.05	26,404
2007	13.53	13.44	32,369
2006	12.45	13.53	32,262
2005	12.18	12.45	34,858
2004	11.02	12.18	36,642

DWS Variable Series II: DWS Money Market VIP (Class A Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	10.61	10.44	5,052
2012	10.78	10.61	5,153
2011	10.96	10.78	5,849
2010	11.14	10.96	5,175
2009	11.28	11.14	4,492
2008	11.18	11.28	16,616
2007	10.82	11.18	5,740
2006	10.51	10.82	6,223
2005	10.40	10.51	6,423
2004	10.48	10.40	10,488

Both Optional Benefits Elected (the Guaranteed Minimum Death Benefit AND the Guaranteed Retirement Income Benefit)

(Total Variable Account Annual Expenses of 1.65% of the daily net assets of the subaccount)

DWS Variable Series II: DWS Small Mid Cap Growth VIP (Class A Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	4.48	6.29	5,802
2012	3.98	4.48	6,094
2011	4.21	3.98	6,410
2010	3.31	4.21	7,388
2009	2.39	3.31	7,444
2008	4.82	2.39	7,394
2007	4.61	4.82	7,383
2006	4.45	4.61	6,913
2005	4.23	4.45	6,808
2004	3.87	4.23	6,901

* The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors” in the prospectus.”

Fidelity Variable Insurance Products Fund (“VIP”): Fidelity VIP Growth Portfolio (Service Class Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	9.69	12.99	35,849
2012	8.60	9.69	41,407
2011	8.73	8.60	50,047
2010	7.15	8.73	56,765
2009	5.67	7.15	63,445
2008	10.93	5.67	77,167
2007	8.76	10.93	84,917
2006	8.34	8.76	94,361
2005	8.02	8.34	107,131
2004	7.90	8.02	105,218

Fidelity Variable Insurance Products Fund (“VIP”): Fidelity VIP Index 500 Portfolio (Service Class Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	11.59	15.07	29,665
2012	10.18	11.59	33,669
2011	10.15	10.18	40,981
2010	8.98	10.15	47,164
2009	7.21	8.98	49,845
2008	11.65	7.21	59,311
2007	11.25	11.65	68,130
2006	9.89	11.25	70,819
2005	9.60	9.89	83,886
2004	8.83	9.60	86,597

Both Optional Benefits Elected (the Guaranteed Minimum Death Benefit AND the Guaranteed Retirement Income Benefit)

(Total Variable Account Annual Expenses of 1.65% of the daily net assets of the subaccount)

Fidelity Variable Insurance Products Fund (“VIP”): Fidelity VIP Mid Cap Portfolio (Service Class Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	23.02	30.82	9,976
2012	20.40	23.02	7,663
2011	23.22	20.40	11,295
2010	18.34	23.22	12,847
2009	13.31	18.34	21,296
2008	22.38	13.31	23,062
2007	19.70	22.38	26,818
2006	17.78	19.70	26,703
2005	15.29	17.78	21,341
2004	12.46	15.29	22,333

Fidelity VIP Freedom Funds: Fidelity VIP Freedom 2005 Portfolio (Service Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	11.30	12.16	0
2012	0	11.30	0
2011	0	0	0
2010	0	0	0
2009	8.10	0	0
2008	9.81	8.10	0
2007	N/A	N/A	N/A

* Inception date of the subaccount was 9/1/08

Fidelity VIP Freedom Funds: Fidelity VIP Freedom 2010 Portfolio (Service Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	11.63	12.95	0
2012	0	11.63	0
2011	0	0	0
2010	0	0	0
2009	8.01	0	0
2008	9.80	8.01	0
2007	N/A	N/A	N/A

* Inception date of the subaccount was 9/1/08

Fidelity VIP Freedom Funds: Fidelity VIP Freedom 2015 Portfolio (Service Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	11.57	12.99	0
2012	0	11.57	0
2011	0	0	0
2010	0	0	0
2009	7.87	0	0
2008	9.79	7.87	0
2007	N/A	N/A	N/A

* Inception date of the subaccount was 9/1/08

Both Optional Benefits Elected (the Guaranteed Minimum Death Benefit AND the Guaranteed Retirement Income Benefit)

(Total Variable Account Annual Expenses of 1.65% of the daily net assets of the subaccount)

Fidelity VIP Freedom Funds: Fidelity VIP Freedom 2020 Portfolio (Service Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	11.41	12.98	2,511
2012	10.26	11.41	2,513
2011	10.56	10.26	2,815
2010	0	10.56	4,778
2009	7.43	0	0
2008	9.72	7.43	0
2007	N/A	N/A	N/A

* Inception date of the subaccount was 9/1/08

Fidelity VIP Freedom Funds: Fidelity VIP Freedom 2025 Portfolio (Service Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	11.48	13.52	0
2012	0	11.48	0
2011	0	0	0
2010	0	0	0
2009	7.29	0	0
2008	9.70	7.29	0
2007	N/A	N/A	N/A

* Inception date of the subaccount was 9/1/08

Fidelity VIP Freedom Funds: Fidelity VIP Freedom 2030 Portfolio (Service Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	11.15	13.31	0
2012	0	11.15	0
2011	0	0	0
2010	0	0	0
2009	7.00	0	0
2008	9.65	7.00	0
2007	N/A	N/A	N/A

* Inception date of the subaccount was 9/1/08

Fidelity VIP Freedom Funds: Fidelity VIP Freedom Income Portfolio (Service Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	11.23	11.62	0
2012	0	11.23	0
2011	0	0	0
2010	0	0	0
2009	9.05	0	0
2008	9.94	9.05	0
2007	N/A	N/A	N/A
* Inception date of the subaccount was 9/1/08

Both Optional Benefits Elected (the Guaranteed Minimum Death Benefit AND the Guaranteed Retirement Income Benefit)

(Total Variable Account Annual Expenses of 1.65% of the daily net assets of the subaccount)

Fidelity VIP FundsManager Portfolios: Fidelity VIP FundsManager 20% (Service Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	11.10	11.51	0
2012	0	11.10	0
2011	0	0	0
2010	0	0	0
2009	9.30	0	0
2008	9.94	9.30	0
2007	N/A	N/A	N/A

* Inception date of the subaccount was 9/1/08

Fidelity VIP FundsManager Portfolios: Fidelity VIP FundsManager 50% (Service Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	11.30	12.74	0
2012	0	11.30	0
2011	0	0	0
2010	0	0	0
2009	8.31	0	0
2008	9.83	8.31	0
2007	N/A	N/A	N/A

* Inception date of the subaccount was 9/1/08

Fidelity VIP FundsManager Portfolios: Fidelity VIP FundsManager 70% (Service Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	11.07	13.24	0
2012	0	11.07	0
2011	0	0	0
2010	0	0	0
2009	7.60	0	0
2008	9.73	7.60	0
2007	N/A	N/A	N/A

* Inception date of the subaccount was 9/1/08

Fidelity VIP FundsManager Portfolios: Fidelity VIP FundsManager 85% (Service Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	10.73	13.47	0
2012	0	10.73	0
2011	0	0	0
2010	0	0	0
2009	7.14	0	0
2008	9.66	7.14	0
2007	N/A	N/A	N/A

* Inception date of the subaccount was 9/1/08

Both Optional Benefits Elected (the Guaranteed Minimum Death Benefit AND the Guaranteed Retirement Income Benefit)

(Total Variable Account Annual Expenses of 1.65% of the daily net assets of the subaccount)

Franklin Templeton Variable Insurance Products Trust: Franklin Small-Mid Cap Growth Securities Fund (now Franklin Small-Mid Cap Growth VIP Fund) (Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	12.03	16.34	7,891
2012	11.03	12.03	9,211
2011	11.78	11.03	10,186
2010	9.38	11.78	12,328
2009	6.64	9.38	13,544
2008	11.74	6.64	16,571
2007	10.73	11.74	18,273
2006	10.04	10.73	19,002
2005	9.73	10.04	22,938
2004	8.88	9.73	22,807

* Effective 4/30/14, Franklin Small-Mid Cap Growth Securities Fund changed its name to Franklin Small-Mid Cap Growth VIP Fund.

Franklin Templeton Variable Insurance Products Trust: Franklin Small Cap Value Securities Fund (now Franklin Small Cap Value VIP Fund) (Class 2 Shares)**
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	14.58	19.54	76
2012	12.52	14.58	75
2011	13.22	12.52	74
2010	10.48	13.22	73
2009	8.25	10.48	14,068
2008	12.52	8.25	14,066
2007	13.04	12.52	14,064
2006	11.33	13.04	14,174
2005*	10.07	11.33	0

* Inception date of the subaccount was 5/2/05.

** Effective 4/30/14, Franklin Small Cap Value Securities Fund changed its name to Franklin Small Cap Value VIP Fund.

Franklin Templeton Variable Insurance Products Trust: Templeton Developing Markets Securities Fund (now Templeton Developing Markets VIP Fund) (Class 2 Shares)*/**
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	19.11	18.63	1,701
2012	17.17	19.11	1,669
2011	20.74	17.17	1,632
2010	17.93	20.74	1,564
2009	10.56	17.93	2,264
2008	22.70	10.56	3,271
2007	17.92	22.70	3,420
2006	14.22	17.92	3,550
2005	11.34	14.22	2,655
2004	9.25	11.34	792

* The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors” in the prospectus.

** Effective 4/30/14, Templeton Developing Markets Securities Fund changed its name to Templeton Developing Markets VIP Fund.

Both Optional Benefits Elected (the Guaranteed Minimum Death Benefit AND the Guaranteed Retirement Income Benefit)

(Total Variable Account Annual Expenses of 1.65% of the daily net assets of the subaccount)

Goldman Sachs Variable Insurance Trust: Goldman Sachs Strategic Growth Fund (Institutional Class Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	10.43	13.59	32,796
2012	8.85	10.43	38,261
2011	9.23	8.85	45,678
2010	8.48	9.23	51,528
2009	5.83	8.48	54,220
2008	10.18	5.83	68,732
2007	9.40	10.18	78,033
2006	8.80	9.40	80,997
2005	8.69	8.80	93,182
2004	8.09	8.69	93,261

* The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors” in the prospectus.

Goldman Sachs Variable Insurance Trust: Goldman Sachs Mid Cap Value Fund* (Institutional Class Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	21.48	28.09	14,985
2012	18.44	21.48	16,819
2011	20.02	18.44	19,445
2010	16.28	20.02	22,829
2009	12.39	16.28	26,034
2008	20.07	12.39	30,871
2007	19.77	20.07	35,781
2006	17.30	19.77	37,257
2005	15.58	17.30	52,156
2004	12.58	15.58	54,190

* The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors” in the prospectus.

Goldman Sachs Variable Insurance Trust: Goldman Sachs Structured Small Cap Equity Fund (now Goldman Sachs Small Cap Equity Insights Fund) (Institutional Class Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	15.26	20.37	113
2012	13.75	15.26	112
2011	13.89	13.75	110
2010	10.85	13.89	108
2009	8.62	10.85	106
2008	13.31	8.62	103
2007	16.20	13.31	416
2006	14.66	16.20	444
2005	14.05	14.66	0
2004	12.28	14.05	0

* Effective April 30, 2014, the Goldman Sachs Structured Small Cap Equity Fund changed its name to the Goldman Sachs Small Cap Equity Insights Fund.

Both Optional Benefits Elected (the Guaranteed Minimum Death Benefit AND the Guaranteed Retirement Income Benefit)

(Total Variable Account Annual Expenses of 1.65% of the daily net assets of the subaccount)

Janus Aspen Series: Janus Aspen Balanced Portfolio (Service Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	15.89	18.73	5,675
2012	14.25	15.89	4,580
2011	14.29	14.25	15,235
2010	13.43	14.29	14,594
2009	10.87	13.43	2,687
2008	13.17	10.87	2,690
2007	12.14	13.17	4,528
2006	11.17	12.14	4,722
2005	10.55	11.17	7,324
2004	9.90	10.55	8,327

Janus Aspen Series: Janus Aspen Forty Portfolio (Institutional Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	9.02	11.64	127,408
2012	7.38	9.02	140,712
2011	8.04	7.38	164,338
2010	7.66	8.04	189,014
2009	5.32	7.66	191,934
2008	9.68	5.32	218,571
2007	7.19	9.68	231,580
2006	6.68	7.19	260,451
2005	6.02	6.68	285,624
2004	5.17	6.02	306,591

Janus Aspen Series: Janus Enterprise Portfolio (Service Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	13.57	17.62	5,341
2012	11.79	13.57	5,827
2011	12.19	11.79	6,372
2010	9.87	12.19	6,784
2009	6.94	9.87	8,559
2008	12.57	6.94	11,147
2007	10.50	12.57	12,331
2006	9.42	10.50	13,750
2005	8.55	9.42	16,893
2004	7.21	8.55	17,721

* The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors” in the prospectus.

Both Optional Benefits Elected (the Guaranteed Minimum Death Benefit AND the Guaranteed Retirement Income Benefit)

(Total Variable Account Annual Expenses of 1.65% of the daily net assets of the subaccount)

PIMCO Variable Insurance Trust: PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged) (Administrative Class Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	17.51	17.31	13,509
2012	16.06	17.51	14,628
2011	15.29	16.06	18,052
2010	14.32	15.29	20,518
2009	12.59	14.32	18,582
2008	13.12	12.59	23,593
2007	12.87	13.12	32,928
2006	12.80	12.87	32,482
2005	12.37	12.80	33,941
2004	11.92	12.37	35,243

PIMCO Variable Insurance Trust: PIMCO VIT Low Duration Portfolio (Administrative Class Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	14.87	14.61	26,220
2012	14.28	14.87	26,713
2011	14.36	14.28	36,713
2010	13.86	14.36	39,572
2009	12.43	13.86	43,212
2008	12.69	12.43	39,066
2007	12.02	12.69	54,615
2006	11.75	12.02	55,305
2005	11.82	11.75	58,223
2004	11.80	11.82	61,046

Principal Variable Contracts Funds, Inc.: PVC Equity Income Account (Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	16.96	21.19	15,611
2012	15.29	16.96	15,982
2011	14.78	15.29	16,657
2010	12.96	14.78	17,234
2009	11.00	12.96	16,643
2008	16.98	11.00	19,120
2007	16.44	16.98	24,692
2006	14.18	16.44	25,541
2005	13.11	14.18	28,375
2004	11.21	13.11	22,661

* The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors” in the prospectus.

Both Optional Benefits Elected (the Guaranteed Minimum Death Benefit AND the Guaranteed Retirement Income Benefit)

(Total Variable Account Annual Expenses of 1.65% of the daily net assets of the subaccount)

Principal Variable Contracts Funds, Inc.: PVC MidCap Account (Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	66.62	87.54	1,337
2012	56.83	66.62	1,490
2011	53.49	56.83	1,856
2010	43.91	53.49	2,140
2009	10.41	43.91	2,395
2008	15.06	10.41	11,203
2007	16.66	15.06	13,415
2006	14.52	16.66	14,834
2005	13.05	14.52	18,379
2004	11.61	13.05	24,134

* The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors” in the prospectus.

Principal Variable Contracts Funds, Inc.: PVC SmallCap Growth Account II (Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	8.92	12.89	4,857
2012	7.81	8.92	5,353
2011	8.33	7.81	6,275
2010	6.68	8.33	6,699
2009	5.17	6.68	9,462
2008	8.95	5.17	13,707
2007	8.69	8.95	16,410
2006	8.29	8.69	19,035
2005	8.60	8.29	22,010
2004	8.37	8.60	28,235

* The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors” in the prospectus.

Principal Variable Contracts Funds, Inc.: Principal Capital Appreciation Fund (Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	14.06	18.30	4,259
2012	12.59	14.06	3,889
2011	12.81	12.59	3,447
2010	11.32	12.81	2,974
2009	8.88	11.32	2,451
2008	13.59	8.88	2,681
2007	12.73	13.59	2,137
2006	11.58	12.73	2,026
2005**	10.05	11.58	1,581

* The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors.”

** Inception date of the subaccount was 5/2/05.

Both Optional Benefits Elected (the Guaranteed Minimum Death Benefit AND the Guaranteed Retirement Income Benefit)

(Total Variable Account Annual Expenses of 1.65% of the daily net assets of the subaccount)

Principal Variable Contracts Funds, Inc.: PVC SAM Balanced Portfolio (Class 2 Shares) (Strategic Asset Management (SAM) Portfolios)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	16.94	19.55	89,645
2012	15.31	16.94	101,600
2011	15.45	15.31	106,203
2010	13.86	15.45	110,583
2009	11.39	13.86	117,222
2008	15.74	11.39	112,512
2007	14.76	15.74	114,142
2006	13.60	14.76	116,895
2005	13.07	13.60	116,617
2004	12.10	13.07	116,255

Principal Variable Contracts Funds, Inc.: PVC SAM Conservative Balanced Portfolio (Class 2 Shares) (Strategic Asset Management (SAM) Portfolios)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	16.22	17.75	11,957
2012	14.86	16.22	11,961
2011	14.82	14.86	11,965
2010	13.48	14.82	23,630
2009	11.35	13.48	23,635
2008	14.32	11.35	27,109
2007	13.56	14.32	27,577
2006	12.70	13.56	27,175
2005	12.37	12.70	27,033
2004	11.66	12.37	23,845

Principal Variable Contracts Funds, Inc.: PVC SAM Conservative Growth Portfolio (Class 2 Shares) (Strategic Asset Management (SAM) Portfolios)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	17.06	20.61	29,996
2012	15.24	17.06	27,670
2011	15.59	15.24	28,140
2010	13.79	15.59	56,394
2009	11.18	13.79	67,865
2008	17.04	11.18	71,818
2007	15.89	17.04	112,706
2006	14.42	15.89	117,100
2005	13.74	14.42	135,356
2004	12.52	13.74	157,627

Both Optional Benefits Elected (the Guaranteed Minimum Death Benefit AND the Guaranteed Retirement Income Benefit)

(Total Variable Account Annual Expenses of 1.65% of the daily net assets of the subaccount)

Principal Variable Contracts Funds, Inc.: PVC SAM Flexible Income Portfolio (Class 2 Shares) (Strategic Asset Management (SAM) Portfolios)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	15.66	16.56	8,812
2012	0	15.66	10,746
2011	14.22	0	0
2010	13.11	14.22	8,023
2009	11.14	13.11	8,023
2008	13.17	11.14	11,823
2007	12.65	13.17	8,941
2006	12.06	12.65	8,904
2005	11.89	12.06	8,333
2004	11.38	11.89	7,736

Principal Variable Contracts Funds, Inc.: PVC SAM Strategic Growth Portfolio (Class 2 Shares) (Strategic Asset Management (SAM) Portfolios)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	17.16	21.45	22,693
2012	15.14	17.16	25,725
2011	15.72	15.14	26,610
2010	13.75	15.72	28,081
2009	11.00	13.75	30,964
2008	17.91	11.00	31,522
2007	16.66	17.91	36,957
2006	15.01	16.66	53,281
2005	14.20	15.01	67,193
2004	12.83	14.20	63,676

[Outside back cover page]

The Statement of Additional Information (“SAI”) dated May 1, 2014 contains additional information about the Contract and the variable account. The Table of Contents for the SAI appears near the end of this prospectus. The SAI has been filed with the SEC and is incorporated by reference into this prospectus.

You can obtain the SAI (at no cost) by writing to the Service Center at the address shown on the front cover or by calling 1-877-376-8008.

The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the Contract. More information about us and the Contract (including the SAI) may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, N.E., Washington, DC 20549. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.

Farmers Financial Solutions, LLC (“FFS”) serves as the principal underwriter and distributor of the Contracts. You may obtain more information about FFS and its registered representatives at http://www.finra.org or by calling 1-800-289-9999. You also can obtain an investor brochure from the Financial Industry Regulatory Authority, Inc. (“FINRA”), describing its Public Disclosure Program.

SEC File Nos. 333-85183/811-09547

Statement of Additional Information

for the

Farmers Variable Annuity

Individual Flexible Premium Variable Annuity Contract

Issued Through

Farmers Annuity Separate Account A

Offered by

Farmers New World Life Insurance Company

3003 - 77th Avenue, S.E.

Mercer Island, Washington 98040

(206) 232-8400

Service Center:

P.O. Box 724208

Atlanta, Georgia 31139

Phone: 1-877-376-8008 (toll free)

8:00 a.m. to 6:00 p.m. Eastern Time

This Statement of Additional Information expands upon subjects discussed in the current Prospectus for the Farmers Variable Annuity, an individual flexible premium variable annuity contract, offered by Farmers New World Life Insurance Company. You may obtain a copy of the Prospectus for the Contract dated May 1, 2014 by calling 1-877-376-8008 or by writing to our Service Center at P.O. Box 724208, Atlanta, Georgia 31139.

This Statement incorporates terms used in the current Prospectus for each Contract.

This Statement of Additional Information is not a prospectus and should be read only in conjunction with the Prospectuses for your Contract and the Portfolios.

The date of this Statement of Additional Information is May 1, 2014.

Additional Contract Provisions

The Contract

The entire contract consists of the Contract, the signed application attached at issue, any attached amendments and supplements to the application, and any attached riders and endorsements. In the absence of fraud, we consider all statements in the application to be representations and not warranties. We will not use any statement to contest a claim unless that statement is in an attached application or in an amendment or supplement to the application attached to the Contract. The Contract is currently not being issued.

Any change in the Contract or waiver of its provisions must be in writing and signed by one of our officers. No other person – no agent or registered representative – has authority to change or waive any provision of the Contract.

Upon notice to you, we may modify the Contract if necessary to:

•	permit the Contract or the variable account to comply with any applicable law or regulation that a governmental agency issues;

•	assure continued qualification of the Contract under the Tax Code or other federal or state laws relating to retirement annuities or variable annuity contracts; or

•	affect a change in the operation of the variable account or to provide additional investment options.

In the event of such modifications, we will make the appropriate endorsement to the Contract.

Incontestability

We will not contest the Contract after the issue date.

Incorrect Age or Sex

We may require proof of age, sex, and right to payments before making any life annuity payments. If the age or sex (if applicable) of the annuitant has been stated incorrectly, then we will determine the annuity start date and the amount of the annuity payments by using the correct age and sex. After the annuity start date, any adjustment for underpayment will be paid immediately. Any adjustment for overpayment will be deducted from future payments. We will make adjustments for overpayments or underpayments with interest at the rate then in use to determine the rate of payments.

Nonparticipation

The Contract does not participate in our surplus earnings or profits. We will not pay dividends on the Contract.

Waiver of Surrender Charge Riders

If available in the state where the Contract is issued, your Contract will include riders that will waive surrender charges on a single withdrawal if:

•

the annuitant is under age 75 at the time of withdrawal, the annuitant is confined in a hospital or skilled nursing facility continuously for at least 90 days and remains confined at the time of the surrender request, and the annuitant was not confined to a hospital or nursing facility within 6 months of the issue date.

•

the annuitant is diagnosed with a terminal illness after the Contract is issued and is expected to live for 12 months or less, the withdrawal is $250,000 or less, and the withdrawal occurs no sooner than one year after the rider is issued.

There is no additional charge for the issuance of these waivers of surrender charge riders. These riders may not be available in all states.

2

Tax Status of the Contracts

Tax law imposes several requirements that variable annuities must satisfy in order to receive the tax treatment normally accorded to annuity contracts.

Diversification Requirements. The Tax Code requires that the investments of each investment division of the variable account underlying the Contracts be “adequately diversified” in order for the Contracts to be treated as annuity contracts for Federal income tax purposes. It is intended that each investment division, through the fund in which it invests, will satisfy these diversification requirements.

Owner Control. In some circumstances, owners of variable annuity contracts who retain excessive control over the investment of the underlying portfolio assets of the variable account may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although there is limited published guidance in this area and it does not address certain aspects of the contracts, we believe that the owner of a contract should not be treated as the owner of the underlying assets. We reserve the right to modify the contracts to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the contracts from being treated as the owners of the underlying portfolio assets of the variable account.

Required Distributions. In order to be treated as an annuity contract for Federal income tax purposes, section 72(s) of the Tax Code requires any Non-Qualified Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of the death of a holder of the Contract. Specifically, section 72(s) requires that (a) if any Owner dies on or after the annuity starting date, but prior to the time the entire interest in the Contract has been distributed, the entire interest in the Contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such Owner’s death. If any Owner dies prior to the annuity start date, the entire interest in the Contract will be distributed within five years after the date of such Owner’s death. This requirement will be considered satisfied as to any portion of an Owner’s interest which is payable to or for the benefit of a designated beneficiary and which is distributed over the life of such designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of the Owner’s death. The designated beneficiary refers to a natural person designated by the owner as a beneficiary and to whom ownership of the Contract passes by reason of death. However, if the designated beneficiary is the surviving spouse of the deceased Owner, the Contract may be continued with the surviving spouse as the new Owner.

The Non-Qualified Contracts contain provisions that are intended to comply with these Tax Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

Other rules may apply to Qualified Contracts.

Calculation of Subaccount and Adjusted Historic Portfolio Performance Data

We may advertise and disclose historic performance data for the subaccounts, including yields, standard annual total returns, and nonstandard measures of performance of the subaccounts. Such performance data will be computed, or accompanied by performance data computed, in accordance with the SEC defined standards.

Money Market Subaccount Yields

Advertisements and sales literature may quote the current annualized yield of the Money Market subaccount for a seven-day period in a manner that does not take into consideration any realized or unrealized gains or losses, or income other than investment income, on shares of the Money Market Portfolio.

We compute this current annualized yield by determining the net change (not including any realized gains and losses on the sale of securities, unrealized appreciation and depreciation, and income other than investment income) at the end of the seven-day period in the value of a hypothetical subaccount under a Contract having a balance of one unit of the Money Market subaccount at the beginning of the period. We divide that net

3

change in subaccount value by the value of the hypothetical subaccount at the beginning of the period to determine the base period return. Then we annualize this quotient on a 365-day basis. The net change in account value reflects (i) net income from the Money Market portfolio in which the hypothetical subaccount invests; and (ii) charges and deductions imposed under the Contract that are attributable to the hypothetical subaccount.

These charges and deductions include the per unit charges for the records maintenance charge, the mortality and expense risk charge for the standard death benefit (and the mortality and expense risk charge for the Guaranteed Minimum Death Benefit and the Guaranteed Retirement Income Benefit) and the asset-based administration charge. For purposes of calculating current yields for a Contract, we use an average per unit records maintenance charge based on the $30 records maintenance charge.

We calculate the current yield by the following formula:

Current Yield = ((NCS - ES)/UV) X (365/7)

Where:

NCS	=	the net change in the value of the Money Market Portfolio (not including any realized gains or losses on the sale of securities, unrealized appreciation and depreciation, and income other than investment income) for the seven-day period attributable to a hypothetical subaccount having a balance of one subaccount unit.
ES	=	per unit charges deducted from the hypothetical subaccount for the seven-day period.
UV	=	the unit value for the first day of the seven-day period.

We may also disclose the effective yield of the Money Market subaccount for the same seven-day period, determined on a compounded basis. We calculate the effective yield by compounding the unannualized base period return by adding one to the base return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result.

Effective Yield = (1 + ((NCS-ES)/UV))365/7 - 1

Where:

NCS	=	the net change in the value of the Money Market portfolio (not including any realized gains or losses on the sale of securities, unrealized appreciation and depreciation, and income other than investment income) for the seven-day period attributable to a hypothetical subaccount having a balance of one subaccount unit.
ES	=	per unit charges deducted from the hypothetical subaccount for the seven-day period.
UV	=	the unit value for the first day of the seven-day period.

The Money Market subaccount yield is lower than the Money Market portfolio’s yield because of the charges and deductions that the Contract imposes.

The current and effective yields on amounts held in the Money Market subaccount normally fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Money Market subaccount’s actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Money Market Portfolio, the types and quality of securities held by the Money Market Portfolio and that Portfolio’s operating expenses. We may also present yields on amounts held in the Money Market subaccount for periods other than a seven-day period.

Yield calculations do not take into account the Surrender Charge that we assess on certain withdrawals of Contract Value.

Other Subaccount Yields

Sales literature or advertisements may quote the current annualized yield of one or more of the subaccounts (except the Money Market subaccount) under the Contract for 30-day or one-month periods. The annualized yield of a subaccount refers to income that the subaccount generates during a 30-day or one-month period and is assumed to be generated during each period over a 12-month period.

4

We compute the annualized 30-day yield by:

dividing the net investment income of the portfolio attributable to the subaccount units, less subaccount expenses attributable to the Contract for the period, by the maximum offering price per unit on the last day of the period;

multiplying the result by the daily average number of units outstanding for the period;

compounding that yield for a 6-month period; and

multiplying the result by 2.

Expenses of the subaccount include the records maintenance charge, the asset-based administration charge and the mortality and expense risk charge for the standard death benefit (and the mortality and expense risk charge for the Guaranteed Minimum Death Benefit and the Guaranteed Retirement Income Benefit). The yield calculation assumes that we deduct the records maintenance charge at the end of each Contract Year. For purposes of calculating the 30-day or one-month yield, we divide an average records maintenance charge collected by the average Contract Value in the subaccount to determine the amount of the charge attributable to the subaccount for the 30-day or one-month period. We calculate the 30-day or one-month yield by the following formula:

Yield = 2 X ((((NI - ES)/(U X UV)) + 1)6 - 1)

Where:

NI	=	net income of the portfolio for the 30-day or one-month period attributable to the subaccount’s units.
ES	=	charges deducted from the subaccount for the 30-day or one-month period.
U	=	the average number of units outstanding.
UV	=	the unit value at the close of the last day in the 30-day or one-month period.

The yield for the subaccount is lower than the yield for the corresponding portfolio because of the charges and deductions that the Contract imposes.

The yield on the amounts held in the subaccounts normally fluctuates over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The types and quality of securities that a portfolio holds and its operating expenses affect the corresponding subaccount’s actual yield.

Yield calculations do not take into account the Surrender Charge that we assess on certain withdrawals of Contract Value.

Average Annual Total Returns for the Subaccounts

Sales literature or advertisements may quote average annual total returns for one or more of the subaccounts for various periods of time. If we advertise total return for the Money Market subaccount, then those advertisements and sales literature will include a statement that yield more closely reflects current earnings than total return.

When a subaccount has been in operation for 1, 5, and 10 years, respectively, we will provide the average annual total return for these periods. We may also disclose average annual total returns for other periods of time.

Standard average annual total returns represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Contract to the redemption value of that investment as of the last day of each of the periods. Each period’s ending date for which we provide total return quotations will be for the most recent calendar quarter-end practicable, considering the type of the communication and the media through which it is communicated.

We calculate the standard average annual total returns using subaccount unit values that we calculate on each business day based on the performance of the subaccount’s underlying portfolio, the deductions for the mortality and expense risk charge for the standard death benefit (and in some cases, the mortality and expense risk charge for the Guaranteed Minimum Death Benefit and the Guaranteed Retirement Income Benefit), the

5

asset-based administration charge and the records maintenance charge. The calculation reflects the deduction of the records maintenance charge by assuming a uniform reduction in the yield or total return which is determined by calculating the average impact of the records maintenance charge on in-force contracts.

We calculate the standard total return by the following formula:

TR	=	((ERV/P)1/N ) - 1

Where:
TR	=	the average annual total return net of subaccount recurring charges.
ERV	=	the ending redeemable value (minus any applicable Surrender Charge and records maintenance charge) of the hypothetical subaccount at the end of the period.
P	=	a hypothetical initial payment of $1,000.
N	=	the number of years in the period.

Non-Standard Subaccount Total Returns

Sales literature or advertisements may quote average annual total returns for the subaccounts that do not reflect any Surrender Charges. We calculate such nonstandard total returns in exactly the same way as the average annual total returns described above, except that we replace the ending redeemable value of the hypothetical subaccount for the period with an ending value for the period that does not take into account any Surrender Charges.

We may disclose cumulative total returns in conjunction with the standard formats described above. We calculate the cumulative total returns using the following formula:

CTR	=	(ERV/P) - 1

Where:

CTR	=	the cumulative total return net of subaccount recurring charges for the period.
ERV	=	the ending redeemable value of the hypothetical investment at the end of the period.
P	=	a hypothetical single payment of $1,000.

Adjusted Historic Portfolio Performance Data

Sales literature or advertisements may quote adjusted yields and total returns for the portfolios since their inception reduced by some or all of the fees and charges under the Contract. Such adjusted historic portfolio performance may include data that precedes the inception dates of the subaccounts. This data is designed to show the performance that would have resulted if the Contract had been in existence during that time.

We will disclose nonstandard performance data only if we disclose the standard performance data for the required periods.

Effect of the Records Maintenance Charge on Performance Data

The Contract provides for the deduction of a $30 records maintenance charge at the end of each Contract year from the fixed account and the subaccounts. We will waive this charge if your Contract Value is $50,000 or more on the date the charge is assessed. We deduct the charge from each account based on the proportion that the value of each such account bears to the total Contract Value. The calculation reflects the deduction of the records maintenance charge by assuming a uniform reduction in the yield or total return which is determined by calculating the average impact of the records maintenance charge on in-force contracts.

6

Net Investment Factor

The net investment factor is an index that measures the investment performance of a subaccount from one business day to the next. Each subaccount has its own net investment factor, which may be greater or less than one. The net investment factor for each subaccount equals the fraction obtained by dividing (X) by (Y) minus (Z) where:

(X)	is the net result of:

1. the net asset value per portfolio share held in the subaccount at the end of the current business day; plus

2. the per share amount of any dividend or capital gain distribution on portfolio shares held in the subaccount during the current business day; less

3. the per share amount of any capital loss, realized or unrealized, on portfolio shares held in the subaccount during the current business day.

(Y)	equals the net asset value per portfolio share held in the subaccount as of the end of the immediately preceding business day.

(Z)	equals charges and fees deducted from the subaccount. These consist of:

4. the percentage charge for mortality and expense risk on that business day;

5. the percentage charge for administrative costs on that business day; and

6.         the percentage charge for any other charges, fees and expenses for riders, endorsements, or supplemental benefits attached to your Contract, including the Guaranteed Minimum Death Benefit Rider and the Guaranteed Retirement Income Benefit Rider.

Condensed Financial Information

The following tables of condensed financial information show accumulation unit values corresponding to the middle level of Variable Account Annual Expenses (1.40%) for each subaccount for the period since the subaccount started operation. An accumulation unit value is the unit we use to calculate the value of your interest in a subaccount. Tables for other sets of accumulation unit values that reflect the highest and lowest levels of the Variable Account Annual Expenses available under the Contract are found in Appendix A to the prospectus. The accumulation unit value does not reflect the deduction of charges such as the Record Maintenance Charge or Surrender Charge that we subtract from your Contract Value by redeeming units. The data for 2013 used in the tables below is obtained from the audited financial statements of the variable account that can be found in this SAI.

7

One Optional Benefit Elected (Either the Guaranteed Minimum Death Benefit OR

the Guaranteed Retirement Income Benefit)1

(Total Variable Account Annual Charges of 1.40% of the daily net assets of the subaccount)

Calvert Variable Series, Inc.: VP SRI Mid Cap Growth Portfolio*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	13.87	17.76	14,388
2012	12.04	13.87	16,312
2011	11.93	12.04	19,099
2010	9.20	11.93	11,795
2009	7.07	9.20	12,321
2008	11.41	7.07	13,197
2007	10.97	11.41	17,206
2006	11.04	10.97	20,832
2005	12.32	11.04	22,148
2004	11.31	12.32	23,577

*	The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors” in the prospectus.

Dreyfus Variable Investment Fund: Opportunistic Small Cap Portfolio (Service Class Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	10.02	14.64	95,565
2012	8.45	10.02	99,780
2011	9.97	8.45	97,180
2010	7.73	9.97	91,270
2009	6.23	7.73	100,907
2008	10.15	6.23	99,265
2007	11.60	10.15	124,593
2006	11.37	11.60	121,250
2005	10.92	11.37	121,507
2004	9.97	10.92	114,405

Dreyfus Variable Investment Fund: Quality Bond Portfolio (Service Class Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	15.05	14.58	38,928
2012	14.31	15.05	39,580
2011	13.58	14.31	44,563
2010	12.73	13.58	52,573
2009	11.26	12.73	60,194
2008	11.95	11.26	70,777
2007	11.73	11.95	119,872
2006	11.45	11.73	119,778
2005	11.35	11.45	115,985
2004	11.17	11.35	110,973

[1]

We no longer offer the Guaranteed Retirement Income Benefit rider. If you have elected the Guaranteed Retirement Income Benefit rider and your initial Contract application was signed and dated before June 18, 2003, your Guaranteed Retirement Income Benefit rider remains in force, a 0.25% Mortality and Expense Risk Charge will continue to be assessed, and our obligations and duties to you under this rider will not change.

8

*	The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors” in the prospectus.

The Dreyfus Socially Responsible Growth Fund, Inc. (Service Class Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	9.30	12.29	14,194
2012	8.44	9.30	17,628
2011	8.50	8.44	2,017
2010	7.53	8.50	5,547
2009	5.72	7.53	2,800
2008	8.87	5.72	3,328
2007	8.37	8.87	5,150
2006	7.78	8.37	5,404
2005	7.64	7.78	5,778
2004	7.31	7.64	4,082

DWS Variable Series I: DWS Bond VIP (Class A Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	14.33	13.70	171,871
2012	13.48	14.33	183,846
2011	12.94	13.48	178,999
2010	12.28	12.94	201,171
2009	11.31	12.28	220,262
2008	13.79	11.31	252,404
2007	13.42	13.79	368,876
2006	12.99	13.42	247,369
2005	12.84	12.99	226,351
2004	12.36	12.84	210,729

DWS Variable Series I: DWS Global Small Cap Growth VIP (now DWS Global Small Cap VIP) (Class A Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	16.42	22.01	112,603
2012	14.43	16.42	132,075
2011	16.24	14.43	155,357
2010	13.00	16.24	157,996
2009	8.90	13.00	157,356
2008	18.03	8.90	168,529
2007	16.72	18.03	174,737
2006	13.89	16.72	148,263
2005	11.92	13.89	143,348
2004	9.80	11.92	140,443

* Effective May 1, 2014, DWS Global Small Cap Growth VIP Fund changed its name to DWS Global Small Cap VIP Fund.

9

DWS Variable Series I: DWS Core Equity VIP (Class A Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	10.12	13.71	83,790
2012	8.86	10.12	88,148
2011	9.00	8.86	98,390
2010	7.98	9.00	106,522
2009	6.03	7.98	133,588
2008	9.91	6.03	162,274
2007	9.92	9.91	187,582
2006	8.85	9.92	208,918
2005	8.46	8.85	208,175
2004	7.79	8.46	210,768

*	The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors” in the prospectus.

DWS Variable Series I: DWS International VIP (Class A Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	6.62	7.86	275,170
2012	5.57	6.62	286,436
2011	6.78	5.57	322,078
2010	6.76	6.78	328,086
2009	5.13	6.76	339,414
2008	10.05	5.13	419,280
2007	8.90	10.05	462,035
2006	7.17	8.90	429,482
2005	6.25	7.17	442,697
2004	5.44	6.25	431,701

DWS Variable Series II: DWS Large Cap Value VIP (Class A Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	21.75	28.08	185,815
2012	20.09	21.75	206,282
2011	14.10	20.09	230,805
2010	12.71	14.10	370,442
2009	10.28	12.71	407,277
2008	19.30	10.28	480,608
2007	19.94	19.30	536,834
2006	17.03	19.94	453,872
2005	16.00	17.03	455,691
2004	14.23	16.00	447,439

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DWS Variable Series II: DWS Government & Agency Securities VIP (Class A Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	17.08	16.33	107,384
2012	16.83	17.08	111,610
2011	15.88	16.83	122,353
2010	15.10	15.88	137,259
2009	14.17	15.10	142,108
2008	13.69	14.17	140,501
2007	13.11	13.69	136,482
2006	12.76	13.11	143,702
2005	12.61	12.76	177,367
2004	12.33	12.61	183,823

DWS Variable Series II: DWS High Income VIP (Class A Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	18.51	19.69	19,777
2012	16.33	18.51	116,823
2011	15.95	16.33	119,577
2010	14.18	15.95	126,887
2009	10.27	14.18	134,846
2008	13.70	10.27	155,993
2007	13.76	13.70	226,096
2006	12.63	13.76	192,251
2005	12.33	12.63	182,457
2004	11.12	12.33	168,730

DWS Variable Series II: DWS Money Market VIP (Class A Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	10.95	10.80	52,793
2012	11.10	10.95	61,404
2011	11.25	11.10	68,938
2010	11.41	11.25	78,577
2009	11.53	11.41	44,938
2008	11.39	11.53	59,979
2007	11.00	11.39	42,640
2006	10.67	11.00	39,397
2005	10.53	10.67	52,688
2004	10.58	10.53	42,131

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DWS Variable Series II: DWS Small Mid Cap Growth VIP (Class A Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	4.62	6.51	25,380
2012	4.10	4.62	31,488
2011	4.33	4.10	33,920
2010	3.39	4.33	37,142
2009	2.44	3.39	46,952
2008	4.91	2.44	55,114
2007	4.69	4.91	58,133
2006	4.52	4.69	61,881
2005	4.28	4.52	62,658
2004	3.91	4.28	60,932

*	The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors” in the prospectus.

Fidelity Variable Insurance Products Fund (“VIP”): Fidelity VIP Growth Portfolio (Service Class Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	9.97	13.40	279,517
2012	8.83	9.97	304,673
2011	8.94	8.83	323,965
2010	7.31	8.94	338,813
2009	5.78	7.31	375,209
2008	11.11	5.78	416,120
2007	8.88	11.11	462,609
2006	8.44	8.88	462,517
2005	8.10	8.44	450,742
2004	7.95	8.10	427,072

Fidelity Variable Insurance Products Fund (“VIP”): Fidelity VIP Index 500 Portfolio (Service Class Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	11.93	15.55	245,092
2012	10.45	11.93	261,515
2011	10.39	10.45	295,186
2010	9.17	10.39	303,699
2009	7.35	9.17	329,709
2008	11.85	7.35	374,156
2007	11.40	11.85	451,190
2006	10.00	11.40	411,980
2005	9.69	10.00	391,589
2004	8.89	9.69	358,521

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Fidelity Variable Insurance Products Fund (“VIP”): Fidelity VIP Mid Cap Portfolio (Service Class Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	23.70	31.80	112,455
2012	20.94	23.70	122,954
2011	23.78	20.94	140,550
2010	18.74	23.78	140,759
2009	13.57	18.74	140,432
2008	22.75	13.57	143,947
2007	19.97	22.75	156,942
2006	17.99	19.97	154,737
2005	15.43	17.99	136,499
2004	12.54	15.43	118,192

Fidelity VIP Freedom Funds: Fidelity VIP Freedom 2005 Portfolio (Service Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	11.42	12.32	0
2012	0	11.42	0
2011	0	0	0
2010	0	0	0
2009	8.10	0	0
2008	9.81	8.10	0
2007	N/A	N/A	N/A

*	Inception date of the subaccount was 9/1/08.

Fidelity VIP Freedom Funds: Fidelity VIP Freedom 2010 Portfolio (Service Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	11.75	13.12	32,716
2012	10.68	11.75	32,677
2011	10.88	10.68	30,850
2010	9.80	10.88	15,498
2009	8.02	9.80	14,007
2008	9.80	8.02	0
2007	N/A	N/A	N/A

*	Inception date of the subaccount was 9/1/08.

Fidelity VIP Freedom Funds: Fidelity VIP Freedom 2015 Portfolio (Service Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	11.70	13.16	41,863
2012	10.60	11.70	41,842
2011	10.80	10.60	41,952
2010	9.71	10.80	29,988
2009	7.88	9.71	16,750
2008	9.79	7.88	0
2007	N/A	N/A	N/A

*	Inception date of the subaccount was 9/1/08.

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Fidelity VIP Freedom Funds: Fidelity VIP Freedom 2020 Portfolio (Service Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	11.54	13.16	49,322
2012	10.35	11.54	39,282
2011	10.62	10.35	39,428
2010	9.42	10.62	34,753
2009	7.43	9.42	23,030
2008	9.72	7.43	0
2007	N/A	N/A	N/A

*	Inception date of the subaccount was 9/1/08.

Fidelity VIP Freedom Funds: Fidelity VIP Freedom 2025 Portfolio (Service Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	11.60	13.70	78,241
2012	10.25	11.60	63,842
2011	10.64	10.25	49,544
2010	9.34	10.64	31,638
2009	7.30	9.34	32,537
2008	9.71	7.30	6,498
2007	N/A	N/A	N/A

*	Inception date of the subaccount was 9/1/08.

Fidelity VIP Freedom Funds: Fidelity VIP Freedom 2030 Portfolio (Service Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	11.27	13.49	48,505
2012	9.92	11.27	47,484
2011	10.35	9.92	20,634
2010	9.06	10.35	9,875
2009	7.00	9.06	4,726
2008	9.65	7.00	302
2007	N/A	N/A	N/A

*	Inception date of the subaccount was 9/1/08.

Fidelity VIP Freedom Funds: Fidelity VIP Freedom Income Portfolio (Service Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	11.35	11.77	8,523
2012	10.83	11.35	8,359
2011	10.83	10.83	3,689
2010	10.24	10.83	37
2009	9.06	10.24	3
2008	9.94	9.06	0
2007	N/A	N/A	N/A

*	Inception date of the subaccount was 9/1/08.

14

Fidelity VIP FundsManager Portfolios. Fidelity VIP FundsManager 20% (Service Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	11.22	11.66	19,100
2012	10.79	11.22	24,800
2011	10.70	10.79	18,614
2010	10.12	10.70	11,869
2009	9.31	10.12	9,954
2008	9.94	9.31	0
2007	N/A	N/A	N/A

*	Inception date of the subaccount was 9/1/08.

Fidelity VIP FundsManager Portfolios. Fidelity VIP FundsManager 50% (Service Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	11.42	12.91	26,801
2012	10.51	11.42	21,613
2011	10.73	10.51	22,401
2010	9.74	10.73	20,040
2009	8.32	9.74	17,310
2008	9.83	8.32	15,691
2007	N/A	N/A	N/A

*	Inception date of the subaccount was 9/1/08.

Fidelity VIP FundsManager Portfolios. Fidelity VIP FundsManager 70% (Service Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	11.19	13.41	52,317
2012	10.04	11.19	49,224
2011	10.49	10.04	42,819
2010	9.33	10.49	19,594
2009	7.60	9.33	20,824
2008	9.73	7.60	3,232
2007	N/A	N/A	N/A

*	Inception date of the subaccount was 9/1/08.

Fidelity VIP FundsManager Portfolios. Fidelity VIP FundsManager 85% (Service Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	10.85	13.65	137,105
2012	9.65	10.85	133,995
2011	10.35	9.65	130,094
2010	9.05	10.35	60,064
2009	7.15	9.05	29,378
2008	9.66	7.15	23,738
2007	N/A	N/A	N/A

*	Inception date of the subaccount was 9/1/08.

15

Franklin Templeton Variable Insurance Products Trust: Franklin Small–Mid Cap Growth Securities Fund (now Franklin Small-Mid Cap Growth VIP Fund) (Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	12.38	16.86	99,139
2012	11.32	12.38	103,226
2011	12.06	11.32	100,874
2010	9.58	12.06	81,187
2009	6.77	9.58	76,606
2008	11.94	6.77	70,254
2007	10.88	11.94	85,443
2006	10.15	10.88	72,326
2005	9.82	10.15	76,053
2004	8.94	9.82	74,661

*	Effective 4/30/14, Franklin Small-Mid Cap Growth Securities Fund changed its name to Franklin Small-Mid Cap Growth VIP Fund.

Franklin Templeton Variable Insurance Products Trust: Franklin Small Cap Value Securities Fund (now Franklin Small Cap Value VIP Fund) (Class 2 Shares)*/**
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	14.86	19.96	69,806
2012	12.73	14.86	74,946
2011	13.41	12.73	71,783
2010	10.60	13.41	53,930
2009	8.33	10.60	57,404
2008	12.60	8.33	63,402
2007	13.09	12.60	64,667
2006	11.35	13.09	21,636
2005*	10.07	11.35	4,594

*	Inception date of the subaccount was 5/2/05.

**	Effective 4/30/14, Franklin Small Cap Value Securities Fund changed its name to Franklin Small Cap Value VIP Fund.

Franklin Templeton Variable Insurance Products Trust: Templeton Developing Markets Securities Fund (now Templeton Developing Markets VIP Fund) (Class 2 Shares)*/**
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	19.73	19.27	37,471
2012	17.68	19.73	40,949
2011	21.30	17.68	59,812
2010	18.37	21.30	69,744
2009	10.79	18.37	78,929
2008	23.14	10.79	96,323
2007	18.22	23.14	102,140
2006	14.42	18.22	86,683
2005	11.48	14.42	56,993
2004	9.33	11.48	23,483

*	The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors” in the prospectus.

**	Effective 4/30/14, Franklin Templeton Developing Markets Securities Fund changed its name to Franklin Templeton Developing Markets VIP Fund.

16

Goldman Sachs Variable Insurance Trust: Goldman Sachs Mid Cap Value Fund* (Institutional Class Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	22.11	28.98	62,305
2012	18.93	22.11	69,968
2011	20.50	18.93	85,832
2010	16.63	20.50	92,767
2009	12.63	16.63	103,132
2008	20.40	12.63	122,026
2007	20.04	20.40	169,112
2006	17.50	20.04	176,174
2005	15.72	17.50	181,061
2004	12.67	15.72	167,137

*	The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors” in the prospectus.

Goldman Sachs Variable Insurance Trust: Goldman Sachs Strategic Growth Fund (Institutional Class Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	10.74	14.02	160,643
2012	9.08	10.74	180,926
2011	9.46	9.08	221,189
2010	8.66	9.46	246,284
2009	5.94	8.66	271,360
2008	10.35	5.94	335,150
2007	9.53	10.35	427,062
2006	8.90	9.53	398,145
2005	8.77	8.90	384,868
2004	8.15	8.77	354,016

*	The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors” in the prospectus.

17

Goldman Sachs Variable Insurance Trust: Goldman Sachs Structured Small Cap Equity Fund (now Goldman Sachs Structured Small Cap Equity Insights Fund) (Institutional Class Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	15.71	21.01	24,982
2012	14.12	15.71	27,185
2011	14.22	14.12	29,013
2010	11.08	14.22	27,571
2009	8.78	11.08	31,980
2008	13.53	8.78	38,274
2007	16.43	13.53	38,546
2006	14.83	16.43	18,796
2005	14.18	14.83	10,892
2004	12.36	14.18	5,719

*	Effective 4/30/14, Goldman Sachs Structured Small Cap Equity Fund changed its name to the Goldman Sachs Small Cap Equity Insights Fund.

Janus Aspen Series: Janus Aspen Balanced Portfolio (Service Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	16.35	19.32	211,362
2012	14.63	16.35	222,112
2011	14.63	14.63	191,013
2010	13.72	14.63	191,315
2009	11.08	13.72	176,093
2008	13.39	11.08	146,038
2007	12.31	13.39	130,638
2006	11.30	12.31	95,698
2005	10.65	11.30	79,340
2004	9.97	10.65	82,942

Janus Aspen Series: Janus Enterprise Portfolio (Service Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	13.96	18.18	15,790
2012	12.10	13.96	17,570
2011	12.48	12.10	19,148
2010	10.08	12.48	20,291
2009	7.08	10.08	22,352
2008	12.78	7.08	25,259
2007	10.65	12.78	30,288
2006	9.53	10.65	30,489
2005	8.62	9.53	33,229
2004	7.26	8.62	31,030

*	The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors” in the prospectus.

18

Janus Aspen Series: Janus Aspen Forty Portfolio (Institutional Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	9.31	12.04	522,090
2012	7.60	9.31	544,888
2011	8.26	7.60	608,851
2010	7.85	8.26	652,446
2009	5.44	7.85	749,042
2008	9.87	5.44	781,970
2007	7.31	9.87	855,599
2006	6.78	7.31	910,226
2005	6.09	6.78	905,447
2004	5.22	6.09	917,752

PIMCO Variable Insurance Trust: PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged) (Administrative Class Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	18.07	17.91	100,801
2012	16.37	18.07	121,067
2011	15.70	16.37	123,381
2010	14.67	15.70	123,650
2009	12.87	14.67	110,134
2008	13.37	12.87	122,558
2007	13.08	13.37	202,299
2006	12.98	13.08	180,021
2005	12.52	12.98	171,494
2004	12.03	12.52	157,883

PIMCO Variable Insurance Trust: PIMCO VIT Low Duration Portfolio (Administrative Class Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	15.35	15.11	158,205
2012	14.70	15.35	182,987
2011	14.74	14.70	170,542
2010	14.20	14.74	175,945
2009	12.71	14.20	190,876
2008	12.94	12.71	215,510
2007	12.22	12.94	313,439
2006	11.92	12.22	296,948
2005	11.96	11.92	290,233
2004	11.91	11.96	269,421

19

Principal Variable Contracts Funds, Inc. (“PVC”): PVC Equity Income Account (Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	17.45	21.86	129,397
2012	15.70	17.45	198,507
2011	15.14	15.70	237,477
2010	13.25	15.14	273,449
2009	11.21	13.25	306,406
2008	17.26	11.21	363,458
2007	16.67	17.26	462,588
2006	14.34	16.67	425,248
2005	13.22	14.34	253,781
2004	11.29	13.22	143,241

*	The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors” in the prospectus.

20

Principal Variable Contracts Funds, Inc. (“PVC”): PVC MidCap Account (Class 2 Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	68.56	90.32	15,841
2012	58.34	68.56	17,538
2011	54.78	58.34	20,258
2010	44.85	54.78	23,219
2009	10.61	44.85	27,107
2008	15.31	10.61	111,974
2007	16.89	15.31	128,014
2006	14.69	16.89	77,613
2005	13.17	14.69	69,094
2004	11.69	13.17	67,373

*	The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors” in the prospectus.

Principal Variable Contracts Funds, Inc. (“PVC”): PVC SmallCap Growth Account II (Class 2 Shares)*, **
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	9.18	13.30	28,881
2012	8.01	9.18	32,105
2011	8.53	8.01	37,231
2010	6.83	8.53	40,704
2009	5.27	6.83	44,955
2008	9.10	5.27	50,834
2007	8.81	9.10	56,449
2006	8.38	8.81	59,650
2005	8.68	8.38	66,612
2004	8.42	8.68	62,519

*	The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors” in the prospectus.

Principal Variable Contracts Funds, Inc. (“PVC”): Principal Capital Appreciation Fund (Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	14.33	18.70	18,802
2012	12.80	14.33	21,191
2011	12.99	12.80	24,400
2010	11.45	12.99	27,318
2009	8.96	11.45	30,274
2008	13.68	8.96	30,984
2007	12.79	13.68	47,161
2006	11.60	12.79	17,014
2005**	10.05	11.60	2,084

21

*	The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors” in the prospectus.
**	Inception date of the subaccount was 5/2/05.

Principal Variable Contracts Funds, Inc. (“PVC”): PVC SAM Balanced Portfolio (Class 2 Shares) (Strategic Asset Management (SAM) Portfolios)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	17.38	20.11	878,551
2012	15.67	17.38	893,393
2011	15.77	15.67	928,462
2010	14.11	15.77	969,812
2009	11.57	14.11	1,034,106
2008	15.95	11.57	1,103,030
2007	14.92	15.95	1,199,889
2006	13.71	14.92	1,095,023
2005	13.15	13.71	1,041,915
2004	12.14	13.15	765,221

Principal Variable Contracts Funds, Inc. (“PVC”): PVC SAM Conservative Balanced Portfolio (Class 2 Shares) (Strategic Asset Management (SAM) Portfolios)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	16.63	18.25	191,207
2012	15.21	16.63	193,265
2011	15.12	15.21	181,264
2010	13.72	15.12	177,752
2009	11.53	13.72	165,751
2008	14.51	11.53	220,779
2007	13.70	14.51	215,453
2006	12.81	13.70	177,125
2005	12.44	12.81	161,211
2004	11.70	12.44	135,472

Principal Variable Contracts Funds, Inc. (“PVC”): PVC SAM Conservative Growth Portfolio (Class 2 Shares) (Strategic Asset Management (SAM) Portfolios)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	17.50	21.20	792,028
2012	15.59	17.50	867,592
2011	15.91	15.59	858,425
2010	14.04	15.91	901,159
2009	11.36	14.04	970,676
2008	17.26	11.36	1,011,578
2007	16.06	17.26	1,155,309
2006	14.54	16.06	1,012,754
2005	13.82	14.54	777,010
2004	12.56	13.82	573,520

22

Principal Variable Contracts Funds, Inc. (“PVC”): PVC SAM Flexible Income Portfolio (Class 2 Shares) (Strategic Asset Management (SAM) Portfolios)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	16.07	17.03	180,094
2012	14.77	16.07	182,295
2011	14.52	14.77	156,859
2010	13.35	14.52	169,512
2009	11.32	13.35	126,156
2008	13.35	11.32	91,501
2007	12.79	13.35	107,736
2006	12.16	12.79	70,574
2005	11.96	12.16	76,407
2004	11.42	11.96	82,119

Principal Variable Contracts Funds, Inc. (“PVC”): PVC SAM Strategic Growth Portfolio (Class 2 Shares) (Strategic Asset Management (SAM) Portfolios)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	17.60	22.06	523,803
2012	15.49	17.60	553,151
2011	16.04	15.49	569,130
2010	14.00	16.04	578,277
2009	11.18	14.00	589,198
2008	18.15	11.18	616,753
2007	16.83	18.15	617,668
2006	15.14	16.83	574,237
2005	14.28	15.14	491,988
2004	12.87	14.28	411,883

23

Addition, Deletion or Substitution of Investments

In the event of any substitution or change of the underlying portfolios, we may (by appropriate endorsement, if necessary) change the Contract to reflect the substitution or change. If we consider it to be in the best interest of owners and annuitants, and subject to any approvals that may be required under applicable law, the variable account may be operated as a management investment company under the 1940 Act, it may be deregistered under that Act if registration is no longer required, it may be combined with other of our variable accounts, or the assets may be transferred to another variable account. In addition, we may, when permitted by law, restrict or eliminate any voting rights you have under the Contracts.

Resolving Material Conflicts

The funds currently sell shares to registered separate accounts of insurance companies other than us to support other variable annuity contracts and variable life insurance contracts. In addition, our other separate accounts and separate accounts of other affiliated life insurance companies may purchase some of the funds to support other variable annuity or variable life insurance contracts. Moreover, qualified retirement plans may purchase shares of some of the funds. As a result, there is a possibility that an irreconcilable material conflict may arise between your interests as a Contract owner and the interests of persons owning other contracts investing in the same funds. There is also the possibility that a material conflict may arise between the interests of owners generally, or certain classes of owners, and participating qualified retirement plans or participants in such retirement plans.

We currently do not foresee any disadvantages to you that would arise from the sale of fund shares to support variable life insurance contracts or variable annuity contracts of other companies or to qualified retirement plans. However, the management of each fund will monitor events related to its fund in order to identify any material irreconcilable conflicts that might possibly arise as a result of such fund offering its shares to support both variable life insurance contracts and variable annuity contracts, or support the variable life insurance contracts and/or variable annuity contracts issued by various affiliated and unaffiliated insurance companies. In addition, the management of the funds will monitor the funds in order to identify any material irreconcilable conflicts that might possibly arise as a result of the sale of its shares to qualified retirement plans, if applicable.

In the event of such a conflict, the management of the appropriate fund would determine what action, if any, should be taken in response to the conflict. In addition, if we believe that the response of the funds to any such conflict does not sufficiently protect you, then we will take our own appropriate action, including withdrawing the variable account’s investment in such funds, as appropriate.

Voting Rights

We determine the number of votes you may cast by dividing your Contract Value in a subaccount by the net asset value per share of the portfolio in which that subaccount invests. We determine the number of votes available to you as of the same date that the fund establishes for determining shareholders eligible to vote at the relevant meeting of the portfolio’s shareholders. We will solicit voting instructions by sending you written materials before the fund’s meeting in accordance with the fund’s procedures.

Third Party Administration Agreement

We have entered into a Master Administration Agreement (the “Agreement”) with McCamish Systems, L.L.C. (registered and known as “McCamish Systems, LLC Insurance Administrators” in the State of California only) (“McCamish”), a limited liability company organized and existing under the laws of Georgia. McCamish has its principal business address at 6452 Powers Ferry Road, Third Floor, Atlanta, Georgia 30339. Under the Agreement, McCamish provides, at the Service Center, significant administrative services for the Contract and the Variable Account, including the processing of all premium payments, requests for transfers, partial withdrawals, and surrenders, and the calculation of accumulation unit values for each Contract and the variable account.

Safekeeping of Variable Account Assets

We hold the title to the assets of the variable account. The assets are kept physically segregated and held separate and apart from our general account assets and from the assets in any other separate account. We and our agent, McCamish, maintain records of all purchases and redemptions of portfolio shares held by each of the subaccounts. Additional protection for the assets of the variable account is provided by a blanket fidelity bond issued by Federal Insurance Company to Farmers Group, Inc., providing coverage of $20,000,000 in the aggregate and $10,000,000 per occurrence (subject to a $1,000,000 deductible) for all officers and employees of Farmers Group, Inc.

24

Distribution of the Contracts

We discontinued offering new policies in 2012. We will continue to accept premium and to process transactions for existing policies.

FFS serves as the principal underwriter for the Contracts. FFS is a Nevada limited liability company and its home office is located at 30801 Agoura Road, Bldg. 1, Agoura Hills, California 91301. FFS is affiliated with Farmers through Farmers’ parent that provides management-related services to the parent companies of FFS. FFS is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates. FFS is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”), and of the Securities Investor Protection Corporation. Currently, the Contracts are sold through FFS’ sales representatives who are appointed as our insurance agents.

We pay commissions to FFS for sales of the Contracts by its sales representatives. FFS received sales commissions with respect to the Contracts in the following amounts during the periods indicated:

Fiscal year	Aggregate Amount of Commissions Paid to FFS*	Aggregate Amount of Commissions Retained by FFS as Principal Underwriter
2009	$2,027,149	0
2010	$1,948,844	0
2011	$3,841,014	0
2012	$2,023,279	0
2013	$527,868	0

*	Includes sales compensation paid to registered persons of FFS.

FFS passes through commissions it receives as principal underwriter and does not retain any portion of it in return for its services as principal underwriter for the Contracts. As a selling firm, FFS retained approximately $176,256 in commissions in 2013.

We pay for certain of FFS’ operating and other expenses, including overhead, legal, and accounting fees. We may also pay for certain sales expenses of FFS: sales representative training materials; marketing materials and advertising expenses; and certain other expenses of distributing the Contracts. In addition, we contribute indirectly to the deferred compensation for FFS’ sales representatives and managers. FFS’ sales representatives and their managers are also eligible for various cash benefits, such as production incentive bonuses, insurance benefits and financing arrangements, and non-cash compensation items that we and our affiliates may provide jointly with FFS.

We may pay FFS additional cash amounts for: (1) exclusively offering the Contracts; (2) sales promotions relating to the Contracts; (3) costs associated with sales conferences and educational seminars for FFS’ sales representatives; and (4) other sales expenses incurred by them. We may make bonus payments to FFS based on aggregate sales or persistency standards.

Legal Matters

Garrett B. Paddor, Vice President, Corporate Secretary, and General Counsel, Farmers New World Life Insurance Company, has passed upon all matters relating to Washington law pertaining to the Contracts, including the validity of the Contracts and the Company’s authority to issue the Contracts.

Experts

The financial statements and schedules of Farmers New World Life Insurance Company as of December 31, 2013 and 2012 and for each of the years ended December 31, 2013, 2012 and 2011 (prepared in conformity with accounting practices prescribed or permitted by the Office of the Insurance Commissioner of the State of Washington as described in Note 2 of the financial statements); and the financial statements of Farmers Annuity Separate Account A as of December 31, 2013 and for each of the periods ended December 31, 2013 and 2012 included in this SAI have been so included in reliance on the reports of PricewaterhouseCoopers LLP, 1420 Fifth Avenue, Suite 1900, Seattle, Washington 98101, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

Other Information

We have filed a registration statement with the SEC under the Securities Act of 1933, as amended, with respect to the Contracts discussed in this Statement of Additional Information. The Statement of Additional Information does not include all of the information set forth in the registration statement, amendments and exhibits. Statements contained in this Statement of Additional Information

25

concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, you should refer to the instruments filed with the SEC.

Financial Statements

The audited statutory financial statements of Farmers New World Life Insurance Company as of December 31, 2013 and 2012, and for each of the years ended December 31, 2013, 2012 and 2011, prepared in accordance with accounting practices prescribed or permitted by the Office of the Insurance Commissioner of the State of Washington, which include the Independent Auditor’s Report, are included in the SAI. You should consider the financial statements of Farmers New World Life Insurance Company as bearing only upon our ability to meet our obligations under the Policies.

The audited financial statements of Farmers Annuity Separate Account A as of December 31, 2013 and for the periods ended December 31, 2013 and 2012, as well as the Report of the Independent Registered Public Accounting Firm, are included in the SAI.

26

Index to Financial Statements

Farmers New World Life Insurance Company

Independent Auditor’s Report

Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus as of December 31, 2013 and 2012

Statutory Statements of Operations for the Years Ended December 31, 2013, 2012 and 2011

Statutory Statements of Changes in Capital and Surplus for the Years Ended December 31, 2013, 2012 and 2011

Statutory Statements of Cash Flows for the Years Ended December 31, 2013, 2012 and 2011

Notes to Statutory Financial Statements

Supplemental Schedule of Assets and Liabilities for the Years Ended December 31, 2013

Supplemental Summary Investment Schedule and Investment Risk Interrogatories for the Year Ended December 31, 2013

Farmers Annuity Separate Account A

Report of Independent Registered Public Accounting Firm

Statement of Assets and Liabilities as of December 31, 2013

Statement of Operations for the Period Ended December 31, 2013

Statements of Changes in Net Assets for the Periods Ended December 31, 2013 and 2012

Notes to Financial Statements

F-1

Farmers New World Life

Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statutory Financial Statements

December 31, 2013 and 2012 and

For the Years Ended December 31, 2013, 2012 and 2011

And Supplemental Schedules

As of and for the Year Ended December 31, 2013

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Index

December 31, 2013 and 2012

Page(s)

Independent Auditor’s Report	1–3

Statutory Financial Statements

Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus	4

Statutory Statements of Operations	5

Statutory Statements of Changes in Capital and Surplus	6

Statutory Statements of Cash Flows	7

Notes to Statutory Financial Statements	8–52

Supplemental Schedules

Supplemental Schedule of Assets and Liabilities	53–56

Supplemental Summary Investment Schedule and Investment Risk Interrogatories	57–61

Independent Auditor’s Report

To the Board of Directors and Stockholder of

Farmers New World Life Insurance Company

We have audited the accompanying statutory financial statements of Farmers New World Life Insurance Company (the “Company”), which comprise the statutory statements of admitted assets, liabilities and capital and surplus as of December 31, 2013 and 2012, and the related statutory statements of operations, changes in capital and surplus, and cash flows for the years ended December 31, 2013, 2012 and 2011.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Washington State Office of the Insurance Commissioner. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Washington State Office of the Insurance Commissioner, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2013 and 2012, or the results of its operations or its cash flows for the years ended December 31, 2013, 2012 and 2011.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2013 and 2012, and the results of its operations and its cash flows for the years ended December 31, 2013, 2012 and 2011, in accordance with the accounting practices prescribed or permitted by the Washington State Office of the Insurance Commissioner described in Note 2.

Other Matter

Our audit was conducted for the purpose of forming an opinion on the financial statements taken as a whole. The accompanying Supplemental Schedule of Assets and Liabilities, Summary Investment Schedule and Investment Risk Interrogatories of the Company as of December 31, 2013 and for the year then ended are presented for purposes of additional analysis and are not a required part of the financial statements. The Supplemental Schedule of Assets and Liabilities, Summary Investment Schedule and Investment Risk Interrogatories are the responsibility of management and were derived from and relate directly to the underlying accounting and other records used to prepare the financial statements. The effects on the Supplemental Schedule of Assets and Liabilities, Summary Investment Schedule and Investment Risk Interrogatories of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material. As a consequence, the Supplemental Schedule of Assets and Liabilities,

Summary Investment Schedule and Investment Risk Interrogatories do not present fairly, in conformity with accounting principles generally accepted in the United States of America, such information of the Company as of December 31, 2013 and for the year then ended. The Supplemental Schedule of Assets and Liabilities, Summary Investment Schedule and Investment Risk Interrogatories have been subjected to the auditing procedures applied in the audit of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves and other additional procedures, in accordance with auditing standards generally accepted in the United States of America. In our opinion, the Supplemental Schedule of Assets and Liabilities, Summary Investment Schedule and Investment Risk Interrogatories are fairly stated, in all material respects, in relation to the financial statements taken as a whole.

/s/ PricewaterhouseCoopers LLP

Seattle, Washington

April 30, 2014

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus

December 31, 2013 and 2012

(in thousands of dollars)	2013	2012

Admitted Assets
Bonds, at amortized cost (market value of $5,921,021 and $6,343,417)	$5,623,820	$5,641,805
Common stocks (cost of $0 and $45,000)	-	-
Mortgage loans on real estate	82,815	-
Investment real estate:
Properties held for the production of income, net	43,196	54,105
Properties held for sale, net	8,168	18,891
Contract loans	293,157	293,728
Other invested assets	24,333	1,016
Receivables for securities	211	7
Securities lending reinvested collateral	43,074	61,468
Cash, cash equivalents and short-term investments	80,190	56,960

Total cash and invested assets	6,198,964	6,127,980
Accrued investment income	66,398	66,188
Deferred and uncollected premiums	99,581	100,936
Other assets	60,412	75,895
Net deferred tax asset	101,028	112,875
Separate accounts	614,581	511,559

Total admitted assets	$7,140,964	$6,995,433

Liabilities
Aggregate reserves for life and annuity policies	$5,174,160	$5,148,533
Aggregate reserves for accident and health policies	3,272	2,787
Contract claims	46,601	49,976
Liability for deposit-type contracts	465,841	467,960
Premiums and annuity considerations received in advance	935	885
General expenses due and accrued	32,758	24,893
Taxes, licenses, and fees due and accrued	4,589	6,312
Current federal income taxes payable	58,662	14,892
Unearned investment income	403	428
Amounts withheld or retained by company as agent or trustee	416	477
Amounts held for agents’ account	5,162	5,404
Remittances and items not allocated	8,129	14,387
Interest maintenance reserve	38,007	40,020
Asset valuation reserve	30,930	28,780
Reinsurance in unauthorized companies	519	-
Securities lending collateral liability	43,074	61,468
Other liabilities	46,334	38,099
Separate accounts	614,581	511,559

Total liabilities	6,574,373	6,416,860

Capital and Surplus
Common capital stock ($1 par value, 25,000,000 shares authorized, 6,600,000 shares issued and outstanding December 31, 2013 and 2012, respectively)	6,600	6,600
Gross paid-in and contributed surplus	3,199	3,199
Unassigned surplus	556,792	568,774

Total capital and surplus	566,591	578,573

Total liabilities and capital and surplus	$7,140,964	$6,995,433

The accompanying notes are an integral part of these statutory financial statements.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statutory Statements of Operations

Years Ended December 31, 2013, 2012 and 2011

(in thousands of dollars)	2013	2012	2011

Revenues
Premiums and annuity considerations	$469,259	$609,090	$630,230
Net investment income	338,012	297,779	311,585
Amortization of interest maintenance reserve	6,713	3,718	1,180
Commissions and expense allowances on reinsurance ceded	140,174	121,660	137,742
Reserve adjustments on reinsurance ceded	-	(48,018)	(47,347)
Leschi experience refund	-	112,747	-
Leschi recapture fee	97,520	-	-
Other	8,039	7,992	6,817

Total revenues	1,059,717	1,104,968	1,040,207

Benefits and expenses
Death and other benefits	263,131	243,476	241,224
Surrender benefits and other fund withdrawals	287,896	244,604	234,283
Interest on policy or contract funds	21,436	22,150	21,939
Increase in aggregate reserves	26,113	34,939	74,654
Commissions	75,003	81,828	82,344
General insurance expenses	174,523	165,588	167,879
Taxes, licenses and fees	24,245	23,354	22,957
(Decrease)/Increase in loading on deferred and uncollected premiums	(2,008)	3,681	5,134
Transfers (from)/to separate accounts	(12,734)	140	5,638
Aggregate write-ins for deductions	7	24	6

Total benefits and expenses	857,612	819,784	856,058

Net gain from operations before federal income taxes and realized capital gains	202,105	285,184	184,149
Federal income taxes	126,504	98,179	66,979

Net gain from operations before realized capital gains	75,601	187,005	117,170
Net realized capital gains, less capital gains taxes of $(6,088), ($8,638) and ($2,259) and transfers to interest maintenance reserve of $4,700, $25,389 and $16,914 at December 31, 2013, 2012 and 2011, respectively	19,931	22,581	20,009

Net income	$95,532	$209,586	$137,179

The accompanying notes are an integral part of these statutory financial statements.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statutory Statements of Changes in Capital and Surplus

Years Ended December 31, 2013, 2012 and 2011

(in thousands of dollars)	Common Capital Stock	Gross Paid-In and Contributed Surplus	Aggregate Write-ins for Special Purpose Funds	Unassigned Surplus	Total Capital and Surplus

Balances at December 31, 2010	$6,600	$3,199	$54,350	$607,385	$671,534

Net Income	-	-	-	137,179	137,179
Change in net unrealized capital gains	-	-	-	(7,795)	(7,795)
Change in net deferred taxes	-	-	-	(7,136)	(7,136)
Change in nonadmitted assets	-	-	-	6,510	6,510
Change in reinsurance in unauthorized companies	-	-	-	(5,429)	(5,429)
Change in asset valuation reserve	-	-	-	(4,899)	(4,899)
Dividends to stockholder	-	-	-	(173,700)	(173,700)
Change in SSAP No. 10R net deferred income taxes	-	-	(12,335)	-	(12,335)
SSAP No. 3 deferred tax adjustment	-	-	-	(2,956)	(2,956)

Balances at December 31, 2011	6,600	3,199	42,015	549,159	600,973

Net Income	-	-	-	209,586	209,586
Change in net unrealized capital gains	-	-	-	298	298
Change in net deferred taxes	-	-	-	(22,125)	(22,125)
Change in nonadmitted assets	-	-	-	(2,621)	(2,621)
Change in reinsurance in unauthorized companies	-	-	-	5,429	5,429
Change in reserve on account of change in valuation basis	-	-	-	1,697	1,697
Change in asset valuation reserve	-	-	-	(4,632)	(4,632)
Dividends to stockholder	-	-	-	(220,000)	(220,000)
Change due to implementation on SSAP 101 - income tax	-	-	(42,015)	42,015	-
SSAP No. 3 deferred tax adjustment	-	-	-	9,968	9,968

Balances at December 31, 2012	6,600	3,199	-	568,774	578,573

Net Income	-	-	-	95,532	95,532
Change in net unrealized capital gains	-	-	-	44,980	44,980
Change in net deferred taxes	-	-	-	(9,821)	(9,821)
Change in nonadmitted assets	-	-	-	(4,003)	(4,003)
Change in reinsurance in unauthorized companies	-	-	-	(519)	(519)
Change in asset valuation reserve	-	-	-	(2,151)	(2,151)
Dividends to stockholder	-	-	-	(136,000)	(136,000)

Balances at December 31, 2013	$6,600	$3,199	$-	$556,792	$566,591

The accompanying notes are an integral part of these statutory financial statements.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statutory Statements of Cash Flows

December 31, 2013, 2012 and 2011

(in thousands of dollars)	2013	2012	2011

Cash from operations
Premiums collected net of reinsurance	$472,718	$606,277	$627,621
Net investment income	343,043	303,842	313,936
Miscellaneous income	245,733	242,399	144,560

Cash provided by operating activities	1,061,494	1,152,518	1,086,117

Benefits and loss related payments	598,217	555,216	544,003
Net transfers (from)/to separate accounts	(12,301)	84	2,285
Commissions, expenses paid and write-ins	224,873	303,762	273,728
Federal and foreign income taxes paid	76,647	65,334	75,084

Cash used in operating activities	887,436	924,396	895,100

Net cash from operations	174,058	228,122	191,017

Cash from investments

Proceeds from investments sold, matured or repaid:
Bonds	1,287,153	1,474,151	879,182
Common and preferred stocks	45,000	108	260
Mortgage loans	-	13	5
Real estate	30,406	-	-
Other invested assets	780	771	37,403
Net gains on cash, cash equivalents and short-term investments	-	3	29
Miscellaneous proceeds	24,095	8,465	64,632

Cash provided by investing activities	1,387,434	1,483,511	981,511

Cost of investments acquired (long-term only):

Bonds	1,266,179	1,556,307	951,058

Mortgage loans	82,815	-	-
Real estate	1,474	3,200	3,299
Other invested assets	24,007	-	-
Miscellaneous applications	204	56,453	2,341

Cash paid for investing activities	1,374,679	1,615,960	956,698

Net (decrease)/increase in contract loans and premium notes	(642)	(2,434)	2,292

Net cash provided by/(used in) investments	13,397	(130,015)	22,521

Cash from financing and miscellaneous sources
Net (withdrawals)/deposits on deposit-type contracts and other insurance liabilities	(2,119)	9,735	5,018
Dividends to stockholder	(136,000)	(220,000)	(173,700)
Other cash (applied)/provided	(26,106)	43,276	(35,645)

Net cash used by financing and miscellaneous sources	(164,225)	(166,989)	(204,327)

Net change in cash, cash equivalents and short-term investments	23,230	(68,882)	9,211

Cash, cash equivalents and short-term investments
Beginning of year	56,960	125,842	116,631

End of year	$80,190	$56,960	$125,842

The accompanying notes are an integral part of these statutory financial statements.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2013 and 2012

1.	Nature of Operations

The Company

The accompanying financial statements include the accounts of Farmers New World Life Insurance Company (the “Company”), a wholly owned subsidiary of Farmers Group, Inc. (“FGI”), whose ultimate parent is Zurich Insurance Group (“ZIG”). FGI has attorney-in-fact relationships with three inter-insurance exchanges: Farmers Insurance Exchange, Fire Insurance Exchange, and Truck Insurance Exchange (the “Exchanges”).

The Company is a stock life insurance company domiciled in the state of Washington and is subject to regulation by the Washington State Office of Insurance Commissioner (“OIC”). It is also subject to regulation by the states in which it transacts business. The Company owned 100% of the common stock of Leschi Life Assurance Company (“Leschi”), a special purpose financial captive that was domiciled and licensed in the state of South Carolina, which was dissolved in December 2013 with the approval of the South Carolina Department of Insurance (SC DOI).

Nature of Operations

The Company concentrates its sales activities in the individual life insurance and annuity markets. Principal lines of business include traditional whole life, universal life and variable universal life, as well as term life insurance products. Additionally, the Company offers flexible and single premium deferred annuities and single premium immediate annuities.

The Company and the Exchanges operate using federally registered trade names, including Farmers Insurance Group of Companies, Farmers Insurance Group, Farmers, Farmers New World Life and Farmers Life. The Company and the Exchanges distribute their respective insurance products through a common network of direct writing agents and district managers. As of December 31, 2013, this network consisted of approximately 12,813 direct writing agents and approximately 324 district managers, each of whom is an independent contractor.

Each agent is required to first submit business to the insurers in the Farmers Insurance Group of Companies within the classes and lines of business written by such insurers.

The Company is currently licensed in 49 states and the District of Columbia.

Business Risks

The Company operates in a business environment that is subject to various risks and uncertainties, including but not limited to, mortality risk, market risk, interest rate risk and legal and regulatory changes. The Company is subject to various state and federal regulatory authorities. The potential exists for changes in regulatory initiatives that could result in additional, unanticipated expenses to the Company.

Existing federal laws and regulations affect the taxation of life insurance products and insurance companies. There can be no assurance as to what, if any, future legislation might be enacted, or if enacted, whether such legislation would include provisions with possible negative effects on the Company’s life, accident and health or annuity products.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2013 and 2012

2.	Summary of Significant Accounting Policies

Basis of Presentation

The financial statements have been prepared in conformity with accounting practices prescribed or permitted by the OIC.

The OIC only recognizes statutory accounting practices prescribed or permitted by the State of Washington for reporting the financial condition and results of operations of an insurance company for the purposes of determining its compliance with the Washington Insurance Law. The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of prescribed or permitted practices by the State of Washington. The Commissioner of Insurance of the OIC has the power to permit other specific practices that may deviate from prescribed practices.

The Company did not use any permitted practices that differ from NAIC statutory accounting practices (SAP) as of December 31, 2013 and December 31, 2012. In 2012, the Company had previously followed a practice prescribed by the State of Washington with regard to real estate acquired through foreclosure that differed from the NAIC Life Annual Statement Instructions and the NAIC Manual. Washington State Insurance Code RCW 48.13.170 formerly required real property acquired by an insurer pursuant to loans, mortgages, liens, judgments, or other debts, to be disposed of within five years after the date of acquisition. Assets that were not disposed of within five years after the date of acquisition were reported as non-admitted assets. As of December 31, 2012, the Company reported two properties acquired through foreclosure as non-admitted assets in the amount of $3,396,000 resulting in a reduction to capital and surplus as determined based on NAIC SAP as a result of this prescribed practice. Beginning in 2013 the Company no longer non-admitted the two properties acquired through foreclosure as the Insurance Code RCW 48.13.170 had expired.

A reconciliation of the Company’s capital and surplus between NAIC SAP and practices prescribed or permitted by the OIC are shown below as of December 31, 2013 and 2012. These practices prescribed or permitted by the OIC do not have an impact on net income.

(in thousands of dollars)	Description	State of Domicile	2013	2012
Statutory surplus, state basis		Washington	$566,591	$578,573

State prescribed practices that decrease NAIC SAP	RCW 48.13.170 - Nonadmission of real estate acquired through foreclosure not disposed of within five years of acquisition date.	Washington	-	(3,396)

Statutory surplus, NAIC SAP		Washington	$566,591	$581,969

The effects on the financial statements of the variances between statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material. Statutory accounting practices differ from GAAP in the following respects:

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2013 and 2012

Investments

Investments in bonds are stated at amortized cost or at values required by the NAIC. Under GAAP, bonds are carried at fair value or amortized cost based upon management’s intent as to whether bonds are available for sale or will be held until maturity.

Asset Valuation Reserve

The asset valuation reserve (“AVR”) is determined by NAIC prescribed formulas, which establish a provision for the risk of asset defaults, and is reported as a liability with changes recorded directly to unassigned surplus. Under GAAP, no such liability is established.

Interest Maintenance Reserve

An interest maintenance reserve (“IMR”) is provided as required by the NAIC in order to defer certain realized investment gains and losses, net of tax, related to interest rate fluctuations, and to amortize such gains and losses through operating income over the remaining life of the securities sold. Any net unamortized deferred losses are nonadmitted and charged directly to unassigned surplus. No such reserve is required by GAAP.

Life Policy and Contract Reserves

Life policy and contract reserves under statutory accounting practices are based on statutory mortality, morbidity, and interest requirements without consideration of withdrawals and Company experience, unless annual cash flow testing reveals the need to hold reserves in excess of the normal statutory reserves. GAAP requires that policy reserves for traditional products be based upon the net level premium method utilizing management’s best estimate of mortality, interest, and withdrawals prevailing when the policies were sold, except that for traditional life products, a provision for adverse deviations is used to make the reserves higher than best estimate assumption would require. For interest sensitive products, the GAAP policy reserve is determined using the retrospective deposit method and is equal to the policy fund balance, before surrender charges.

Acquisition Costs

Under statutory accounting practices, costs of acquiring new business are charged to operations in the year such costs are incurred. Under GAAP, such costs are deferred and amortized over the premium paying period of the policies for traditional products, or as a level percentage of gross profits for interest sensitive products.

Recognition of Revenue and Related Expenses

Under statutory accounting practices, life premiums are recognized as income over the premium-paying period of the related policies. Annuity considerations are recognized as revenue when received. Accident and health premiums are earned ratably over the terms of the related insurance policies or reinsurance contracts. Deposits received on contracts that do not incorporate policyholder mortality or morbidity risks are recorded directly to liability for deposit-type contracts. Interest credited to deposit-type contracts is recorded as an expense in the summary of operations when earned under the terms of the contract. Expenses incurred in connection with acquisition of new insurance business, including acquisition costs such as sales commissions, are expensed as incurred in the statement of operations. Under statutory accounting practices, deferred premiums, representing gross premiums less loading, are reported as an admitted asset.

For GAAP purposes, premiums for traditional life insurance products, which include those products with fixed and guaranteed premiums and benefits and consist principally of whole and term life insurance policies, are recognized as revenues when due. Under GAAP, revenues for universal

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2013 and 2012

life insurance policies and for investment products consist of policy charges for the cost of insurance, interest earned, policy administration charges, and surrender charges assessed against policyholder account balances during the year. Expenses related to these products include interest credited to policy account balances, benefit claims incurred in excess of policy account balances and commissions and expense allowances on reinsurance assumed. Revenues also include commissions and expense allowances on reinsurance ceded and reserve adjustments on reinsurance ceded. Under GAAP, uncollected premiums are stated at gross amounts and deferred premiums are reflected as a reduction of the related aggregate reserve.

Reinsurance

Under statutory accounting practices, reinsurance reserves and reinsurance recoverable on unpaid claims on reinsured business are netted in aggregate reserves and the liability for life policy claims, respectively. Under GAAP, these reinsurance amounts are reflected as an asset.

Federal Income Taxes

Under statutory accounting practices, deferred income taxes are provided for temporary differences between the financial statement and tax bases of assets and liabilities at the end of each year based on enacted tax rates. Deferred income tax assets are reduced by a valuation allowance if it is more likely than not some portion or all of the deferred tax assets will not be realized. In addition to a valuation allowance, statutory accounting limits deferred tax assets to their admissible amount according to a prescribed formula. Changes in deferred income tax assets and liabilities are reported as adjustments to surplus. Under GAAP, changes in deferred income taxes are included in income tax expense or benefit and are allocated to continuing operations, discontinued operations, extraordinary items and items charged directly to shareholders equity consistently with the pre-tax income item to which they relate.

Nonadmitted Assets

Under statutory accounting practices, certain assets, such as electronic data processing equipment and software, furniture and equipment, receivables over 90 days past due and certain deferred tax assets, are considered nonadmitted assets for statutory purposes as they may not be fully realizable at their carrying values in a liquidation scenario and, therefore, these nonadmitted assets and any changes in such assets are charged directly to unassigned surplus. There are no nonadmitted assets for GAAP purposes.

Separate Accounts

Separate accounts assets are carried at fair value. Separate accounts liabilities represent the contract holders’ claims to the related assets. Investment income and realized capital gains and losses of the separate accounts accrue directly to the contract holders and, therefore, are not included in the Company’s statutory basis statements of operations. Under GAAP these investment amounts and resulting changes in separate account liabilities are shown gross. Mortality, policy administration, and surrender charges to all accounts are included in the revenues of the Company and do not differ from GAAP.

Statement of Cash Flows

The statutory basis statement of cash flows is presented as required and differs in certain respects from the GAAP presentation.

Use of Estimates

The preparation of financial statements in conformity with accounting practices prescribed or permitted by the OIC requires management to make estimates and assumptions that affect the

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2013 and 2012

reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Separate Accounts

The Company issues variable universal life (“VUL”) and is licensed to issue deferred variable annuity contracts although it suspended issuance of variable annuities, effective September 30, 2012. The assets and liabilities held for VUL, Farmers EssentialLife VUL, Life Accumulator VUL and deferred variable annuity contracts are held in the Separate Accounts (the “Accounts”), which are legally segregated from the general assets of the Company.

Please see Note 16 for additional information on separate accounts.

Aggregate Reserves for Life and Annuity Policies

Life reserves are based on mortality tables approved by the NAIC using statutory specified interest rates and valuation methods that provide, in the aggregate, reserves that are greater than or equal to the minimum required by the OIC.

•	Reserves for life insurance are based on the American Experience, 1941, 1958, 1980 or 2001 Commissioner’s Standard Ordinary (“CSO”) and Commissioners Extended Term (“CET”) mortality tables with interest rates from 2.25% to 6.00%. For certain term insurance plans issued on or after January 1, 2000, the Company calculates deficiency reserves using valuation mortality rates representative of actual Company experience, as permitted by the Valuation of Life Insurance Policies Model Regulation of the NAIC.

•	Reserves for deferred annuities, including variable annuities, are based on 1971 Individual Annuity Mortality (“IAM”), 1983 Table A, Annuity 2000, or 1994 Guaranteed Minimum Death Benefit mortality tables with interest rates from 3.00% to 6.00%.

•	Reserves for equity-indexed annuities are based on 1983 Table A or Annuity 2000 mortality tables with interest rates from 4.25% to 5.75%.

•	Reserves for immediate annuity contracts, other than structured settlements, are based on the Annuity Table for 1949, 1971 IAM, 1983 Table A or Annuity 2000 mortality tables with interest rates from 3.00% to 4.50%.

•	Reserves for structured settlement annuities are based on the 1983 Table A mortality table with interest rates from 4.75% to 7.00%. The reserves held for structured settlement annuity contracts with a substandard rating are based on a rated age approach and are compliant with the approach specified by Actuarial Guideline 9A of the NAIC.

The Company waives deduction of deferred fractional premiums upon the death of the insured. For all plans, with the exception of its universal life plans, any portion of the final premium beyond the month of death is returned. For universal life plans, premiums beyond the date of death are not refunded. Surrender values are not promised in excess of the legally computed reserves.

For certain universal life policies, reserves for substandard lives are not separately identified and are calculated in the aggregate. For all other life policies, substandard lives are charged an extra premium plus the regular gross premium for the rated issue age. For the Farmers Level Term 2000 plan group and the Farmers Value Term group, the reserve is the standard interpolated

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2013 and 2012

terminal reserve at the rated age, plus the regular net unearned premium reserve at the rated age, plus an additional gross unearned premium reserve using the substandard extra premium charge for the premium payment mode. For all other plan groups, mean reserves are determined by computing the regular mean reserve for the plan at the rated age and holding, in addition, a substandard reserve of one-half of the annualized substandard extra premium charge. The reserves held for structured settlement annuity contracts with a substandard rating are based on a rated age approach.

As of December 31, 2013 and 2012, the Company had approximately $9,295,881,000 and $10,015,133,000, respectively, of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation set by the OIC. The Company does not utilize anticipated investment income as a factor in the premium deficiency calculation.

For tabular interest on annuities involving life contingencies, the tabular less actual reserve released, and the tabular cost have been determined by formula. For annuities and other deposits not involving life contingencies the tabular interest was determined by one of the following methods: 1) serially using the actual interest credited to funds on deposit for the year, or 2) estimated in the aggregate from the beginning and the ending balances, assuming a uniform distribution of cash flows during the year, and the average statutory valuation interest rate.

Unpaid Loss/Claim Adjustment Expenses

The Company accrues an operating expense for the cost of settling benefit claims incurred in the current period, with settlement in future periods. The estimate is based upon the time duration of expected transactions and the total expected costs of settlement, including overhead expenses for each transaction. The balance in the liability for the unpaid loss/claim adjustment expense as of December 31, 2013 and 2012 was approximately $1,108,000 and $679,000, respectively.

Reinsurance

Premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves and claim liabilities have been reported as reductions of these items.

Investments

Investments are valued as prescribed by the NAIC and as required by the OIC. Security transactions are recorded on a trade date basis and private placements are recorded on a funding date basis. Investments are recorded on the following bases:

•

Bonds–at cost, adjusted for amortization of premium or discount. Bonds with NAIC designations of 6 are reported at the lower of amortized cost or fair value. Discount or premium on bonds is amortized using the interest method on a retrospective basis. A yield to worst amortization method is used to take into consideration any bond call or sinking fund feature. Loan-backed securities are amortized using the interest method including anticipated prepayments at the date of purchase. Prepayment assumptions are obtained from broker dealer surveys or internal estimates and are based on the current interest rate and economic environment. Significant changes in estimated cash flows from the original purchase assumptions are accounted for using the retrospective method except for interest-only mortgage-backed securities, which use the prospective method. The Company uses the

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2013 and 2012

retrospective method and has elected to use book value as of January 1, 1994, as the cost for loan-backed securities purchased prior to January 1, 1994, where historical cash flows are not readily available.

•	Common stocks–The Company had sole ownership in a subsidiary, Leschi. It was accounted for under the equity method. As of December 31, 2009, the Company ceased applying the equity method when the carrying value of Leschi was reduced to zero because the Company had not guaranteed any of the obligations of Leschi and was not committed to providing further financial support for Leschi. The Company resumed applying the equity method in October 2013 when Leschi’s reserves were recaptured and its surplus notes were repaid. This caused the $45,000,000 unrealized loss that had been recorded in 2009 to be reversed. In December 2013, the Company redeemed its common stock investment in Leschi. See Note 6 for more information on the Leschi recapture, retro-cession and dissolution.

•	Mortgage loans–at the aggregate unpaid balance less allowance for uncollectible amounts. The Company measures impaired loans based on the present value of expected future cash flows discounted at the loan’s effective interest rate or, as a practical expedient, at the loan’s observable market price or the fair value of the collateral, if the loan is collateral dependent. The Company had no impaired loans as of December 31, 2013. Interest income on impaired loans is recognized to the extent the borrower is currently paying interest according to their contractual obligation. Any future cash receipts will be identified as either reductions of principal or interest income depending on the facts and circumstances of the individual loan’s investment and the risk profile of the collateral.

•	Real estate, including related improvements–at the depreciated historical cost or market if impaired. Depreciation is provided on a straight-line basis over 30 years, which is the estimated life of the properties. Real estate acquired in satisfaction of debt is recorded at estimated fair value at the date of foreclosure. Accumulated depreciation for real estate as of December 31, 2013 and 2012 is approximately $37,710,000 and $41,056,000, respectively. Cost is adjusted for impairment whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable. Impaired real estate is written down to the estimated fair value with the impairment loss being included in realized losses. Impairment losses are based upon the estimated fair value of real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. The amount of impairment recognized in 2013, 2012 and 2011 was $0, $0 and $2,295,000, respectively. In December 2013, the Company reclassified one property, Westerre II, as held for sale in the amount of $8,168,000 as part of the Company’s investment real estate strategy. The expected disposal date of the property held for sale is within 12 months of the date of reclassification.

•	Contract loans–at unpaid balances, not in excess of policy cash surrender value.

•	Other invested assets–these balances consist of the Company’s investment in joint ventures and hedge funds. The Company’s investment in joint ventures, hedge funds and partnerships are reported based upon the Company’s proportionate share of the underlying equity of the investee with changes in value being recorded as a component of net unrealized gains or losses in surplus. During 2013, the Company invested $24,007,000 in FLREC, LLC, a wholly owned subsidiary, which invests in real estate. The Company recognized no impairment losses for the period ended December 31, 2013 and total impairment losses of $29,000 and $84,000 for its investments in joint ventures, partnerships and limited liability companies for the periods ended December 31, 2012 and 2011, respectively. The circumstances leading to impairments were the other-than-temporary declines of the fair value of these investments.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2013 and 2012

•	Securities lending reinvested collateral assets-at cost or amortized cost.

•	Short-term investments–at cost or amortized cost.

Realized gains and losses on sales of investments, recognized in the statement of operations, are determined based on the sale price and carrying value of the specific security. The unrealized gains or losses on common stocks, hedge fund and options are accounted for as direct increases or decreases in statutory unassigned surplus, and have no effect on the statement of operations.

Changes in interest rates have a direct, inverse impact on the fair value of fixed income investments. It is reasonably possible that changes in interest rates will occur in the near term and could, as a result of such changes, have a material impact on the fair value of fixed income investments. If a decline in the fair value of an individual investment, except for loan-backed securities, is considered to be other-than-temporary, the difference between amortized book value or original cost and fair value is recorded as a realized investment loss. If the fair value of loan-backed securities declines below its amortized cost basis, the Company determines whether the decline is other-than-temporary. Loan-backed securities with evidence of deterioration of credit quality and for which it is probable that the Company will be unable to collect all contractually required payments receivable, are written down to the present value of cash flows expected to be received.

Investment Income Due and Accrued

Investment income due and accrued with amounts over 90 days past due are nonadmitted. Nonadmitted investment income due and accrued as of December 31, 2013 and 2012 was $342,000 and $303,000, respectively.

Federal Income Taxes

The Company has applied the NAIC Statement of Statutory Accounting Principles (“SSAP”) No. 101, “Income Taxes.” Income tax incurred is recognized by applying the enacted income tax law. Deferred income taxes are provided for temporary differences between the financial statement and tax bases of assets and liabilities at the end of each year based on enacted tax rates. Changes in admitted deferred income tax assets and liabilities are recognized as adjustments to surplus. Deferred tax assets are first subjected to a valuation allowance assessment and then are admitted to the extent they meet specific criteria but are limited to the amount of gross deferred tax assets expected to be reversed within a limited time period and are limited to 15% of adjusted capital and surplus. The reversal and surplus limitation parameters in the admission tests are determined based on the risk-based capital levels.

The significant tax jurisdiction for the Company is U.S. federal tax. The tax years 2007 and prior for U.S. federal tax are closed to tax authority examinations. The Company records any potential net interest and penalties in the income tax expense component of the statement of operations. During 2013 and 2012, the Company did not accrue any interest and penalties related to income tax contingencies.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2013 and 2012

Leases

The Company has a long-term lease commitment with options to renew at the end of the lease period. Operating lease payments are charged to the income statement in the period in which they are incurred. See Note 14 for additional information on lease commitments.

Death, Disability and Other Benefits

Death and disability benefits represent the estimated ultimate net cost of all reported and unreported claims incurred through year end. Such estimates are based on projections applied to historical claim payment data.

Electronic Data Processing Equipment

Depreciation on electronic data processing equipment, an admitted asset, is calculated using the straight-line basis over 3 years. Accumulated depreciation on electronic data processing equipment as of December 31, 2013 and 2012 was approximately $111,000 and $135,000, respectively. Electronic Data Processing Equipment was fully depreciated as of December 31, 2013 and 2012.

Depreciation expense on assets was approximately $0, $0 and $2,000 for each year ended December 31, 2013, 2012 and 2011, respectively, and has been included in general insurance expenses.

Financial Instruments and Concentrations of Credit Risk

The Company’s financial instruments that are exposed to concentrations of credit risk consist primarily of cash, investments, and reinsurance receivables and payables.

The Company cedes insurance risk to various reinsurance companies rated A- or better by A.M. Best. The Company’s management reviews the financial strength of its reinsurers at the inception of a reinsurance contract and periodically thereafter for the purpose of assessing the financial ability of the reinsurers to perform. Management believes that its reinsurers have the financial strength to perform on their financial obligations.

The Company places its cash with high credit quality institutions. At times, such amounts may be in excess of the FDIC insurance limits. Management believes that risk with respect to these balances is minimal, due to the high credit quality of the depositories.

Accounting Changes and Corrections of Errors

On November 6, 2011, SSAP No. 101, Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10, was adopted by the NAIC. SSAP No. 101 contained changes to accounting for current and deferred federal and foreign income taxes, effective on January 1, 2012. This guidance provided that elements of the expanded deferred tax asset admissibility guidance was no longer elective, and the reversal and surplus limitation parameters in the admissibility tests are determined based on the risk-based capital level. It also required gross deferred tax assets to be reduced by a statutory valuation allowance if it is more likely than not that some portion or all of the gross deferred tax assets will not be realized. Finally, the guidance set a more likely than not threshold for recording of contingent tax liabilities. The aggregate write-ins for special surplus funds were reclassified to unassigned surplus at the time of the adoption in 2012. The cumulative effect of adoption had no impact on the total capital and surplus of the Company.

In 2011, the Company discovered that its deferred tax asset at December 31, 2010 was overstated. The impact of reversing this overstatement in 2011 was reported as a SSAP No. 3 “Accounting

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2013 and 2012

Changes and Corrections of Errors” adjustment in the amount of $(2,956,000). The Company determined that the gross deferred tax asset as of December 31, 2011 was correctly stated, however, the net admitted deferred tax asset was understated. In 2012 the impact of admitting this additional deferred tax asset was also reported as a SSAP No. 3 adjustment in the amount of $9,968,000.

See Note 12 for additional disclosures related to the Company’s federal income taxes.

Change in Valuation Basis

There were no changes in reserve valuation bases in 2013.

In 2012, the Company changed the reserve calculation method for its Level Term 2000 products to comply with the WSR 12-06-027 amendment to WAC 284-74-340 that became effective in April 2012, The “General Calculation Requirements for Basic Reserves and Premium Deficiency Reserves”. The impact of this change on the Company’s reserves net of reinsurance for periods ending December 31, 2011 and prior was a decrease of $1,697,000 in aggregate reserves for life contracts. The net impact on the Company’s surplus for the period ending December 31, 2011 and prior was an increase of $1,697,000.

Statements of Cash Flows

For purposes of the statement of cash flows the following are included: cash, cash equivalents and short-term investments. Short-term investments consist principally of money market funds with remaining maturities at date of purchase of 12 months or less.

Reclassification

Certain prior year amounts have been reclassified to conform to the current year’s presentation. These reclassifications have no effect on net income or capital and surplus as previously reported.

3.	Investments

The components of investment income by type of investment for the years ended December 31, 2013, 2012 and 2011 are as follows:

(in thousands of dollars)	2013	2012	2011

Bonds	$262,699	$279,493	$292,712
Common stocks of affiliates	57,878	-	-
Investment real estate	8,648	10,137	9,664
Contract loans	22,414	22,532	22,793
Short-term investments	26	33	71
Other	670	166	60

Gross investment income	352,335	312,361	325,300
Less: Investment expenses	(14,323)	(14,582)	(13,715)

Net investment income	$338,012	$297,779	$311,585

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2013 and 2012

Investment expenses included the following fees paid to the Company’s various affiliated investment managers:

In 2013, 2012 and 2011, the Company’s investment expense included fees of approximately $235,000, $212,000 and $232,000, respectively, to its Parent Company, FGI.

In 2013, 2012 and 2011, the Company’s investment expenses included fees of approximately $104,000, $199,000 and $162,000, respectively, to Zurich Investment Services.

In 2013, 2012 and 2011, the Company’s investment expenses included fees of approximately $1,586,000, $1,261,000 and $1,415,000, respectively, to Zurich Group Investments.

In 2013, 2012 and 2011, the Company’s investment expenses included fees of approximately $386,000, $600,000 and $728,000, respectively, to Zurich Alternative Asset Management.

Realized Gains and Losses

Realized gains and losses on sales, redemptions and impairments of investments are determined based on the actual cost of the securities. Realized investment gains and losses for the years ended December 31, 2013, 2012 and 2011 are as follows:

(in thousands of dollars)	2013	2012	2011

Bonds	$8,816	$37,885	$26,934
Preferred stocks	-	74	223
Short-term investments	-	1	8
Investment real estate	7,669	-	(2,295)
Other	2,058	1,372	9,794

	18,543	39,332	34,664

Transfer to interest maintenance reserve	(4,700)	(25,389)	(16,914)
Add: Tax expense on net realized gains	6,088	8,638	2,259

Net realized gains	$19,931	$22,581	$20,009

Impairment losses included in realized gains and losses above, for the years ended December 31, 2013, 2012 and 2011 are as follows:

(in thousands of dollars)	2013	2012	2011

Bonds	$-	$(2,198)	$(171)
Preferred stocks	-	-	-
Investment real estate	-	-	(2,295)
Other	-	(29)	(84)

	$-	$(2,227)	$(2,550)

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2013 and 2012

Unrealized Gains and Losses on Common Stock

The Company held no investments in common stock as of December 31, 2013. Gross unrealized gains and losses pertaining to Leschi common stock as of December 31, 2012 were $(45,000,000).

(in thousands of dollars)	Gains	Losses	Net

2012
Common stock
Industrial and miscellaneous (affiliated)	$-	$(45,000)	$(45,000)

Total common stock	$-	$(45,000)	$(45,000)

Unrealized Gains and Losses on Bonds and Redeemable Preferred Stocks

Amortized cost, gross unrealized gains, gross unrealized losses, and estimated fair value of bonds and preferred stocks as of December 31, 2013 and 2012 are as follows:

	2013
(in thousands of dollars)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value

Bonds
U.S. governments	$622,622	$9,454	$(35,207)	$596,869
All other governments	28,085	1,085	(183)	28,987
States, territories and possessions	16,949	1,175	(5)	18,119
Political subdivisions	42,290	5,215	(189)	47,316
Special revenues	141,149	14,659	(694)	155,114
Industrial and miscellaneous	3,229,127	262,546	(29,357)	3,462,316
Hybrid securities	9,655	3,126	-	12,781

Total bonds	4,089,877	297,260	(65,635)	4,321,502
Loan-backed securities	1,533,943	80,533	(14,957)	1,599,519

Total fixed maturities	$5,623,820	$377,793	$(80,592)	$5,921,021

	2012
(in thousands of dollars)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value

Bonds
U.S. governments	$628,828	$21,074	$(2,128)	$647,774
All other governments	19,272	1,886	-	21,158
States, territories and possessions	16,979	3,421	-	20,400
Political subdivisions	42,294	10,521	-	52,815
Special revenues	151,213	33,830	-	185,043
Industrial and miscellaneous	2,987,483	487,495	(1,115)	3,473,863
Hybrid securities	9,655	3,403	-	13,058

Total bonds	3,855,724	561,630	(3,243)	4,414,111
Loan-backed securities	1,786,081	145,913	(2,688)	1,929,306

Total fixed maturities	$5,641,805	$707,543	$(5,931)	$6,343,417

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2013 and 2012

Unrealized Losses on Fixed Maturities and Equity Securities

Estimated fair value and gross unrealized losses of fixed maturities and equity securities as of December 31, 2013 and 2012 were as follows:

	2013
	Unrealized Losses Less Than 12 Months		Unrealized Losses 12 Months or Greater
(in thousands of dollars)	Estimated Fair Value	Unrealized Losses	Estimated Fair Value	Unrealized Losses

Fixed maturities
Bonds
U.S. governments	$432,895	$(34,605)	$6,682	$(1,673)
Industrial and miscellaneous	708,697	(28,451)	9,180	(906)

Total bonds	1,141,592	(63,056)	15,862	(2,579)
Loan-backed securities	415,799	(14,264)	10,196	(693)

Total fixed maturities	$1,557,391	$(77,320)	$26,058	$(3,272)

	2012
	Unrealized Losses Less Than 12 Months		Unrealized Losses 12 Months or Greater
(in thousands of dollars)	Estimated Fair Value	Unrealized Losses	Estimated Fair Value	Unrealized Losses

Fixed maturities
Bonds
U.S. governments	$264,629	$(2,128)	$-	$-
Industrial and miscellaneous	84,962	(1,081)	7,421	(34)

Total bonds	349,591	(3,209)	7,421	(34)
Loan-backed securities	82,387	(788)	29,130	(1,900)

Total fixed maturities	$431,978	$(3,997)	$36,551	$(1,934)

Equity securities
Industrial and miscellaneous (affiliated)	$-	$-	$-	$(45,000)

Total equity securities	$-	$-	$-	$(45,000)

As of December 31, 2013, fixed maturities represented 100% of the Company’s total unrealized loss amount, which was comprised of 263 securities. The Company holds 3 fixed maturity securities that are in an unrealized loss position in excess of 20%.

Fixed maturities in an unrealized loss position for less than 12 months were comprised of 253 securities, of which 57.5%, or $896,058,000, were comprised of securities with fair value to amortized cost ratios at or greater than 95%. The majority of these securities are investment grade fixed maturities that have decreased in market values due to changes in interest rates since the date of purchase.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2013 and 2012

Fixed maturities in an unrealized loss position for 12 months or more as of December 31, 2013 were comprised of 10 securities, with a total fair value of approximately $26,058,000. The decline in market value for these securities is primarily attributable to changes in interest rates. A variety of data is reviewed, including the aging and severity of unrealized losses, watch lists distributed by the asset managers, deviations in market prices between months, and results of tests indicating if any bond holdings with unrealized losses have a credit rating below investment grade for 12 consecutive months. If a fixed maturity security, except for loan-backed securities, is deemed other-than-temporarily impaired, then the security’s book value basis is written down to current market value with the Company recognizing an impairment loss in current period’s earnings.

For loan-backed securities with evidence of deterioration of credit quality for which it is probable that the Company will be unable to collect all contractually required payments receivable, are written down to the present value of expected cash flows to be received.

Because the decline in market value is attributable to changes in interest rates and not credit quality and because the Company has the ability and intent to hold these investments until a recovery of fair value, which may be maturity, the Company does not consider these investments to be other-than-temporarily impaired as of December 31, 2013.

Loan-Backed Securities

There were no loan-backed securities impaired during 2013 due to intent to sell or inability or lack of intent to retain the security for a period of time sufficient to recover the amortized cost basis. Loan-backed securities with evidence of deterioration of credit quality for which it is probable that the Company will be unable to collect all contractually required payments receivable, are written down to the present value of expected cash flows to be received. In determining the impairments for loan-backed securities, a review of default rate, credit support and other key assumptions is made on the security level.

Subprime Mortgage Related Risk Exposure

Generally, direct subprime exposures are identified based upon consideration of the following types of features: interest rate above prime to borrowers that do not qualify for prime rate loans; borrowers with low credit ratings (FICO scores); interest only or negative amortizing loans; unconventionally high initial loan-to-value ratios; unusually low initial payments based on a fixed introductory rate that expires after a short initial period and then adjusts to an unusually high rate based upon a variable index rate plus a margin; borrowers with less than conventional documentation of their income and/or net assets; very high or no limits on how much the payment amount or the interest rate may increase or loans that include substantial prepayment penalties and/or prepayment penalties that extend beyond the initial interest rate adjustment.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2013 and 2012

The Company has no direct exposure through investments in subprime mortgage loans. The following table details the Company’s direct exposure to subprime risk through other investments as of December 31, 2013:

(in thousands of dollars)	Actual Cost	Book/Adjusted Carrying Value (Excluding Interest)	Fair Value	Other-Than- Temporary Impairment Losses Recognized

Residential mortgage-backed securities	$20,953	$20,931	$20,901	$-
Other assets	269	326	326	-

Totals	$21,222	$21,257	$21,227	$-

Maturities of Bonds

The amortized cost and estimated fair value of bonds and preferred stocks, by contractual maturity, at December 31, 2013 are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalty:

(in thousands of dollars)	Amortized Cost	Estimated Fair Value

Due to 1 year or less	$224,062	$227,468
Due after 1 year through 5 years	876,621	933,847
Due after 5 years through 10 years	1,484,156	1,511,048
Due after 10 years	1,505,038	1,649,139

	4,089,877	4,321,502

Loan-backed securities	1,533,943	1,599,519

Total bonds	$5,623,820	$5,921,021

Sales of Bonds, Preferred Stocks and Common Stocks

The gross gains, gross losses and proceeds from sales on bonds, preferred stocks and common stocks for the years ended December 31, 2013, 2012 and 2011 are as follows:

(in thousands of dollars)	Gross Gains	Gross Losses	Proceeds

2013

Bonds	$10,720	$(5,607)	$667,025

2012

Bonds	$41,906	$(4,163)	$1,002,108

2011

Bonds	$29,155	$(2,107)	$520,828

Bonds with an amortized cost of approximately $3,895,000 and $3,903,000 were on deposit with regulatory authorities at December 31, 2013 and 2012, respectively, to satisfy regulatory requirements. The fair value of these securities was approximately $4,340,000 and $4,639,000 as of December 31, 2013 and 2012, respectively.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2013 and 2012

On July 11, 2003, the Company acquired a $15,000,000 Mount Rosa/Mount Evans bond at par. On February 13, 2009, the Company acquired a $75,000,000 par value Mount Rosa/Mount Evans bond from Fire Underwriters Association for $85,978,000. Mount Rosa/Mount Evans is not an affiliated company; however, in these special purpose vehicle bonds, ZIC, an affiliated company, provided the underlying financial guarantee of interest, and American International Group, Inc., an unaffiliated company, provided the underlying guarantee of principal. The maturity date for these bonds is July 17, 2033. The Coupon rate for these bonds is 6.15% and interest is paid semi-annually. The Company earned approximately $5,539,000 per annum of interest income in 2013, 2012 and 2011, respectively. Market values for these two bonds were approximately $92,220,000 and $18,444,000, respectively, as of December 31, 2013. Market values for these two bonds as of December 31, 2012 were approximately $104,209,000 and $20,842,000, respectively.

Commercial Mortgage Loans

As of December 31, 2013, the Company funded twenty-two commercial mortgage loans, comprised of multifamily, industrial, senior living and retail properties, totaling $82,815,000. The Company did not have any impaired loans, any delinquent loan payments, or any interest rate reductions that were made during 2013. As of December 31, 2013, all mortgage loans were current with respect to payment of principle and interest and there were no amounts past due. The maximum and minimum lending rates were 4.73% and 3.32%, respectively. The maximum percentage of any one loan to value (“LTV”) of the security at the origination date of the loan is 70%. There were no taxes, assessments, and amounts advanced included in the mortgage loan investment. A quality rating analysis using the Prudential Mortgage Capital Company (“PMCC”) rating system is performed for all the mortgage loans on an ongoing basis throughout the year. The rating assigned is used for the balance of the fiscal year, unless a major change occurs with the property or the loan noted through ongoing analysis that merits a change of the quality rating assigned. The portfolio by quality and by property type is presented below:

Loan Quality Rating (in thousands of dollars)	2013
	#	Principal	%
“A+”	0	$0	0.0
“A”	1	5,970	7.2
“A-”	3	28,100	33.9
“B+”	5	32,040	38.7
“B”	1	10,000	12.1
“B-”	12	6,705	8.1

TOTAL	22	$82,815	100.0

  Weighted Average Quality Rating is B+

Property Type (in thousands of dollars)	2013
	#	Principal	%
Multifamily	6	$55,890	67.5
Industrial	1	5,970	7.2
Senior Living	12	6,705	8.1
Retail	3	14,250	17.2

TOTAL	22	$82,815	100.0

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2013 and 2012

The Company’s mortgage loan portfolio had no significant concentrations of credit risk whether by individual or group. The statement value of mortgage loans by collateral property type and state of geographic location as of December 31, 2013 was as follows:

(in thousands)	December 31, 2013

	Multifamily	Retail	Industrial	Senior Living	Total
State
CA	$25,890	$4,250	$-	$-	$30,140
CO	-	10,000	-	-	10,000
CT	10,000	-	-	-	10,000
ID	-	-	-	1,739	1,739
MT	-	-	-	878	878
NV	-	-	-	1,063	1,063
OR	-	-	-	3,024	3,024
TX	20,000	-	5,970	-	25,970

Total	$55,890	$14,250	$5,970	$6,705	$82,815

LTV ratios are commonly used to assess the credit quality of commercial mortgage loans. A smaller LTV ratio generally indicates a higher quality loan. The statement value of mortgage loans by collateral type and LTV ratio as of December 31, 2013 was as follows:

(in thousands)	December 31, 2013

	<51%	51%-70%	71%-90%	>90%	Total
Multifamily	$-	$55,890	$-	$-	$55,890
Retail	-	14,250	-	-	14,250
Industrial	-	5,970	-	-	5,970
Senior Living	-	6,705	-	-	6,705

Total	$-	$82,815	$-	$-	$82,815

See Note 2 for additional information on accounting policy related to mortgage loans.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2013 and 2012

4.	Statutory Investment Valuation Reserves

The tables below present changes in the major elements of the AVR and the IMR:

(in thousands of dollars)	AVR	IMR

Balances as of December 31, 2010	$19,249	$2,614

Realized investment gains (losses), net of tax	5,617	16,915
Amortization of investment gains	-	(1,180)
Unrealized investment losses, net of deferred tax	(5,067)	-
Basic contribution	4,496	-
Reserve objective over accumulated balances at 20%	(147)	-

Balances as of December 31, 2011	24,148	18,349

Realized investment gains (losses), net of tax	234	25,389
Amortization of investment gains	-	(3,718)
Unrealized investment losses, net of deferred tax	298	-
Basic contribution	5,117	-
Reserve objective over accumulated balances at 20%	(1,017)	-

Balances as of December 31, 2012	28,780	40,020

Realized investment gains (losses), net of tax	7,353	4,700
Amortization of investment gains	-	(6,713)
Unrealized investment losses, net of deferred tax	(20)	-
Basic contribution	5,072	-
Reserve objective over accumulated balances at 20%	(3,013)	-
Adjustment down to Maximum/up to Zero	(7,242)	-

Balances as of December 31, 2013	$30,930	$38,007

The AVR requires reserves for default risk on bonds and preferred stocks, common stocks, mortgage loans on real estate and other investments. The IMR is designed to capture the realized gains and losses which result from changes in the overall level of interest rates and amortize such into income over the approximate remaining life of the investments sold. Changes in the AVR have been applied directly to unassigned surplus. Investment gains and losses, net of tax, added to the IMR are amortized to income over the remaining life of the investments sold.

5.	Fair Value of Financial Instruments

Included in various investment related line items in the financial statements are certain financial instruments carried at fair value on a recurring basis. Other financial instruments are periodically measured at fair value, such as when impaired, or, for certain bonds and preferred stock when carried at the lower of cost or market.

The Company’s financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3).

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2013 and 2012

The levels of the fair value hierarchy are as follows:

Level 1	Fair value measurements based on observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the company has the ability to access at the measurement date. Level 1 securities include money market, exchange traded equity and derivative securities.

Level 2	Fair value measurements based on quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly. Level 2 inputs include the following:

a.	Quoted prices for similar assets or liabilities in active markets;

b.	Quoted prices for identical or similar assets or liabilities in non-active markets;

c.	Inputs other than quoted market prices that are observable;

d.	Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

Level 3	Fair value measurements based on valuation techniques that require significant inputs that are both unobservable and significant to the overall fair value measurement. These measurements include circumstances in which there is little, if any, market activity for the asset or liability and reflect management’s own judgments about the assumptions a market participant would use in pricing the asset or liability.

In 2013, the Company revised its policy for classifying the level of certain US Treasury securities. As a result, certain US Treasury securities that were previously classified as Level 1 as of December 31, 2012 are now classified as Level 2 as of December 31, 2013.

Financial Assets and Liabilities Measured at Fair Value on a Recurring Basis

The following table provides information as of December 31, 2013 and 2012 about the Company’s financial assets and liabilities measured at fair value:

	2013
(in thousands of dollars)	Level 1	Level 2	Level 3	Total

Assets at fair value

Other joint ventures-unaffiliated	$-	$-	$326	$326
Separate account assets	614,581	-	-	614,581

Total assets at fair value	$614,581	$-	$326	$614,907

Liabilities

Separate account liabilities	$-	$614,581	$-	$614,581

Total liabilities at fair value	$-	$614,581	$-	$614,581

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2013 and 2012

	2012
(in thousands of dollars)	Level 1	Level 2	Level 3	Total

Assets at fair value
Other joint ventures-unaffiliated	$-	$-	$1,016	$1,016
Separate accounts assets	511,559			511,559

Total assets at fair value	$511,559	$-	$1,016	$512,575

Liabilities
Separate account liabilities	$-	$511,559	$-	$511,559

Total liabilities at fair value	$-	$511,559	$-	$511,559

There were no transfers between Levels 1 and 2 for the years ended December 31, 2013 and 2012.

Level 1 Financial Assets

Separate Account Assets

Fair values and changes in the fair values of separate account assets generally accrue directly to the policyholders and are not included in the Company’s revenues and expenses or surplus.

Separate account assets in Level 1 include actively-traded institutional and retail mutual fund investments valued by the respective mutual fund companies.

Level 2 Financial Liabilities

Separate Account Liabilities

Fair values and changes in the fair values of separate account liabilities accrue directly to the Company’s obligation to return the separate account assets to the policyholders and are not included in the Company’s revenues and expenses or surplus. Separate account liabilities are considered Level 2 as there is no ready market for these liabilities.

Level 3 Financial Assets

Other Joint Ventures Unaffiliated

Fair value is provided by the Fund Manager and/or their Fund Administrator and is generally based on quoted market prices. If quoted market prices are not available, fair value is determined based on other relevant factors including, but not limited to, dealer price quotations, price activity for equivalent instruments and valuation pricing models.

Changes in Level 3 Assets Measured at Fair Value on a Recurring Basis

The following tables summarize the changes in assets classified as Level 3 for the years ended December 31, 2013 and 2012. Gains and losses reported in this table may include changes in fair value that are attributable to both observable and unobservable inputs.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2013 and 2012

(in thousands of dollars)	Balance at January 1, 2013	Gains (Losses) Included in Surplus	Gains (Losses) Included in Net Income	Sales	Balance at December 31, 2013

Other invested assets
Other joint ventures-unaffiliated	$1,016	$(31)	$122	$(781)	$326

(in thousands of dollars)	Balance at January 1, 2012	Gains (Losses) Included in Surplus	Gains (Losses) Included in Net Income	Sales	Balance at December 31, 2012

Other invested assets
Other joint ventures-unaffiliated	$1,817	$(29)	$(1)	$(771)	$1,016

Policy on Transfers In and Out of Level 3

At the end of each reporting period, the Company evaluates whether or not any event has occurred or circumstances have changed that would cause an investment to be transferred in or out of Level 3. There were no transfers in or out of Level 3 in 2013 and 2012.

Fair Values of Financial Instruments and its Level within the Fair Value Hierarchy

The following tables provide information as of December 31, 2013 and 2012 about the fair values of the Company’s financial instruments and their levels within the fair value hierarchy.

(in thousands of dollars)	December 31, 2013
Type of Financial Instrument	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)

Assets at Fair Value
Bonds	$5,921,021	$5,623,820	$-	$5,623,234	$297,787	$-
Mortgage loans	82,394	82,815	-	-	82,394	-
Contract loans	396,071	293,157	-	-	396,071	-
Cash, cash equivalents and short-term	80,190	80,190	80,190	-	-	-
Other joint venture interest-affiliated	24,007	24,007			24,007
Other joint venture interests-unaffiliated	326	326	-	-	326	-
Receivable for securities	211	211	211	-	-	-
Securities lending - collateral	43,074	43,074	43,074	-	-	-

Separate accounts	614,581	614,581	614,581	-	-	-

Total assets at fair value	$7,161,875	$6,762,181	$738,056	$5,623,234	$800,585	$-

Liabilities at Fair Value
Deferred annuities	$1,568,561	$1,585,797	$-	$1,568,561	$-	$-
Separate accounts	614,581	614,581	-	614,581	-	-
Securities lending liability	43,074	43,074	43,074	-	-	-

Total liabilities at fair value	$2,226,216	$2,243,452	$43,074	$2,183,142	$-	$-

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2013 and 2012

(in thousands of dollars)	December 31, 2012
Type of Financial Instrument	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)

Assets at Fair Value
Bonds	$6,343,417	$5,641,805	$839,570	$5,099,439	$404,409	$-
Mortgage loans	-	-	-	-	-	-
Contract loans	454,421	293,728	-	-	454,421	-
Cash, cash equivalents and short-term	56,960	56,960	56,960	-	-	-
Other joint venture interests-unaffiliated	1,016	1,016	-	-	1,016	-
Receivable for securities	7	7	7	-	-	-
Securities lending - collateral	61,468	61,468	61,468	-	-	-
Separate accounts	511,559	511,559	511,559	-	-	-

Total assets at fair value	$7,428,848	$6,566,543	$1,469,564	$5,099,439	$859,846	$-

Liabilities at Fair Value
Deferred annuities	$1,584,346	$1,603,133	$-	$1,584,346	$-	$-
Separate accounts	511,559	511,559	-	511,559	-	-
Securities lending liability	61,468	61,468	61,468	-	-	-

Total liabilities at fair value	$2,157,373	$2,176,160	$61,468	$2,095,905	$-	$-

The following methods and assumptions were used to estimate the fair value of financial instruments as of December 31, 2013 and 2012:

Bonds and Preferred Stocks

The estimated fair values of bonds and preferred stocks are valued using quoted market prices from third party sources, primarily IDC. If quotes from these sources were not available, a broker dealer estimate was used. Unless representative trades of securities actually occurred at year end, these quotes are generally estimates of market value based on an evaluation of appropriate factors such as trading in similar securities, yields, credit quality, coupon rate, maturity, type of issues and other market data.

Mortgage Loans

The estimated fair value of the mortgage loans is determined by discounting the scheduled cash flows using quality ratings, current interest rates and spreads. The quality ratings, which are based on the PMCC proprietary rating system, reflect Prudential’s assessment of the loan’s level of potential risk and are used to set interest rate spreads over Treasury securities with comparable average lives. Spreads are derived from a combination of observable market data, along with competitive loan pricing feedback and other real estate market information.

Contract Loans

The carrying value of contract loans is the unpaid loan balance not in excess of policy cash surrender values. The estimated fair value of contract loans is based upon the present value of the future cash flows discounted at a mid-market swap rate. The excess of fair value over carrying value is due to interest rates on contract loans (some as high as 8%) being much higher than interest rates available in the current persistent low interest rate environment.

Joint Ventures and Partnerships

The estimated fair value of the joint ventures and partnerships is based on financial information received from the partnership management.

Cash, Cash Equivalents and Short-Term Investments

The costs of these items are a reasonable estimate of their fair value.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2013 and 2012

Securities Lending

The costs of these items are a reasonable estimate of their fair value due to the nature of the reinvested assets. The securities lending collateral asset represents the reinvestment of unrestricted cash collateral received from borrowers of the Company’s securities. The securities lending liability represents the obligation to return the cash collateral received to those borrowers.

Separate Accounts

The separate accounts assets are carried at fair value based on the reported net asset value (NAV) per share of the respective portfolios at December 31, 2013 and 2012. Accumulation values are computed daily based on the change in fair market value of the NAV of the subaccount less mortality and expense risk charges for the subaccount. The carrying amounts of the separate accounts liabilities are a reasonable estimate of their fair value.

Deferred Annuities

The estimated fair values are based on the currently available cash surrender value, similar to the demand deposit liabilities of depository institutions.

6.	Related Parties

The Company is a subsidiary of FGI, an insurance holding company domiciled in the state of Nevada. As the Parent Company, FGI performs legal, investment, and marketing services on behalf of the Company. Fees for these services are determined by using various cost allocation methods.

On January 2, 2007, the Company capitalized Leschi, a wholly owned subsidiary. Leschi was a special purpose financial captive organized and incorporated under the laws of the State of South Carolina. In 2012, under the terms of the Leschi reinsurance agreement, the Company recorded experience refunds totaling $112,747,000 for the year ended December 31, 2012.

On September 30, 2013, the SC DOI granted approval for the Company to recapture the Level Term 2000 (“LT2K”) business ceded to Leschi during the years 2007-2011. A recapture fee of $97,520,000 was remitted by Leschi to FNWL on October 16, 2013 and is included in revenues for the year ended December 31, 2013. The effective termination date was retro-active to October 1, 2013. Concurrent with the recapture of the Leschi LT2K business, FNWL entered into a coinsurance agreement with Zurich Insurance Company (“ZIC”), also effective October 1, 2013, to reinsure the recaptured Leschi LT2K business. FNWL paid an initial ceding premium of $128,608,000 to ZIC, which is included as a reduction to premiums earned for the year ended December 31, 2013. The initial ceding premium was remitted to ZIC on October 17, 2013.

On October 21, 2013, Leschi received SC DOI approval to redeem its outstanding surplus notes in the amount of $300,000,000 that were issued to ZIC. These surplus notes were retired by Leschi on October 30, 2013. Further, on October 28, 2013, Leschi submitted a business plan to the SC DOI requesting approval to dissolve, which was approved. The dissolution of Leschi was completed in December 2013. After the return of FNWL’s initial capital investment in Leschi of $45,000,000, Leschi had $42,101,000 in cash and $15,777,000 in current tax assets remaining that were also distributed to FNWL upon the final dissolution of Leschi.

The recapture of the reinsurance previously ceded to Leschi and the subsequent dissolution of Leschi was treated as a non-taxable subsidiary liquidation under Section 332 of the Internal Revenue Code.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2013 and 2012

During 2013, the Company established a wholly-owned real estate holding company, FLREC, LLC, to obtain direct investments in real estate via various wholly-owned subsidiaries. The only established wholly-owned subsidiary of FLREC, LLC through December 2013 was SF Industrial 1, LLC. This entity subsequently invested in real estate for a total amount of $24,007,000. As of December 31, 2013, the company’s reported value for FLREC, LLC was $24,007,000.

The Company entered into a modified coinsurance agreement (the “Agreement”) on December 1, 2003 with Zurich American Life Insurance Company (“ZALICO”). ZALICO is an Illinois domiciled stock life insurance company and an indirectly wholly owned subsidiary of ZIG. Initially, the Company ceded to ZALICO all existing Nonqualified Individual Flexible Payment Deferred Annuities (“NQ-FPDA”) and Nonqualified Individual Single Premium Deferred Annuities (“NQ-SPDA”) totaling approximately 36% of the Company’s annuity business. In exchange, the Company received an initial commission of approximately $36,500,000. No portion of the assets constituting the consideration is being ceded to ZALICO. Subsequent new issues of NQ-FPDA and NQ-SPDA annuities were ceded to ZALICO. The Company had a management and service agreement with ZALICO to provide services reasonably necessary pursuant to this Agreement. Effective December 1, 2012, the Company recaptured this block of business and paid a recapture fee of $18,154,000 to ZALICO, which was included as a reduction to commissions and expense allowance on reinsurance ceded in the Statement of Operations for the year ended December 31, 2012.

On April 1, 2011, the Company entered into purchase agreements with Zurich American Insurance Company, a New York insurer that is an affiliate of the Company, to sell four joint venture interests based on the fair market value as of March 31, 2011. The final purchase price was determined and settled in cash at a price of approximately $20,457,000 during the second quarter of 2011. The total amount of realized gains recognized was $5,392,000.

FGI has an agreement with the Company to provide sales and marketing, human resource, information technology, real estate, tax, payroll, investments, purchasing, warehousing, corporate legal, internal audit and other services. Fees charged to the Company by FGI were approximately $38,443,000, $39,654,000 and $51,473,000 for the years ended December 31, 2013, 2012 and 2011, respectively, and are expensed as incurred.

The Exchanges have an agreement with the Company to provide distribution and other services. Fees charged to the Company by the Exchanges were approximately $18,490,000, $23,434,000 and $20,607,000 for the years ended December 31, 2013, 2012 and 2011, respectively, and are expensed as incurred.

MI Administrators, LLC is a wholly owned subsidiary of Farmers Insurance Group Leasing and was formed on September 24, 2008 under the laws of the State of Delaware. MI Administrators serves as a paymaster entity for the Company and affiliate entities and facilitates cash settlement of related party transactions in accordance with the State of Washington’s business and occupation regulations.

For information on investment fees paid to affiliates or affiliated investments, please refer to Note 3.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2013 and 2012

For the period ended December 31, 2013 and 2012, the Company reported the following amounts due from or to related parties:

(in thousands of dollars)	2013	2012

Receivables from related parties
ZALICO	$-	$105
Leschi	-	86
Universal Underwriters Life Insurance Company	198	99

Total receivables from related parties	198	290

Payables to related parties
FGI	(9,350)	(8,481)
Farmers Insurance Exchange	(2,185)	(2,216)
ZALICO	(87)	-
Farmers Financial Services	(53)	(91)
Farmers Insurance Group Leasing	(10)	(13)

Total payables to related parties	(11,685)	(10,801)

Net payables to related parties	$(11,487)	$(10,511)

7.	Security Lending Arrangement

The Company has entered into a security lending agreement with a lending agent. The agreement authorizes the agent to lend securities held in the Company’s portfolio to a list of authorized borrowers. Concurrent with delivery of the securities, the borrower provides the Company with collateral equal to at least 102% of the market value of the loaned securities. The cash collateral is unrestricted.

The securities are marked-to-market on a daily basis, and the collateral is adjusted on the next business day. The collateral is invested in overnight repurchases in US government and Agency securities. Income earned from the security lending arrangement is shared 25% and 75% between the agent and the Company, respectively. Income earned by the Company was approximately $154,000, $101,000 and $54,000 in 2013, 2012 and 2011, respectively.

The Company’s securities on loan as of December 31, 2013 consisted of corporate fixed income, mortgage backed securities and U.S. treasury securities that had an estimated fair value of approximately $218,221,000. Comparatively, as of December 31, 2012, securities on loan consisted of U.S. Treasury, U.S. government agency and corporate fixed income securities and had an estimated fair value of approximately $60,131,000. The collateral as of December 31, 2013 had an estimated fair value of approximately $222,877,000, which was comprised of cash of $43,074,000 and government securities of $179,803,000. The corresponding 2012 collateral had a fair value of $61,468,000 and was all in cash. The non-cash securities received as collateral are restricted and cannot be re-pledged and are, therefore, not reported in the Company’s balance sheet, nor is the related obligation to return the restricted collateral.

The aggregate amount of the reinvested cash collateral is broken down by type of program and maturity date below:

Repurchase agreement: None.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2013 and 2012

Securities lending:

(in thousands of dollars)	Aggregate Cash Collateral Reinvested

	December 31, 2013		December 31, 2012
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Open	$-	$-	$-	$-
30 Days or Less	43,074	43,074	61,468	61,468
31 to 60 Days	-	-	-	-
61 to 90 Days	-	-	-	-
91 to 120 Days	-	-	-	-
121 to 180 Days	-	-	-	-
181 to 365 Days	-	-	-	-
1 to 2 Years	-	-	-	-
2 to 3 Years	-	-	-	-
Greater Than 3 Years	-	-	-	-

Sub-Total	$43,074	$43,074	$61,468	$61,468
Securities Received	-	-	-	-

Total Collateral Reinvested	$43,074	$43,074	$61,468	$61,468

Dollar repurchase agreement: None

8.	Reinsurance

The Company assumes business from and cedes business to reinsurers to share risks under certain term, whole life and universal life policies for the purpose of reducing exposure to large losses.

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company. Provisions are established for amounts deemed or estimated to be uncollectible. As of December 31, 2013 and 2012, no amounts have been recorded in relation to uncollectible reinsurance balances. To minimize its exposure to significant losses from reinsurance insolvencies, the Company uses several reinsurers, evaluates the financial condition of its reinsurers and monitors the concentration of credit risk arising from similar characteristics of the reinsurers.

The Company established a liability for reinsurance in unauthorized companies as of December 31, 2013 and 2012, in the amount of approximately $519,000 and $0 to cover reinsurance recoverables that were not secured by a letter of credit or trust agreement. The Company has established retention limits for new policy issuances. The maximum retention on new issues is $2,000,000 per life for all policies. The excess risk is reinsured with an affiliated reinsurer, ZIC, and other unaffiliated reinsurers.

The Company entered into a reinsurance agreement (the “Leschi Agreement”) on January 1, 2007 with Leschi, a wholly owned subsidiary. The Leschi Agreement required the Company to cede, and Leschi to assume on an indemnity coinsurance basis, risks under certain term life insurance policies written by the Company. Premiums ceded to Leschi approximated $17,596,000, $104,212,000 and $113,261,000 for the years ended December 31, 2013, 2012 and 2011,

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2013 and 2012

respectively. Premiums ceded to Leschi in 2013 of $17,596,000 included recapture of deferred and uncollected premiums that totaled $47,597,000. Effective January 1, 2012, no new business was reinsured with Leschi. Effective October 1, 2013, the Company recaptured the Level Term business reinsured with its subsidiary, Leschi. The Company then reinsured the recaptured in-force block with ZIC effective October 1, 2013. Claims ceded to Leschi were approximately $12,297,000, $28,868,000 and $26,594,000 for the years ended December 31, 2013, 2012 and 2011, respectively. Claims ceded to Leschi for 2013 totaled $12,297,000 and was net of the impact of the recapture of ceded balances of $14,967,000. Changes in reserves ceded to Leschi were approximately $(291,510,000), ($41,557,000) and $111,927,000 for the years ended December 31, 2013, 2012 and 2011, respectively. The change in reserves ceded to Leschi of $(291,510,000) for 2013 represented the total outstanding Leschi reserves as of September 30, 2013 that were recaptured on October 1. 2013.

The Company recorded revenue for a recapture fee received from Leschi in the amount of $97,520,000 for the period ended December 31, 2013. The Company received experience refunds of $0, $112,747,000 and $0 in 2013, 2012 and 2011, respectively.

Annuity considerations ceded to ZALICO prior to the recapture of the modified coinsurance agreement on December 1, 2012 as described in Note 6 were approximately $14,411,000 and $26,801,000 for the years ended December 31, 2012 and 2011, respectively. Annuity surrender benefits ceded to ZALICO prior to the recapture were approximately $51,928,000 and $61,510,000 for the years ended December 31, 2012 and 2011, respectively.

Beginning January 1, 2010, the Company cedes to its affiliate, ZIC, 50% of contractual risk for new issues of its critical illness rider and a portion of business that is ceded through reinsurance pools. Effective January 1, 2012, new business previously ceded with Leschi was ceded with ZIC. Effective October 1, 2013, the Company recaptured the Level Term business reinsured with Leschi and simultaneously reinsured the recaptured in force block with ZIC. Premiums ceded to ZIC approximated $263,664,000, $32,348,000 and $1,835,000 for the years ended December 31, 2013, 2012, and 2011, respectively. Premiums ceded to ZIC in 2013 of $263,664,000 included an initial ceding premium of $128,608,000 related to the recapture and retrocession of Leschi business. Claims ceded to ZIC were approximately $14,657,000, $2,026,000 and $0 for the years ended December 31, 2013, 2012 and 2011, respectively. Changes in reserves ceded to ZIC were approximately $386,919,000, $14,646,000 and $0 for the years ended December 31, 2013, 2012 and 2011, respectively. The change in reserve ceded to ZIC for 2013 of $386,919,000 included $291,510,000 of reserves that were formerly ceded to Leschi that were recaptured and retro-ceded to ZIC on October 1, 2013.

Premiums assumed from unaffiliated companies approximated $22,176,000, $27,383,000 and $30,369,000 for the years ended December 31, 2013, 2012 and 2011, respectively. Premiums ceded to unaffiliated companies approximated $194,416,000, $201,998,000 and $207,107,000 for the years ended December 31, 2013, 2012 and 2011, respectively. Claims paid to unaffiliated companies on assumed reinsurance were approximately $23,076,000, $29,454,000 and $28,678,000 for the years ended December 31, 2013, 2012 and 2011, respectively. Claims ceded to unaffiliated companies were approximately $110,321,000, $109,580,000 and $92,978,000 for the years ended December 31, 2013, 2012 and 2011, respectively. Changes in reserves assumed from unaffiliated companies were approximately ($27,000), ($414,000) and ($182,000) for the years ended December 31, 2013, 2012 and 2011, respectively. Changes in reserves ceded to unaffiliated companies were approximately $36,970,000, $32,562,000 and $58,868,000 for the years ended December 31, 2013, 2012 and 2011, respectively.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2013 and 2012

The estimated amounts of aggregate reduction in surplus due to termination of all reinsurance agreements by either party as of December 31, 2013, 2012 and 2011, were approximately $31,813,000, $36,146,000 and $167,345,000 respectively.

9.	Surplus and Restrictions

Statutory surplus of approximately $559,991,000 and $571,973,000 as of December 31, 2013 and 2012, respectively, is the amount held for the benefit of the stockholder. The entire amount in 2013 and 2012 is designated as stockholder’s surplus for tax purposes and would not subject the Company to taxation if paid as a cash dividend.

The amount of dividends that can be paid by the Company to its stockholder without prior approval of the OIC is limited to the greater of (i) 10% of its statutory earned surplus or (ii) the statutory net income before realized gains and losses from the preceding calendar year. Earned surplus consists of funds derived from any realized net profits, and does not include unrealized capital gains or re-evaluation of assets. A dividend paid that does not meet the above specifications is defined as an “extraordinary dividend” and requires advance approval from the OIC. The maximum dividend payouts that could be made without prior approval of the OIC for the years 2014 and 2013 are $75,600,000 and $187,005,000, respectively. Dividends are determined by the board of directors.

During 2013, the Company paid ordinary dividends of $68,000,000 and $68,000,000 to FGI on June 17, 2013 and December 16, 2013, respectively, after timely notice was provided to the OIC. These distributions were considered ordinary as they were under the rolling twelve month limitations on dividends.

10.	Employees’ Retirement Plans

Prior to January 1, 2009, FGI sponsored a qualified, noncontributory defined benefit pension plan where benefits were based on years of service and the employee’s compensation during the last five years of employment. Effective January 1, 2009 the Company transitioned to a Cash Balance Program. Under the Cash Balance Program, FGI makes regular contributions to the employee’s account. The amount of these contributions is based on a percentage of an employee base pay and will vary depending on an employee’s age and length of service. However, vested employees who were age 40 and over or who had 10 or more years of service as of December 31, 2008 were “grandfathered” in the previous Pension Program. This approach helped employees closer to retirement to maintain the full value of their anticipated pension benefit.

The FGI funding policy is to make sufficient contributions to the pension plan to fully provide for employees benefits at the time of retirement.

In addition, the Company provides post-retirement benefits to retired employees through a plan also sponsored by FGI. The Company has no legal obligation for benefits under these plans. FGI charges the Company an allocated share of such contributions based on characteristics of the population of plan participants.

The expenses allocated for pension and post-retirement benefit costs were approximately $15,403,000, $363,000 and $6,884,000 for the years 2013, 2012 and 2011, respectively. Pension plan and post-retirement plan assets and liabilities are carried by FGI.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2013 and 2012

11.	Employees’ Incentive Plans

Prior to January 1, 2009, FGI and its subsidiaries had two profit sharing plans providing for cash payments to all eligible employees, the Cash Profit Sharing Plan and Deferred Profit Sharing Plan. Effective January 1, 2009 the Company transitioned from the two profit sharing plans to a 401K Savings Plan and the Short-Term Incentive Plan (“STIP”) award program.

The 401K Savings Plan includes a dollar-for-dollar Company match up to 6% of employees earned base pay. All employees, including new hires, are vested in the 401K Savings Plan immediately.

The STIP program has two drivers. The award pool funding is determined by the Company meeting its Business Operating Profit (“BOP”) goal. Secondly, the pool is distributed based on annual individual performance ratings. The majority of Farmers employees participate in the STIP award program. Up to 85% of the award can be deferred into the Company’s 401K Savings Plan.

The Company’s share of expenses for the STIP award program for the years ended December 31, 2013, 2012 and 2011 was approximately $5,946,000, $4,759,000 and $4,515,000, respectively. Additionally, the Company’s contributions to the 401K Savings Plan totaled $2,214,000, $2,114,000 and $1,723,000 for the years ended December 31, 2013, 2012, and 2011, respectively.

12.	Federal Income Taxes

The components of the Company’s net deferred tax asset (“DTA”) / deferred tax liability (“DTL”) as of December 31, 2013 and 2012 are as follows:

	2013
(in thousands of dollars)	Ordinary	Capital	Total

Gross deferred tax assets	$207,136	$36,531	$243,667
Statutory valuation allowance adjustment	-	-	-

Adjusted gross deferred tax assets	207,136	36,531	243,667

Deferred tax assets nonadmitted	(91,123)	(3,041)	(94,164)

Subtotal Net admitted deferred tax assets	116,013	33,490	149,503

Deferred tax liabilities	(48,356)	(119)	(48,475)

Net admitted deferred tax asset	$67,657	$33,371	$101,028

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2013 and 2012

	2012
(in thousands of dollars)	Ordinary	Capital	Total

Gross deferred tax assets	$197,739	$51,571	$249,310
Statutory valuation allowance adjustment	-	-	-

Adjusted gross deferred tax assets	197,739	51,571	249,310

Deferred tax assets nonadmitted	(87,058)	(5,069)	(92,127)

Subtotal Net admitted deferred tax assets	110,681	46,502	157,183

Deferred tax liabilities	(44,277)	(31)	(44,308)

Net admitted deferred tax asset	$66,404	$46,471	$112,875

	Change
(in thousands of dollars)	Ordinary	Capital	Total

Gross deferred tax assets	$9,397	$(15,040)	$(5,643)
Statutory valuation allowance adjustment	-	-	-

Adjusted gross deferred tax assets	9,397	(15,040)	(5,643)

Deferred tax assets nonadmitted	(4,065)	2,028	(2,037)

Subtotal net admitted deferred tax assets	5,332	(13,012)	(7,680)

Deferred tax liabilities	(4,079)	(88)	(4,167)

Net admitted deferred tax asset	$1,253	$(13,100)	$(11,847)

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2013 and 2012

The SSAP No. 101 admission calculation components are as follows:

	2013
(in thousands of dollars)	Ordinary	Capital	Total

Federal income taxes paid in prior years recoverable through loss carrybacks	$67,657	$-	$67,657

Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from above) after application of the threshold limitation below	-	33,371	33,371

Adjusted gross deferred tax assets expected to be realized following the balance sheet date	-	33,371	33,371

Adjusted gross deferred tax assets allowed per limitation threshold	NA	NA	69,835

Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from above offset by gross deferred tax liabilities)	48,356	119	48,475

Deferred tax assets admitted as the result of application of SSAP No. 101	$116,013	$33,490	$149,503

Ratio percentage used to determine recovery period and threshold limitation amount			686%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation above			$496,494

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2013 and 2012

	2012
(in thousands of dollars)	Ordinary	Capital	Total

Federal income taxes paid in prior years recoverable through loss carrybacks	$66,404	$-	$66,404

Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from above) after application of the threshold limitation below	-	46,471	46,471

Adjusted gross deferred tax assets expected to be realized following the balance sheet date	-	46,471	46,471

Adjusted gross deferred tax assets allowed per limitation threshold	NA	NA	69,855

Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from above offset by gross deferred tax liabilities)	44,277	31	44,308

Deferred tax assets admitted as the result of application of SSAP No. 101	$110,681	$46,502	$157,183

Ratio percentage used to determine recovery period and threshold limitation amount			669%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation above			$494,483

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2013 and 2012

	Change
(in thousands of dollars)	Ordinary	Capital	Total

Federal income taxes paid in prior years recoverable through loss carrybacks	$1,253	$-	$1,253

Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from above) after application of the threshold limitation below	-	(13,100)	(13,100)

Adjusted gross deferred tax assets expected to be realized following the balance sheet date	-	(13,100)	(13,100)

Adjusted gross deferred tax assets allowed per limitation threshold	NA	NA	(20)

Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from above offset by gross deferred tax liabilities	4,079	88	4,167

Deferred tax assets admitted as the result of application of SSAP No. 101	$5,332	$(13,012)	$(7,680)

Ratio percentage used to determine recovery period and threshold limitation amount			17%

Amount of adjusted capital and surplus used to determine recovery period and threshold limitation above			$2,011

The impacts of tax planning strategies on the Company’s DTAs are as follows:

	2013
	Ordinary Percent	Capital Percent

Determination of adjusted gross deferred tax assets and net admitted deferred tax assets by tax character as a percentage
Adjusted gross DTAs	$207,136	$36,531
Percentage of total adjusted gross DTAs by character admitted because of the tax impact of tax planning strategies attributable to that tax character	0%	100%
Net admitted adjusted gross DTAs	$116,013	$33,490
Percentage of net admitted adjusted gross DTAs by tax character admitted because of tax planning strategies attributable to that tax character	0%	100%

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2013 and 2012

	2012
	Ordinary Percent	Capital Percent

Determination of adjusted gross deferred tax assets and net admitted deferred tax assets by tax character as a percentage
Adjusted gross DTAs	$197,739	$51,571
Percentage of total adjusted gross DTAs by character admitted because of the tax impact of tax planning strategies attributable to that tax character	0%	100%
Net admitted adjusted gross DTAs	$110,681	$46,502
Percentage of net admitted adjusted gross DTAs by tax character admitted because of tax planning strategies attributable to that tax character	0%	100%

	Change
	Ordinary Percent	Capital Percent

Determination of adjusted gross deferred tax assets and net admitted deferred tax assets by tax character as a percentage
Adjusted gross DTAs	$9,397	$(15,040)
Percentage of total adjusted gross DTAs by character admitted because of the tax impact of tax planning strategies attributable to that tax character	0%	0%
Net admitted adjusted gross DTAs	$5,332	$(13,012)
Percentage of net admitted adjusted gross DTAs by tax character admitted because of tax planning strategies attributable to that tax character	0%	0%

The Company’s tax planning strategies do not include the use of reinsurance.

The Company is currently recognizing all deferred tax liabilities.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2013 and 2012

Current income taxes incurred for the years ended December 31, 2013, 2012 and 2011 consisted of the following major components:

(in thousands of dollars)	2013	2012	2011

Current income tax
Federal income tax	$130,742	$99,729	$66,040
Federal income tax on net capital gains	3,830	12,360	7,191
Utilization of capital loss carry-forwards	(8,097)	(20,676)	(11,747)
Other	(6,059)	(1,872)	3,236

Federal income taxes incurred	$120,416	$89,541	$64,720

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2013 and 2012

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities as of December 31, 2013 and 2012 were as follows:

(in thousands of dollars)	2013	2012	Change

Deferred tax assets
Ordinary
Deferred acquisition costs	$103,361	$99,327	$4,034
Life insurance reserves	80,241	84,080	(3,839)
Nonadmitted assets	9,073	7,154	1,919
Compensation and benefits accrual	9,477	5,200	4,277
Depreciable assets	3,403	512	2,891
Other	1,581	1,466	115

	207,136	197,739	9,397

Statutory valuation allowance adjustment		-	-
Nonadmitted deferred tax assets	(91,123)	(87,058)	(4,065)

Admitted ordinary deferred tax assets	116,013	110,681	5,332

Capital
Net capital loss carryforward	-	11,695	(11,695)
Investments	36,531	38,645	(2,114)
Real Estate - nonadmitted	-	1,231	(1,231)

	36,531	51,571	(15,040)

Statutory valuation allowance adjustment		-	-
Nonadmitted deferred tax assets	(3,041)	(5,069)	2,028

Admitted capital deferred tax assets	33,490	46,502	(13,012)

Admitted deferred tax assets	149,503	157,183	(7,680)

Deferred tax liabilities
Ordinary
Deferred and uncollected premium	34,429	33,929	500
Market discount on bonds	8,963	10,348	(1,385)
Other	4,964	-	4,964

Total ordinary deferred tax liabilities	48,356	44,277	4,079

Capital
Investments	99	-	99
Unrealized gain on investments	20	31	(11)

Total capital deferred tax liabilities	119	31	88

Total deferred tax liabilities	48,475	44,308	4,167

Net admitted deferred tax assets	$101,028	$112,875	$(11,847)

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2013 and 2012

The change in net deferred income taxes as of December 31, 2013 and 2012 was composed of the following:

(in thousands of dollars)	2013	2012	Change

Total deferred tax assets	$243,667	$249,310	$(5,643)
Total deferred tax liabilities	(48,475)	(44,308)	(4,167)

Net deferred tax asset (liability)	$195,192	$205,002	(9,810)

Tax effect of unrealized gains (losses)			(11)

Change in net deferred income tax (charge) benefit			$(9,821)

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate at 35% to income before income taxes. The significant items causing this difference are as follows:

(in thousands of dollars)	2013	2012	2011

Provision computed at statutory rate	$77,227	$113,580	$76,585
Amortization of interest maintenance reserve	(2,350)	(1,301)	(413)
Separate account dividend received deduction	(228)	(228)	(263)
Nonadmitted assets	(688)	(1,137)	(1,174)
Section 332 subsidiary liquidation	56,642	-	-
Other	(366)	752	(151)

	$130,237	$111,666	$74,584

Federal income tax incurred-operations	$126,504	$98,179	$69,276
Tax on capital losses	(6,088)	(8,638)	(4,556)
Change in net deferred income tax	9,821	22,125	9,864

Total statutory income taxes	$130,237	$111,666	$74,584

As of December 31, 2013, the Company did not have any operating loss carry-forwards or capital loss carry forwards.

The following are income taxes incurred in the current and prior years that will be available for recoupment in the event of future net losses:

(in thousands of dollars)	Amount

2013	$130,742
2012	85,390
2011	59,613

There were no deposits admitted under IRC §6603.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2013 and 2012

The Company’s federal income tax return is consolidated with the following entities, with Farmers Group, Inc. (d.b.a Farmers Underwriters Association) as the parent:

Farmers Group, Inc. (d.b.a. Farmers Underwriters Association)

Truck Underwriters Association

Fire Underwriters Association

FIG Holding Company

FIG Leasing Company, Inc.

Prematic Service Corporation California

Prematic Service Corporation Nevada

Farmers Value Added, Inc.

Farmers Services Corporation

Farmers Underwriters Association

Farmers Reinsurance Company

Leschi Life Assurance Company

The method of allocation between the companies is subject to a written agreement, which has been approved by the Board of Directors. Allocation is based upon separate return calculations with an immediate benefit for a taxable loss which is utilized in the current year consolidated return. Intercompany tax balances are settled annually within 30 days after the filing of the consolidated federal income tax return, the payment of an estimated payment, an additional assessment of the consolidated tax liability, a refund of the consolidated tax liability or any other reduction to the member’s apportioned tax liability in accordance with the tax sharing agreement.

The Company adheres to the provisions of the Life Insurance Company Income Tax Act of 1959 as amended by the 1984 and 1986 Tax Reform Acts.

The Company did not accrue any interest and penalties related to income tax contingencies.

The Company does not have any tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of the reporting date.

13.	Contingencies

The Company is subject to guaranty fund and other assessments by the states in which it writes business. Guaranty fund assessments are accrued at the time of insolvencies as they become known to the Company, if they are material. Other assessments are accrued at the time of assessment, or, in the case of loss-based assessments, at the time the losses are incurred. Based upon information provided by the National Organization of Life and Health Insurance Guaranty Associations (“NOLHGA”), the Company has accrued

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2013 and 2012

liabilities for guaranty fund assessments of $3,041,000 and $3,597,000 for years 2013 and 2012, respectively; and related premium tax benefit assets of $2,390,000 and $2,462,000 for years 2013 and 2012, respectively. The amounts represent management’s best estimates based on information received from the states in which the Company writes business and may change due to many factors including the Company’s share of the ultimate cost of current insolvencies.

The Company is periodically subject to lawsuits arising from the normal course of its business activities. These actions are in various stages of discovery and development, and some seek punitive as well as compensatory damages. In the opinion of management, the Company has not engaged in any conduct that should warrant the award of any material punitive or compensatory damages. Acting on the advice of counsel, the Company intends to vigorously defend its position in each case, and management believes that, while it is not possible to predict the outcome of such matters with absolute certainty, ultimate disposition of these proceedings should not have a material adverse effect on the Company’s statements of assets, liabilities, capital and surplus, results of operations or cash flows.

14.	Commitments

In 2013 as part of the Company’s investment strategy, it entered into a commitment with Prudential to invest $700,000,000 in private placement securities. The remaining commitment for investment in private placement securities as of December 31, 2013 was approximately $201,700,000. The Company also entered into a commitment to invest $300,000,000 in direct commercial mortgages. The remaining commitment for investment in direct commercial mortgages as of December 31, 2013 was approximately $217,185,000.

In December 2005, the Company sold real property occupied by the Company for $39,550,000. Under the terms of the agreement, the Company is leasing back the property from the purchaser for a period of 15 years. The sale-leaseback transaction does not include any form of continuing involvement that would preclude the Company from using sale-leaseback accounting. The Company is accounting for the leaseback as an operating lease.

The gain of approximately $29,250,000 realized in this transaction has been deferred and is being amortized to income in proportion to rent charged over the term of the lease. The Company recognized approximately $1,937,000, $1,884,000 and $1,834,000 of this gain for the year ended December 31, 2013, 2012 and 2011, respectively. The liability for the remaining deferred gain on sale as of December 31, 2013 and 2012 was $15,090,000 and $17,027,000, respectively, and is included in other liabilities on the balance sheet.

The lease contains 4 successive renewal options, each to extend the lease upon expiration for an additional 5 years. For the year ended December 31, 2013, the total minimum rental expense incurred by the Company under this lease was approximately $2,834,000.

Statutory guidance provides that an operating expense lease should be recognized on a straight-line basis over the lease term, even if payments are not made on a straight-line basis. Accordingly, the lease will be recognized at the rate of approximately $2,834,000 per year for the original lease period of 15 years.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2013 and 2012

As of December 31, 2013, the future minimum rental payments required by leases are as follows:

(in thousands of dollars)

Years Ending December 31,
2014	$2,894
2015	2,974
2016	3,056
2017	3,140
2018	3,226
Thereafter	6,627

Total future minimum payments required*	$21,917

*	Minimum payments have not been reduced by minimum sublease rentals of $127,000 due in the future under non-cancelable subleases.

The following schedule shows the composition of total rental expense for all operating leases except those with terms of a month or less that were not renewed:

	Years Ending December 31,
(in thousands of dollars)	2013	2012	2011

Minimum rentals	$2,834	$2,834	$2,834
Less: Sublease rentals	(51)	(49)	(47)

	$2,783	$2,785	$2,787

15.	Equity-Indexed Annuities

The Company is licensed to sell an equity-indexed annuity product but is not currently actively marketing this product. At the end of its 7-year term, this product credited interest to the annuitant at a rate based on a specified portion of the change in the value of the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), subject to a guaranteed annual minimum return.

To hedge the interest liability generated on the annuities as the index rises, the Company had purchased call options on the S&P 500 Index. The Company considered such call options to be held as an economic hedge.

The S&P 500 call options were reported as derivatives, at fair value as computed using the Black-Scholes model under the “Asian” methodology. Mark-to-market accounting was used to account for call options. Pursuant to SSAP No. 86, Accounting for Derivative Instruments and Hedging Activities, the Company recognized the change between the cost of the S&P 500 call options and its corresponding fair value as a change in net unrealized capital gains or losses in the statement of changes in capital and surplus.

As of December 31, 2013 and 2012, the Company held no call options. For the year ending December 31, 2012, the amount of the change in unrealized hedging gains recorded in unassigned surplus was approximately $488,000.

The cash requirement of the S&P 500 call options consisted of the initial premium paid to purchase the index options. Should a liability exist to the annuitant at maturity of the annuity policy, the

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2013 and 2012

termination or maturity of the option contracts would generate positive cash flows to the Company. The appropriate amount of cash would then be remitted to the annuity participant based on the respective participant rate. The S&P 500 call options were generally expected to be held for a 7-year term, but could be terminated at any time.

In 2012, the Company had 585 S&P 500 call option contracts that expired upon reaching their 7-year term. The expired S&P 500 call options were acquired in February through April, July, August, October and November 2005, with contract values of $702,000 and carrying values of $111,000 at the date of expiration. The Company received total proceeds of $0 from the expired options, resulting in realized losses of $111,000 for the year ended December 31, 2012. Gains and losses related to these S&P 500 call options were reported in the net realized capital gains and losses item in the statement of operations. Additionally, the Company sold 1,655 call options contracts with contract value of $2,147,000 acquired in May, June, September of 2005 and December 2005 through July 2007. Total proceeds from the sales were $16,101, and resulted in a total realized loss of $402,000 for the year ended December 31, 2012. Due to the market conditions over the past several years, these call options were far out of the money and were sold due to their ineffective hedge against the equity-indexed annuity products sold by the Company.

There are certain risks associated with the S&P 500 call options, primarily with respect to significant movements in the United States stock market and counterparty nonperformance. The Company believed that the counterparties to its S&P 500 call option agreements were financially responsible and that the counterparty risk associated with these transactions was minimal.

16.	Separate Accounts

The Company is licensed to issue VUL and deferred variable annuity contracts. Effective September 30, 2012, the Company stopped issuing new variable annuity contracts. The assets and liabilities held for VUL, Farmers EssentialLife VUL, Accumulator VUL and deferred variable annuity contracts are held in the Accounts, which are legally segregated from the general assets of the Company. As of December 31, 2013, there were 36 subaccounts available for the VUL products, 47 subaccounts available for variable annuity, 34 subaccounts available for Farmers EssentialLife VUL and 23 subaccounts available for the Accumulator VUL product. The sub-accounts invest in underlying mutual fund portfolios. Shares of each portfolio are purchased and redeemed at net asset value, without a sales charge. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that same portfolio. The deposits collected for variable contracts are invested at the direction of the contract holders in the subaccounts that comprise the Accounts. Absent any contract provisions wherein the Company contractually guarantees either a minimum return or account value, the contract holders bear the investment risk that the subaccounts may not meet their stated objectives. The assets of the Accounts are carried at fair value. The Accounts’ liabilities represent the contract holders’ claims to the related assets. Investment income and realized capital gains and losses of the Accounts accrue directly to the contract holders and, therefore, are not included in the Company’s statutory basis statements of operations. Mortality, policy administration, and surrender charges to all accounts are included in the revenues of the Company.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2013 and 2012

As of December 31, 2013 the separate account assets that are legally insulated from the general account claims are as follows:

(in thousands of dollars)	Legally Insulated Assets

Farmers Variable Annuity	$258,775
Farmers Variable Universal Life	276,853
Farmers LifeAccumulator VUL	23,431
Farmers EssentialLife VUL	55,522

$614,581

Only the Company’s Variable Annuity has separate account products with guarantees backed by the general account. The maximum guarantee for separate account products as of December 31, 2013 is $417,704,000. The fund value is $415,566,000. The maximum guarantee excess is $2,138,000.

The risk charges paid by the separate account to the general account for the past five years as compensation for the risk taken by the general account are as follows:

(in thousands of dollars)
Year	Risk Charges

2013	$339
2012	311
2011	320
2010	318
2009	N/A

The amounts paid by the general account due to separate account guarantees during the past five years consisted of the following:

(in thousands of dollars)
Year	Separate Account Guarantees

2013	$138
2012	217
2011	202
2010	379
2009	580

Premiums, considerations or deposits received for the years ended December 31, 2013, 2012 and 2011, were approximately $74,343,000, $77,273,000 and $76,143,000, respectively.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2013 and 2012

Reserves for accounts with assets as of December 31, 2013 and 2012, at market value are approximately $585,999,000 and $483,539,000, respectively. The entire reserve amount is subject to discretionary withdrawal. Since all investment returns are credited directly to the policyholders, no reserves are held for asset default risk in lieu of AVR.

A reconciliation of net transfers to separate accounts for the years ended December 31, 2013, 2012 and 2011 is as follows:

(in thousands of dollars)	2013	2012	2011

Transfers (from)/to as reported in the summary of operations of the separate accounts	$(12,838)	$117	$5,662
Less: Sundry general income/(expense)	104	23	(24)

Net transfers (from)/to separate accounts	$(12,734)	$140	$5,638

17.	Premium and Annuity Considerations Deferred and Uncollected

The following are deferred and uncollected life and accident and health insurance premiums and annuity considerations as of December 31, 2013 and 2012:

	2013		2012
(in thousands of dollars)	Gross	Net of Loading	Gross	Net of Loading

Type
Ordinary new business	$12,667	$2,250	$16,320	$2,630
Ordinary renewal	164,325	97,331	164,080	98,306

	$176,992	$99,581	$180,400	$100,936

18.	Analysis of Annuity Actuarial Reserves and Deposit-Type Liabilities By Withdrawal Characteristics

The following is the analysis of annuity actuarial reserves and deposit-type liabilities by withdrawal characteristics as of December 31, 2013 and 2012:

(in thousands of dollars)	2013	2012

Subject to discretionary withdrawal
At book value, less current surrender charge of 5% or more	$367,829	$382,312
At market value	257,121	232,786

Total with adjustment or at market value	624,950	615,098

At book value without adjustment (minimal or no charge or adjustment)	1,553,863	1,549,088
Not subject to discretionary withdrawal	609,234	626,165

	$2,788,047	$2,790,351

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2013 and 2012

19.	Reconciliation to Annual Statement

In FNWL’s 2013 annual statement, the Company had reported the receipt of the $42,101,000 in remaining cash from the Leschi dissolution as a capital gain. The non-cash transfer of the $15,777,000 in Leschi current tax assets that also resulted from the dissolution of Leschi was reported by the Company in its annual statement as an aggregate write-in for gains in surplus. Upon review, it was determined that a more appropriate treatment under SSAP No. 97, “Investments in Subsidiary, Controlled, and Affiliated Entities” would have been to recognize both of these distributions as net investment income. Accordingly, both of these amounts have been reclassified in these audited financial statements.

The following is a reconciliation of the differences between the 2013 annual statement and the audited financial statements:

(in thousands of dollars)

Statutory statement of operations	2013
Net investment income
Annual Statement, as originally filed	$280,134
Reclassification to net investment income per SSAP No. 97 for final distribution of Leschi assets	57,878

Audited statutory financial statements as reported herein	$338,012

Net realized gains
Annual Statement, as originally filed	$62,032
Reclassification to net investment income per SSAP No. 97 for final cash distribution from Leschi	(42,101)

Audited statutory financial statements as reported herein	$19,931

(in thousands of dollars)

Statutory statement of changes in capital and suplus	2013
Net income
Annual Statement, as originally filed	$79,755
Reclassification to net investment income per SSAP No. 97 for final non-cash distribution of Leschi current tax assets	15,777

Audited statutory financial statements as reported herein	$95,532

Aggregate write-ins for gains in surplus
Annual Statement, as originally filed	$15,777
Reclassification to net investment income per SSAP No. 97 for final non-cash distribution of Leschi current tax assets	(15,777)

Audited statutory financial statements as reported herein	$-

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2013 and 2012

These reclassifications had no impact on ending surplus as of December 31, 2013.

20.	Subsequent Events

As of the report date, there have been no events occurring subsequent to the close of the Company’s books or accounts for the accompanying financial statements that would have a material effect on the Company’s statutory financial statements.

SUPPLEMENTAL SCHEDULES

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Supplemental Schedule of Assets and Liabilities

Year Ended December 31, 2013

The following is a summary of certain financial data included in other exhibits and schedules subjected to audit procedures by independent accountants and utilized by actuaries in the determination of reserves:

Investment income earned
U.S. government bonds	$18,587,503
Other bonds (unaffiliated)	244,111,062
Common stocks of affiliates	57,877,372
Mortgage loans	376,641
Real estate	8,647,820
Contract loans	22,413,774
Cash, cash equivalents and short-term investments	26,088
Aggregate write-ins for investment income	294,341

Total gross investment income	$352,334,601

Real estate owned - book value less encumbrances	$51,364,105

Mortgage loans - book value
Commercial mortgages	$82,814,676

Total mortgage loans	$82,814,676

Mortgage loans by standing - book value
Good standing	$82,814,676

Other long-term invested assets (Schedule BA) - statement value	$24,333,152

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Supplemental Schedule of Assets and Liabilities

Year Ended December 31, 2013

Bonds and short-term investments by class and maturity
Bonds by maturity-statement value
Due with 1 year or less	$617,440,330
Over 1 year through 5 years	1,778,197,681
Over 5 years through 10 years	1,789,998,498
Over 10 years through 20 years	749,554,035
Over 20 years	773,509,502

Total by maturity	$5,708,700,046

Bonds by class - statement value
Class 1	$4,435,908,882
Class 2	1,211,817,680
Class 3	47,083,426
Class 4	3,000,000
Class 5	10,488,458
Class 6	401,600

Total by class	$5,708,700,046

Total bonds publicly traded	$4,878,002,325

Total bonds privately placed	$830,697,721

Short-term investments - book value	$84,880,494

Cash on deposit	$(4,690,379)

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Supplemental Schedule of Assets and Liabilities

Year Ended December 31, 2013

(in thousands of dollars)
Life insurance in force
Industrial	$-

Ordinary	$78,790,299

Credit life	$-

Group life	$21,563,045

Amount of additional accidental death benefits in force under ordinary policies	$2,843,220

Life insurance policies with disability provisions in force
Industrial	$-

Ordinary	$42,724,402

Credit life	$-

Group life	$250

Supplementary contracts in force
Ordinary - not involving life contingencies Amount on deposit	$24,391,912

Income payable	$112,138

Ordinary - involving life contingencies Income payable	$132,405

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Supplemental Schedule of Assets and Liabilities

Year Ended December 31, 2013

Annuities
Ordinary
Immediate-amount of income payable	$54,935,257

Deferred-fully paid-account balance	$464,864,001

Deferred-not fully paid account balance	$1,536,498,541

Accident and health insurance-premiums in force
Ordinary	$16,049,688

Group	$24

Credit	$-

Deposit funds and dividend accumulations
Deposit funds-account-balance	$114,856,638

Other accidental and health
2013	$1,374,000

2012	$1,997,000

2011	$4,395,000

2010	$1,712,000

2009	$1,808,000

Prior years	$1,038,000

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Supplemental Summary Investment Schedule and

Investment Risk Interrogatories

Year Ended December 31, 2013

The following is a summary of certain financial data included in other exhibits and schedules in the Company’s 2013 statutory annual financial statement as filed with state regulatory authorities.

The Company’s gross investment holdings as filed in the 2013 Annual Statement are $6,198,964,303.

	Gross Investment Holdings		Admitted Assets as Reported in the Annual Statement
	Amount	Percentage	Amount	Percentage

Investment Categories
Bonds
U.S. treasury securities	$622,622,046	10.0%	$622,622,046	10.0%
U.S. government obligations issued by U.S. government-sponsored agencies	9,337,303	0.2	9,337,303	0.2
Foreign government (including Canadian, excluding mortgage-backed securities)	39,810,298	0.6	39,810,298	0.6
Securities issued by states, territories and possessions and political subdivisions in the U.S.	16,949,212	0.3	16,949,212	0.3
Political subdivisions of state, territories and possessions general obligations	42,289,659	0.7	42,289,659	0.7
Revenue and assessment obligations Mortgage-backed securities	131,811,583	2.1	131,811,583	2.1
Pass-through securities Guaranteed by GNMA	23,831,495	0.4	23,831,495	0.4
Issued by FNMA, FHLMC & GNMA	271,274,875	4.4	271,274,875	4.4
All other	364,001	0.0	364,001	0.0
CMOs and REMICs
Issued by FNMA and FHLMC	416,375,108	6.7	416,375,108	6.7
Issued by non-U.S. government issuers
All other	921,294,494	14.9	921,294,494	14.9

Other debt and other fixed income securities (excludes short-term)
Unaffiliated domestic securities (includes credit tenant loans rated by the SVO)	2,662,342,333	42.9	2,662,342,333	42.9
Unaffiliated foreign securities	465,517,136	7.5	465,517,136	7.5

Equity interests
Preferred stocks	-	0.0	-	0.0
Unaffiliated	-	0.0	-	0.0

Mortgage loans
Commercial loans	82,814,676	1.3	82,814,676	1.3

Real estate investments
Property held for the production of income	43,195,623	0.7	43,195,623	0.7
Property held for sale	8,168,482	0.1	8,168,482	0.1

Contract loans	293,156,999	4.7	293,156,999	4.7

Receivables for Securities	211,483	0.0	211,483	0.0

Securities Lending	43,074,230	0.7	43,074,230	0.7

Cash, cash equivalents and short-term investments	80,190,115	1.3	80,190,115	1.3
Other invested assets	24,333,152	0.4	24,333,152	0.4

Total invested assets	$6,198,964,303	100.0%	$6,198,964,303	100.0%

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Supplemental Summary Investment Schedule and

Investment Risk Interrogatories

Year Ended December 31, 2013

The Company’s total admitted assets, excluding separate account assets, as filed in the 2013 Annual Statement were $6,526,383,678.

The Company’s ten largest exposures to a single issuer/borrower/investment, excluding U.S. government, U.S. government agency securities and those U.S. government money market funds listed in the Appendix to the NAIC SVO Purposes and Procedures Manual as exempt, property occupied by the Company and policy loans are as follows:

Investments	Description of Exposure	Amount	Percentage of Total Admitted Assets

Mount Rosa Evans 2 LLC	Corporate bonds	$99,196,700	1.5%
JP Morgan Chase & Co	Corporate bonds	86,305,345	1.3
JP Morgan US Government MMF	Short-term money market	74,166,886	1.1
General Electric CAP Corp	Corporate bonds	71,320,621	1.1
Wells Fargo & Co	Corporate bonds	52,948,358	0.8
Goldman Sachs Group Inc.	Corporate bonds	51,987,368	0.8
Short-Term Investment (Securities Lending Program)	Securities lending	43,074,230	0.7
WAL-MART Stores	Corporate bonds	40,317,063	0.6
Berkshire Hathaway Inc	Corporate bonds	35,455,670	0.5
Morgan Stanley	Corporate bonds	34,514,707	0.5

The amounts and percentages of the Company’s total admitted assets held in bonds and preferred stocks by NAIC rating are as follows:

	Bonds			Preferred Stocks
	Book Value	Percentage		Book Value	Percentage

NAIC - 1	$4,435,908,882	68.0%	P/RP - 1	$-	-
NAIC - 2	1,211,817,680	18.6	P/RP - 2	-	-
NAIC - 3	47,083,426	0.7	P/RP - 3	-	-
NAIC - 4	3,000,000	0.0	P/RP - 4	-	-
NAIC - 5	10,488,458	0.2	P/RP - 5	-	-
NAIC - 6	401,600	0.0	P/RP - 6	-	-

	$5,708,700,046			$-

The Company holds admitted assets in foreign investments of approximately $367,198,902 or 5.6% of total admitted assets.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Supplemental Summary Investment Schedule and

Investment Risk Interrogatories

Year Ended December 31, 2013

The amounts and percentages of the Company’s total admitted assets held in aggregate foreign investment exposures categorized by NAIC sovereign rating are as follows:

	Amount	Percentage of Total Admitted Assets

Countries rated NAIC - 1	$326,568,603	5.0%
Countries rated NAIC - 2	11,264,936	0.2
Countries rated NAIC - 3 or below	29,365,363	0.4

	$367,198,902	5.6%

The Company’s largest foreign investment exposures to a single country, categorized by the country’s NAIC sovereign rating:

	Amount	Percentage of Total Admitted Assets

Countries rated NAIC - 1
Great Britain	$92,608,477	1.4%
Austrailia	48,123,613	0.7

Countries rated NAIC - 2
Ireland	11,264,936	0.2

Countries rated NAIC - 3 or below
Supranational	11,726,952	0.2
Marshall Islands	9,645,000	0.1

Questions 7 through 9 are not applicable as the Company does not have unhedged foreign currency exposure.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Supplemental Summary Investment Schedule and

Investment Risk Interrogatories

Year Ended December 31, 2013

The Company’s ten largest non-sovereign foreign issues and related amounts and percentages of total admitted assets are listed below:

NAIC Rating	Issuer	Amount	Percentage of Total Admitted Assets

2FE	British Telecom PLC	$18,698,514	0.3%
2FE	Deutsche Tel Fin	15,673,576	0.3
1FE	Westpac Banking Corp	15,007,591	0.3
1FE	Philips Electronics NV	14,912,025	0.2
1FE	HBOS Treasury Services	13,631,449	0.2
1FE	UBS AG Stamford	11,993,271	0.2
1FE	CODELCO Inc	11,960,663	0.2
1FE	Credit Suisse New York	11,300,369	0.2
2FE	Kerry Group Fin Services	11,264,936	0.2
1FE	HSBC Holdings PLC	10,291,461	0.2

The Company holds Canadian investments of approximately $151,213,021 or 2.32% of total admitted assets, which is below the threshold of 2.50%.

Question 12 is not applicable as the Company does not hold any investments with contractual sales restrictions.

The Company holds admitted assets in equity interests of approximately $24,333,000 or 0.37% of total admitted assets, which is below the threshold of 2.50%.

The Company’s three largest equity interests held and the percentage of admitted assets held are listed below:

Investments	Amount	Percentage Total Admitted Assets

FLREC, LLC	$24,007,014	0.368%
Stark Investment	175,614	0.003
Canyon Value Realization	150,524	0.002

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Supplemental Summary Investment Schedule and

Investment Risk Interrogatories

Year Ended December 31, 2013

The Company holds approximately $82,814,676 or 1.3% of total admitted assets, in mortgage loans, which is below the threshold of 2.50%. These mortgage loans are all commercial mortgage loans with loan-to-value ratios below 70%.

The Company holds approximately $51,364,105 or 0.78% of total admitted assets, in investment real estate properties, which is below the threshold of 2.50%.

The Company holds the following amounts in securities lending arrangements (not including assets held as collateral for such transactions) as of:

Date	Amount	Percentage of Total Admitted Assets

March 31, 2013 (unaudited)	$12,132,268	Not applicable
June 30, 2013 (unaudited)	271,385,738	Not applicable
September 30, 2013 (unaudited)	203,278,757	Not applicable
December 31, 2013	218,220,978	3.3%

Question 21 is not applicable as the Company does not hold any investments in warrants, options, caps and floors.

Questions 22 and 23 are not applicable as the Company holds no investments in collars, swaps, forwards or futures contracts.

Farmers Annuity Separate

Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Financial Statements

December 31, 2013

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Report of Independent Registered Public Accounting Firm

To the Board of Directors of

Farmers New World Life Insurance Company and the

Contract Holders of Farmers Annuity Separate Account A

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets, present fairly, in all material respects, the financial position of each of the portfolios constituting the Farmers Annuity Separate Account A of Farmers New World Life Insurance Company (the “Account”) [comprised of the VP SRI Mid Cap Growth Portfolio of the Calvert Variable Series, Inc.; the Opportunistic Small Cap and the Quality Bond Portfolios of the Dreyfus Variable Investment Fund – Service Class Shares; the Socially Responsible Growth Fund of the Dreyfus Socially Responsible Growth Fund, Inc. – Service Class Shares; the Bond, the Core Equity, the Global Small Cap Growth, and the International VIPs of the DWS Variable Series I – Class A Shares; the Government & Agency Securities, the High Income, the Large Cap Value, the Money Market, and the Small Mid Cap Growth VIPs of the DWS Variable Series II – Class A Shares; the VIP Growth, the VIP Index 500, and the VIP Mid Cap Portfolios of Fidelity Variable Insurance Products (“VIP”) Funds – Service Class Shares; the VIP Freedom 2005, the VIP Freedom 2010, the VIP Freedom 2015, the VIP Freedom 2020, the VIP Freedom 2025, the VIP Freedom 2030, and the VIP Freedom Income Portfolios of Fidelity VIP Freedom Funds – Service Class 2 Shares; the VIP FundsManager 20%, the VIP FundsManager 50%, the VIP FundsManager 70%, and the VIP FundsManager 85% Portfolios of Fidelity VIP FundsManager Portfolios – Service Class 2 Shares; the Developing Markets Securities, the Small—Mid Cap Growth Securities, and the Small Cap Value Securities Funds of the Franklin Templeton Variable Insurance Products Trust – Class 2 Shares; the Mid Cap Value, the Strategic Growth, and the Structured Small Cap Equity Funds of the Goldman Sachs Variable Insurance Trust – Institutional Class Shares; the Balanced Portfolio (Service Shares), the Enterprise Portfolio (Service Shares) and the Forty Portfolio (Institutional Shares) of the Janus Aspen Series; the VIT Foreign Bond (U.S. Dollar-Hedged) and the VIT Low Duration Portfolios of the PIMCO Variable Insurance Trust – Administrative Class Shares; the Principal Capital Appreciation, the Equity Income, the MidCap, and the SmallCap Growth II Accounts of the Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds; the SAM Balanced, the SAM Conservative Balanced, the SAM Conservative Growth, the SAM Flexible Income, and the SAM Strategic Growth Portfolios of the PVC – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios] at December 31, 2013, the results of each of their operations for the year then ended and the changes in each of their net assets for each of the years ended December 31, 2013 and 2012, in conformity with accounting principles generally accepted in the United States of America. These financial statements (hereafter referred to as “financial statements”) are the responsibility of the Account’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP Signed

Seattle, Washington

April 30, 2014

2

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Assets and Liabilities

December 31, 2013

	Calvert Variable Series, Inc.	Dreyfus Variable Investment Fund – Service Class Shares		The Dreyfus Socially Responsible Growth Fund, Inc. – Service Class Shares	DWS Variable Series I – Class A Shares

	VP SRI Mid Cap Growth Portfolio	Opportunistic Small Cap Portfolio	Quality Bond Portfolio	Socially Responsible Growth Fund	Bond VIP	Core Equity VIP	Global Small Cap Growth VIP	International VIP
Assets
Investments, at fair value	$438,486	$2,952,315	$1,200,340	$381,253	$5,220,037	$3,464,437	$5,671,979	$5,832,324

Dividends receivable	-	-	-	-	-	-	-	-

Total assets	438,486	2,952,315	1,200,340	381,253	5,220,037	3,464,437	5,671,979	5,832,324

Liabilities
Payable to Farmers New World Life Insurance Company	495	3,281	1,390	412	5,894	4,044	6,353	6,466

Total liabilities	495	3,281	1,390	412	5,894	4,044	6,353	6,466

Net assets	$437,991	$2,949,034	$1,198,950	$380,841	$5,214,143	$3,460,393	$5,665,626	$5,825,858

Accumulation units outstanding	24,340	198,930	81,489	30,502	374,922	250,404	253,751	729,775

Unit value of accumulation units	$17.99	$14.82	$14.71	$12.49	$13.91	$13.82	$22.33	$7.98

Shares owned in each portfolio	11,619	63,986	101,724	8,712	947,376	300,211	327,671	643,744

Market value per share	$37.74	$46.14	$11.80	$43.76	$5.51	$11.54	$17.31	$9.06

Cost of investments	$288,463	$1,688,169	$1,090,827	$262,266	$5,402,222	$2,178,437	$2,651,716	$4,510,713

The accompanying notes are an integral part of these financial statements.

3

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Assets and Liabilities

December 31, 2013

	DWS Variable Series II – Class A Shares					Fidelity Variable Insurance Products (VIP) Funds – Service Class Shares
	Government & Agency Securities VIP	High Income VIP	Large Cap Value VIP	Money Market VIP	Small Mid Cap Growth VIP	VIP Growth Portfolio	VIP Index 500 Portfolio	VIP Mid Cap Portfolio
Assets
Investments, at fair value	$3,494,480	$4,708,688	$12,999,480	$1,252,028	$390,530	$8,627,341	$9,511,899	$8,111,501

Dividends receivable	-	-	-	5	-	-	-	-

Total assets	3,494,480	4,708,688	12,999,480	1,252,033	390,530	8,627,341	9,511,899	8,111,501

Liabilities
Payable to Farmers New World Life Insurance Company	4,025	5,340	14,750	1,397	469	9,696	10,778	9,986

Total liabilities	4,025	5,340	14,750	1,397	469	9,696	10,778	9,986

Net assets	$3,490,455	$4,703,348	$12,984,730	$1,250,636	$390,061	$8,617,645	$9,501,121	$8,101,515

Accumulation units outstanding	211,600	235,138	456,213	114,066	59,120	634,157	601,711	251,019

Unit value of accumulation units	$16.50	$20.00	$28.46	$10.96	$6.60	$13.59	$15.79	$32.27

Shares owned in each portfolio	304,662	676,536	813,994	1,252,028	18,088	151,357	51,203	224,323

Market value per share	$11.47	$6.96	$15.97	$1.00	$21.59	$57.00	$185.77	$36.16

Cost of investments	$3,597,838	$4,253,026	$10,137,148	$1,252,028	$170,855	$3,828,343	$5,399,876	$5,280,099

The accompanying notes are an integral part of these financial statements.

4

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Assets and Liabilities

December 31, 2013

	Fidelity VIP Freedom Funds – Service Class 2 Shares							Fidelity VIP FundsManager Portfolios – Service Class 2 Shares

	VIP Freedom 2005 Portfolio	VIP Freedom 2010 Portfolio	VIP Freedom 2015 Portfolio	VIP Freedom 2020 Portfolio	VIP Freedom 2025 Portfolio	VIP Freedom 2030 Portfolio	VIP Freedom Income Portfolio	VIP FundsManager 20% Portfolio
Assets
Investments, at fair value	$75,941	$485,319	$760,923	$1,414,364	$1,292,605	$1,102,297	$168,486	$491,193

Dividends receivable	-	-	-	-	-	-	-	-

Total assets	75,941	485,319	760,923	1,414,364	1,292,605	1,102,297	168,486	491,193

Liabilities
Payable to Farmers New World Life Insurance Company	76	579	881	1,570	1,524	1,242	190	540

Total liabilities	76	579	881	1,570	1,524	1,242	190	540

Net assets	$75,865	$484,740	$760,042	$1,412,794	$1,291,081	$1,101,055	$168,296	$490,653

Accumulation units outstanding	6,076	36,892	57,541	106,687	94,056	81,181	14,220	41,765

Unit value of accumulation units	$12.49	$13.14	$13.21	$13.24	$13.73	$13.56	$11.84	$11.75

Shares owned in each portfolio	6,685	39,650	61,514	112,788	100,047	86,252	15,529	43,391

Market value per share	$11.36	$12.24	$12.37	$12.54	$12.92	$12.78	$10.85	$11.32

Cost of investments	$62,132	$366,086	$578,230	$1,139,832	$999,125	$846,892	$159,551	$446,527

The accompanying notes are an integral part of these financial statements.

5

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Assets and Liabilities

December 31, 2013

	Fidelity VIP FundsManager Portfolios – Service Class 2 Shares, continued			Franklin Templeton Variable Insurance Products Trust – Class 2 Shares			Goldman Sachs Variable Insurance Trust –Institutional Class Shares
	VIP Funds Manager 50% Portfolio	VIP Funds Manager 70% Portfolio	VIP Funds Manager 85% Portfolio	Developing Markets Securities Fund	Small – Mid Cap Growth Securities Fund	Small Cap Value Securities Fund	Mid Cap Value Fund	Strategic Growth Fund
Assets
Investments, at fair value	$1,210,314	$3,326,582	$2,271,622	$2,514,792	$3,391,843	$3,336,034	$4,653,404	$5,389,235

Dividends receivable	-	-	-	-	-	-	-	-

Total assets	1,210,314	3,326,582	2,271,622	2,514,792	3,391,843	3,336,034	4,653,404	5,389,235

Liabilities
Payable to Farmers New World Life Insurance Company	1,282	3,471	2,676	2,695	3,804	3,647	5,233	6,114

Total liabilities	1,282	3,471	2,676	2,695	3,804	3,647	5,233	6,114

Net assets	$1,209,032	$3,323,111	$2,268,946	$2,512,097	$3,388,039	$3,332,387	$4,648,171	$5,383,121

Accumulation units outstanding	92,767	245,213	165,870	127,344	198,252	164,869	158,289	378,975

Unit value of accumulation units	$13.03	$13.55	$13.68	$19.73	$17.09	$20.21	$29.37	$14.20

Shares owned in each portfolio	101,028	277,678	188,830	246,790	124,884	138,597	249,646	305,512

Market value per share	$11.98	$11.98	$12.03	$10.19	$27.16	$24.07	$18.64	$17.64

Cost of investments	$962,109	$2,291,307	$1,540,355	$1,776,190	$1,861,348	$1,975,708	$2,811,583	$2,512,635

The accompanying notes are an integral part of these financial statements.

6

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Assets and Liabilities

December 31, 2013

	Goldman Sachs Variable Insurance Trust – Institutional Class Shares, continued	Janus Aspen Series			PIMCO Variable Insurance Trust – Administrative Class Shares		Principal Variable Contracts Funds, Inc. – Class 2 Shares – Equity Funds

	Structured Small Cap Equity Fund	Balanced Portfolio (Service Shares)	Enterprise Portfolio (Service Shares)	Forty Portfolio (Institutional Shares)	VIT Foreign Bond Portfolio (U.S. Dollar- Hedged)	VIT Low Duration Portfolio	Principal Capital Appreciation Account	Equity Income Account
Assets
Investments, at fair value	$1,108,244	$9,478,316	$844,479	$15,222,301	$4,155,327	$5,368,768	$928,405	$6,575,483

Dividends receivable	-	-	-	-	-	-	-	-

Total assets	1,108,244	9,478,316	844,479	15,222,301	4,155,327	5,368,768	928,405	6,575,483

Liabilities
Payable to Farmers New World Life Insurance Company	1,232	10,441	948	17,346	4,969	6,113	1,039	7,366

Total liabilities	1,232	10,441	948	17,346	4,969	6,113	1,039	7,366

Net assets	$1,107,012	$9,467,875	$843,531	$15,204,955	$4,150,358	$5,362,655	$927,366	$6,568,117

Accumulation units outstanding	51,839	481,772	45,772	1,246,128	228,295	349,983	49,131	296,133

Unit value of accumulation units	$21.35	$19.65	$18.43	$12.20	$18.18	$15.32	$18.88	$22.18

Shares owned in each portfolio	73,540	298,812	14,868	285,382	413,466	506,010	38,253	315,069

Market value per share	$15.07	$31.72	$56.80	$53.34	$10.05	$10.61	$24.27	$20.87

Cost of investments	$704,848	$7,524,156	$265,463	$5,435,225	$4,029,669	$5,021,641	$783,485	$4,986,723

The accompanying notes are an integral part of these financial statements.

7

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Assets and Liabilities

December 31, 2013

	Principal Variable Contracts Funds, Inc. – Class 2 Shares – Equity Funds, continued		Principal Variable Contracts Funds, Inc. – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios
	MidCap Account (1)	SmallCap Growth Account II	SAM Balanced Portfolio	SAM Conservative Balanced Portfolio	SAM Conservative Growth Portfolio	SAM Flexible Income Portfolio	SAM Strategic Growth Portfolio
Assets
Investments, at fair value	$4,262,718	$1,487,810	$34,833,574	$7,716,699	$30,228,843	$8,979,316	$21,443,050

Dividends receivable	-	-	-	-	-	-	-

Total assets	4,262,718	1,487,810	34,833,574	7,716,699	30,228,843	8,979,316	21,443,050

Liabilities
Payable to Farmers New World Life Insurance Company	4,657	1,600	39,656	8,592	34,340	9,773	24,315

Total liabilities	4,657	1,600	39,656	8,592	34,340	9,773	24,315

Net assets	$4,258,061	$1,486,210	$34,793,918	$7,708,107	$30,194,503	$8,969,543	$21,418,735

Accumulation units outstanding	46,262	109,454	1,711,911	416,656	1,408,583	517,652	959,879

Unit value of accumulation units	$92.04	$13.58	$20.32	$18.50	$21.44	$17.33	$22.31

Shares owned in each portfolio	72,054	82,702	1,894,158	581,077	1,480,355	659,274	917,154

Market value per share	$59.16	$17.99	$18.39	$13.28	$20.42	$13.62	$23.38

Cost of investments	$2,226,910	$848,844	$28,082,606	$6,468,658	$22,823,911	$7,866,748	$15,491,555

(1) The PVC MidCap Blend Account Subaccount changed its name to PVC MidCap Account, effective May 1, 2013.

The accompanying notes are an integral part of these financial statements.

8

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Operations

Year Ended December 31, 2013

	Calvert Variable Series, Inc.	Dreyfus Variable Investment Fund – Service Class Shares		The Dreyfus Socially Responsible Growth Fund, Inc. – Service Class Shares	DWS Variable Series I – Class A Shares

	VP SRI Mid Cap Growth Portfolio	Opportunistic Small Cap Portfolio	Quality Bond Portfolio	Socially Responsible Growth Fund	Bond VIP	Core Equity VIP	Global Small Cap Growth VIP	International VIP
Investment income

Dividends & capital gain distributions	$47,066	$-	$33,250	$3,308	$223,856	$44,541	$410,854	$293,584

Total investment income	47,066	-	33,250	3,308	223,856	44,541	410,854	293,584

Expenses
Mortality and expense risk	5,362	32,616	16,819	3,873	73,999	41,056	69,177	69,433

Total expenses	5,362	32,616	16,819	3,873	73,999	41,056	69,177	69,433

Net investment income (loss)	41,704	(32,616)	16,431	(565)	149,857	3,485	341,677	224,151

Realized gains (losses) on investments
Proceeds from sales	69,352	546,566	243,260	110,874	1,344,455	236,050	1,139,290	768,248
Cost of investments sold	(60,144)	(464,825)	(229,671)	(95,672)	(1,601,154)	(206,111)	(932,061)	(743,753)

Net realized gain (loss) from investment transactions	9,208	81,741	13,589	15,202	(256,699)	29,939	207,229	24,495

Net unrealized appreciation (depreciation) of investments
Beginning of period	97,618	355,498	179,302	49,361	(21,140)	385,260	1,973,699	620,672
End of period	150,025	1,264,148	109,511	118,986	(182,184)	1,286,003	3,020,263	1,321,611

Change in net unrealized appreciation (depreciation) of investments	52,407	908,650	(69,791)	69,625	(161,044)	900,743	1,046,564	700,939

Net increase (decrease) in net assets from operations	$103,319	$957,775	$(39,771)	$84,262	$(267,886)	$934,167	$1,595,470	$949,585

The accompanying notes are an integral part of these financial statements.

9

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Operations

Year Ended December 31, 2013

	DWS Variable Series II – Class A Shares					Fidelity Variable Insurance Products (VIP) Funds –Service Class Shares

	Government & Agency Securities VIP	High Income VIP	Large Cap Value VIP	Money Market VIP	Small Mid Cap Growth VIP	VIP Growth Portfolio	VIP Index 500 Portfolio	VIP Mid Cap Portfolio
Investment income

Dividends & capital gain distributions	$264,363	$352,162	$243,381	$136	$422	$20,040	$245,164	$978,675

Total investment income	264,363	352,162	243,381	136	422	20,040	245,164	978,675

Expenses
Mortality and expense risk	48,774	62,878	158,282	17,393	4,682	100,008	110,997	93,757

Total expenses	48,774	62,878	158,282	17,393	4,682	100,008	110,997	93,757

Net investment income (loss)	215,589	289,284	85,099	(17,257)	(4,260)	(79,968)	134,167	884,918

Realized gains (losses) on investments
Proceeds from sales	493,988	916,443	1,712,347	385,408	46,363	1,005,224	1,318,702	1,288,280
Cost of investments sold	(508,481)	(931,150)	(1,540,060)	(385,408)	(27,567)	(667,732)	(1,114,585)	(1,137,369)

Net realized gain (loss) from investment transactions	(14,493)	(14,707)	172,287	-	18,796	337,492	204,117	150,911

Net unrealized appreciation (depreciation) of investments
Beginning of period	264,716	419,837	(6,716)	-	110,847	2,724,918	2,126,937	1,686,621
End of period	(103,358)	455,663	2,862,336	-	219,676	4,799,020	4,112,031	2,831,403

Change in net unrealized appreciation (depreciation) of investments	(368,074)	35,826	2,869,052	-	108,829	2,074,102	1,985,094	1,144,782

Net increase (decrease) in net assets from operations	$(166,978)	$310,403	$3,126,438	$(17,257)	$123,365	$2,331,626	$2,323,378	$2,180,611

The accompanying notes are an integral part of these financial statements.

10

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Operations

Year Ended December 31, 2013

	Fidelity VIP Freedom Funds – Service Class 2 Shares							Fidelity VIP FundsManager Portfolios – Service Class 2 Shares

	VIP Freedom 2005 Portfolio	VIP Freedom 2010 Portfolio	VIP Freedom 2015 Portfolio	VIP Freedom 2020 Portfolio	VIP Freedom 2025 Portfolio	VIP Freedom 2030 Portfolio	VIP Freedom Income Portfolio	VIP Funds Manager 20% Portfolio

Investment income

Dividends & capital gain distributions	$1,234	$12,285	$21,845	$38,265	$38,116	$29,563	$3,582	$15,410

Total investment income	1,234	12,285	21,845	38,265	38,116	29,563	3,582	15,410

Expenses
Mortality and expense risk	826	6,257	9,503	16,335	15,022	12,698	2,093	6,709

Total expenses	826	6,257	9,503	16,335	15,022	12,698	2,093	6,709

Net investment income (loss)	408	6,028	12,342	21,930	23,094	16,865	1,489	8,701

Realized gains (losses) on investments
Proceeds from sales	20,968	12,262	18,590	18,562	82,178	72,939	3,041	99,153
Cost of investments sold	(20,066)	(11,849)	(17,831)	(18,421)	(81,031)	(71,506)	(3,050)	(96,770)

Net realized gain (loss) from investment transactions	902	413	759	141	1,147	1,433	(9)	2,383

Net unrealized appreciation (depreciation) of investments
Beginning of period	9,329	74,873	110,267	126,468	132,554	93,402	4,277	34,571
End of period	13,810	119,231	182,693	274,533	293,477	255,401	8,937	44,665

Change in net unrealized appreciation (depreciation) of investments	4,481	44,358	72,426	148,065	160,923	161,999	4,660	10,094

Net increase (decrease) in net assets from operations	$5,791	$50,799	$85,527	$170,136	$185,164	$180,297	$6,140	$21,178

The accompanying notes are an integral part of these financial statements.

11

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Operations

Year Ended December 31, 2013

	Fidelity VIP FundsManager Portfolios –Service Class 2 Shares, continued			Franklin Templeton Variable Insurance Products Trust – Class 2 Shares			Goldman Sachs Variable Insurance Trust – Institutional Class Shares

	VIP Funds Manager 50% Portfolio	VIP Funds Manager 70% Portfolio	VIP Funds Manager 85% Portfolio	Developing Markets Securities Fund	Small – Mid Cap Growth Securities Fund	Small Cap Value Securities Fund	Mid Cap Value Fund	Strategic Growth Fund

Investment income

Dividends & capital gain distributions	$16,146	$53,810	$39,516	$52,814	$194,261	$94,153	$387,533	$206,517

Total investment income	16,146	53,810	39,516	52,814	194,261	94,153	387,533	206,517

Expenses
Mortality and expense risk	12,413	38,301	27,458	32,428	38,354	37,531	55,605	64,272

Total expenses	12,413	38,301	27,458	32,428	38,354	37,531	55,605	64,272

Net investment income (loss)	3,733	15,509	12,058	20,386	155,907	56,622	331,928	142,245

Realized gains (losses) on investments
Proceeds from sales	151,376	437,640	143,993	406,007	241,967	616,123	510,743	702,637
Cost of investments sold	(149,641)	(402,168)	(132,810)	(391,014)	(227,121)	(582,620)	(336,551)	(439,352)

Net realized gain (loss) from investment transactions	1,735	35,472	11,183	14,993	14,846	33,503	174,192	263,285

Net unrealized appreciation (depreciation) of investments
Beginning of period	124,041	503,543	283,269	835,838	778,482	560,397	1,183,473	1,938,228
End of period	248,203	1,035,276	731,269	738,591	1,530,501	1,360,324	1,841,829	2,876,602

Change in net unrealized appreciation (depreciation) of investments	124,162	531,733	448,000	(97,247)	752,019	799,927	658,356	938,374

Net increase (decrease) in net assets from operations	$129,630	$582,714	$471,241	$(61,868)	$922,772	$890,052	$1,164,476	$1,343,904

The accompanying notes are an integral part of these financial statements.

12

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Operations

Year Ended December 31, 2013

	Goldman Sachs Variable Insurance Trust – Institutional Class Shares, continued	Janus Aspen Series			PIMCO Variable Insurance Trust – Administrative Class Shares		Principal Variable Contracts Funds, Inc. –Class 2 Shares – Equity Funds

	Structured Small Cap Equity Fund	Balanced Portfolio (Service Shares)	Enterprise Portfolio (Service Shares)	Forty Portfolio (Institutional Shares)	VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)	VIT Low Duration Portfolio	Principal Capital Appreciation Account	Equity Income Account

Investment income

Dividends & capital gain distributions	$136,868	$602,585	$2,807	$98,719	$322,784	$87,068	$186,314	$182,941

Total investment income	136,868	602,585	2,807	98,719	322,784	87,068	186,314	182,941

Expenses
Mortality and expense risk	13,549	112,464	9,847	178,167	57,894	76,010	11,090	88,617

Total expenses	13,549	112,464	9,847	178,167	57,894	76,010	11,090	88,617

Net investment income (loss)	123,319	490,121	(7,040)	(79,448)	264,890	11,058	175,224	94,324

Realized gains (losses) on investments
Proceeds from sales	238,303	1,136,853	79,823	1,499,171	933,645	1,152,595	228,850	2,095,859
Cost of investments sold	(183,926)	(1,107,692)	(36,418)	(892,927)	(904,017)	(1,126,381)	(216,012)	(2,069,293)

Net realized gain (loss) from investment transactions	54,377	29,161	43,405	606,244	29,628	26,214	12,838	26,566

Net unrealized appreciation (depreciation) of investments
Beginning of period	268,797	975,623	411,734	6,706,648	457,628	476,744	98,285	138,436
End of period	403,399	1,954,161	579,016	9,787,079	125,660	347,129	144,922	1,588,762

Change in net unrealized appreciation (depreciation) of investments	134,602	978,538	167,282	3,080,431	(331,968)	(129,615)	46,637	1,450,326

Net increase (decrease) in net assets from operations	$312,298	$1,497,820	$203,647	$3,607,227	$(37,450)	$(92,343)	$234,699	$1,571,216

The accompanying notes are an integral part of these financial statements.

13

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Operations

Year Ended December 31, 2013

	Principal Variable Contracts Funds, Inc. – Class 2 Shares – Equity Funds, continued		Principal Variable Contracts Funds, Inc. – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios
	MidCap Account (1)	SmallCap Growth Account II	SAM Balanced Portfolio	SAM Conservative Balanced Portfolio	SAM Conservative Growth Portfolio	SAM Flexible Income Portfolio	SAM Strategic Growth Portfolio
Investment income

Dividends & capital gain distributions	$228,614	$—	$1,118,781	$263,139	$439,527	$412,005	$226,505

Total investment income	228,614	—	1,118,781	263,139	439,527	412,005	226,505

Expenses
Mortality and expense risk	48,689	15,979	434,473	92,619	368,799	110,456	257,681

Total expenses	48,689	15,979	434,473	92,619	368,799	110,456	257,681

Net investment income (loss)	179,925	(15,979)	684,308	170,520	70,728	301,549	(31,176)

Realized gains (losses) on investments
Proceeds from sales	557,896	109,126	3,965,538	1,178,817	2,965,860	892,264	2,880,516
Cost of investments sold	(394,551)	(77,120)	(4,095,107)	(1,153,270)	(3,073,536)	(889,530)	(3,031,842)

Net realized gain (loss) from investment transactions	163,345	32,006	(129,569)	25,547	(107,676)	2,734	(151,326)

Net unrealized appreciation (depreciation) of investments
Beginning of period	1,301,566	173,667	2,370,562	744,194	1,857,134	888,886	1,199,658
End of period	2,035,810	638,968	6,750,966	1,248,040	7,404,932	1,112,567	5,951,495

Change in net unrealized appreciation (depreciation) of investments	734,244	465,301	4,380,404	503,846	5,547,798	223,681	4,751,837

Net increase (decrease) in net assets from operations	$1,077,514	$481,328	$4,935,143	$699,913	$5,510,850	$527,964	$4,569,335

(1) The PVC MidCap Blend Account Subaccount changed its name to PVC MidCap Account, effective May 1, 2013.

The accompanying notes are an integral part of these financial statements.

14

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Changes in Net Assets

Years Ended December 31, 2013 and 2012

	Calvert Variable Series, Inc.		Dreyfus Variable Investment Fund – Service Class Shares				The Dreyfus Socially Responsible Growth Fund, Inc. – Service Class Shares

	VP SRI Mid Cap Growth Portfolio		Opportunistic Small Cap Portfolio		Quality Bond Portfolio		Socially Responsible Growth Fund
	2013	2012	2013	2012	2013	2012	2013	2012

Increase (decrease) in net assets from operations
Net investment income (loss)	$41,704	$39,964	$(32,616)	$(28,366)	$16,431	$21,300	$(565)	$(2,153)
Net realized gain (loss) from investment transactions	9,208	8,251	81,741	(39,569)	13,589	14,464	15,202	1,493
Change in net unrealized appreciation (depreciation) of investments	52,407	12,169	908,650	431,585	(69,791)	39,819	69,625	19,670

Net increase (decrease) in net assets from operations	103,319	60,384	957,775	363,650	(39,771)	75,583	84,262	19,010

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	1,103	750	81,224	63,721	11,673	11,565	51,906	11,311
Transfers for contract benefits and terminations	(62,885)	(78,467)	(204,400)	(199,926)	(175,708)	(180,982)	(100,794)	(19,169)
Contract maintenance charges	(146)	(178)	(1,314)	(1,360)	(777)	(949)	(180)	(166)
Transfers between subaccounts (including fixed account), net	(904)	(10,512)	(172,618)	198,916	9,488	3,161	60,996	137,024

Net increase (decrease) in net assets from contract transactions	(62,832)	(88,407)	(297,108)	61,351	(155,324)	(167,205)	11,928	129,000

Total increase (decrease) in net assets	40,487	(28,023)	660,667	425,001	(195,095)	(91,622)	96,190	148,010

Net assets
Beginning of period	397,504	425,527	2,288,367	1,863,366	1,394,045	1,485,667	284,651	136,641

End of period	$437,991	$397,504	$2,949,034	$2,288,367	$1,198,950	$1,394,045	$380,841	$284,651

Analysis of increase (decrease) in units outstanding
Units issued	80	88	18,177	49,006	6,290	3,882	9,938	16,876
Units redeemed	(4,057)	(6,683)	(44,894)	(41,615)	(16,486)	(15,136)	(9,703)	(2,452)

Increase (decrease) in units outstanding	(3,977)	(6,595)	(26,717)	7,391	(10,196)	(11,254)	235	14,424
Beginning units	28,317	34,912	225,647	218,256	91,685	102,939	30,267	15,843

Ending units	24,340	28,317	198,930	225,647	81,489	91,685	30,502	30,267

The accompanying notes are an integral part of these financial statements.

15

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Changes in Net Assets

Years Ended December 31, 2013 and 2012

	DWS Variable Series I – Class A Shares

	Bond VIP		Core Equity VIP		Global Small Cap Growth VIP		International VIP
	2013	2012	2013	2012	2013	2012	2013	2012

Increase (decrease) in net assets from operations
Net investment income (loss)	$149,857	$204,378	$3,485	$(372)	$341,677	$241,729	$224,151	$46,415
Net realized gain (loss) from investment transactions	(256,699)	(155,700)	29,939	(24,191)	207,229	55,589	24,495	(79,100)
Change in net unrealized appreciation (depreciation) of investments	(161,044)	351,473	900,743	389,383	1,046,564	382,384	700,939	938,974

Net increase (decrease) in net assets from operations	(267,886)	400,151	934,167	364,820	1,595,470	679,702	949,585	906,289

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	83,723	96,824	26,836	34,488	60,300	142,936	163,503	169,708
Transfers for contract benefits and terminations	(722,908)	(632,711)	(87,480)	(300,683)	(778,746)	(622,621)	(506,182)	(611,183)
Contract maintenance charges	(2,840)	(3,327)	(2,315)	(2,472)	(2,834)	(3,026)	(3,433)	(3,797)
Transfers between subaccounts (including fixed account), net	(319,602)	350,276	(114,693)	(39,362)	(280,839)	(125,690)	(93,348)	(5,852)

Net increase (decrease) in net assets from contract transactions	(961,627)	(188,938)	(177,652)	(308,029)	(1,002,119)	(608,401)	(439,460)	(451,124)

Total increase (decrease) in net assets	(1,229,513)	211,213	756,515	56,791	593,351	71,301	510,125	455,165

Net assets
Beginning of period	6,443,656	6,232,443	2,703,878	2,647,087	5,072,275	5,000,974	5,315,733	4,860,568

End of period	$5,214,143	$6,443,656	$3,460,393	$2,703,878	$5,665,626	$5,072,275	$5,825,858	$5,315,733

Analysis of increase (decrease) in units outstanding
Units issued	30,553	54,751	2,040	6,045	5,495	25,790	43,047	71,052
Units redeemed	(98,354)	(67,511)	(16,883)	(37,491)	(56,544)	(63,485)	(103,398)	(141,960)

Increase (decrease) in units outstanding	(67,801)	(12,760)	(14,843)	(31,446)	(51,049)	(37,695)	(60,351)	(70,908)
Beginning units	442,723	455,483	265,247	296,693	304,800	342,495	790,126	861,034

Ending units	374,922	442,723	250,404	265,247	253,751	304,800	729,775	790,126

The accompanying notes are an integral part of these financial statements.

16

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Changes in Net Assets

Years Ended December 31, 2013 and 2012

	DWS Variable Series II – Class A Shares

	Government & Agency Securities VIP		High Income VIP		Large Cap Value VIP		Money Market VIP
	2013	2012	2013	2012	2013	2012	2013	2012

Increase (decrease) in net assets from operations
Net investment income (loss)	$215,589	$197,717	$289,284	$344,135	$85,099	$77,495	$(17,257)	$(22,965)
Net realized gain (loss) from investment transactions	(14,493)	14,467	(14,707)	(78,108)	172,287	(49,947)	-	-
Change in net unrealized appreciation (depreciation) of investments	(368,074)	(146,613)	35,826	361,553	2,869,052	923,519	-	-

Net increase (decrease) in net assets from operations	(166,978)	65,571	310,403	627,580	3,126,438	951,067	(17,257)	(22,965)

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	34,074	93,121	71,422	174,125	174,434	214,210	14,746	24,519
Transfers for contract benefits and terminations	(273,670)	(605,894)	(757,151)	(527,518)	(1,034,583)	(1,484,302)	(242,368)	(287,396)
Contract maintenance charges	(1,566)	(1,857)	(2,264)	(2,585)	(7,819)	(8,624)	(924)	(1,133)
Transfers between subaccounts (including fixed account), net	(33,574)	137,408	11,473	57,370	(576,225)	(69,113)	(34,977)	(172,410)

Net increase (decrease) in net assets from contract transactions	(274,736)	(377,222)	(676,520)	(298,608)	(1,444,193)	(1,347,829)	(263,523)	(436,420)

Total increase (decrease) in net assets	(441,714)	(311,651)	(366,117)	328,972	1,682,245	(396,762)	(280,780)	(459,385)

Net assets
Beginning of period	3,932,169	4,243,820	5,069,465	4,740,493	11,302,485	11,699,247	1,531,416	1,990,801

End of period	$3,490,455	$3,932,169	$4,703,348	$5,069,465	$12,984,730	$11,302,485	$1,250,636	$1,531,416

Analysis of increase (decrease) in units outstanding
Units issued	15,435	22,920	12,511	27,058	9,258	21,755	13,922	12,740
Units redeemed	(31,753)	(44,959)	(47,330)	(43,503)	(66,028)	(84,228)	(37,641)	(51,490)

Increase (decrease) in units outstanding	(16,318)	(22,039)	(34,819)	(16,445)	(56,770)	(62,473)	(23,719)	(38,750)
Beginning units	227,918	249,957	269,957	286,402	512,983	575,456	137,785	176,535

Ending units	211,600	227,918	235,138	269,957	456,213	512,983	114,066	137,785

The accompanying notes are an integral part of these financial statements.

17

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Changes in Net Assets

Years Ended December 31, 2013 and 2012

	DWS Variable Series II – Class A Shares, continued		Fidelity Variable Insurance Products (VIP) Funds – Service Class Shares

	Small Mid Cap Growth VIP		VIP Growth Portfolio		VIP Index 500 Portfolio		VIP Mid Cap Portfolio
	2013	2012	2013	2012	2013	2012	2013	2012

Increase (decrease) in net assets from operations
Net investment income (loss)	$(4,260)	$(4,198)	$(79,968)	$(59,438)	$134,167	$162,393	$884,918	$483,701
Net realized gain (loss) from investment transactions	18,796	9,506	337,492	240,090	204,117	118,928	150,911	117,413
Change in net unrealized appreciation (depreciation) of investments	108,829	34,194	2,074,102	724,862	1,985,094	820,096	1,144,782	279,927

Net increase (decrease) in net assets from operations	123,365	39,502	2,331,626	905,514	2,323,378	1,101,417	2,180,611	881,041

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	1,662	1,223	102,654	200,586	101,612	211,471	196,584	128,679
Transfers for contract benefits and terminations	(22,015)	(33,001)	(570,274)	(942,626)	(718,432)	(935,008)	(930,704)	(975,892)
Contract maintenance charges	(267)	(326)	(4,337)	(4,771)	(4,737)	(5,091)	(3,247)	(3,408)
Transfers between subaccounts (including fixed account), net	(19,592)	(8,287)	(353,074)	(47,169)	(288,776)	(242,728)	(32,965)	(179,393)

Net increase (decrease) in net assets from contract transactions	(40,212)	(40,391)	(825,031)	(793,980)	(910,333)	(971,356)	(770,332)	(1,030,014)

Total increase (decrease) in net assets	83,153	(889)	1,506,595	111,534	1,413,045	130,061	1,410,279	(148,973)

Net assets
Beginning of period	306,908	307,797	7,111,050	6,999,516	8,088,076	7,958,015	6,691,236	6,840,209

End of period	$390,061	$306,908	$8,617,645	$7,111,050	$9,501,121	$8,088,076	$8,101,515	$6,691,236

Analysis of increase (decrease) in units outstanding
Units issued	331	2,748	13,167	48,868	27,481	38,943	17,859	25,001
Units redeemed	(6,859)	(11,329)	(82,639)	(128,258)	(93,695)	(122,673)	(45,123)	(69,112)

Increase (decrease) in units outstanding	(6,528)	(8,581)	(69,472)	(79,390)	(66,214)	(83,730)	(27,264)	(44,111)
Beginning units	65,648	74,229	703,629	783,019	667,925	751,655	278,283	322,394

Ending units	59,120	65,648	634,157	703,629	601,711	667,925	251,019	278,283

The accompanying notes are an integral part of these financial statements.

18

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Changes in Net Assets

Years Ended December 31, 2013 and 2012

	Fidelity VIP Freedom Funds – Service Class 2 Shares

	VIP Freedom 2005 Portfolio		VIP Freedom 2010 Portfolio		VIP Freedom 2015 Portfolio		VIP Freedom 2020 Portfolio
	2013	2012	2013	2012	2013	2012	2013	2012

Increase (decrease) in net assets from operations
Net investment income (loss)	$408	$734	$6,028	$7,411	$12,342	$14,374	$21,930	$19,476
Net realized gain (loss) from investment transactions	902	(3)	413	12	759	(128)	141	(126)
Change in net unrealized appreciation (depreciation) of investments	4,481	5,082	44,358	29,529	72,426	46,408	148,065	95,839

Net increase (decrease) in net assets from operations	5,791	5,813	50,799	36,952	85,527	60,654	170,136	115,189

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	-	-	-	-	2,400	38,647	8,060	39,636
Transfers for contract benefits and terminations	(10,066)	-	(6,002)	(5,386)	(8,447)	(28,348)	(3,511)	(67,812)
Contract maintenance charges	-	-	(137)	(136)	(162)	(141)	(458)	(480)
Transfers between subaccounts (including fixed account), net	1,562	1,620	1,696	55,228	1,185	32,816	123,439	26,136

Net increase (decrease) in net assets from contract transactions	(8,504)	1,620	(4,443)	49,706	(5,024)	42,974	127,530	(2,520)

Total increase (decrease) in net assets	(2,713)	7,433	46,356	86,658	80,503	103,628	297,666	112,669

Net assets
Beginning of period	78,578	71,145	438,384	351,726	679,539	575,911	1,115,128	1,002,459

End of period	$75,865	$78,578	$484,740	$438,384	$760,042	$679,539	$1,412,794	$1,115,128

Analysis of increase (decrease) in units outstanding
Units issued	991	145	130	4,719	343	6,950	10,919	26,936
Units redeemed	(1,725)	-	(490)	(380)	(730)	(3,258)	(329)	(27,298)

Increase (decrease) in units outstanding	(734)	145	(360)	4,339	(387)	3,692	10,590	(362)
Beginning units	6,810	6,665	37,252	32,913	57,928	54,236	96,097	96,459

Ending units	6,076	6,810	36,892	37,252	57,541	57,928	106,687	96,097

The accompanying notes are an integral part of these financial statements.

19

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Changes in Net Assets

Years Ended December 31, 2013 and 2012

	Fidelity VIP Freedom Funds – Service Class 2 Shares, continued						Fidelity VIP FundsManager Portfolios – Service Class 2 Shares

	VIP Freedom 2025 Portfolio		VIP Freedom 2030 Portfolio		VIP Freedom Income Portfolio		VIP FundsManager 20% Portfolio
	2013	2012	2013	2012	2013	2012	2013	2012

Increase (decrease) in net assets from operations
Net investment income (loss)	$23,094	$13,517	$16,865	$14,575	$1,489	$1,975	$8,701	$937
Net realized gain (loss) from investment transactions	1,147	384	1,433	(1,320)	(9)	3	2,383	1,742
Change in net unrealized appreciation (depreciation) of investments	160,923	81,254	161,999	69,491	4,660	4,476	10,094	18,815

Net increase (decrease) in net assets from operations	185,164	95,155	180,297	82,746	6,140	6,454	21,178	21,494

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	94,754	35,631	42,835	223,653	3,994	53,994	3,300	10,000
Transfers for contract benefits and terminations	(69,991)	(78,304)	(41,591)	(21,406)	(1,193)	(1,106)	(9,371)	(173,298)
Contract maintenance charges	(348)	(341)	(690)	(613)	(53)	(55)	(149)	(127)
Transfers between subaccounts (including fixed account), net	132,511	257,782	24,576	150,006	4,065	2,210	(56,074)	156,210

Net increase (decrease) in net assets from contract transactions	156,926	214,768	25,130	351,640	6,813	55,043	(62,294)	(7,215)

Total increase (decrease) in net assets	342,090	309,923	205,427	434,386	12,953	61,497	(41,116)	14,279

Net assets
Beginning of period	948,991	639,068	895,628	461,242	155,343	93,846	531,769	517,490

End of period	$1,291,081	$948,991	$1,101,055	$895,628	$168,296	$155,343	$490,653	$531,769

Analysis of increase (decrease) in units outstanding
Units issued	17,941	26,334	7,071	35,135	689	5,158	2,788	18,177
Units redeemed	(5,499)	(6,978)	(5,036)	(2,273)	(103)	(150)	(8,197)	(18,734)

Increase (decrease) in units outstanding	12,442	19,356	2,035	32,862	586	5,008	(5,409)	(557)
Beginning units	81,614	62,258	79,146	46,284	13,634	8,626	47,174	47,731

Ending units	94,056	81,614	81,181	79,146	14,220	13,634	41,765	47,174

The accompanying notes are an integral part of these financial statements.

20

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Changes in Net Assets

Years Ended December 31, 2013 and 2012

	Fidelity VIP FundsManager Portfolios – Service Class 2 Shares, continued						Franklin Templeton Variable Insurance Products Trust – Class 2 Shares

	VIP FundsManager 50% Portfolio		VIP FundsManager 70% Portfolio		VIP FundsManager 85% Portfolio		Developing Markets Securities Fund
	2013	2012	2013	2012	2013	2012	2013	2012

Increase (decrease) in net assets from operations
Net investment income (loss)	$3,733	$2,692	$15,509	$15,804	$12,058	$4,183	$20,386	$4,105
Net realized gain (loss) from investment transactions	1,735	1,064	35,472	(150)	11,183	(1,071)	14,993	(37,987)
Change in net unrealized appreciation (depreciation) of investments	124,162	69,867	531,733	267,829	448,000	201,230	(97,247)	359,653

Net increase (decrease) in net assets from operations	129,630	73,623	582,714	283,483	471,241	204,342	(61,868)	325,771

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	4,156	5,700	16,920	45,233	8,216	32,912	21,805	36,080
Transfers for contract benefits and terminations	(35,703)	(57,036)	(369,757)	(46,356)	(63,391)	(12,291)	(251,836)	(383,102)
Contract maintenance charges	(388)	(448)	(610)	(714)	(337)	(375)	(1,909)	(2,212)
Transfers between subaccounts (including fixed account), net	168,053	226,765	240,419	253,420	(19,878)	24,979	(68,640)	(112,287)

Net increase (decrease) in net assets from contract transactions	136,118	174,981	(113,028)	251,583	(75,390)	45,225	(300,580)	(461,521)

Total increase (decrease) in net assets	265,748	248,604	469,686	535,066	395,851	249,567	(362,448)	(135,750)

Net assets
Beginning of period	943,284	694,680	2,853,425	2,318,359	1,873,095	1,623,528	2,874,545	3,010,295

End of period	$1,209,032	$943,284	$3,323,111	$2,853,425	$2,268,946	$1,873,095	$2,512,097	$2,874,545

Analysis of increase (decrease) in units outstanding
Units issued	22,319	21,269	25,697	32,136	3,855	6,773	5,020	12,979
Units redeemed	(11,517)	(5,018)	(33,292)	(8,613)	(10,205)	(2,467)	(20,250)	(37,629)

Increase (decrease) in units outstanding	10,802	16,251	(7,595)	23,523	(6,350)	4,306	(15,230)	(24,650)
Beginning units	81,965	65,714	252,808	229,285	172,220	167,914	142,574	167,224

Ending units	92,767	81,965	245,213	252,808	165,870	172,220	127,344	142,574

The accompanying notes are an integral part of these financial statements.

21

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Changes in Net Assets

Years Ended December 31, 2013 and 2012

	Franklin Templeton Variable Insurance Products Trust – Class 2 Shares, continued				Goldman Sachs Variable Insurance Trust – Institutional Class Shares
	Small – Mid Cap Growth Securities Fund		Small Cap Value Securities Fund		Mid Cap Value Fund		Strategic Growth Fund
	2013	2012	2013	2012	2013	2012	2013	2012

Increase (decrease) in net assets from operations
Net investment income (loss)	$155,907	$174,533	$56,622	$(10,161)	$331,928	$(8,351)	$142,245	$(32,636)
Net realized gain (loss) from investment transactions	14,846	22,994	33,503	(3,181)	174,192	175,478	263,285	302,616
Change in net unrealized appreciation (depreciation) of investments	752,019	64,371	799,927	385,550	658,356	494,095	938,374	567,472

Net increase (decrease) in net assets from operations	922,772	261,898	890,052	372,208	1,164,476	661,222	1,343,904	837,452

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	52,240	131,498	208,169	176,480	40,002	41,214	61,193	75,037
Transfers for contract benefits and terminations	(123,979)	(354,914)	(476,499)	(140,411)	(237,466)	(608,565)	(358,990)	(763,903)
Contract maintenance charges	(1,228)	(1,254)	(980)	(1,027)	(3,032)	(3,335)	(3,445)	(3,879)
Transfers between subaccounts (including fixed account), net	(30,183)	(211,499)	175,403	39,416	(241,051)	(349,343)	(316,850)	(257,219)

Net increase (decrease) in net assets from contract transactions	(103,150)	(436,169)	(93,907)	74,458	(441,547)	(920,029)	(618,092)	(949,964)

Total increase (decrease) in net assets	819,622	(174,271)	796,145	446,666	722,929	(258,807)	725,812	(112,512)

Net assets
Beginning of period	2,568,417	2,742,688	2,536,242	2,089,576	3,925,242	4,184,049	4,657,309	4,769,821

End of period	$3,388,039	$2,568,417	$3,332,387	$2,536,242	$4,648,171	$3,925,242	$5,383,121	$4,657,309

Analysis of increase (decrease) in units outstanding
Units issued	8,233	31,331	29,357	46,655	1,235	1,892	4,553	7,727
Units redeemed	(15,049)	(65,343)	(33,388)	(40,430)	(18,358)	(45,028)	(54,247)	(98,637)

Increase (decrease) in units outstanding	(6,816)	(34,012)	(4,031)	6,225	(17,123)	(43,136)	(49,694)	(90,910)
Beginning units	205,068	239,080	168,900	162,675	175,412	218,548	428,669	519,579

Ending units	198,252	205,068	164,869	168,900	158,289	175,412	378,975	428,669

The accompanying notes are an integral part of these financial statements.

22

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Changes in Net Assets

Years Ended December 31, 2013 and 2012

	Goldman Sachs Variable Insurance Trust – Institutional Class Shares, continued		Janus Aspen Series
	Structured Small Cap Equity Fund		Balanced Portfolio (Service Shares)		Enterprise Portfolio (Service Shares)		Forty Portfolio (Institutional Shares)
	2013	2012	2013	2012	2013	2012	2013	2012

Increase (decrease) in net assets from operations
Net investment income (loss)	$123,319	$(974)	$490,121	$663,939	$(7,040)	$(9,569)	$(79,448)	$(75,584)
Net realized gain (loss) from investment transactions	54,377	10,531	29,161	(30,249)	43,405	65,519	606,244	631,221
Change in net unrealized appreciation (depreciation) of investments	134,602	100,905	978,538	226,464	167,282	51,622	3,080,431	1,976,817

Net increase (decrease) in net assets from operations	312,298	110,462	1,497,820	860,154	203,647	107,572	3,607,227	2,532,454

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	9,384	31,630	149,697	598,509	5,862	5,759	260,135	329,789
Transfers for contract benefits and terminations	(143,793)	(102,569)	(1,046,878)	(312,730)	(40,692)	(114,427)	(961,835)	(1,460,545)
Contract maintenance charges	(660)	(670)	(1,961)	(2,095)	(620)	(733)	(7,898)	(8,758)
Transfers between subaccounts (including fixed account), net	(74,626)	(13,459)	548,678	246,852	(29,296)	(4,124)	(327,514)	(235,538)

Net increase (decrease) in net assets from contract transactions	(209,695)	(85,068)	(350,464)	530,536	(64,746)	(113,525)	(1,037,112)	(1,375,052)

Total increase (decrease) in net assets	102,603	25,394	1,147,356	1,390,690	138,901	(5,953)	2,570,115	1,157,402

Net assets
Beginning of period	1,004,409	979,015	8,320,519	6,929,829	704,630	710,583	12,634,840	11,477,438

End of period	$1,107,012	$1,004,409	$9,467,875	$8,320,519	$843,531	$704,630	$15,204,955	$12,634,840

Analysis of increase (decrease) in units outstanding
Units issued	970	7,631	42,730	89,087	459	3,476	37,430	62,317
Units redeemed	(12,029)	(13,029)	(61,853)	(55,376)	(4,541)	(11,627)	(132,373)	(214,773)

Increase (decrease) in units outstanding	(11,059)	(5,398)	(19,123)	33,711	(4,082)	(8,151)	(94,943)	(152,456)
Beginning units	62,898	68,296	500,895	467,184	49,854	58,005	1,341,071	1,493,527

Ending units	51,839	62,898	481,772	500,895	45,772	49,854	1,246,128	1,341,071

The accompanying notes are an integral part of these financial statements.

23

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Changes in Net Assets

Years Ended December 31, 2013 and 2012

	PIMCO Variable Insurance Trust – Administrative Class Shares				Principal Variable Contracts Funds, Inc. – Class 2 Shares – Equity Funds
	VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)		VIT Low Duration Portfolio		Principal Capital Appreciation Account		Equity Income Account
	2013	2012	2013	2012	2013	2012	2013	2012

Increase (decrease) in net assets from operations
Net investment income (loss)	$264,890	$220,628	$11,058	$38,180	$175,224	$6,330	$94,324	$102,956
Net realized gain (loss) from investment transactions	29,628	19,927	26,214	8,737	12,838	(4,304)	26,566	(203,469)
Change in net unrealized appreciation (depreciation) of investments	(331,968)	199,753	(129,615)	221,617	46,637	95,276	1,450,326	873,884

Net increase (decrease) in net assets from operations	(37,450)	440,308	(92,343)	268,534	234,699	97,302	1,571,216	773,371

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	64,802	122,926	47,662	90,710	4,352	4,020	45,945	37,932
Transfers for contract benefits and terminations	(581,226)	(561,482)	(624,487)	(849,082)	(101,406)	(45,562)	(1,751,955)	(752,773)
Contract maintenance charges	(1,913)	(2,197)	(2,519)	(2,891)	(336)	(383)	(2,664)	(3,155)
Transfers between subaccounts (including fixed account), net	(109,507)	64,165	(278,372)	785,307	(58,371)	(34,471)	(149,512)	(323,053)

Net increase (decrease) in net assets from contract transactions	(627,844)	(376,588)	(857,716)	24,044	(155,761)	(76,396)	(1,858,186)	(1,041,049)

Total increase (decrease) in net assets	(665,294)	63,720	(950,059)	292,578	78,938	20,906	(286,970)	(267,678)

Net assets
Beginning of period	4,815,652	4,751,932	6,312,714	6,020,136	848,428	827,522	6,855,087	7,122,765

End of period	$4,150,358	$4,815,652	$5,362,655	$6,312,714	$927,366	$848,428	$6,568,117	$6,855,087

Analysis of increase (decrease) in units outstanding
Units issued	17,441	24,338	20,252	63,062	3,558	1,040	7,905	12,112
Units redeemed	(52,081)	(45,219)	(76,184)	(61,876)	(13,058)	(6,533)	(99,979)	(72,828)

Increase (decrease) in units outstanding	(34,640)	(20,881)	(55,932)	1,186	(9,500)	(5,493)	(92,074)	(60,716)
Beginning units	262,935	283,816	405,915	404,729	58,631	64,124	388,207	448,923

Ending units	228,295	262,935	349,983	405,915	49,131	58,631	296,133	388,207

The accompanying notes are an integral part of these financial statements.

24

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Changes in Net Assets

Years Ended December 31, 2013 and 2012

	Principal Variable Contracts Funds, Inc. – Class 2 Shares – Equity Funds, continued				Principal Variable Contracts Funds, Inc. – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios
	MidCap Account (1)		SmallCap Growth Account II		SAM Balanced Portfolio		SAM Conservative Balanced Portfolio
	2013	2012	2013	2012	2013	2012	2013	2012

Increase (decrease) in net assets from operations
Net investment income (loss)	$179,925	$35,560	$(15,979)	$(13,858)	$684,308	$108,551	$170,520	$41,250
Net realized gain (loss) from investment transactions	163,345	134,055	32,006	12,051	(129,569)	(486,436)	25,547	(61,696)
Change in net unrealized appreciation (depreciation) of investments	734,244	413,793	465,301	153,311	4,380,404	3,674,194	503,846	687,894

Net increase (decrease) in net assets from operations	1,077,514	583,408	481,328	151,504	4,935,143	3,296,309	699,913	667,448

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	30,321	52,369	11,721	8,348	424,594	617,696	31,805	369,059
Transfers for contract benefits and terminations	(287,399)	(333,317)	(32,362)	(88,195)	(2,954,419)	(2,979,298)	(1,115,836)	(882,710)
Contract maintenance charges	(1,970)	(2,116)	(722)	(777)	(11,370)	(12,355)	(1,567)	(1,687)
Transfers between subaccounts (including fixed account), net	(157,630)	(167,701)	(66,124)	(14,371)	28,039	1,182,879	663,964	354,531

Net increase (decrease) in net assets from contract transactions	(416,678)	(450,765)	(87,487)	(94,995)	(2,513,156)	(1,191,078)	(421,634)	(160,807)

Total increase (decrease) in net assets	660,836	132,643	393,841	56,509	2,421,987	2,105,231	278,279	506,641

Net assets
Beginning of period	3,597,225	3,464,582	1,092,369	1,035,860	32,371,931	30,266,700	7,429,828	6,923,187

End of period	$4,258,061	$3,597,225	$1,486,210	$1,092,369	$34,793,918	$32,371,931	$7,708,107	$7,429,828

Analysis of increase (decrease) in units outstanding
Units issued	1,327	1,265	858	1,884	60,625	130,168	38,441	71,257
Units redeemed	(6,626)	(8,164)	(8,250)	(12,214)	(192,244)	(200,326)	(62,669)	(79,904)

Increase (decrease) in units outstanding	(5,299)	(6,899)	(7,392)	(10,330)	(131,619)	(70,158)	(24,228)	(8,647)
Beginning units	51,561	58,460	116,846	127,176	1,843,530	1,913,688	440,884	449,531

Ending units	46,262	51,561	109,454	116,846	1,711,911	1,843,530	416,656	440,884

(1) The PVC MidCap Blend Account Subaccount changed its name to PVC MidCap Account, effective May 1, 2013.

The accompanying notes are an integral part of these financial statements.

25

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Changes in Net Assets

Years Ended December 31, 2013 and 2012

	Principal Variable Contracts Funds, Inc. – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios, continued
	SAM Conservative Growth Portfolio		SAM Flexible Income Portfolio		SAM Strategic Growth Portfolio
	2013	2012	2013	2012	2013	2012

Increase (decrease) in net assets from operations
Net investment income (loss)	$70,728	$(286,555)	$301,549	$94,931	$(31,176)	$(245,674)
Net realized gain (loss) from investment transactions	(107,676)	(477,785)	2,734	(39,519)	(151,326)	(517,552)
Change in net unrealized appreciation (depreciation) of investments	5,547,798	3,757,618	223,681	613,387	4,751,837	3,209,288

Net increase (decrease) in net assets from operations	5,510,850	2,993,278	527,964	668,799	4,569,335	2,446,062

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	525,118	691,281	158,797	377,382	292,365	437,257
Transfers for contract benefits and terminations	(2,536,451)	(1,880,897)	(639,493)	(800,537)	(2,476,314)	(1,388,121)
Contract maintenance charges	(14,845)	(15,997)	(1,787)	(1,725)	(13,831)	(14,842)
Transfers between subaccounts (including fixed account), net	(55,046)	568,922	308,192	1,157,187	(44,661)	(370,734)

Net increase (decrease) in net assets from contract transactions	(2,081,224)	(636,691)	(174,291)	732,307	(2,242,441)	(1,336,440)

Total increase (decrease) in net assets	3,429,626	2,356,587	353,673	1,401,106	2,326,894	1,109,622

Net assets
Beginning of period	26,764,877	24,408,290	8,615,870	7,214,764	19,091,841	17,982,219

End of period	$30,194,503	$26,764,877	$8,969,543	$8,615,870	$21,418,735	$19,091,841

Analysis of increase (decrease) in units outstanding
Units issued	33,705	86,061	39,143	96,635	21,149	52,407
Units redeemed	(139,199)	(122,491)	(49,308)	(49,996)	(133,968)	(128,490)

Increase (decrease) in units outstanding	(105,494)	(36,430)	(10,165)	46,639	(112,819)	(76,083)
Beginning units	1,514,077	1,550,507	527,817	481,178	1,072,698	1,148,781

Ending units	1,408,583	1,514,077	517,652	527,817	959,879	1,072,698

The accompanying notes are an integral part of these financial statements.

26

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2013

1. The Company

The Farmers Annuity Separate Account A (the “Account”), a unit investment trust registered under the Investment Company Act of 1940, as amended, was established by Farmers New World Life Insurance Company (the “Company”) during 2000 and exists in accordance with the regulations of the Washington State Office of the Insurance Commissioner. The Company is a wholly owned subsidiary of Farmers Group, Inc. (“FGI”), whose ultimate parent is Zurich Insurance Group. FGI, an insurance holding company that provides management services, is attorney-in-fact for three inter-insurance exchanges and their subsidiaries.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Company’s other assets and liabilities. The portion of the Account’s assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business the Company may conduct, but the obligations of the Account, including benefits related to the variable annuity contract, are obligations of the Company.

The Account is a funding vehicle for individual variable annuity contracts, which may consist of optional riders for additional insurance benefits. Investments are made in the underlying mutual fund portfolios and are valued at the reported net asset values of such portfolios, which value their investment securities at fair value. Investment transactions are recorded on a trade date basis. The deposits collected for these contracts are invested, at the direction of the contract holders, in the subaccounts that comprise the Account. The Account is currently comprised of forty-seven subaccounts. The value of each subaccount will increase or decrease, depending on the investment performance of the corresponding portfolio less mortality and expenses charged by the company. The subaccounts invest in the following underlying mutual fund portfolios (collectively, the “Funds”):

The Variable Annuity portfolio includes:

Calvert Variable Series, Inc.

VP SRI Mid Cap Growth Portfolio

Dreyfus Variable Investment Fund – Service Class Shares

Opportunistic Small Cap Portfolio

Quality Bond Portfolio

The Dreyfus Socially Responsible Growth Fund, Inc. – Service Class Shares

Socially Responsible Growth Fund

DWS Variable Series I – Class A Shares

Bond VIP

Core Equity VIP

Global Small Cap Growth VIP

International VIP

DWS Variable Series II – Class A Shares

Government & Agency Securities VIP

High Income VIP

Large Cap Value VIP

Money Market VIP

Small Mid Cap Growth VIP

27

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2013

1.	The Company

Fidelity Variable Insurance Products (“VIP”) Funds – Service Class Shares

VIP Growth Portfolio

VIP Index 500 Portfolio

VIP Mid Cap Portfolio

Fidelity VIP Freedom Funds – Service Class 2 Shares

VIP Freedom 2005 Portfolio

VIP Freedom 2010 Portfolio

VIP Freedom 2015 Portfolio

VIP Freedom 2020 Portfolio

VIP Freedom 2025 Portfolio

VIP Freedom 2030 Portfolio

VIP Freedom Income Portfolio

Fidelity VIP FundsManager Portfolios – Service Class 2 Shares

VIP FundsManager 20% Portfolio

VIP FundsManager 50% Portfolio

VIP FundsManager 70% Portfolio

VIP FundsManager 85% Portfolio

Franklin Templeton Variable Insurance Products Trust – Class 2 Shares

Developing Markets Securities Fund

Small – Mid Cap Growth Securities Fund

Small Cap Value Securities Fund

Goldman Sachs Variable Insurance Trust – Institutional Class Shares

Mid Cap Value Fund

Strategic Growth Fund

Structured Small Cap Equity Fund

Janus Aspen Series

Balanced Portfolio (Service Shares)

Enterprise Portfolio (Service Shares)

Forty Portfolio (Institutional Shares)

PIMCO Variable Insurance Trust – Administrative Class Shares

VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)

VIT Low Duration Portfolio

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds

Principal Capital Appreciation Account

Equity Income Account

MidCap Account (1)

SmallCap Growth Account II

28

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2013

1.	The Company

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares

– Strategic Asset Management (“SAM”) Portfolios

SAM Balanced Portfolio

SAM Conservative Balanced Portfolio

SAM Conservative Growth Portfolio

SAM Flexible Income Portfolio

SAM Strategic Growth Portfolio

(1)	The PVC MidCap Blend Account Subaccount changed its name to PVC MidCap Account, effective May 1, 2013.

The Company owns the assets in the Account, and is obligated to pay all benefits under the contracts the Company issues. The Company provides insurance and administrative services to the contract holders for a fee. The Company also maintains a fixed account (“Fixed Account”), to which contract holders may direct their deposits and receive a fixed rate of return.

The Company has sole discretion to invest the assets of the Fixed Account, subject to applicable law. Certain officers of the Account are also officers and directors of the Company.

The remainder of this page is intentionally left blank.

29

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2013

2.	Significant Accounting Policies

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Valuation of Investments and Accumulation Unit Values

Investments consist of shares of the Funds and are stated at fair value based on the reported net asset value (“NAV”) per share of the respective portfolios at December 31, 2013. Accumulation unit values are computed daily based on the change in fair market value of the NAV of the Fund less mortality and expense risk charges for the subaccount. For dividends and capital distributions received by the funds, the accumulation values are calculated with the dividend and capital distribution amount added back to the change in the fair market value of the NAV.

For the subaccount VIP Freedom 2005 Portfolio of the Fidelity VIP Freedom Funds, an adjustment has been made to the 2012 accumulation unit values in footnote 5 - Units Issued and Redeemed. This value was incorrectly reported in the 2012 financial statement and has been corrected for the 2013 statement. This error affected the historical accumulation unit value in the footnote disclosure only. There was no impact to the Statement of Assets and Liabilities, Statement of Operations, or the Statement of Changes in Net Assets. The table below identifies the correct accumulation unit value:

Variable Annuity with:	2012 Correct Accumulation Unit Value	2012 Previously reported Accumulation Unit Value
Guaranteed Minimum Death Benefit	11.42	11.00

Realized Gains and Losses

Realized gains and losses represent the difference between the proceeds from sales of shares and the cost of such shares, which are determined using the specific identified cost method.

Payable to Farmers New World Life Insurance Company

Amounts payable to the Company consist of unsettled transactions. The amounts are due from the respective subaccounts, to the Company, for mortality and expense risk charges.

Federal Income Tax

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (“IRC”). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the contracts. Therefore, no charge is being made currently to the Account for federal income taxes. The Company will review periodically the status of this contract in the event of changes in tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Dividends and Capital Gain Distributions

Dividend income and capital gain distributions received by the Funds are reinvested in additional Fund shares and are recognized on the ex-distribution date.

30

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2013

2.	Significant Accounting Policies

Fair Value Measurements

The Separate Account determined the fair value of its financial instruments based on the fair value hierarchy established in FASB guidance referenced in the Accounting Standards Codification Topic 820 (“ASC 820”), Fair Value Measurements and Disclosure , which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value.

The Separate Account has categorized its financial instruments based on the priority of the inputs to the valuation technique, into the three level hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Financial assets and liabilities recorded at fair value on the Statement of Assets, Liabilities and Contract Owners’ Equity are categorized as follows:

•	Level 1: Unadjusted quoted prices for identical assets or liabilities in an active market.

•	Level 2: Quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly. Level 2 inputs include the following:

a)	Quoted prices for similar assets or liabilities in active markets

b)	Quoted prices for identical or similar assets or liabilities in non-active markets

c)	Inputs other than quoted market prices that are observable

d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

•	Level 3: Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

Determination of Fair Values

The valuation methodologies used to determine the fair values of assets and liabilities reflect market participation assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. The Separate Account determines the fair values of certain financial assets based on quoted market prices. All of the investments in the subaccounts of the Separate Account are classified as Level 1 in the fair value hierarchy and consist of open-ended mutual funds. Participants may, without restriction, transact at the daily NAV of the funds. The NAV represents the daily per share value of the portfolio of investments of the mutual funds, at which sufficient volumes of transactions occur. As there were no Level 2 or Level 3 assets in any period presented, disclosure of transfer between levels or a reconciliation of Level 3 assets is not required.

31

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2013

3.	Expenses and Contract Maintenance Charges

Expenses

Mortality and Expense Risk Charge

The Company assumes mortality and expense risk related to the operations of the Account and deducts charges daily. The mortality and expense risk charge covers certain insurance benefits available under the contracts and certain expenses the Company expects to incur. It also covers the risk that charges will not be sufficient to cover costs associated with the contracts and to provide contractual benefits. The charge is assessed daily and is equal, on an annual basis, to 0.95% of the average daily net assets in the subaccounts.

Guaranteed Minimum Death Benefit

The contract holder has the option at issue of electing the guaranteed minimum death benefit rider which provides an enhanced death benefit in the event of the death of the last surviving annuitant before the annuity start date. The charge for this rider is assessed daily and is equal, on an annual basis, to 0.25% of the average daily assets in the subaccounts.

Guaranteed Retirement Income Benefit

A certain number of in-force contracts have a guaranteed retirement income benefit rider which guarantees a minimum lifetime fixed income benefit in certain specified circumstances. The charge for this rider is assessed daily and is equal, on an annual basis, to 0.25% of the average daily assets in the subaccounts. As of June 18, 2003, the Account ceased offering the guaranteed retirement income benefit rider. For contract holders who elected the guaranteed retirement income benefit rider before June 18, 2003, the guaranteed retirement income benefit rider remains in force and the Account’s obligations and duties under this rider will not change.

Administration Charge

The Company will deduct a daily asset-based administration charge, at an annual rate of 0.20%, from each subaccount to help reimburse for administrative charges.

Contract Maintenance Charges

Surrender Charge

The Company may deduct a surrender charge if, during the pay-in period, the contract holder fully surrenders the contract or withdraws a portion of its cash value. A surrender charge of up to 7% of amounts withdrawn may be deducted, if applicable.

Records Maintenance Charge

The Company deducts a records maintenance charge of $30 from the contract value on the last valuation day of each contract year during the pay-in period and on the date when the contract is surrendered, and at the annuity start date. This charge will be waived if certain conditions are met.

Transfer Fee

The Company may deduct after the twelfth transfer during a contract year, a transfer fee in the amount of $25 per transfer.

Premium Taxes

Various states and other governmental entities charge a premium tax on contracts issued by insurance companies. Premium tax rates currently range up to 3.5%, depending on the state. The Company is responsible for paying these taxes. If applicable, the Company will deduct the cost of such taxes from the contract value either from premium payments as the Company receives them, from contract value upon surrender or partial withdrawal, on the annuity start date, or upon payment of a death benefit.

Portfolio Operating Expenses

The value of the net assets of each subaccount is reduced by the investment management, 12b-1 fees and service fees in some cases, and other expenses incurred by the corresponding portfolio in which the subaccount invests. These fees and expenses are paid indirectly, through a reduction in unit values, by the contract holders, which currently ranges up to 2%.

32

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2013

4.	Purchases and Sales of Investments

The aggregate cost of the shares acquired and the aggregate proceeds from shares sold during the period ended December 31, 2013 consist of the following:

	Purchases	Sales
Calvert Variable Series, Inc.
VP SRI Mid Cap Growth Portfolio	$48,286	$69,352

Dreyfus Variable Investment Fund – Service Class Shares
Opportunistic Small Cap Portfolio	$217,621	$546,566
Quality Bond Portfolio	104,202	243,260

The Dreyfus Socially Responsible Growth Fund, Inc. – Service Class Shares
Socially Responsible Growth Fund	$122,338	$110,874

DWS Variable Series I – Class A Shares
Bond VIP	$531,619	$1,344,455
Core Equity VIP	62,853	236,050
Global Small Cap Growth VIP	479,610	1,139,290
International VIP	553,650	768,248

DWS Variable Series II – Class A Shares
Government & Agency Securities VIP	$434,480	$493,988
High Income VIP	529,042	916,443
Large Cap Value VIP	355,638	1,712,347
Money Market VIP	104,322	385,408
Small Mid Cap Growth VIP	2,020	46,363

Fidelity Variable Insurance Products (“VIP”) Funds – Service Class Shares
VIP Growth Portfolio	$102,201	$1,005,224
VIP Index 500 Portfolio	544,468	1,318,702
VIP Mid Cap Portfolio	1,405,463	1,288,280

Fidelity VIP Freedom Funds – Service Class 2 Shares
VIP Freedom 2005 Portfolio	$12,872	$20,968
VIP Freedom 2010 Portfolio	13,919	12,262
VIP Freedom 2015 Portfolio	26,028	18,590
VIP Freedom 2020 Portfolio	168,415	18,562
VIP Freedom 2025 Portfolio	262,663	82,178
VIP Freedom 2030 Portfolio	115,199	72,939
VIP Freedom Income Portfolio	11,363	3,041

Fidelity VIP FundsManager Portfolios – Service Class 2 Shares
VIP FundsManager 20% Portfolio	$45,525	$99,153
VIP FundsManager 50% Portfolio	291,542	151,376
VIP FundsManager 70% Portfolio	340,722	437,640
VIP FundsManager 85% Portfolio	81,219	143,993

Franklin Templeton Variable Insurance Products Trust – Class 2 Shares
Developing Markets Securities Fund	$125,534	$406,007
Small – Mid Cap Growth Securities Fund	295,639	241,967
Small Cap Value Securities Fund	579,800	616,123

Goldman Sachs Variable Insurance Trust – Institutional Class Shares
Mid Cap Value Fund	$401,990	$510,743
Strategic Growth Fund	227,807	702,637
Structured Small Cap Equity Fund	152,102	238,303

33

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2013

4.	Purchases and Sales of Investments

	Purchases	Sales
Janus Aspen Series
Balanced Portfolio (Service Shares)	$1,277,984	$1,136,853
Enterprise Portfolio (Service Shares)	8,184	79,823
Forty Portfolio (Institutional Shares)	386,032	1,499,171

PIMCO Variable Insurance Trust – Administrative Class Shares
VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)	$570,169	$933,645
VIT Low Duration Portfolio	305,133	1,152,595

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds
Principal Capital Appreciation Account	$248,442	$228,850
Equity Income Account	331,720	2,095,859
MidCap Account	322,007	557,896
SmallCap Growth Account II	6,120	109,126

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares
Strategic Asset Management (“SAM”) Portfolios
SAM Balanced Portfolio	$2,140,834	$3,965,538
SAM Conservative Balanced Portfolio	928,259	1,178,817
SAM Conservative Growth Portfolio	960,348	2,965,860
SAM Flexible Income Portfolio	1,020,265	892,264
SAM Strategic Growth Portfolio	610,424	2,880,516

	$17,866,073	$35,078,145

The remainder of this page is intentionally left blank.

34

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2013

5. Units Issued and Redeemed

	Individual Flexible Premium Variable Annuity with
	Standard Benefit Unit Activity During
	Year	Units Outstanding December 31, Prior Year	Units Issued	Units Redeemed	Units Outstanding	Accumulation Unit Value December 31, Year End
Calvert Variable Series, Inc. subaccount
VP SRI Mid Cap Growth Portfolio	2013	11,980	71	(2,122)	9,929	$ 18.33
	2012	15,786	74	(3,880)	11,980	14.27

Dreyfus Variable Investment Fund subaccounts
Opportunistic Small Cap Portfolio	2013	110,368	10,091	(30,223)	90,236	$ 15.11
	2012	103,315	25,412	(18,359)	110,368	10.31
Quality Bond Portfolio	2013	41,769	1,762	(10,520)	33,011	15.04
	2012	46,039	1,065	(5,335)	41,769	15.49

The Dreyfus Socially Responsible Growth Fund, subaccount
Socially Responsible Growth Fund	2013	12,240	5,569	(1,900)	15,909	$ 12.68
	2012	13,328	1,148	(2,236)	12,240	9.57

DWS Variable Series I subaccounts
Bond VIP	2013	238,071	11,314	(67,302)	182,083	$ 14.18
	2012	252,941	21,860	(36,730)	238,071	14.79
Core Equity VIP	2013	117,453	625	(6,031)	112,047	14.18
	2012	132,368	2,165	(17,080)	117,453	10.45
Global Small Cap Growth VIP	2013	157,376	3,649	(32,973)	128,052	22.71
	2012	169,651	17,908	(30,183)	157,376	16.90
International VIP	2013	441,676	22,330	(66,147)	397,859	8.13
	2012	468,660	43,329	(70,313)	441,676	6.84

DWS Variable Series II subaccounts
Government & Agency Securities VIP	2013	93,452	4,797	(15,810)	82,439	$ 16.90
	2012	100,882	9,428	(16,858)	93,452	17.63
High Income VIP	2013	138,305	5,477	(23,353)	120,429	20.38
	2012	148,779	13,609	(24,083)	138,305	19.10
Large Cap Value VIP	2013	254,705	4,513	(35,810)	223,408	29.05
	2012	285,961	6,068	(37,324)	254,705	22.45
Money Market VIP	2013	71,228	8,022	(23,029)	56,221	11.17
	2012	101,748	5,529	(36,049)	71,228	11.30
Small Mid Cap Growth VIP	2013	28,066	147	(275)	27,938	6.74
	2012	33,899	1,618	(7,451)	28,066	4.77

Fidelity Variable Insurance Products (“VIP”) Funds subaccounts
VIP Growth Portfolio	2013	357,549	6,000	(44,758)	318,791	$ 13.82
	2012	409,277	12,366	(64,094)	357,549	10.27
VIP Index 500 Portfolio	2013	372,741	8,014	(53,801)	326,954	16.04
	2012	415,489	13,688	(56,436)	372,741	12.28
VIP Mid Cap Portfolio	2013	147,666	9,629	(28,707)	128,588	32.81
	2012	170,550	10,927	(33,811)	147,666	24.39

35

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2013

5. Units Issued and Redeemed

	Individual Flexible Premium Variable Annuity with
	Standard Benefit Unit Activity During
	Year	Units Outstanding December 31, Prior Year	Units Issued	Units Redeemed	Units Outstanding	Accumulation Unit Value December 31, Year End
Fidelity VIP Freedom Funds subaccounts
VIP Freedom 2005 Portfolio	2013	6,810	991	(1,725)	6,076	$ 12.49
	2012	6,665	145	-	6,810	11.54
VIP Freedom 2010 Portfolio	2013	4,575	85	(484)	4,176	13.29
	2012	2,063	2,882	(370)	4,575	11.88
VIP Freedom 2015 Portfolio	2013	16,086	35	(443)	15,678	13.34
	2012	12,285	3,859	(58)	16,086	11.82
VIP Freedom 2020 Portfolio	2013	54,301	851	(298)	54,854	13.33
	2012	54,215	5,989	(5,903)	54,301	11.66
VIP Freedom 2025 Portfolio	2013	17,772	991	(2,948)	15,815	13.88
	2012	12,713	6,140	(1,081)	17,772	11.73
VIP Freedom 2030 Portfolio	2013	31,662	3,416	(2,402)	32,676	13.67
	2012	25,651	7,585	(1,574)	31,662	11.39
VIP Freedom Income Portfolio	2013	5,275	504	(82)	5,697	11.93
	2012	4,937	449	(111)	5,275	11.47

Fidelity VIP FundsManager Portfolios subaccounts
VIP FundsManager 20% Portfolio	2013	22,374	2,081	(1,790)	22,665	$ 11.82
	2012	29,117	6,104	(12,847)	22,374	11.34
VIP FundsManager 50% Portfolio	2013	60,352	13,857	(8,243)	65,966	13.08
	2012	43,313	20,824	(3,785)	60,352	11.54
VIP FundsManager 70% Portfolio	2013	203,584	18,088	(28,776)	192,896	13.59
	2012	186,466	22,571	(5,453)	203,584	11.31
VIP FundsManager 85% Portfolio	2013	38,224	708	(10,168)	28,764	13.83
	2012	37,820	1,656	(1,252)	38,224	10.97

Franklin Templeton Variable Insurance Products Trust subaccounts
Developing Markets Securities Fund	2013	99,956	2,202	(13,986)	88,172	$ 19.94
	2012	105,779	10,345	(16,168)	99,956	20.36
Small – Mid Cap Growth Securities Fund	2013	92,631	5,155	(6,564)	91,222	17.40
	2012	128,021	18,571	(53,961)	92,631	12.74
Small Cap Value Securities Fund	2013	93,879	27,612	(26,504)	94,987	20.40
	2012	90,817	30,298	(27,236)	93,879	15.14

Goldman Sachs Variable Insurance Trust – Institutional subaccounts
Mid Cap Value Fund	2013	88,625	351	(7,977)	80,999	$ 29.90
	2012	113,270	660	(25,305)	88,625	22.76
Strategic Growth Fund	2013	209,482	1,324	(25,270)	185,536	14.47
	2012	252,712	2,542	(45,772)	209,482	11.05
Structured Small Cap Equity Fund	2013	35,601	268	(9,125)	26,744	21.68
	2012	39,174	5,139	(8,712)	35,601	16.17

36

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2013

5. Units Issued and Redeemed

	Individual Flexible Premium Variable Annuity with
	Standard Benefit Unit Activity During
	Year	Units Outstanding December 31, Prior Year	Units Issued	Units Redeemed	Units Outstanding	Accumulation Unit Value December 31, Year End
Janus Aspen Series subaccounts
Balanced Portfolio (Service Shares)	2013	274,203	24,554	(34,022)	264,735	$ 19.94
	2012	260,937	36,369	(23,103)	274,203	16.83
Enterprise Portfolio (Service Shares)	2013	26,457	202	(2,018)	24,641	18.76
	2012	32,486	2,843	(8,872)	26,457	14.37
Forty Portfolio (Institutional Shares)	2013	655,471	10,122	(68,963)	596,630	12.46
	2012	720,338	35,364	(100,231)	655,471	9.60

PIMCO Variable Insurance Trust subaccounts
VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)	2013	127,240	8,830	(22,085)	113,985	$ 18.53
	2012	142,382	9,150	(24,292)	127,240	18.64
VIT Low Duration Portfolio	2013	196,215	6,534	(37,191)	165,558	15.64
	2012	197,474	18,836	(20,095)	196,215	15.84

Principal Variable Contracts Funds, Inc.
(“PVC”) Equity Funds subaccounts
Principal Capital Appreciation Account	2013	33,551	2,964	(10,445)	26,070	$ 19.10
	2012	36,277	264	(2,990)	33,551	14.61
Equity Income Account	2013	173,718	5,506	(28,099)	151,125	22.56
	2012	194,790	1,496	(22,568)	173,718	17.96
MidCap Account	2013	32,533	1,124	(4,573)	29,084	93.19
	2012	36,344	525	(4,336)	32,533	70.57
SmallCap Growth Account II	2013	79,388	266	(3,938)	75,716	13.73
	2012	83,581	771	(4,964)	79,388	9.45

Principal Variable Contracts Funds, Inc.
(“PVC”) Strategic Asset Management (“SAM”) subaccounts
SAM Balanced Portfolio	2013	848,537	28,560	(133,382)	743,715	$ 20.68
	2012	879,022	73,339	(103,824)	848,537	17.83
SAM Conservative Balanced Portfolio	2013	235,658	10,013	(32,179)	213,492	18.77
	2012	256,302	34,526	(55,170)	235,658	17.06
SAM Conservative Growth Portfolio	2013	618,815	19,951	(52,177)	586,589	21.80
	2012	663,941	17,896	(63,022)	618,815	17.95
SAM Flexible Income Portfolio	2013	334,776	22,331	(28,361)	328,746	17.51
	2012	324,153	54,735	(44,112)	334,776	16.48
SAM Strategic Growth Portfolio	2013	493,822	7,022	(87,461)	413,383	22.69
	2012	553,043	20,270	(79,491)	493,822	18.05

37

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2013

5. Units Issued and Redeemed

	Individual Flexible Premium Variable Annuity with
	Guaranteed Minimum Death Benefit Unit Activity During
	Year	Units Outstanding December 31, Prior Year	Units Issued	Units Redeemed	Units Outstanding	Accumulation Unit Value December 31, Year End
Calvert Variable Series, Inc subaccounts
VP SRI Mid Cap Growth Portfolio	2013	10,476	-	(1,833)	8,643	$ 17.76
	2012	13,269	3	(2,796)	10,476	13.87

Dreyfus Variable Investment Fund subaccounts
Opportunistic Small Cap Portfolio	2013	72,101	6,754	(8,089)	70,766	$ 14.64
	2012	65,311	21,889	(15,099)	72,101	10.02
Quality Bond Portfolio	2013	28,959	2,393	(2,127)	29,225	14.58
	2012	31,001	1,406	(3,448)	28,959	15.05

The Dreyfus Socially Responsible Growth Fund, Inc. subaccounts
Socially Responsible Growth Fund	2013	17,032	4,325	(7,800)	13,557	$ 12.29
	2012	1,418	15,728	(114)	17,032	9.30

DWS Variable Series I subaccounts
Bond VIP	2013	160,739	11,838	(23,961)	148,616	$ 13.70
	2012	152,808	30,445	(22,514)	160,739	14.33
Core Equity VIP	2013	38,049	61	(3,675)	34,435	13.71
	2012	47,068	508	(9,527)	38,049	10.12
Global Small Cap Growth VIP	2013	105,061	1,257	(17,355)	88,963	22.01
	2012	124,279	6,171	(25,389)	105,061	16.42
International VIP	2013	197,699	15,227	(21,232)	191,694	7.86
	2012	219,821	20,438	(42,560)	197,699	6.62

DWS Variable Series II subaccounts
Government & Agency Securities VIP	2013	86,294	6,867	(8,828)	84,333	$ 16.33
	2012	94,095	10,883	(18,684)	86,294	17.08
High Income VIP	2013	100,916	3,312	(18,730)	85,498	19.69
	2012	100,327	11,843	(11,254)	100,916	18.51
Large Cap Value VIP	2013	145,630	1,801	(17,851)	129,580	28.08
	2012	161,349	11,635	(27,354)	145,630	21.75
Money Market VIP	2013	48,849	5,347	(14,040)	40,156	10.80
	2012	55,503	6,431	(13,085)	48,849	10.95
Small Mid Cap Growth VIP	2013	8,237	69	(3,743)	4,563	6.51
	2012	8,547	395	(705)	8,237	4.62

Fidelity Variable Insurance Products (“VIP”) Funds subaccounts
VIP Growth Portfolio	2013	243,163	4,107	(24,091)	223,179	$ 13.40
	2012	250,662	32,676	(40,175)	243,163	9.97
VIP Index 500 Portfolio	2013	205,579	16,876	(28,217)	194,238	15.55
	2012	231,419	21,532	(47,372)	205,579	11.93
VIP Mid Cap Portfolio	2013	97,871	4,050	(13,948)	87,973	31.80
	2012	105,977	13,220	(21,326)	97,871	23.70

38

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2013

5. Units Issued and Redeemed

	Individual Flexible Premium Variable Annuity with
	Guaranteed Minimum Death Benefit Unit Activity During
	Year	Units Outstanding December 31, Prior Year	Units Issued	Units Redeemed	Units Outstanding	Accumulation Unit Value December 31, Year End
Fidelity VIP Freedom Funds subaccounts
VIP Freedom 2005 Portfolio	2013	-	-	-	-	$ 12.32
	2012	-	-	-	-	11.42
VIP Freedom 2010 Portfolio	2013	32,677	45	(6)	32,716	13.12
	2012	30,850	1,837	(10)	32,677	11.75
VIP Freedom 2015 Portfolio	2013	41,842	308	(287)	41,863	13.16
	2012	41,951	3,091	(3,200)	41,842	11.70
VIP Freedom 2020 Portfolio	2013	39,283	10,068	(29)	49,322	13.16
	2012	37,685	20,947	(19,349)	39,283	11.54
VIP Freedom 2025 Portfolio	2013	63,842	16,950	(2,551)	78,241	13.70
	2012	48,887	20,194	(5,239)	63,842	11.60
VIP Freedom 2030 Portfolio	2013	45,767	2,980	(2,616)	46,131	13.49
	2012	20,633	25,819	(685)	45,767	11.27
VIP Freedom Income Portfolio	2013	8,359	185	(21)	8,523	11.77
	2012	3,689	4,709	(39)	8,359	11.35

Fidelity VIP FundsManager Portfolios subaccounts
VIP FundsManager 20% Portfolio	2013	24,800	707	(6,407)	19,100	$ 11.66
	2012	13,714	12,073	(987)	24,800	11.22
VIP FundsManager 50% Portfolio	2013	20,544	8,462	(3,271)	25,735	12.91
	2012	20,267	445	(168)	20,544	11.42
VIP FundsManager 70% Portfolio	2013	49,224	7,609	(4,516)	52,317	13.41
	2012	42,819	9,565	(3,160)	49,224	11.19
VIP FundsManager 85% Portfolio	2013	133,995	3,147	(37)	137,105	13.65
	2012	130,093	5,117	(1,215)	133,995	10.85

Franklin Templeton Variable Insurance Products Trust subaccounts
Developing Markets Securities Fund	2013	35,917	2,460	(5,250)	33,127	$ 19.27
	2012	51,926	2,486	(18,495)	35,917	19.73
Small – Mid Cap Growth Securities Fund	2013	86,879	2,663	(5,787)	83,755	16.86
	2012	81,933	11,766	(6,820)	86,879	12.38
Small Cap Value Securities Fund	2013	72,880	1,734	(6,551)	68,063	19.96
	2012	69,417	16,322	(12,859)	72,880	14.86

Goldman Sachs Variable Insurance Trust subaccounts
Mid Cap Value Fund	2013	45,482	164	(5,739)	39,907	$ 28.98
	2012	55,587	491	(10,596)	45,482	22.11
Strategic Growth Fund	2013	127,211	745	(16,517)	111,439	14.02
	2012	153,623	3,079	(29,491)	127,211	10.74
Structured Small Cap Equity Fund	2013	26,766	695	(2,890)	24,571	21.01
	2012	28,477	2,478	(4,189)	26,766	15.71

39

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2013

5. Units Issued and Redeemed

	Individual Flexible Premium Variable Annuity with
	Guaranteed Minimum Death Benefit Unit Activity During
	Year	Units Outstanding December 31, Prior Year	Units Issued	Units Redeemed	Units Outstanding	Accumulation Unit Value December 31, Year End
Janus Aspen Series subaccounts
Balanced Portfolio (Service Shares)	2013	200,466	15,764	(26,083)	190,147	$ 19.32
	2012	163,672	47,483	(10,689)	200,466	16.35
Enterprise Portfolio (Service Shares)	2013	11,849	75	(1,243)	10,681	18.18
	2012	12,026	272	(449)	11,849	13.96
Forty Portfolio (Institutional Shares)	2013	380,057	20,112	(38,521)	361,648	12.04
	2012	416,818	20,632	(57,393)	380,057	9.31

PIMCO Variable Insurance Trust subaccounts
VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)	2013	101,797	5,479	(24,993)	82,283	$ 17.91
	2012	100,055	12,776	(11,034)	101,797	18.07
VIT Low Duration Portfolio	2013	143,553	8,064	(30,254)	121,363	15.11
	2012	135,440	32,290	(24,177)	143,553	15.35

Principal Variable Contracts Funds, Inc.
(“PVC”) Equity Funds subaccounts
Principal Capital Appreciation Account	2013	19,120	224	(2,613)	16,731	$ 18.70
	2012	22,329	334	(3,543)	19,120	14.33
Equity Income Account	2013	184,023	1,916	(68,043)	117,896	21.86
	2012	220,952	9,805	(46,734)	184,023	17.45
MidCap Account	2013	13,245	144	(1,576)	11,813	90.32
	2012	15,454	677	(2,886)	13,245	68.56
SmallCap Growth Account II	2013	22,271	319	(2,299)	20,291	13.30
	2012	25,948	458	(4,135)	22,271	9.18

Principal Variable Contracts Funds, Inc.
(“PVC”) Strategic Asset Management (“SAM”) subaccounts
SAM Balanced Portfolio	2013	834,509	20,738	(36,336)	818,911	$ 20.11
	2012	870,245	47,428	(83,164)	834,509	17.38
SAM Conservative Balanced Portfolio	2013	176,184	28,067	(19,409)	184,842	18.25
	2012	163,154	36,285	(23,255)	176,184	16.63
SAM Conservative Growth Portfolio	2013	766,977	7,144	(57,470)	716,651	21.20
	2012	751,184	66,568	(50,775)	766,977	17.50
SAM Flexible Income Portfolio	2013	181,333	16,642	(18,840)	179,135	17.03
	2012	156,060	31,154	(5,881)	181,333	16.07
SAM Strategic Growth Portfolio	2013	485,217	13,453	(29,144)	469,526	22.06
	2012	502,927	29,065	(46,775)	485,217	17.60

40

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2013

5. Units Issued and Redeemed

	Individual Flexible Premium Variable Annuity with Guaranteed Retirement Income Benefit Unit Activity During
	Year	Units Outstanding December 31, Prior Year	Units Issued	Units Redeemed	Units Outstanding	Accumulation Unit Value December 31, Year End
Calvert Variable Series, Inc subaccounts
VP SRI Mid Cap Growth Portfolio	2013	5,836	9	(100)	5,745	$ 17.76
	2012	5,830	11	(5)	5,836	13.87
Dreyfus Variable Investment Fund subaccounts
Opportunistic Small Cap Portfolio	2013	27,679	1,052	(3,932)	24,799	$ 14.64
	2012	31,870	903	(5,094)	27,679	10.02
Quality Bond Portfolio	2013	10,621	1,079	(1,997)	9,703	14.58
	2012	13,562	709	(3,650)	10,621	15.05
The Dreyfus Socially Responsible Growth Fund, Inc. – subaccounts
Socially Responsible Growth Fund	2013	596	44	(3)	637	$ 12.29
	2012	599	-	(3)	596	9.30
DWS Variable Series I subaccounts
Bond VIP	2013	23,107	2,067	(1,919)	23,255	$ 13.70
	2012	26,190	906	(3,989)	23,107	14.33
Core Equity VIP	2013	50,099	719	(1,463)	49,355	13.71
	2012	51,322	1,507	(2,730)	50,099	10.12
Global Small Cap Growth VIP	2013	27,014	409	(3,783)	23,640	22.01
	2012	31,077	973	(5,036)	27,014	16.42
International VIP	2013	88,737	3,498	(8,759)	83,476	7.86
	2012	102,257	4,059	(17,579)	88,737	6.62
DWS Variable Series II subaccounts
Government & Agency Securities VIP	2013	25,316	1,937	(4,202)	23,051	$ 16.33
	2012	28,257	1,139	(4,080)	25,316	17.08
High Income VIP	2013	15,907	1,292	(2,920)	14,279	19.69
	2012	19,251	1,036	(4,380)	15,907	18.51
Large Cap Value VIP	2013	60,652	1,929	(6,346)	56,235	28.08
	2012	69,457	2,120	(10,925)	60,652	21.75
Money Market VIP	2013	12,555	370	(288)	12,637	10.80
	2012	13,435	372	(1,252)	12,555	10.95
Small Mid Cap Growth VIP	2013	23,251	53	(2,487)	20,817	6.51
	2012	25,373	532	(2,654)	23,251	4.62
Fidelity Variable Insurance Products (“VIP”) Funds subaccounts
VIP Growth Portfolio	2013	61,510	2,198	(7,370)	56,338	$ 13.40
	2012	73,033	2,362	(13,885)	61,510	9.97
VIP Index 500 Portfolio	2013	55,936	1,962	(7,044)	50,854	15.55
	2012	63,767	3,025	(10,856)	55,936	11.93
VIP Mid Cap Portfolio	2013	25,083	1,011	(1,612)	24,482	31.80
	2012	34,572	256	(9,745)	25,083	23.70

41

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2013

5. Units Issued and Redeemed

	Individual Flexible Premium Variable Annuity with Guaranteed Retirement Income Benefit Unit Activity During
	Year	Units Outstanding December 31, Prior Year	Units Issued	Units Redeemed	Units Outstanding	Accumulation Unit Value December 31, Year End
Fidelity VIP Freedom Funds subaccounts
VIP Freedom 2005 Portfolio	2013	-	-	-	-	$ 12.32
	2012	-	-	-	-	11.42
VIP Freedom 2010 Portfolio	2013	-	-	-	-	13.12
	2012	-	-	-	-	11.75
VIP Freedom 2015 Portfolio	2013	-	-	-	-	13.16
	2012	-	-	-	-	11.70
VIP Freedom 2020 Portfolio	2013	-	-	-	-	13.16
	2012	1,743	-	(1,743)	-	11.54
VIP Freedom 2025 Portfolio	2013	-	-	-	-	13.70
	2012	657	-	(657)	-	11.60
VIP Freedom 2030 Portfolio	2013	1,717	675	(18)	2,374	13.49
	2012	-	1,731	(14)	1,717	11.27
VIP Freedom Income Portfolio	2013	-	-	-	-	11.77
	2012	-	-	-	-	11.35
Fidelity VIP FundsManager Portfolios subaccounts
VIP FundsManager 20% Portfolio	2013	-	-	-	-	$ 11.66
	2012	4,900	-	(4,900)	-	11.22
VIP FundsManager 50% Portfolio	2013	1,069	-	(3)	1,066	12.91
	2012	2,134	-	(1,065)	1,069	11.42
VIP FundsManager 70% Portfolio	2013	-	-	-	-	13.41
	2012	-	-	-	-	11.19
VIP FundsManager 85% Portfolio	2013	-	-	-	-	13.65
	2012	-	-	-	-	10.85
Franklin Templeton Variable Insurance
Products Trust subaccounts
Developing Markets Securities Fund	2013	5,032	221	(909)	4,344	$ 19.27
	2012	7,887	84	(2,939)	5,032	19.73
Small – Mid Cap Growth Securities Fund	2013	16,347	294	(1,257)	15,384	16.86
	2012	18,940	561	(3,154)	16,347	12.38
Small Cap Value Securities Fund	2013	2,066	10	(333)	1,743	19.96
	2012	2,367	34	(335)	2,066	14.86
Goldman Sachs Variable Insurance Trust subaccounts
Mid Cap Value Fund	2013	24,486	451	(2,539)	22,398	$ 28.98
	2012	30,246	345	(6,105)	24,486	22.11
Strategic Growth Fund	2013	53,715	1,732	(6,243)	49,204	14.02
	2012	67,566	1,060	(14,911)	53,715	10.74
Structured Small Cap Equity Fund	2013	419	6	(14)	411	21.01
	2012	535	12	(128)	419	15.71

42

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2013

5. Units Issued and Redeemed

	Individual Flexible Premium Variable Annuity with Guaranteed Retirement Income Benefit Unit Activity During
	Year	Units Outstanding December 31, Prior Year	Units Issued	Units Redeemed	Units Outstanding	Accumulation Unit Value December 31, Year End
Janus Aspen Series subaccounts
Balanced Portfolio (Service Shares)	2013	21,646	756	(1,187)	21,215	$ 19.32
	2012	27,340	5,235	(10,929)	21,646	16.35
Enterprise Portfolio (Service Shares)	2013	5,721	73	(685)	5,109	18.18
	2012	7,121	157	(1,557)	5,721	13.96
Forty Portfolio (Institutional Shares)	2013	164,831	4,930	(9,319)	160,442	12.04
	2012	192,033	3,889	(31,091)	164,831	9.31
PIMCO Variable Insurance Trust subaccounts
VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)	2013	19,270	1,731	(2,483)	18,518	$ 17.91
	2012	23,327	1,720	(5,777)	19,270	18.07
VIT Low Duration Portfolio	2013	39,434	2,757	(5,349)	36,842	15.11
	2012	35,102	9,837	(5,505)	39,434	15.35
Principal Variable Contracts Funds, Inc.
(“PVC”) Equity Funds subaccounts
Principal Capital Appreciation Account	2013	2,071	-	-	2,071	$ 18.70
	2012	2,071	-	-	2,071	14.33
Equity Income Account	2013	14,484	36	(3,019)	11,501	21.86
	2012	16,524	41	(2,081)	14,484	17.45
MidCap Account	2013	4,293	38	(303)	4,028	90.32
	2012	4,806	35	(548)	4,293	68.56
SmallCap Growth Account II	2013	9,834	117	(1,361)	8,590	13.30
	2012	11,373	365	(1,904)	9,834	9.18

Principal Variable Contracts Funds, Inc.
(“PVC”)Strategic Asset Management (“SAM”) subaccounts
SAM Balanced Portfolio	2013	58,884	2,595	(1,839)	59,640	$ 20.11
	2012	58,218	3,131	(2,465)	58,884	17.38
SAM Conservative Balanced Portfolio	2013	17,081	361	(11,077)	6,365	18.25
	2012	18,110	446	(1,475)	17,081	16.63
SAM Conservative Growth Portfolio	2013	100,615	2,926	(28,164)	75,377	21.20
	2012	107,242	1,014	(7,641)	100,615	17.50
SAM Flexible Income Portfolio	2013	962	-	(3)	959	17.03
	2012	965	-	(3)	962	16.07
SAM Strategic Growth Portfolio	2013	67,934	358	(14,015)	54,277	22.06
	2012	66,201	2,949	(1,216)	67,934	17.60

43

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2013

5. Units Issued and Redeemed

	Individual Flexible Premium Variable Annuity with Guaranteed Minimum Death Benefit and Retirement Income Benefit Unit Activity During
	Year	Units Outstanding December 31, Prior Year	Units Issued	Units Redeemed	Units Outstanding	Accumulation Unit Value December 31, Year End
Calvert Variable Series, Inc subaccounts
VP SRI Mid Cap Growth Portfolio	2013	25	-	(2)	23	$ 17.22
	2012	27	-	(2)	25	13.47
Dreyfus Variable Investment Fund subaccounts
Opportunistic Small Cap Portfolio	2013	15,499	280	(2,650)	13,129	$ 14.19
	2012	17,760	802	(3,063)	15,499	9.73
Quality Bond Portfolio	2013	10,336	1,056	(1,842)	9,550	14.13
	2012	12,337	702	(2,703)	10,336	14.63
The Dreyfus Socially Responsible Growth Fund, Inc. – subaccounts
Socially Responsible Growth Fund	2013	399	-	-	399	$ 11.91
	2012	498	-	(99)	399	9.03
DWS Variable Series I subaccounts
Bond VIP	2013	20,806	5,334	(5,172)	20,968	$ 13.25
	2012	23,544	1,540	(4,278)	20,806	13.88
Core Equity VIP	2013	59,646	635	(5,714)	54,567	13.25
	2012	65,935	1,865	(8,154)	59,646	9.81
Global Small Cap Growth VIP	2013	15,349	180	(2,433)	13,096	21.33
	2012	17,488	738	(2,877)	15,349	15.95
International VIP	2013	62,014	1,992	(7,260)	56,746	7.59
	2012	70,296	3,226	(11,508)	62,014	6.42
DWS Variable Series II subaccounts
Government & Agency Securities VIP	2013	22,856	1,834	(2,913)	21,777	$ 15.79
	2012	26,723	1,470	(5,337)	22,856	16.55
High Income VIP	2013	14,829	2,430	(2,327)	14,932	19.04
	2012	18,045	570	(3,786)	14,829	17.93
Large Cap Value VIP	2013	51,996	1,015	(6,021)	46,990	27.15
	2012	58,689	1,932	(8,625)	51,996	21.08
Money Market VIP	2013	5,153	183	(284)	5,052	10.44
	2012	5,849	408	(1,104)	5,153	10.61
Small Mid Cap Growth VIP	2013	6,094	62	(354)	5,802	6.29
	2012	6,410	203	(519)	6,094	4.48

Fidelity Variable Insurance Products (“VIP”) Funds subaccounts
VIP Growth Portfolio	2013	41,407	862	(6,420)	35,849	$ 12.99
	2012	50,047	1,464	(10,104)	41,407	9.69
VIP Index 500 Portfolio	2013	33,669	629	(4,633)	29,665	15.07
	2012	40,980	698	(8,009)	33,669	11.59
VIP Mid Cap Portfolio	2013	7,663	3,169	(856)	9,976	30.82
	2012	11,295	598	(4,230)	7,663	23.02

44

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2013

5. Units Issued and Redeemed

	Individual Flexible Premium Variable Annuity with Guaranteed Minimum Death Benefit and Retirement Income Benefit Unit Activity During
	Year	Units Outstanding December 31, Prior Year	Units Issued	Units Redeemed	Units Outstanding	Accumulation Unit Value December 31, Year End
Fidelity VIP Freedom Funds subaccounts
VIP Freedom 2005 Portfolio	2013	-	-	-	-	$ 12.16
	2012	-	-	-	-	11.30
VIP Freedom 2010 Portfolio	2013	-	-	-	-	12.95
	2012	-	-	-	-	11.63
VIP Freedom 2015 Portfolio	2013	-	-	-	-	12.99
	2012	-	-	-	-	11.57
VIP Freedom 2020 Portfolio	2013	2,513	-	(2)	2,511	12.98
	2012	2,815	-	(302)	2,513	11.41
VIP Freedom 2025 Portfolio	2013	-	-	-	-	13.52
	2012	-	-	-	-	11.48
VIP Freedom 2030 Portfolio	2013	-	-	-	-	13.31
	2012	-	-	-	-	11.15
VIP Freedom Income Portfolio	2013	-	-	-	-	11.62
	2012	-	-	-	-	11.23
Fidelity VIP FundsManager Portfolios subaccounts
VIP FundsManager 20% Portfolio	2013	-	-	-	-	$ 11.51
	2012	-	-	-	-	11.10
VIP FundsManager 50% Portfolio	2013	-	-	-	-	12.74
	2012	-	-	-	-	11.30
VIP FundsManager 70% Portfolio	2013	-	-	-	-	13.24
	2012	-	-	-	-	11.07
VIP FundsManager 85% Portfolio	2013	-	-	-	-	13.47
	2012	-	-	-	-	10.73
Franklin Templeton Variable Insurance Products Trust subaccounts
Developing Markets Securities Fund	2013	1,669	137	(105)	1,701	$ 18.63
	2012	1,632	64	(27)	1,669	19.11
Small – Mid Cap Growth Securities Fund	2013	9,211	121	(1,441)	7,891	16.34
	2012	10,186	433	(1,408)	9,211	12.03
Small Cap Value Securities Fund	2013	75	1	-	76	19.54
	2012	74	1	-	75	14.58
Goldman Sachs Variable Insurance Trust subaccounts
Mid Cap Value Fund	2013	16,819	269	(2,103)	14,985	$ 28.09
	2012	19,445	396	(3,022)	16,819	21.48
Strategic Growth Fund	2013	38,261	752	(6,217)	32,796	13.59
	2012	45,678	1,046	(8,463)	38,261	10.43
Structured Small Cap Equity Fund	2013	112	1	-	113	20.37
	2012	110	2	-	112	15.26

45

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2013

5. Units Issued and Redeemed

	Individual Flexible Premium Variable Annuity with Guaranteed Minimum Death Benefit and Retirement Income Benefit Unit Activity During
	Year	Units Outstanding December 31, Prior Year	Units Issued	Units Redeemed	Units Outstanding	Accumulation Unit Value December 31, Year End
Janus Aspen Series subaccounts
Balanced Portfolio (Service Shares)	2013	4,580	1,656	(561)	5,675	$ 18.73
	2012	15,235	-	(10,655)	4,580	15.89
Enterprise Portfolio (Service Shares)	2013	5,827	109	(595)	5,341	17.62
	2012	6,372	204	(749)	5,827	13.57
Forty Portfolio (Institutional Shares)	2013	140,712	2,266	(15,570)	127,408	11.64
	2012	164,338	2,432	(26,058)	140,712	9.02
PIMCO Variable Insurance Trust subaccounts
VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)	2013	14,628	1,401	(2,520)	13,509	$ 17.31
	2012	18,052	692	(4,116)	14,628	17.51
VIT Low Duration Portfolio	2013	26,713	2,897	(3,390)	26,220	14.61
	2012	36,713	2,099	(12,099)	26,713	14.87
Principal Variable Contracts Funds, Inc. (“PVC”) Equity Funds subaccounts
Principal Capital Appreciation Account	2013	3,889	370	-	4,259	$ 18.30
	2012	3,447	442	-	3,889	14.06
Equity Income Account	2013	15,982	447	(818)	15,611	21.19
	2012	16,657	770	(1,445)	15,982	16.96
MidCap Account	2013	1,490	21	(174)	1,337	87.54
	2012	1,856	28	(394)	1,490	66.62
SmallCap Growth Account II	2013	5,353	156	(652)	4,857	12.89
	2012	6,274	290	(1,211)	5,353	8.92
Principal Variable Contracts Funds, Inc. (“PVC”) Strategic Asset Management (“SAM”) subaccounts
SAM Balanced Portfolio	2013	101,600	8,732	(20,687)	89,645	$ 19.55
	2012	106,203	6,270	(10,873)	101,600	16.94
SAM Conservative Balanced Portfolio	2013	11,961	-	(4)	11,957	17.75
	2012	11,965	-	(4)	11,961	16.22
SAM Conservative Growth Portfolio	2013	27,670	3,684	(1,388)	29,966	20.61
	2012	28,140	583	(1,053)	27,670	17.06
SAM Flexible Income Portfolio	2013	10,746	170	(2,104)	8,812	16.56
	2012	-	10,746	-	10,746	15.66
SAM Strategic Growth Portfolio	2013	25,725	316	(3,348)	22,693	21.45
	2012	26,610	123	(1,008)	25,725	17.16

46

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2013

6.	Financial Highlights

The Company sells variable annuity products, which have unique combinations of features and fees that are charged against the policyholder’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

The following table was developed by determining which products offered by the Company have the lowest and highest total return. Only product designs within each subaccount that had units outstanding during the respective periods were considered when determining the lowest and highest total return. The summary may not reflect the minimum and maximum contract charges offered by the Company as policyholders may not have selected all available and applicable contract options as discussed in Note 3.

	At December 31					For the Period Ended December 31
	Units	Unit Fair Value			Net Assets	Investment Income Ratio *	Expense Ratio ** Lowest to Highest			Total Return *** Lowest to Highest
Calvert Variable Series, Inc.
VP SRI Mid Cap Growth Portfolio
2013	24,340	$17.22	to	$18.33	$437,991	0.00%	1.15%	to	1.65%	27.80%	to	28.43%
2012	28,317	13.47	to	14.27	397,504	0.00%	1.15%	to	1.65%	14.85%	to	15.42%
2011	34,912	11.73	to	12.36	425,527	0.00%	1.15%	to	1.65%	0.67%	to	1.17%
2010	29,736	11.65	to	12.22	360,020	0.00%	1.15%	to	1.65%	29.34%	to	29.98%
2009	33,315	9.01	to	9.40	310,800	0.00%	1.15%	to	1.65%	29.87%	to	30.52%
Dreyfus Variable Investment Fund – Service Class Shares
Opportunistic Small Cap Portfolio
2013	198,930	$14.19	to	$15.11	$2,949,034	0.00%	1.15%	to	1.65%	45.81%	to	46.53%
2012	225,647	9.73	to	10.31	2,288,367	0.00%	1.15%	to	1.65%	18.28%	to	18.87%
2011	218,256	8.23	to	8.67	1,863,366	0.31%	1.15%	to	1.65%	(15.45%)	to	(15.03%)
2010	212,546	9.73	to	10.21	2,137,895	0.68%	1.15%	to	1.65%	28.69%	to	29.33%
2009	237,797	7.56	to	7.89	1,852,469	1.28%	1.15%	to	1.65%	23.72%	to	24.33%
Quality Bond Portfolio
2013	81,489	$14.13	to	$15.04	$1,198,950	2.61%	1.15%	to	1.65%	(3.39%)	to	(2.91%)
2012	91,685	14.63	to	15.49	1,394,045	2.78%	1.15%	to	1.65%	4.95%	to	5.48%
2011	102,939	13.94	to	14.69	1,485,667	3.43%	1.15%	to	1.65%	5.05%	to	5.57%
2010	118,568	13.26	to	13.91	1,622,885	3.69%	1.15%	to	1.65%	6.45%	to	6.97%
2009	150,501	12.46	to	13.01	1,932,488	4.59%	1.15%	to	1.65%	12.77%	to	13.32%
The Dreyfus Socially Responsible Growth Fund, Inc. – Service Class Shares
Socially Responsible Growth Fund
2013	30,502	$11.91	to	$12.68	$380,841	1.09%	1.15%	to	1.65%	31.82%	to	32.47%
2012	30,267	9.03	to	9.57	284,651	0.32%	1.15%	to	1.65%	9.88%	to	10.42%
2011	15,843	8.22	to	8.67	136,641	0.67%	1.15%	to	1.65%	(0.98%)	to	(0.49%)
2010	18,643	8.30	to	8.71	161,250	0.64%	1.15%	to	1.65%	12.69%	to	13.24%
2009	13,346	7.37	to	7.69	101,964	0.64%	1.15%	to	1.65%	31.27%	to	31.92%
DWS Variable Series I – Class A Shares
Bond VIP
2013	374,922	$13.25	to	$14.18	$5,214,143	3.88%	1.15%	to	1.65%	(4.60%)	to	(4.13%)
2012	442,723	13.88	to	14.79	6,443,656	4.43%	1.15%	to	1.65%	6.01%	to	6.54%
2011	455,483	13.10	to	13.88	6,232,443	4.58%	1.15%	to	1.65%	3.97%	to	4.49%
2010	526,235	12.60	to	13.28	6,902,699	4.34%	1.15%	to	1.65%	5.06%	to	5.58%
2009	559,682	11.99	to	12.58	6,960,023	8.12%	1.15%	to	1.65%	8.28%	to	8.82%
Core Equity VIP
2013	250,404	$13.25	to	$14.18	$3,460,393	1.43%	1.15%	to	1.65%	35.10%	to	35.77%
2012	265,247	9.81	to	10.45	2,703,878	1.32%	1.15%	to	1.65%	13.92%	to	14.49%
2011	296,693	8.61	to	9.12	2,647,087	1.28%	1.15%	to	1.65%	(1.76%)	to	(1.28%)
2010	337,284	8.76	to	9.24	3,054,736	1.68%	1.15%	to	1.65%	12.54%	to	13.10%
2009	381,890	7.79	to	8.17	3,065,385	2.08%	1.15%	to	1.65%	31.97%	to	32.62%
Global Small Cap Growth VIP
2013	253,751	$21.33	to	$22.71	$5,665,626	0.65%	1.15%	to	1.65%	33.74%	to	34.40%
2012	304,800	15.95	to	16.90	5,072,275	0.67%	1.15%	to	1.65%	13.49%	to	14.05%
2011	342,495	14.06	to	14.82	5,000,974	1.70%	1.15%	to	1.65%	11.36%	to	(10.92%)
2010	355,115	15.86	to	16.63	5,828,570	0.39%	1.15%	to	1.65%	24.58%	to	25.20%
2009	370,477	12.73	to	13.28	4,865,309	1.70%	1.15%	to	1.65%	45.80%	to	46.52%

47

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2013

6.	Financial Highlights

	At December 31					For the Period Ended December 31
	Units	Unit Fair Value			Net Assets	Investment Income Ratio *	Expense Ratio ** Lowest to Highest			Total Return *** Lowest to Highest
International VIP
2013	729,775	$7.59	to	$8.13	$5,825,858	5.37%	1.15%	to	1.65%	18.28%	to	18.86%
2012	790,126	6.42	to	6.84	5,315,733	2.16%	1.15%	to	1.65%	18.68%	to	19.27%
2011	861,034	5.41	to	5.73	4,860,568	1.80%	1.15%	to	1.65%	(18.02%)	to	(17.62%)
2010	885,584	6.60	to	6.96	6,076,385	2.13%	1.15%	to	1.65%	(0.03%)	to	0.47%
2009	918,504	6.60	to	6.93	6,282,257	4.59%	1.15%	to	1.65%	31.35%	to	32.00%
DWS Variable Series II – Class A Shares
Government & Agency Securities VIP
2013	211,600	$15.79	to	$16.90	$3,490,455	3.03%	1.15%	to	1.65%	(4.62%)	to	(4.15%)
2012	227,918	16.55	to	17.63	3,932,169	3.99%	1.15%	to	1.65%	1.25%	to	1.75%
2011	249,957	16.35	to	17.33	4,243,820	4.36%	1.15%	to	1.65%	5.73%	to	6.25%
2010	277,701	15.46	to	16.31	4,444,199	4.66%	1.15%	to	1.65%	4.88%	to	5.40%
2009	286,767	14.74	to	15.47	4,362,687	4.62%	1.15%	to	1.65%	6.32%	to	6.85%
High Income VIP
2013	235,138	$19.04	to	$20.38	$4,703,348	7.16%	1.15%	to	1.65%	6.16%	to	6.69%
2012	269,957	17.93	to	19.10	5,069,465	8.11%	1.15%	to	1.65%	13.04%	to	13.60%
2011	286,402	15.86	to	16.81	4,740,493	8.80%	1.15%	to	1.65%	2.16%	to	2.66%
2010	308,877	15.53	to	16.38	4,987,498	7.74%	1.15%	to	1.65%	12.15%	to	12.70%
2009	333,237	13.85	to	14.53	4,781,310	10.35%	1.15%	to	1.65%	37.72%	to	38.40%
Large Cap Value VIP
2013	456,213	$27.15	to	$29.05	$12,984,730	1.98%	1.15%	to	1.65%	28.77%	to	29.41%
2012	512,983	21.08	to	22.45	11,302,485	1.96%	1.15%	to	1.65%	8.00%	to	8.53%
2011	575,457	19.52	to	20.69	11,699,247	0.00%	1.15%	to	1.65%	8.55%	to	(8.28%)
2010	N/A	N/A	to	N/A	N/A	N/A	N/A	to	N/A	N/A	to	N/A
2009	N/A	N/A	to	N/A	N/A	N/A	N/A	to	N/A	N/A	to	N/A
Money Market VIP
2013	114,066	$10.44	to	$11.17	$1,250,636	0.01%	1.15%	to	1.65%	(1.61%)	to	(1.13%)
2012	137,785	10.61	to	11.30	1,531,416	0.01%	1.15%	to	1.65%	(1.62%)	to	(1.13%)
2011	176,535	10.78	to	11.43	1,990,801	0.01%	1.15%	to	1.65%	(1.61%)	to	(1.12%)
2010	207,429	10.96	to	11.56	2,370,115	0.01%	1.15%	to	1.65%	(1.61%)	to	(1.13%)
2009	122,440	11.14	to	11.69	1,416,066	0.44%	1.15%	to	1.65%	(1.29%)	to	(0.81%)
Small Mid Cap Growth VIP
2013	59,120	$6.29	to	$6.74	$390,061	0.12%	1.15%	to	1.65%	40.47%	to	41.16%
2012	65,648	4.48	to	4.77	306,908	0.00%	1.15%	to	1.65%	12.48%	to	13.04%
2011	74,229	3.98	to	4.22	307,797	0.60%	1.15%	to	1.65%	(5.46%)	to	(5.00%)
2010	82,636	4.21	to	4.44	361,244	0.00%	1.15%	to	1.65%	27.34%	to	27.97%
2009	106,164	3.31	to	3.47	363,612	0.00%	1.15%	to	1.65%	38.32%	to	39.01%
Fidelity Variable Insurance Products (“VIP”) Funds – Service Class Shares
VIP Growth Portfolio
2013	634,157	$12.99	to	$13.82	$8,617,645	0.19%	1.15%	to	1.65%	33.99%	to	34.66%
2012	703,629	9.69	to	10.27	7,111,050	0.48%	1.15%	to	1.65%	12.68%	to	13.24%
2011	783,019	8.60	to	9.07	6,999,516	0.25%	1.15%	to	1.65%	(1.48%)	to	(1.00%)
2010	840,940	8.73	to	9.16	7,603,414	0.17%	1.15%	to	1.65%	22.04%	to	22.65%
2009	947,650	7.15	to	7.47	6,996,417	0.34%	1.15%	to	1.65%	26.07%	to	26.69%
VIP Index 500 Portfolio
2013	601,711	$15.07	to	$16.04	$9,501,121	1.79%	1.15%	to	1.65%	29.97%	to	30.61%
2012	667,925	11.59	to	12.28	8,088,076	1.95%	1.15%	to	1.65%	13.92%	to	14.48%
2011	751,655	10.18	to	10.73	7,958,015	1.88%	1.15%	to	1.65%	0.28%	to	0.77%
2010	776,573	10.15	to	10.64	8,166,610	1.84%	1.15%	to	1.65%	13.05%	to	13.61%
2009	855,488	8.98	to	9.37	7,930,692	2.51%	1.15%	to	1.65%	24.43%	to	25.05%
VIP Mid Cap Portfolio
2013	251,019	$30.82	to	$32.81	$8,101,515	0.40%	1.15%	to	1.65%	33.85%	to	34.52%
2012	278,283	23.02	to	24.39	6,691,236	0.51%	1.15%	to	1.65%	12.88%	to	13.44%
2011	322,394	20.40	to	21.50	6,840,209	0.15%	1.15%	to	1.65%	(12.16%)	to	(11.73%)
2010	333,019	23.22	to	24.36	8,015,581	0.26%	1.15%	to	1.65%	26.62%	to	27.24%
2009	364,722	18.34	to	19.14	6,907,413	0.61%	1.15%	to	1.65%	37.74%	to	38.42%

48

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2013

6.	Financial Highlights

	At December 31					For the Period Ended December 31
	Units	Unit Fair Value			Net Assets	Investment Income Ratio *	Expense Ratio ** Lowest to Highest			Total Return *** Lowest to Highest
Fidelity VIP Freedom Funds – Service Class 2 Shares
VIP Freedom 2005 Portfolio
2013	6,076	$12.49	to	$12.49	$75,865	1.37%	1.15%	to	1.15%	8.22%	to	8.22%
2012	6,810	11.30	to	11.54	78,578	1.44%	1.15%	to	1.65%	7.57%	to	8.10%
2011	6,665	10.50	to	10.68	71,145	1.79%	1.15%	to	1.65%	(1.71%)	to	(1.22%)
2010	6,653	10.68	to	10.81	71,900	1.82%	1.15%	to	1.65%	9.26%	to	9.80%
2009	N/A	N/A	to	N/A	N/A	N/A	N/A	to	N/A	N/A	to	N/A
VIP Freedom 2010 Portfolio
2013	36,892	$13.12	to	$13.29	$484,740	1.49%	1.15%	to	1.40%	11.63%	to	11.91%
2012	37,252	11.63	to	11.88	438,384	1.75%	1.15%	to	1.65%	9.76%	to	10.31%
2011	32,913	10.59	to	10.77	351,726	3.10%	1.15%	to	1.65%	(2.04%)	to	(1.56%)
2010	18,495	10.81	to	10.94	201,358	2.12%	1.15%	to	1.65%	10.72%	to	11.27%
2009	16,959	9.77	to	9.83	166,288	3.72%	1.15%	to	1.65%	21.94%	to	22.55%
VIP Freedom 2015 Portfolio
2013	57,541	$13.16	to	$13.34	$760,042	1.56%	1.15%	to	1.40%	12.53%	to	12.81%
2012	57,928	11.57	to	11.82	679,539	1.83%	1.15%	to	1.65%	10.08%	to	10.62%
2011	54,236	10.51	to	10.69	575,911	2.03%	1.15%	to	1.65%	(2.13%)	to	(1.65%)
2010	46,785	10.74	to	10.87	506,452	2.32%	1.15%	to	1.65%	10.96%	to	11.51%
2009	29,489	9.68	to	9.74	286,809	4.79%	1.15%	to	1.65%	22.99%	to	23.60%
VIP Freedom 2020 Portfolio
2013	106,687	$12.98	to	$13.33	$1,412,794	1.62%	1.15%	to	1.65%	13.76%	to	14.32%
2012	96,096	11.41	to	11.66	1,115,128	1.89%	1.15%	to	1.65%	11.23%	to	11.78%
2011	96,458	10.26	to	10.43	1,002,459	2.06%	1.15%	to	1.65%	(2.84%)	to	(2.36%)
2010	65,440	10.56	to	10.68	696,505	2.48%	1.15%	to	1.65%	12.47%	to	13.03%
2009	35,839	9.39	to	9.45	338,078	7.91%	1.15%	to	1.65%	26.46%	to	27.09%
VIP Freedom 2025 Portfolio
2013	94,056	$13.70	to	$13.88	$1,291,081	1.75%	1.15%	to	1.40%	18.06%	to	18.35%
2012	81,613	11.48	to	11.73	948,991	1.83%	1.15%	to	1.65%	12.92%	to	13.49%
2011	62,257	10.16	to	10.33	639,068	2.15%	1.15%	to	1.65%	(3.93%)	to	(3.45%)
2010	37,455	10.58	to	10.70	398,901	2.14%	1.15%	to	1.65%	13.60%	to	14.16%
2009	44,424	9.31	to	9.37	415,456	6.30%	1.15%	to	1.65%	27.69%	to	28.32%
VIP Freedom 2030 Portfolio
2013	81,181	$13.49	to	$13.67	$1,101,055	1.55%	1.15%	to	1.40%	19.73%	to	20.03%
2012	79,146	11.15	to	11.39	895,628	2.32%	1.15%	to	1.65%	13.30%	to	13.87%
2011	46,284	9.84	to	10.00	461,242	2.24%	1.15%	to	1.65%	(4.40%)	to	(3.93%)
2010	18,638	10.29	to	10.41	193,447	1.90%	1.15%	to	1.65%	14.01%	to	14.57%
2009	19,551	9.03	to	9.09	177,515	2.83%	1.15%	to	1.65%	29.05%	to	29.69%
VIP Freedom Income Portfolio
2013	14,220	$11.77	to	$11.93	$168,296	1.31%	1.15%	to	1.40%	3.76%	to	4.01%
2012	13,634	11.23	to	11.47	155,343	1.44%	1.15%	to	1.65%	4.52%	to	5.04%
2011	8,626	10.74	to	10.92	93,846	1.63%	1.15%	to	1.65%	(0.25%)	to	0.24%
2010	4,773	10.77	to	10.89	51,978	3.01%	1.15%	to	1.65%	5.51%	to	6.04%
2009	601	10.20	to	10.27	6,173	4.80%	1.15%	to	1.65%	12.78%	to	13.34%
Fidelity VIP FundsManager Portfolios – Service Class 2 Shares
VIP FundsManager 20% Portfolio
2013	41,765	$11.66	to	$11.82	$490,653	0.98%	1.15%	to	1.40%	4.00%	to	4.26%
2012	47,174	11.10	to	11.34	531,769	1.15%	1.15%	to	1.65%	3.71%	to	4.22%
2011	47,731	10.70	to	10.88	517,490	1.83%	1.15%	to	1.65%	0.54%	to	1.04%
2010	29,800	10.64	to	10.77	320,063	1.74%	1.15%	to	1.65%	5.50%	to	6.02%
2009	20,166	10.09	to	10.15	204,430	1.32%	1.15%	to	1.65%	8.47%	to	9.00%
VIP FundsManager 50% Portfolio
2013	92,767	$12.91	to	$13.08	$1,209,032	0.93%	1.15%	to	1.40%	13.08%	to	13.36%
2012	81,965	11.30	to	11.54	943,284	1.24%	1.15%	to	1.65%	8.33%	to	8.87%
2011	65,714	10.43	to	10.60	694,680	1.79%	1.15%	to	1.65%	(2.29%)	to	(1.81%)
2010	46,102	10.67	to	10.80	496,473	1.32%	1.15%	to	1.65%	9.94%	to	10.48%
2009	39,009	9.71	to	9.77	380,633	2.81%	1.15%	to	1.65%	16.83%	to	17.41%
VIP FundsManager 70% Portfolio
2013	245,213	$13.41	to	$13.59	$3,323,111	0.91%	1.15%	to	1.40%	19.86%	to	20.15%
2012	252,808	11.07	to	11.31	2,853,425	1.47%	1.15%	to	1.65%	11.14%	to	11.69%
2011	229,285	9.96	to	10.13	2,318,359	1.58%	1.15%	to	1.65%	(4.51%)	to	(4.04%)
2010	164,770	10.43	to	10.55	1,737,652	1.38%	1.15%	to	1.65%	12.24%	to	12.79%
2009	128,304	9.29	to	9.36	1,199,778	2.37%	1.15%	to	1.65%	22.36%	to	22.96%

49

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2013

6.	Financial Highlights

	At December 31					For the Period Ended December 31
	Units	Unit Fair Value			Net Assets	Investment Income Ratio *	Expense Ratio ** Lowest to Highest			Total Return *** Lowest to Highest
VIP FundsManager 85% Portfolio
2013	165,869	$13.65	to	$13.83	$2,268,946	0.77%	1.15%	to	1.40%	25.78%	to	26.09%
2012	172,220	10.73	to	10.97	1,873,095	1.21%	1.15%	to	1.65%	12.15%	to	12.71%
2011	167,914	9.57	to	9.73	1,623,528	1.05%	1.15%	to	1.65%	(6.97%)	to	(6.51%)
2010	98,110	10.29	to	10.41	1,017,605	1.21%	1.15%	to	1.65%	14.12%	to	14.68%
2009	59,829	9.02	to	9.08	542,133	2.13%	1.15%	to	1.65%	26.29%	to	26.91%
Franklin Templeton Variable Insurance Products Trust – Class 2 Shares
Developing Markets Securities Fund
2013	127,344	$18.63	to	$19.94	$2,512,097	2.00%	1.15%	to	1.65%	(2.53%)	to	(2.05%)
2012	142,574	19.11	to	20.36	2,874,545	1.38%	1.15%	to	1.65%	11.32%	to	11.87%
2011	167,224	17.17	to	18.20	3,010,295	0.97%	1.15%	to	1.65%	(17.22%)	to	(16.81%)
2010	185,525	20.74	to	21.88	4,016,699	1.64%	1.15%	to	1.65%	15.68%	to	16.25%
2009	202,893	17.93	to	18.82	3,780,624	4.47%	1.15%	to	1.65%	69.79%	to	70.63%
Small – Mid Cap Growth Securities Fund
2013	198,252	$16.34	to	$17.40	$3,388,039	0.00%	1.15%	to	1.65%	35.91%	to	36.58%
2012	205,068	12.03	to	12.74	2,568,417	0.00%	1.15%	to	1.65%	9.04%	to	9.58%
2011	239,080	11.03	to	11.62	2,742,688	0.00%	1.15%	to	1.65%	(6.37%)	to	(5.91%)
2010	220,238	11.78	to	12.36	2,690,275	0.00%	1.15%	to	1.65%	25.55%	to	26.17%
2009	187,285	9.38	to	9.79	1,812,451	0.00%	1.15%	to	1.65%	41.24%	to	41.94%
Small Cap Value Securities Fund
2013	164,869	$19.54	to	$20.40	$3,332,387	1.35%	1.15%	to	1.65%	34.03%	to	34.69%
2012	168,900	14.58	to	15.14	2,536,242	0.83%	1.15%	to	1.65%	16.46%	to	17.04%
2011	162,675	12.52	to	12.94	2,089,576	0.64%	1.15%	to	1.65%	(5.32%)	to	(4.85%)
2010	129,834	13.22	to	13.60	1,755,291	0.76%	1.15%	to	1.65%	26.14%	to	26.77%
2009	134,847	10.48	to	10.73	1,436,021	1.66%	1.15%	to	1.65%	37.06%	to	27.69%
Goldman Sachs Variable Insurance Trust – Institutional Class Shares
Mid Cap Value Fund
2013	158,289	$28.09	to	$29.90	$4,648,171	0.84%	1.15%	to	1.65%	30.74%	to	31.38%
2012	175,412	21.48	to	22.76	3,925,242	1.10%	1.15%	to	1.65%	16.53%	to	17.11%
2011	218,548	18.44	to	19.43	4,184,049	0.74%	1.15%	to	1.65%	(7.89%)	to	(7.44%)
2010	242,270	20.02	to	20.99	5,017,799	0.67%	1.15%	to	1.65%	22.97%	to	23.58%
2009	283,840	16.28	to	16.99	4,766,149	1.79%	1.15%	to	1.65%	31.37%	to	32.01%
Strategic Growth Fund
2013	378,975	$13.59	to	$14.47	$5,383,121	0.40%	1.15%	to	1.65%	30.27%	to	30.92%
2012	428,669	10.43	to	11.05	4,657,309	0.64%	1.15%	to	1.65%	17.93%	to	18.52%
2011	519,579	8.85	to	9.33	4,769,821	0.43%	1.15%	to	1.65%	(4.19%)	to	(3.72%)
2010	586,351	9.23	to	9.69	5,599,785	0.43%	1.15%	to	1.65%	8.94%	to	9.48%
2009	658,918	8.48	to	8.85	5,758,708	0.45%	1.15%	to	1.65%	45.35%	to	46.07%
Structured Small Cap Equity Fund
2013	51,839	$20.37	to	$21.68	$1,107,012	0.93%	1.15%	to	1.65%	33.42%	to	34.08%
2012	62,898	15.26	to	16.17	1,004,409	1.16%	1.15%	to	1.65%	10.99%	to	11.54%
2011	68,296	13.75	to	14.50	979,015	0.80%	1.15%	to	1.65%	(0.96%)	to	(0.47%)
2010	71,226	13.89	to	14.56	1,027,818	0.56%	1.15%	to	1.65%	28.01%	to	28.64%
2009	77,798	10.85	to	11.32	873,099	1.29%	1.15%	to	1.65%	25.91%	to	26.53%
Janus Aspen Series
Balanced Portfolio (Service Shares)
2013	481,772	$18.73	to	$19.94	$9,467,875	2.03%	1.15%	to	1.65%	17.86%	to	18.44%
2012	500,895	15.89	to	16.83	8,320,519	2.62%	1.15%	to	1.65%	11.53%	to	12.08%
2011	467,184	14.25	to	15.02	6,929,829	2.39%	1.15%	to	1.65%	(0.29%)	to	0.20%
2010	451,463	14.29	to	14.99	6,688,329	2.64%	1.15%	to	1.65%	6.37%	to	6.89%
2009	420,209	13.43	to	14.02	5,837,881	2.74%	1.15%	to	1.65%	23.54%	to	24.15%
Enterprise Portfolio (Service Shares)
2013	45,772	$17.62	to	$18.76	$843,531	0.36%	1.15%	to	1.65%	29.90%	to	30.54%
2012	49,854	13.57	to	14.37	704,630	0.00%	1.15%	to	1.65%	15.08%	to	15.65%
2011	58,005	11.79	to	12.43	710,583	0.00%	1.15%	to	1.65%	(3.25%)	to	(2.77%)
2010	64,626	12.19	to	12.78	815,807	0.00%	1.15%	to	1.65%	23.48%	to	24.09%
2009	94,816	9.87	to	10.30	967,988	0.00%	1.15%	to	1.65%	42.10%	to	42.80%

50

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2013

6.	Financial Highlights

	At December 31					For the Period Ended December 31
	Units	Unit Fair Value			Net Assets	Investment Income Ratio *	Expense Ratio ** Lowest to Highest			Total Return *** Lowest to Highest
Forty Portfolio (Institutional Shares)
2013	1,246,128	$11.64	to	$12.46	$15,204,955	0.71%	1.15%	to	1.65%	29.10%	to	29.74%
2012	1,341,071	9.02	to	9.60	12,634,840	0.70%	1.15%	to	1.65%	22.13%	to	22.74%
2011	1,493,527	7.38	to	7.82	11,477,438	0.38%	1.15%	to	1.65%	(8.21%)	to	(7.75%)
2010	1,603,520	8.04	to	8.48	13,373,417	0.36%	1.15%	to	1.65%	5.02%	to	5.54%
2009	1,773,814	7.66	to	8.04	14,040,646	0.04%	1.15%	to	1.65%	43.96%	to	44.67%
PIMCO Variable Insurance Trust – Administrative Class Shares
VIT Foreign Bond Portfolio(U.S. Dollar-Hedged)
2013	228,295	$17.31	to	$18.53	$4,150,358	1.88%	1.15%	to	1.65%	(1.13%)	to	(0.64%)
2012	262,935	17.51	to	18.64	4,815,652	2.27%	1.15%	to	1.65%	9.04%	to	9.58%
2011	283,816	16.06	to	17.01	4,751,932	2.12%	1.15%	to	1.65%	5.00%	to	5.53%
2010	292,186	15.29	to	16.12	4,640,596	1.85%	1.15%	to	1.65%	6.76%	to	7.28%
2009	280,873	14.32	to	15.03	4,168,717	3.38%	1.15%	to	1.65%	13.72%	to	14.28%
VIT Low Duration Portfolio
2013	349,983	$14.61	to	$15.64	$5,362,655	1.48%	1.15%	to	1.65%	(1.76%)	to	(1.27%)
2012	405,915	14.87	to	15.84	6,312,714	1.90%	1.15%	to	1.65%	4.12%	to	4.64%
2011	404,729	14.28	to	15.13	6,020,136	1.69%	1.15%	to	1.65%	(0.56%)	to	0.06%
2010	436,840	14.36	to	15.14	6,513,020	1.62%	1.15%	to	1.65%	3.61%	to	4.11%
2009	461,527	13.86	to	14.54	6,617,274	3.55%	1.15%	to	1.65%	11.48%	to	12.03%
Principal Variable Contracts Fun (“PVC”) – Class 2 Shares – Equity Funds
Principal Capital Appreciation Account
2013	49,131	$18.30	to	$19.10	$927,366	6.23%	1.15%	to	1.65%	30.13%	to	30.77%
2012	58,631	14.06	to	14.61	848,428	0.83%	1.15%	to	1.65%	11.72%	to	12.28%
2011	64,124	12.59	to	13.01	827,522	0.00%	1.15%	to	1.65%	(1.77%)	to	(1.28%)
2010	70,384	12.81	to	13.18	921,401	1.31%	1.15%	to	1.65%	13.25%	to	13.81%
2009	84,295	11.32	to	11.58	971,393	0.98%	1.15%	to	1.65%	27.44%	to	28.07%
Equity Income Account
2013	296,133	$21.19	to	$22.56	$6,568,117	2.68%	1.15%	to	1.65%	24.96%	to	25.58%
2012	388,207	16.96	to	17.96	6,855,087	2.75%	1.15%	to	1.65%	10.88%	to	11.43%
2011	448,924	15.29	to	16.12	7,122,765	0.49%	1.15%	to	1.65%	3.47%	to	3.98%
2010	516,430	14.78	to	15.50	7,893,196	2.97%	1.15%	to	1.65%	14.00%	to	14.56%
2009	586,784	12.96	to	13.53	7,842,987	5.13%	1.15%	to	1.65%	17.81%	to	18.39%
MidCap Account (1)
2013	46,262	$87.54	to	$93.19	$4,258,061	1.22%	1.15%	to	1.65%	31.42%	to	32.06%
2012	51,561	66.62	to	70.57	3,597,225	0.64%	1.15%	to	1.65%	17.22%	to	17.80%
2011	58,460	56.83	to	59.90	3,464,582	0.00%	1.15%	to	1.65%	6.25%	to	6.77%
2010	66,198	53.49	to	56.10	3,677,779	2.29%	1.15%	to	1.65%	21.82%	to	22.42%
2009	75,546	43.91	to	45.83	3,431,165	1.53%	1.15%	to	1.65%	3.57%	to	3.67%
SmallCap Growth Account II
2013	109,454	$12.89	to	$13.73	$1,486,210	0.00%	1.15%	to	1.65%	44.59%	to	45.31%
2012	116,846	8.92	to	9.45	1,092,369	0.00%	1.15%	to	1.65%	14.23%	to	14.80%
2011	127,176	7.81	to	8.23	1,035,860	0.00%	1.15%	to	1.65%	(6.25%)	to	(5.78%)
2010	139,926	8.33	to	8.73	1,210,972	0.00%	1.15%	to	1.65%	24.64%	to	25.25%
2009	153,683	6.68	to	6.97	1,062,234	0.00%	1.15%	to	1.65%	29.15%	to	29.79%
Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios
SAM Balanced Portfolio
2013	1,711,911	$19.55	to	$20.68	$34,793,918	2.14%	1.15%	to	1.65%	15.42%	to	15.99%
2012	1,843,530	16.94	to	17.83	32,371,931	0.43%	1.15%	to	1.65%	10.63%	to	11.18%
2011	1,913,688	15.31	to	16.03	30,266,700	2.54%	1.15%	to	1.65%	(0.90%)	to	(0.41%)
2010	1,982,935	15.45	to	16.10	31,534,723	3.42%	1.15%	to	1.65%	11.50%	to	12.05%
2009	2,233,884	13.86	to	14.37	31,771,045	3.79%	1.15%	to	1.65%	21.62%	to	22.22%
SAM Conservative Balanced Portfolio
2013	416,656	$17.75	to	$18.77	$7,708,107	2.57%	1.15%	to	1.65%	9.44%	to	9.98%
2012	440,884	16.22	to	17.06	7,429,828	0.57%	1.15%	to	1.65%	9.10%	to	9.65%
2011	449,531	14.86	to	15.56	6,923,187	2.97%	1.15%	to	1.65%	0.32%	to	0.81%
2010	437,859	14.82	to	15.44	6,688,844	4.19%	1.15%	to	1.65%	9.92%	to	10.46%
2009	447,119	13.48	to	13.98	6,195,328	2.92%	1.15%	to	1.65%	18.76%	to	19.35%

51

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2013

6.	Financial Highlights

	At December 31					For the Period Ended December 31
	Units	Unit Fair Value			Net Assets	Investment Income Ratio *	Expense Ratio ** Lowest Highest			Total Return *** Lowest Highest
SAM Conservative Growth Portfolio
2013	1,408,583	$20.61	to	$21.80	$30,194,503	1.54%	1.15%	to	1.65%	20.83%	to	21.43%
2012	1,514,077	17.06	to	17.95	26,764,877	0.20%	1.15%	to	1.65%	11.96%	to	12.51%
2011	1,550,507	15.24	to	15.96	24,408,290	1.84%	1.15%	to	1.65%	(2.24%)	to	(1.75%)
2010	1,677,460	15.59	to	16.24	26,909,066	3.17%	1.15%	to	1.65%	13.06%	to	13.62%
2009	1,895,749	13.79	to	14.29	26,815,687	4.85%	1.15%	to	1.65%	23.32%	to	23.93%
SAM Flexible Income Portfolio
2013	517,652	$16.56	to	$17.51	$8,969,543	3.28%	1.15%	to	1.65%	5.71%	to	6.24%
2012	527,817	15.66	to	16.48	8,615,870	0.89%	1.15%	to	1.65%	8.54%	to	9.08%
2011	481,178	14.43	to	15.11	7,214,764	3.61%	1.15%	to	1.65%	1.46%	to	1.96%
2010	535,975	14.22	to	14.82	7,885,054	4.87%	1.15%	to	1.65%	8.47%	to	9.01%
2009	469,653	13.11	to	13.60	6,348,328	4.25%	1.15%	to	1.65%	17.69%	to	18.27%
SAM Strategic Growth Portfolio
2013	959,879	$21.45	to	$22.69	$21,418,735	1.13%	1.15%	to	1.65%	25.03%	to	25.65%
2012	1,072,698	17.16	to	18.05	19,091,841	0.00%	1.15%	to	1.65%	13.35%	to	13.92%
2011	1,148,781	15.14	to	15.85	17,982,219	1.31%	1.15%	to	1.65%	(3.71%)	to	(3.23%)
2010	1,239,562	15.72	to	16.38	20,090,309	2.31%	1.15%	to	1.65%	14.30%	to	14.86%
2009	1,258,170	13.75	to	14.26	17,773,338	3.47%	1.15%	to	1.65%	24.98%	to	25.60%

(1)	The PVC MidCap Blend Account Subaccount changed its name to PVC MidCap Account, effective May 1, 2013.

*	These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges and contract maintenance charges, that are assessed against policyholder accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

**	These amounts represent the annual contract expenses of the Account, consisting of mortality and expense, administration, Guaranteed Minimum Death benefit rider, and Guaranteed Retirement Income benefit rider charges for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Contract maintenance charges made directly to policyholder accounts through the redemption of units and expenses of the underlying fund have been excluded.

***	These amounts represent the total return for the period indicated, including changes in value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual policy total returns are not within the ranges presented.

7. Subsequent Events

The Account has evaluated the effects of events subsequent to December 31, 2013, and through the financial statements report date. There have been no events occurring subsequent to the close of the Company’s books or accounts that would have a material effect on the accompanying financial statements or note disclosures.

52

PART C

OTHER INFORMATION

Item 24.	Financial Statements and Exhibits

(a)	Financial Statements.

All required financial statements are included in Part B of this Registration Statement.

(b)	Exhibits.

(1)	Certified resolution of the Board of Directors of Farmers New World Life Insurance Company (the “Company”) authorizing establishment of Farmers Annuity Separate Account A (the “Separate Account”).[1]

(2)	Not applicable.

(3) (a)	Distribution Agreement between Farmers New World Life Insurance Company and Investors Brokerage Services, Inc.[2]

(b)	Investors Brokerage Services, Inc. Registered Representative Agreement.[2]

(c)	Distribution Agreement between Farmers New World Life Insurance Company and Farmers Financial Solutions, LLC.[3]

(d)	Farmers Financial Solutions, LLC Registered Representative Agreement.[3]

(e)	Amended and Restated Distribution Agreement between Farmers New World Life Insurance Company and Farmers Financial Solutions, LLC.[11]

(f)	Amended and Restated Distribution Agreement between Farmers New World Life Insurance Company and Farmers Financial Solutions, LLC.[14]

(g)	First Amendment to the Amended and Restated Distribution Agreement between Farmers New World Life Insurance Company and Farmers Financial Solutions, LLC.[19]

(4) (a)	Revised Form of Contract for the Individual Flexible Premium Variable Annuity.[2]

(b)	Revised Guaranteed Minimum Death Benefit Rider.[2]

(c)	Revised Guaranteed Retirement Income Benefit Rider.[2]

(d)	Waiver of Surrender Charge Rider – Terminal Illness.[2]

(e)	Waiver of Surrender Charge Rider – Nursing Care.[2]

(f)	Savings Incentive Match Plan for Employees (SIMPLE) Individual Retirement Annuity Amendment Rider.[4,8]

(g)	Individual Retirement Annuity Amendment Rider.[4,8]

(h)	Roth Individual Retirement Annuity Endorsement.[4,8]

(i)	Final Contract for the Individual Flexible Premium Variable Annuity.[9]

(j)	Revised Variable Contract Facing Page (2004).[10]

(5) (a)	Form of Application for the Individual Flexible Premium Variable Annuity.[2]

(b)	Form of Variable Policy Application Supplement.[5]

(c)	Revised Variable Policy Application Supplement.[4,6]

(d)	Revised Variable Policy Application Supplement (2004) [9]

(e)	Revised Variable Policy Application Supplement (2007).[12]

(f)	Variable Policy Application Supplement (May 2008).[15]

(6) (a)	Articles of Incorporation of Farmers New World Life Insurance Company.[7]

(b)	By-Laws of Farmers New World Life Insurance Company.[7]

(c)	Amended Articles of Incorporation of Farmers New World Life Insurance Company.[13]

(d)	Revised and Restated By-Laws of Farmers New World Life Insurance Company.[19]

(e)	Revised and Restated By-Laws of Farmers New World Life Insurance Company (July 15, 2010).[20]

(f)	Revised and Restated By-Laws of Farmers New World Life Insurance Company (February 27, 2013)[22]

(7)	Not applicable.

(8) (a)	Participation Agreement among Kemper Variable Series, Scudder Kemper Investments, Inc., Kemper Distributors, Inc. and Farmers New World Life Insurance Company.[5]

(b)	Participation Agreement between Scudder Variable Life Investment Fund and Farmers New World Life Insurance Company.[5]

(c)	Indemnification Agreement between Scudder Kemper Investments, Inc. and Farmers New World Life Insurance Company.[5]

(d)	Participation Agreement (Institutional Shares) among Janus Aspen Series, Janus Capital Corporation and Farmers New World Life Insurance Company.[5]

(e)	Participation Agreement among Farmers New World Life Insurance Company, PIMCO Variable Insurance Trust and PIMCO Funds Distributors LLC.[5]

(f)	Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and Farmers New World Life Insurance Company.[2]

(g)	Consulting Services Agreement between McCamish Systems, LLC and Farmers New World Life Insurance Company.[2]

(h)	Form of Master Administration Agreement between McCamish Systems, LLC and Farmers New World Life Insurance Company.[2]

(i)	Amendment No. 1 to Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and Farmers New World Life Insurance Company.[3]

(j)	Amendment No. 2 to Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and Farmers New World Life Insurance Company.[3]

(k)	Amendment No. 1 to Participation Agreement among Farmers New World Life Insurance Company, PIMCO Variable Insurance Trust and PIMCO Funds Distributors LLC.[3]

(l)	Amendment No. 1 to Participation Agreement between Scudder Variable Life Investment Fund and Farmers New World Life Insurance Company.[3]

(m)	Participation Agreement among Calvert Variable Series, Inc., Calvert Distributors, Inc. and Farmers New World Life Insurance Company.[3]

(n)	Participation Agreement between Dreyfus Variable Investment Fund and the Dreyfus Socially Responsible Growth Fund, Inc., and Farmers New World Life Insurance Company.[3]

(o)	Participation Agreement among Goldman Sachs Variable Insurance Trust, Goldman, Sachs & Co. and Farmers New World Life Insurance Company.[3]

(p)	Participation Agreement (Service Shares) among Janus Aspen Series, Janus Capital Corporation and Farmers New World Life Insurance Company.[3]

(q)	Participation Agreement among Variable Insurance Products Funds, Fidelity Distributors Corporation and Farmers New World Life Insurance Company.[3]

(r)	Participation Agreement among WM Variable Trust, WM Funds Distributor, Inc. and Farmers New World Life Insurance Company.[3]

(s)	Amendment No. 1 to Participation Agreement among WM Variable Trust, WM Funds Distributor, Inc. and Farmers New World Life Insurance Company.[6]

(t)	Master Administration Agreement between McCamish Systems, LLC and Farmers New World Life Insurance Company dated as of April 1, 2001. [6]

(u)	Amendment No. 2 to Participation Agreement among WM Variable Trust, WM Funds Distributor, Inc. and Farmers New World Life Insurance Company.[4]

(v)	Form of Amendment No. 4 to Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and Farmers New World Life Insurance Company.[10]

(w)	Form of Rule 22c-2 Shareholder Information Agreement.[12]

(x)	Supplement to Participation Agreement among DWS Variable Series II, Deutsche Investment Management Americas, Inc., DWS Scudder Distributors, Inc. and Farmers New World Life Insurance Company.[12]

(y)	Letter of Understanding and Extension of WM Participation Agreement, among Principal Funds Distributor, Inc., and Farmers New World Life Insurance Company, dated as of January 5, 2007.[12]

(z)

Amendment to the Participation Agreement among Variable Insurance Products Funds, Variable Insurance Products Fund II, Variable Insurance Product Fund III, Variable Insurance Product Fund IV and Variable Insurance Product Fund V, Fidelity Distributors Corporation, and Farmers New World Life Insurance Company.[15]

(aa)	Amendment No. 3 to the Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., and Farmers New World Life Insurance Company.[15]

(bb)	Amendment to the Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., and Farmers New World Life Insurance Company.[15]

(cc)	Participation Agreement among Principal Funds Distributors, Inc. and Farmers New World Life Insurance Company.[16]

(dd)

Amendment No. 3 to the Participation Agreement among Deutsche Investment Management Americas, Inc., DWS Variable Series I (formerly Kemper Variable Series), DWS Scudder Distributors, Inc. and Farmers New World Life Insurance Company.[16]

(ee)

Amendment No. 2 to the Participation Agreement among Deutsche Investment Management Americas, Inc., DWS Variable Series II, DWS Scudder Distributors, Inc. and Farmers New World Life Insurance Company.[16]

(ff)

Amendment No. 2 to the Participation Agreement among Variable Insurance Products Funds, Variable Insurance Products Fund II, Variable Insurance Product Fund III, Variable Insurance Product Fund IV and Variable Insurance Product Fund V, Fidelity Distributors Corporation, and Farmers New World Life Insurance Company.[16]

(gg)	Amendment No. 6 to the Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., and Farmers New World Life Insurance Company.[16]

(hh)	Amendment No. 1 to the Participation Agreement among Janus Aspen Series (Institutional Shares), Janus Capital Corporation and Farmers New World Life Insurance Company.[16]

(ii)	Amendment No. 1 to the Participation Agreement among Janus Aspen Series (Service Shares), Janus Capital Corporation and Farmers New World Life Insurance Company.[16]

(jj)	Amendment No. 2 to the Participation Agreement among PIMCO Variable Insurance Trust, PIMCO Funds Distributors LLC, and Farmers New World Life Insurance Company.[16]

(kk)	First Amendment to Participation Agreement among Principal Funds Distributors, Inc. and Farmers New World Life Insurance Company.[18]

(ll)

Novation of and Amendment to Participation Agreement among Allianz Global Investors Distributors LLC (AGID), PIMCO Investments LLC (PI), PIMCO Variable Insurance Trust and Farmers New World Life Insurance Company (March 10, 2011).[20]

(mm)

Supplement to Participation Agreement Dated March 10, 2000 among DWS Variable Series II (DWSVS II), Deutsche Investment Management Americas Inc., DWS Investments Distributors, Inc. and Farmers New World Life Insurance Company.[20]

(nn)	Assignment and Amendment by and among PIMCO Variable Insurance Trust and Farmers New World Life Insurance Company.[21]

(oo)	Amendment to Participation Agreement by and among PIMCO Variable Insurance Trust, PIMCO Investments LLC and Farmers New World Life Insurance Company (January 28, 2013.)[22]

(pp)

Amendment to Participation Agreement Dated April 14, 2000 between DWS Variable Series I, Deutsche Investment Management Americas, Inc, DWS Investments Distributors, Inc. and Farmers New World Life Insurance Company (February 4, 2013.)[22]

(qq)

Amendment to Participation Agreement Dated April 23, 2003 between DWS Investment VIT funds, Deutsche Investment Management Americas, Inc., DWS Distributors, Inc. and Farmers New World Life Insurance Company (February 4, 2013.)[22]

(rr)

Amendment to Participation Agreement Dated March 10, 2000 between DWS Variable Series II, Deutsche Investment Management Americas, Inc., DWS Distributors, Inc., and Farmers New World Life Insurance Company (February 4, 2013.)[22]

(ss)	Amendment to Participation Agreement Dated May 15, 2000 between Franklin/Templeton Distributors. Inc. and Farmers New World Life Insurance Company (January 15, 2013.) [22]

(tt)

Participation Agreement Addendum to Participation Agreement Dated May 15, 2000 by and among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc. and Farmers New World Life Insurance Company (2012.)[22]

(uu)	Amendment to Participation Agreement Dated May 15, 2000 by and between Goldman Sachs Variable Insurance Trust, Goldman Sachs and Co., and Farmers New World Life Insurance Company (January 28, 2013.)[22]

(vv)	Amendment to the Fund Participation Agreement dated April 20, 2001 between Dreyfus and Farmers New World Life Insurance Company (April 5, 2013.)[22]

(9)	Opinion and Consent of Garrett B. Paddor, Esquire.[23]

(10) (a)	Consent of PricewaterhouseCoopers LLP.[23]

(b)	Consent of Deloitte & Touche LLP.[8]

(11)	Not applicable.

(12)	Not applicable.

(13)	Schedule of Performance Computations.[3,5]

(14)	Not applicable.

(15)	Powers of Attorney.[23]

[1]	Incorporated herein by reference to the initial registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on August 13, 1999 (File Nos. 333-85183 and 811-09547).

[2]

Previously Filed in Pre-Effective Amendment No. 1 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on November 15, 1999 (File Nos. 333-85183 and 811-09547).

[3]

Previously Filed in Post-Effective Amendment No. 2 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 27, 2001 (File Nos. 333-85183 and 811-09547).

[4]

Previously Filed in Post-Effective Amendment No. 4 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on August 27, 2002 (File Nos. 333-85183 and 811-09547).

[5]	Previously Filed in No. 1 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 21, 2000 (File Nos. 333-85183 and 811-09547).

[6]

Previously Filed in Post-Effective Amendment No. 3 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 26, 2002 (File Nos. 333-85183 and 811-09547).

[7]

Incorporated herein by reference to the initial registration statement on Form S-6 for Farmers Variable Life Separate Account A filed with the SEC on April 28, 2003 (File Nos. 333-85183 and 811-09547).

[8]

Previously Filed in Post-Effective Amendment No. 5 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 28, 2003 (File Nos. 333-85183 and 811-09547).

[9]

Previously Filed in Post-Effective Amendment No. 6 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 27, 2004 (File Nos. 333-85183 and 811-09547).

[10]

Previously filed in Post-Effective Amendment No. 7 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 28, 2005 (File Nos. 333-85183 and 811-09547).

[11]

Previously Filed in Post-Effective Amendment No. 8 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 26, 2006 (File Nos. 333-85183 and 811-09547).

[12]

Previously Filed in Post-Effective Amendment No. 9 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 25, 2007 (File Nos. 333-85183 and 811-09547).

[13]

Incorporated herein by reference to the initial registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on March 4, 2008 (File Nos. 333-149540 and 811-09507).

[14]	Previously Filed in Post-Effective Amendment No. 10 on Form N-4 for Farmers Variable Annuity Separate Account A filed with the SEC on April 29, 2008 (File Nos. 333-85183 and 811-09547).

[15]	Incorporated herein by reference to the Pre-Effective Amendment No. 1 to registration statement on Form N-6 for Farmers

[16]

Incorporated herein by reference to the Pre-Effective Amendment No. 2 to registration statement on Form N-6/A for Farmers Variable Life Separate Account A filed with the SEC on August 27, 2008 (File Nos. 333-149540 and 811-09507).

[17]	Previously filed in Post-Effective Amendment No. 12 on Form N-4 for Farmers Variable Annuity Separate Account A filed with the SEC on April 24, 2009 (File Nos. 333-85183 and 811-09547).

[18]	Previously filed in Post Effective Amendment No. 13 on form N-4 for Farmers Variable Annuity Separate Account A filed with the SEC on October 22, 2009 (File Nos. 333-85183 and 811-09547).

[19]

Incorporated herein by reference to Post-Effective Amendment No. 2 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 30, 2010 (File Nos. 333-149540 and 811-09507).

[20]

Incorporated herein by reference to Post-Effective Amendment No. 3 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 29, 2011 (File Nos. 333-149540 and 811-09507).

[21]

Incorporated herein by reference to Post-Effective Amendment No. 4 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 30, 2012 (File Nos. 333-149540 and 811-09507).

[22]

Incorporated herein by reference to Post-Effective Amendment No. 5 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 30, 2013 (File Nos. 333-149540 and 811-09507).

23.	Filed herewith.

Item 25.	Directors and Officers of the Depositor

Name and Principal Business Address	Position and Office with Depositor
Nicolas A. Burnet[7]	Chairman of the Board of Directors
David J. Dietz[6]	President, Chief Executive Officer, and Director
Jeffrey J. Dailey[1]	Director
Ira J. Kleinman.[3]	Director
Kenneth L. Carroll[5]	Director
Louis W. Pietroluongo[4]	Director
Debra Broek[9]	Director
Simon Lodge[6]	Senior Vice President and Chief Financial Officer

Name and Principal Business Address	Position and Office with Depositor
Garrett B. Paddor[2]	Corporate Secretary, Vice President, and General Counsel
John A. Henle[2]	Senior Vice President and Head of Distribution/Sales
Randall L. Cooper[2]	Vice President of Field Operations
Darlene Robertson[2]	Vice President and Chief Life Underwriter
Elizabeth McInerney[6]	Chief Operating Officer
Cathy Hall[2]	Chief Compliance Officer
Diane C. Davis[2]	Chief Risk Officer
Leeann G. Badgett[2]	Assistant Vice President and Controller
Rion Groves[2]	Vice President of Life Marketing
Patricia M. Evans[1]	Assistant Treasurer
Doren E. Hohl[1]	Assistant Secretary
Maragaret Giles[1]	Assistant Secretary
Trevor White[2]	Vice President
Peter A. Klute[1]	Assistant Treasurer
Deborah M. Kusaka[2]	Assistant Treasurer
Scott Lindquist[1]	Assistant Treasurer
Adam G. Morris[1]	Assistant Secretary
Anthony J. Morris[1]	Assistant Treasurer
Harris Mortensen[2]	Assistant Vice President and Assistant Secretary
Link Murphy[8]	Medical Director
Dennis J. A. Nibbe[2]	Assistant Treasurer
John R. Patton[2]	Vice President and Assistant Secretary
James Hedreen[2]	Senior Vice President and Chief Actuary

Tracy A. Peebles serves as the Chief Compliance Officer for the Registrant.2

[1]	The principal business address is 4680 Wilshire Boulevard, Los Angeles, CA 90010.
[2]	The principal business address is 3003 77th Ave. SE, Mercer Island, WA 98040.
[3]	The principal business address is 36 Overlook Road, Livingston, NJ 07039.
[4]	The principal business address is 17 Marycrest Road, West Nyack, NY 10994.
[5]	The principal business address is 28070 Kenton Ln., Santa Clarita, CA 91350
[6]	The principal business address is One Liberty Plaza, 165 Broadway, New York, NY 10006.
[7]	The principal business address is Austrasse 44, CH-8045, Zurich, Switzerland
[8]	The principal business address is 2500 Farmers Drive, Columbus, OH 43235
[9]	The principal business address is 716 Fairway Dr., Rock Valley, Iowa 51247

Item 26.	Persons Controlled by or Under Common Control with the Depositor or Registrant

Organizations Affiliated with Zurich U.S. Insurance Group

Company	Domicile	Ownership	%
17-40 Direct Limited	GB	Endsleigh Insurance Services Limited	100.00
Access Franchise Management Limited	GB	Zurich Assurance Ltd	100.00
ACN 000 141 051 Ltd.	AU	Zurich Financial Services Australia Limited	100.00
Activita Care Management AG	CH	Zurich Versicherungs-Gesellschaft AG	30.00
ADAC Autoversicherung AG	DE	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	51.00
Afterland Limited	GB	Zurich Assurance Ltd	100.00
AG Haus der Wirtschaft	DE	Zurich Versicherungs-Gesellschaft AG	8.16
AIDE Asistencia Seguros y Reaseguros, S.A. - Sociedad Uniper	ES	Zurich Insurance plc, Sucursal en Espana	100.00
Albert Road 1 UK Limited	GB	Zurich Assurance Ltd	100.00
Albert Road 2 UK Limited	GB	Zurich Assurance Ltd	100.00
Allied Dunbar (Staff Pension Plan) Trustee Limited	GB	Allied Dunbar Assurance plc	100.00
Allied Dunbar Asset Management plc	GB	Allied Dunbar Assurance plc	99.99
Allied Dunbar Asset Management plc	GB	Zurich Trustee Company (UK) Limited	0.01
Allied Dunbar Assurance plc	GB	Zurich Financial Services (UKISA) Limited	100.00
Allied Dunbar Financial Services Limited	GB	Allied Dunbar Assurance plc	100.00
Allied Dunbar Healthcare Marketing Limited	GB	Allied Dunbar Assurance plc	100.00
Allied Dunbar International Fund Managers Limited	IM	Zurich Versicherungs-Gesellschaft AG	100.00

Allied Dunbar International Nominees Limited	IM	Allied Dunbar International Fund Managers Limited	100.00
Allied Dunbar Mortgages Limited	GB	Allied Dunbar Assurance plc	100.00
Allied Dunbar Property Services Limited	GB	Allied Dunbar Assurance plc	100.00
Allied Dunbar Provident plc	GB	Allied Dunbar Assurance plc	99.99
Allied Dunbar Provident plc	GB	Zurich Trustee Company (UK) Limited	0.001
Allied Zurich Holdings Limited	JE	Zurich Versicherungs-Gesellschaft AG	100.00
Allied Zurich Limited	GB	Zurich Financial Services AG	100.00
American Guarantee and Liability Insurance Company	US	Zurich American Insurance Company	100.00
American Zurich Insurance Company	US	Steadfast Insurance Company	100.00
Anglo American Insurance Company Limited	GB	Anglo American Insurance Group (UK) Limited	0.001
Anglo American Insurance Company Limited	GB	Anglo American Insurance Holdings Limited	99.99
Anglo American Insurance Group (UK) Limited	GB	CMSH Limited	100.00
Anglo American Insurance Holdings Limited	GB	Anglo American Insurance Group (UK) Limited	100.00
Aquarius Underwriting Managers (Pty) Ltd	ZA	Zurich Insurance Company South Africa Limited	30.00
Ashdale Land and Property Company Limited	GB	Zurich Insurance plc	100.00
Associated Marine Insurers Agents Pty. Limited	AU	Zurich Financial Services Australia Limited	100.00
Assurance Company of America	US	Maryland Casualty Company	100.00
Company	Domicile	Ownership	%
Baden-Badener Versicherung Aktiengesellschaft	DE	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00
Ballykilliane Holdings Limited	IE	Zurich Insurance plc	100.00
Bansabadell Pensiones, E.G.F.P, S.A.	ES	Zurich Vida, Companía de Seguros y Reaseguros, S.A. - Socied	50.00
Bansabadell Seguros Generales, S.A. de Seguros y Reaseguros	ES	Zurich Versicherungs-Gesellschaft AG	50.00
Bansabadell Vida S.A. de Seguros y Reaseguros	ES	Zurich Vida, Companía de Seguros y Reaseguros, S.A. - Socied	50.00
Benefit Finance Partners, L.L.C.	US	Zurich Benefit Finance LLC	50.00
BFP Securities LLC	US	Benefit Finance Partners, L.L.C.	100.00
Bizerba GmbH & Co. KG	DE	Zurich Deutscher Herold Lebensversicherung Aktiengesellschaf	10.00
Bonner Akademie Gesellschaft fur DV- und Management-Training	DE	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00
Bonnfinanz Aktiengesellschaft fur Vermogensberatung und Verm	DE	Deutscher Herold Aktiengesellschaft	100.00
Bonus Pensionskassen Aktiengesellschaft	AT	Zurich Versicherungs-Aktiengesellschaft	87.50
BONUS Vorsorgekasse AG	AT	Zurich Versicherungs-Aktiengesellschaft	50.00
Bristlecourt Limited	GB	Zurich Assurance Ltd	100.00
CAN Seguros Generales SA	ES	Zurich Versicherungs-Gesellschaft AG	50.00
Cayley Aviation Ltd.	BM	Zurich Insurance Company Ltd, Bermuda Branch	100.00
Centre Financial Services Holdings Limited	BM	Centre Group Holdings Limited	100.00
Centre Group Holdings (U.S.) Limited	US	Centre Solutions (Bermuda) Limited	100.00
Centre Group Holdings Limited	BM	CMSH Limited	100.00
Centre Insurance Company	US	Centre Solutions (U.S.) Limited	100.00
Centre Insurance International Company	IE	Centre Solutions (Bermuda) Limited	100.00
Centre Kate Inc. 1	US	Zurich Structured Finance, Inc.	100.00
Centre Kate Inc. 2	US	Zurich Structured Finance, Inc.	100.00
Centre Life Insurance Company	US	Centre Solutions (U.S.) Limited	100.00
Centre Reinsurance (U.S.) Limited	BM	Centre Group Holdings (U.S.) Limited	100.00
Centre Reinsurance International Company	IE	Centre Solutions (Bermuda) Limited	99.99
Centre Reinsurance International Company	IE	Orange Stone Reinsurance	0.002
Centre Solutions (Bermuda) Limited	BM	Centre Group Holdings Limited	100.00
Centre Solutions (U.S.) Limited	BM	Centre Group Holdings (U.S.) Limited	100.00
Chilena Consolidada Seguros de Vida S.A.	CL	Inversiones Suizo Chilena S.A.	98.98
Chilena Consolidada Seguros Generales S.A.	CL	Chilena Consolidada Seguros de Vida S.A.	7.41
Chilena Consolidada Seguros Generales S.A.	CL	Inversiones Suizo Chilena S.A.	82.73
City of London Insurance Company Limited	GB	Eagle Star Insurance Company Limited	100.00

CMSH Limited	BM	Zurich Insurance Company Ltd, Bermuda Branch	35.30
CMSH Limited	BM	Zurich Versicherungs-Gesellschaft AG	64.70
COFITEM-COFIMUR	FR	Zurich Versicherungs-Gesellschaft AG	12.41
Colonial American Casualty and Surety Company	US	Fidelity and Deposit Company of Maryland	100.00
Community Trust Services Limited	GB	Zurich Community Trust (UK) Limited	99.00
Community Trust Services Limited	GB	Zurich Financial Services (UKISA) Nominees Limited	1.00
Concisa Vorsorgeberatung und Management AG	AT	Bonus Pensionskassen Aktiengesellschaft	100.00
Concourse Skelmersdale Limited	GB	Zurich Financial Services (UKISA) Limited	100.00
Conduit Street Properties Limited	GB	Zurich Assurance Ltd	100.00
Consultores de Pensiones Grupo Zurich, S.A. - Sociedad Unipe	ES	Zurich Vida, Companía de Seguros y Reaseguros, S.A. - Socied	100.00
CP Holding Limited	VG	Zurich Insurance Company Ltd, Bermuda Branch	100.00
Cramson (Malaysia) Bhd	MY	MCIS Zurich Insurance Berhad	100.00
Crimpland Limited	GB	Zurich Assurance Ltd	100.00
Crown Management Services Limited	US	CMSH Limited	100.00
Company	Domicile	Ownership	%
CTH Affordable Housing Corporation	US	Zurich Structured Finance, Inc.	100.00
CTH Affordable Housing Investor, Inc.	US	CTH Affordable Housing Corporation	100.00
CTH AHP Corporation	US	CTH Affordable Housing Corporation	100.00
CTH MHP, L.L.C.	US	CTH Affordable Housing Investor, Inc.	100.00
CTH Special General Partner, Inc.	US	CTH Affordable Housing Corporation	100.00

CTH WNC, Inc.	US	CTH Affordable Housing Corporation	100.00
CTH/Landmark SLP, Inc.	US	CTH Affordable Housing Corporation	100.00
Cursud N.V.	AN	Zurich Versicherungs-Gesellschaft AG	100.00
DA Deutsche Allgemeine Versicherung Aktiengesellschaft	DE	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00
DB Vita S.A.	LU	Deutscher Herold Aktiengesellschaft	25.00
Delta Wetlands Properties	US	KLMLP 2, LLC	50.00
Delta Wetlands Properties	US	KLMLP 3, LLC	50.00
Deutsche Wohnen AG	DE	Zurich Deutscher Herold Lebensversicherung Aktiengesellschaf	5.75
Deutsche Zurich Pensiones, Entidad Gestora de Fondos de Pens	ES	Zurich Vida, Companía de Seguros y Reaseguros, S.A. - Socied	50.00
Deutscher Herold Aktiengesellschaft	DE	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	79.83
Deutscher Pensionsfonds Aktiengesellschaft	DE	Deutscher Herold Aktiengesellschaft	74.90
Deutsches Institut fur Altersvorsorge GmbH	DE	Deutscher Herold Aktiengesellschaft	22.00
Disability Management Services, Inc.	US	Centre Group Holdings (U.S.) Limited	40.00
Dunbar Assets plc	GB	Zurich Bank	100.00
Dunbar Nominees Limited	GB	Dunbar Assets plc	100.00
Dunbar Sports and Social Club Limited	GB	Allied Dunbar Assurance plc	100.00
Eagle Properties (Benoni) (Proprietary) Limited	ZA	Zurich Insurance Company South Africa Limited	100.00
Eagle Star (Fund Management) Limited	GB	Eagle Star Holdings Limited	100.00
Eagle Star (Leasing) Limited	GB	Zurich Assurance Ltd	100.00
Eagle Star (Malta) Limited	MT	Zurich Assurance Ltd	100.00
Eagle Star Computer Services Limited	GB	Zurich Assurance Ltd	100.00
Eagle Star Direct (Camberley) Limited	GB	Zurich Insurance Company (U.K.) Limited	100.00
Eagle Star Direct Services Limited	GB	Zurich UK General Services Limited	100.00
Eagle Star Estates Limited	GB	Zurich Assurance Ltd	100.00
Eagle Star European Life Assurance Company Limited	IE	Zurich Life Assurance plc	100.00
Eagle Star Executives Pension Trustee Limited	GB	Zurich Financial Services (UKISA) Limited	100.00
Eagle Star Farms Limited	GB	Zurich Assurance Ltd	100.00
Eagle Star Forests Limited	GB	Zurich Assurance Ltd	100.00
Eagle Star Fund Services Limited	IE	Zurich Life Assurance plc	100.00
Eagle Star Group Holdings Limited	GB	Eagle Star Holdings Limited	100.00
Eagle Star Group Services Limited	GB	Eagle Star Holdings Limited	100.00

Eagle Star Holding Company of Ireland	IE	Eagle Star Group Holdings Limited	0.001
Eagle Star Holding Company of Ireland	IE	Zurich Assurance Ltd	99.99
Eagle Star Holdings Limited	GB	Zurich Financial Services (UKISA) Limited	100.00
Eagle Star Insurance Company Limited	GB	Zurich Insurance plc	100.00
Eagle Star International Services (Ireland) Limited	IE	Eagle Star Holding Company of Ireland	0.0015
Eagle Star International Services (Ireland) Limited	IE	Eagle Star Holdings Limited	99.99
Eagle Star Loans Limited	GB	Zurich Assurance Ltd	100.00
Eagle Star Mortgages Limited	GB	Zurich Assurance Ltd	100.00
Eagle Star Securities Limited	GB	Zurich Insurance plc	100.00
Eagle Star Software Development Company Limited	IE	Zurich Life Assurance plc	100.00
Edilspettacolo SRL	IT	Zurich Insurance Company Ltd-Rappresentanza Generale per l	35.71
Empire Fire and Marine Insurance Company	US	Zurich American Insurance Company	100.00
Empire Indemnity Insurance Company	US	Zurich American Insurance Company	100.00
Company	Domicile	Ownership	%
Employee Services Limited	GB	Allied Dunbar Financial Services Limited	100.00
Endsleigh Communications Limited	GB	Endsleigh Insurance Services Limited	100.00
Endsleigh Developments Limited	GB	Endsleigh Insurance Services Limited	100.00
Endsleigh General Trading Limited	GB	Endsleigh Insurance Services Limited	100.00
Endsleigh Independent Financial Services Limited	GB	Endsleigh Insurance Services Limited	100.00
Endsleigh Insurance Services Limited	GB	Endsleigh Limited	100.00
Endsleigh Insurances (Brokers) Limited	GB	Endsleigh Insurance Services Limited	100.00
Endsleigh Law Limited	GB	Endsleigh Insurance Services Limited	100.00
Endsleigh Leasing Limited	GB	Endsleigh Insurance Services Limited	100.00
Endsleigh Life & Pensions Limited	GB	Endsleigh Insurance Services Limited	100.00
Endsleigh Limited	GB	Zurich Holdings (UK) Limited	100.00
Endsleigh Pension Trustee Limited	GB	Endsleigh Insurance Services Limited	100.00
Endsleigh Promotions Limited	GB	Endsleigh Insurance Services Limited	100.00
Endsleigh Shopfitting Limited	GB	Endsleigh Insurance Services Limited	100.00
Endsleigh Trustee Services Limited	GB	Endsleigh Insurance Services Limited	100.00
ES (Leeds) Nominee Limited	GB	Zurich Assurance Ltd	100.00
ES (Walsall) Nominee Limited	GB	Zurich Assurance Ltd	100.00
ES Camberley Nominee 1 Limited	GB	Zurich Assurance Ltd	100.00
ES Camberley Nominee 2 Limited	GB	Zurich Assurance Ltd	100.00
ES Cannock Nominee 1 Limited	GB	Zurich Assurance Ltd	100.00
ES Cannock Nominee 2 Limited	GB	Zurich Assurance Ltd	100.00
ES Coventry Nominee 1 Limited	GB	Zurich Assurance Ltd	100.00
ES Coventry Nominee 2 Limited	GB	Zurich Assurance Ltd	100.00
ES Dudley Nominee 1 Limited	GB	Zurich Assurance Ltd	100.00
ES Dudley Nominee 2 Limited	GB	Zurich Assurance Ltd	100.00
ES Hoddesdon Nominee 1 Limited	GB	Zurich Assurance Ltd	100.00
ES Hoddesdon Nominee 2 Limited	GB	Zurich Assurance Ltd	100.00
ES Plympton Nominee 1 Limited	GB	Zurich Assurance Ltd	100.00
ES Plympton Nominee 2 Limited	GB	Zurich Assurance Ltd	100.00
ES Ramsgate Nominee 1 Limited	GB	Zurich Assurance Ltd	100.00
ES Ramsgate Nominee 2 Limited	GB	Zurich Assurance Ltd	100.00
Escape Premium Collection (Pty) Ltd	ZA	Zurich Insurance Company South Africa Limited	100.00
ESI Financing Limited	GB	Eagle Star Insurance Company Limited	0.001
ESI Financing Limited	GB	Zurich Versicherungs-Gesellschaft AG	99.99
Extremus Versicherung-Aktiengesellschaft	DE	Zurich Insurance plc Niederlassung fur Deutschland	5.00
F.I.G. Holding Company	US	Fire Underwriters Association	69.99
F.I.G. Holding Company	US	Truck Underwriters Association	30.00
F.I.G. Holding Company	US	Farmers Group, Inc.	100.0
Farmers Family Fund	US	Farmers Group, Inc.	100.0
Farmers Group, Inc.	US	Zurich Versicherungs-Gesellschaft AG	87.90
Farmers Group, Inc.	US	Zurich Financial Services AG	12.10
Farmers New World Life Insurance Company	US	Farmers Group, Inc.	100.00

Farmers Reinsurance Company	US	Farmers Group, Inc.	100.00
Farmers Services Corporation	US	Farmers Group, Inc.	100.00
Farmers Services, LLC	US	ZFUS Services, LLC	100.00
Farmers Underwriters Association	US	Farmers Group, Inc.	100.00
Farmers Value Added, Inc.	US	Farmers Group, Inc.	100.00
Fidelity and Deposit Company of Maryland	US	Zurich American Insurance Company	100.00
FIG Holding Company	US	Farmers Group, Inc.	100.00
FIG Leasing Co., Inc.	US	Farmers Group, Inc.	100.00
Fire Underwriters Association	US	Farmers Group, Inc.	100.00
Futuro de Bolivia S.A. Administradora de Fondos de Pensiones	BO	Zurich Boliviana Seguros Personales S.A.	8.42
Futuro de Bolivia S.A. Administradora de Fondos de Pensiones	BO	Zurich South America Invest AB	71.58
Company	Domicile	Ownership	%
General Surety & Guarantee Co Limited	GB	Zurich Insurance Company (U.K.) Limited	100.00
Genevoise, Compagnie Immobiliere SA	CH	Zurich Lebensversicherungs-Gesellschaft AG	100.00
Greycaines 1 Jersey Limited	JE	Zurich Assurance Ltd	100.00
Greycaines 2 Jersey Limited	JE	Zurich Assurance Ltd	100.00

Groomlink Limited	GB	Zurich Assurance Ltd	100.00
Grovewood Engineering Limited	GB	Zurich Assurance Ltd	100.00
Grovewood Property Holdings Limited	GB	Eagle Star Holdings Limited	100.00
Hawkcentral Limited	GB	Zurich Assurance Ltd	100.00
Home & Overseas Insurance Company Limited	GB	Eagle Star Insurance Company Limited	100.00
IDI Technology Solutions (Pty) Ltd	ZA	Zurich Insurance Company South Africa Limited	36.63
Innovaconsulting S.r.I.	IT	Zuritel S.p.A.	40.00
INTEGRA Versicherungsdienst GmbH	AT	Zurich Versicherungs - Aktiengesellschaft	100.00
Inversiones Suizo Chilena S.A.	CL	Inversiones Suizo - Argentina S.A.	0.0001
Inversiones Suizo Chilena S.A.	CL	Zurich Versicherungs - Gesellschaft AG	99.99
Inversiones Suizo-Argentina S.A.	AR	Zurich Lebensversicherungs - Gesellschaft AG	5.00
Inversiones Suizo-Argentina S.A.	AR	Zurich Versicherungs - Gesellschaft AG	95.00
Inversiones ZS America Dos Limitada	CL	Inversiones ZS America SpA	100.00
Inversiones ZS America SpA	CL	ZS Insurance America, S.L.	100.00
Inversiones ZS America Tres SpA	CL	ZS Insurance America, S.L.	100.00
Inversora Alpina, C.A.	VE	Zurich Seguros, S.A.	100.00
Ipsley Street 1 UK Limited	GB	Zurich Assurance Ltd	100.00
Ipsley Street 2 UK Limited	GB	Zurich Assurance Ltd	100.00
Irish National Insurance Company p.l.c.	IE	Zurich Insurance plc	99.99
Isis S.A.	AR	Inversiones Suizo-Argentina S.A.	60.50
Isis S.A.	AR	Zurich Versicherungs - Gesellschaft AG	39.50
IT Innovation Holdings AG	CH	Zurich Versicherungs - Gesellschaft AG	100.00
Jas. W. King & Co. Limited	GB	Eagle Star Holdings Limited	100.00
Jewell Insurance Agency Ltd	GB	Woodstock Insurance Brokers Limited	100.00
Kennet Road 1 UK Limited	GB	Zurich Assurance Ltd	100.00
Kennet Road 2 UK Limited	GB	Zurich Assurance Ltd	100.00
KLMLP 2, LLC	US	KLMLP, L.P.	100.00
KLMLP 3, LLC	US	KLMLP 2, LLC	100.00
KLMLP, L.P.	US	Zurich American Corporation	75.00
L&L PARK 80 INVESTORS LLC	US	ZI PARK 80 WEST LLC	90.00
Leschi Life Assurance Company	US	Farmers New World Life Insurance Company	100.00
Liquid Underwriting Managers (Pty) Limited	ZA	Zurich Insurance Company South Africa Limited	30.00
Logobrook Limited	GB	Zurich Assurance Ltd	100.00
Lordbourne Limited	GB	Zurich Assurance Ltd	100.00
MAAGNET SYSTEMS SDN BHD	MY	Zurich Versicherungs - Gesellschaft AG	100.00
MAAGNET-SSMS SDN BHD	MY	MAAGNET SYSTEMS SDN BHD	100.00
MALAYSIAN ALLIANCE PROPERTY SERVICES SDN BHD	MY	Zurich Versicherungs - Gesellschaft AG	100.00
Malaysian Assurance Alliance Berhad	MY	Zurich Versicherungs - Gesellschaft AG	100.00
Manon Vision Co., Ltd.	TH	Centre Group Holdings Limited	0.0057
Manon Vision Co., Ltd.	TH	CMSH Limited	0.0066
Manon Vision Co., Ltd.	TH	Zurich Versicherungs - Gesellschaft AG	99.99
Maryland Casualty Company	US	Zurich American Insurance Company	100.00
Maunalua Associates, Inc.	US	Zurich American Corporation	100.00
Mauritian Eagle Insurance Company Limited	MU	Zurich Insurance Company South Africa Limited	15.00
MCIS Zurich Insurance Berhad	MY	Zurich Asia Holdings Ltd.	40.00
Medidata AG	CH	Zurich Versicherungs-Gesellschaft AG	8.85
Mentionland Limited	GB	Zurich Assurance Ltd	100.00
Meritclass Investments Limited	GB	Zurich Assurance Ltd	100.00
Company	Domicile	Ownership	%
MI Administrators, LLC	US	FIG Leasing Co., Inc.	100.00
Minas Brasil Promotora de Servicos S/A	BR	Zurich Minas Brasil Seguros S.A,	100.00
MULTIOTO SERVICES SDN BHD	MY	Zurich Versicherungs-Gesellschaft AG	100.00
Navigators and General Insurance Company Limited	GB	Zurich Insurance plc	100.00
Nearheath Limited	GB	Zurich Assurance Ltd	100.00

New China Life Insurance Company Limited	CA	Zurich Versicherungs-Gesellschaft AG	12.51
NK Zurich Risk Service Co., Ltd.	JP	Zurich Insurance Company Limited	10.00
Northern Insurance Company of New York	US	Maryland Casualty Company	100.00
Oldco B Member Holdings, LLC	US	Centre Group Holdings (U.S.) Limited	100.00
Omnis Investments Limited	GB	Openwork Holdings Limited	90.00
OOO“TPK”	RU	Zurich Insurance Company Ltd.	100.00
Openwork Access Limited	GB	Openwork Holdings Limited	100.00
Openwork Holdings Limited	GB	Allied Zurich Holdings Limited	99.99
Openwork Independent Solutions Limited	GB	Openwork Holdings Limited	100.00
Openwork Limited	GB	Openwork Holdings Limited	100.00
Openwork Market Solutions Limited	GB	Openwork Holdings Limited	100.00
Openwork Services Limited	GB	Openwork Holdings Limited	100.00
Orange Stone Holdings	IE	CMSH Limited	100.00
Orange Stone Reinsurance	IE	Crown Management Services Limited	100.00
Orion Rechtsschutz-Versicherung AG	CH	Zurich Versicherungs-Gesellschaft AG	78.00
Parcelgate Limited	GB	Zurich Assurance Ltd	100.00
Perils AG	CH	Zurich Versicherungs-Gesellschaft AG	11.11
Prematic Service Corporation (California)	US	Farmers Group, Inc.	100.00
Prematic Service Corporation (Nevada)	US	Prematic Service Corporation (California)	100.00
Protektor Lebensversicherungs-AG	DE	Zurich Deutscher Herold Lebensversicherung Aktiengesellschaf	5.16
PT Zurich Insurance Indonesia	ID	Zurich Asia Holdings Ltd.	4.31
PT Zurich Insurance Indonesia	ID	Zurich Versicherungs-Gesellschaft AG	91.52
PT Zurich Topas Life	ID	Zurich Versicherungs-Gesellschaft AG	80.00
Real Garant Espana S.L.	ES	Real Garant GmbH Garantiesysteme	100.00
Real Garant GmbH Garantiesysteme	DE	Real Garant Versicherung Aktiengesellschaft	100.00
Real Garant Versicherung Aktiengesellschaft	DE	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00
Red Ruff LLC	US	ZCM Asset Holding Company (Bermuda) Limited	100.00
SA Fire House Limited	ZA	Zurich Versicherungs-Gesellschaft AG	100.00
Sackville Street Limited	GB	Zurich Financial Services (UKISA) Limited	100.00
Santander Brasil Seguros S.A.	BR	Santander Seguros S.A.	100.00
Santander Rio Seguros S.A.	AR	Inversiones ZS America SpA	4.00
Santander Rio Seguros S.A.	AR	ZS Insurance America, S.L.	96.00
Santander Seguros de Vida S.A.	CL	Inversiones ZS America Dos Limitada	99.78
Santander Seguros de Vida S.A.	CL	Inversiones ZS America SpA	0.22
Santander Seguros Generales S.A.	CL	Inversiones ZS America Dos Limitada	99.51
Santander Seguros Generales S.A.	CL	Inversiones ZS America SpA	0.49
Santander Seguros S.A.	BR	ZS Insurance America, S.L.	100.00
Santander Seguros Sociedad Anónima	UY	ZS Insurance America, S.L.	100.00
SARL Marofinac	MA	Zurich Versicherungs-Gesellschaft AG	100.00
Saudi National Insurance Company	BH	Zurich Insurance Services (Middle East) EC	5.00
Sceptre Trust Limited	BS	Eagle Star Holdings Limited	0.0002
Sceptre Trust Limited	BS	Eagle Star Insurance Company Limited	99.99
Serviaide Assistencia e Servicos, Lda.	PT	AIDE Asistencia Seguros y Reaseguros, S.A. - Sociedad Uniper	95.00
Serviaide Assistencia e Servicos, Lda.	PT	Serviaide, S.A. - Sociedad Unipersonal	4.99
Serviaide, S.A. - Sociedad Unipersonal	ES	AIDE Asistencia Seguros y Reaseguros, S.A. - Sociedad Uniper	100.00
Company	Domicile	Ownership	%
Servizurich S.A. - Sociedad Unipersonal	ES	Zurich Insurance plc, Sucursal en Espana	100.00
Shire Park Limited	GB	Zurich Assurance Ltd	12.42
Societe Continentale d’Investissement Immobilier SA	FR	Zurich Assurance Ltd	100.00
Solentbar Property Investment Limited	GB	Zurich Assurance Ltd	100.00
South African Nucleare Pool Administrators (Property) Limite	ZA	Zurich Insurance Company South Africa Limited	25.00

South County Services Co., Inc.	US	Sterling Forest LLC	100.00
Spirecharm Limited	GB	Zurich Assurance Ltd	100.00
Staple Inn Holborn Limited	GB	Zurich Financial Services (UKISA) Limited	100.00
Stareagle Limited	GB	Zurich Assurance Ltd	100.00
Starpatch Investments Limited	GB	Zurich Assurance Ltd	100.00
Steadfast Insurance Company	US	Zurich American Insurance Company	100.00
Steadfast Santa Clarita Holdings LLC	US	Steadfast Insurance Company	100.00
Sterling Forest LLC	US	Zurich American Insurance Company	99.93
Sterling ISA Managers (Nominees) Limited	GB	Sterling ISA Managers Limited	100.00
Sterling ISA Managers Limited	GB	Zurich Financial Services (UKISA) Limited	100.00
Sunley Homes Limited	GB	Zurich Insurance plc	100.00
Swaziland Royal Insurance Corporation	SZ	Zurich Insurance Company South Africa Limited	9.00
Swiss Insurance Management (Hong Kong) Limited	HK	Zurich Insurance Holdings (Hong Kong) Limited	99.50
Swiss Insurance Management (Hong Kong) Limited	HK	Zurich Services (Hong Kong) Limited	0.50
TCS Loss Adjusters Limited	GB	Endsleigh Insurance Services Limited	100.00
TDG Tele Dienste GmbH	DE	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00
Techlink Interactive Limited	GB	Technical Connection Limited	100.00
Technical Connection Limited	GB	Zurich Employment Services Limited	51.00
The Liverpool Reversionary Company Limited	GB	Eagle Star Insurance Company Limited	100.00
The Trust Company of Scotland Limited	GB	Zurich Insurance plc	100.00
The Zurich Services Corporation	US	Zurich Holding Company of America, Inc.	100.00
TopReport Schadenbesichtigungs GmbH	AT	Zurich Versicherungs-Aktiengesellschaft	14.29
Toscana Uno SRL	IT	Zurich Insurance Company Ltd - Rappresentanza Generale per l	50.00
Truck Underwriters Assocation	US	Farmers Group, Inc.	100.00
Truck Underwriters Association	US	Farmers Group, Inc.	100.00
Turegum Immobilien AG	CH	Zurich Versicherungs-Gesellschaft AG	100.00
Universal Underwriters Insurance Company	US	Zurich American Insurance Company	100.00
Universal Underwriters Life Insurance Company	US	Universal Underwriters Insurance Company	100.00
Universal Underwriters of Texas Insurance Company	US	Universal Underwriters Insurance Company	100.00
Universal Underwriters Service Corporation	US	Zurich Holding Company of America, Inc.	100.00
Zurich F&I Reinsurance T&C	TC	Universal Underwriters Insurance Services, Inc.	0.0050
Zurich F&I Reinsurance T&C	TC	Universal Underwriters Service Corporation	99.99
Vehicle Dealer Solutions, Inc.	US	The Zurich Services Corporation	100.00
Vita Lebensversicherungs-Gesellschaft AG	CH	Zurich Versicherungs - Gesellschaft AG	100.00
Wing Hang Zurich Insurance Company Limited	HK	Zurich Insurance Holdings (Hong Kong) Limited	35.00
Women on Wheels Limited	GB	Endsleigh Insurance Services Limited	100.00
Woodstock Insurance Brokers Limited	GB	Endsleigh Insurance Services Limited	100.00
World Travel Protection Canada Inc.	CN	Zurich Canadian Holdings Limited	100.00
Wren Investments Limited	GB	Zurich Whiteley Trust Limited	100.00
Wrightway Underwriting Limited	IE	Ballykilliane Holdings Limited	100.00
Z flex Gesellschaft fur Personaldienstleistungen mbH	DE	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00
Z Nominees Limited	JE	Zurich Trust Limited	100.00
Z Secretaries Limited	JE	Zurich Trust Limited	100.00
ZCM (U.S.) Limited	US	ZCM Holdings (Bermuda) Limited	100.00
Company	Domicile	Ownership	%
ZCM Asia Holdings Pty Limited	AU	Zurich Versicherungs-Gesellschaft AG	100.00
ZCM Asset Holding Company (Bermuda) Limited	BM	ZCM Holdings (Bermuda) Limited	100.00
ZCM Holdings (Bermuda) Limited	BM	CMSH Limited	24.29
ZCM Holdings (Bermuda) Limited	BM	CMSH Limited	75.71
ZCM Matched Funding (Bermuda) Limited	BM	ZCM Holdings (Bermuda) Limited	100.00
ZCM Matched Funding Corp.	US	ZCM (U.S.) Limited	100.00

ZCMC II Holdings Limited	IE	ZCM Asset Holding Company (Bermuda) Limited	0.20
ZCMC II Holdings Limited	IE	Zurich Financial Services EUB Holdings Limited	99.80
ZFS Finance (USA) LLC II	US	Zurich Holding Company of America, Inc.	100.00
ZFS Finance (USA) LLC V	US	Zurich Holding Company of America, Inc.	100.00
ZFUS Services, LLC	US	Zurich Holding Company of America, Inc.	100.00
ZG Investments Ltd.	BM	Zurich Versicherungs-Gesellschaft AG	100.00
ZGEE2 Limited	GB	Eagle Star Holdings Limited	100.00
ZGEE3 Limited	GB	Zurich Insurance Company (U.K.) Limited	100.00
ZI Park 80 West LLC	US	Zurich American Insurance Company	100.00
ZNA Services, LLC	US	ZFUS Services, LLC	100.00
Zolmec Limited	JE	Zurich Trust Limited	100.00
ZPC Capital Limited	GB	Zurich Holdings (UK) Limited	100.00
ZS Insurance America, S.L.	ES	Zurich Latin America Holding S.L. - Sociedad Unipersonal	51.00
ZSF 00-1, Inc.	US	CTH Affordable Housing Corporation	100.00
ZSF 02-1, Inc.	US	CTH Affordable Housing Corporation	100.00
ZSF 99-2 Tyler House, Inc.	US	CTH Affordable Housing Corporation	100.00
ZSF 99-3 Aurora, Inc.	US	CTH Affordable Housing Corporation	100.00
ZSF 99-4, Inc.	US	CTH Affordable Housing Corporation	100.00
ZSF Apollo Corporation	US	CTH Affordable Housing Corporation	100.00
ZSF Blairville, Inc.	US	CTH Affordable Housing Corporation	100.00
ZSF Boston Store, Inc.	US	CTH Affordable Housing Corporation	100.00
ZSF Grant Park, Inc.	US	CTH Affordable Housing Corporation	100.00
ZSF Idlewild, Inc.	US	CTH Affordable Housing Corporation	100.00
ZSF Landmark Corporation	US	CTH Affordable Housing Corporation	100.00
ZSF Newport I Corporation	US	CTH Affordable Housing Corporation	100.00
ZSFH LLC	US	Zurich Holding Company of America, Inc.	100.00
ZSG Kfz-ZulassungsservicegesmbH	AT	Zurich Versicherungs-Aktiengesellschaft	33.33
ZSL Financing Limited	GB	Zurich Holdings (UK) Limited	1.00
ZSL Financing Limited	GB	Zurich Specialties London Limited	99.00
Zurich - Companhia de Seguros Vida S.A.	PT	Zurich Finanz-Gesellschaft AG	0.0002
Zurich - Companhia de Seguros Vida S.A.	PT	Zurich Investments Life S.p.A.	0.0002
Zurich - Companhia de Seguros Vida S.A.	PT	Zurich Lebensversicherungs-Gesellschaft AG	99.99
Zurich - Companhia de Seguros Vida S.A.	PT	Zurich Versicherungs-Gesellschaft AG	0.00002
Zurich - Companhia de Seguros Vida S.A.	PT	Zurich Vida, Companía de Seguros y Reaseguros, S.A. - Socied	0.0002
Zurich (Sales Management Pension Plan) Trustee Limited	GB	Allied Dunbar Assurance plc	100.00
Zurich Administradora General de Fondos S.A.	CL	Chilena Consolidada Seguros de Vida S.A.	99.97
Zurich Administradora General de Fondos S.A.	CL	Inversiones Suizo Chilena S.A.	0.030
Zurich Advice Limited	HK	Zurich Insurance Holdings (Hong Kong) Limited	100.00
Zurich Advice Network Limited	GB	Allied Dunbar Assurance plc	100.00
Zurich Advisory (HK) Limited	HK	Zurich Assurance Ltd	100.00
Zurich Agency Services Inc.	US	Zurich Holding Company of America, Inc.	100.00
Zurich Alternative Asset Management, LLC	US	Zurich Holding Company of America, Inc.	100.00
Zurich American Corporation	US	Zurich Holding Company of America, Inc.	100.00
Zurich American Insurance Company	US	Zurich Holding Company of America, Inc.	100.00
Zurich American Insurance Company of Illinois	US	American Zurich Insurance Company	100.00
Zurich American Life Insurance Company	US	Zurich American Corporation	100.00
Zurich American Life Insurance Company of New York	US	Zurich American Life Insurance Company.	100.00
Zurich Argentina Cia. de Seguros S.A.	AR	Inversiones Suizo-Argentina S.A.	55.46
Zurich Argentina Cia. de Seguros S.A.	AR	Zurich Versicherungs-Gesellschaft AG	44.54
Zurich Argentina Companía de Seguros de Retiro S.A.	AR	Zurich Argentina Cia. de Seguros S.A.	46.64
Zurich Argentina Companía de Seguros de Retiro S.A.	AR	Zurich Versicherungs-Gesellschaft AG	53.36

Zurich Asia Holdings Ltd.	BM	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich Asset Management Gerente de Fondos Comunes de Inversi	AR	Inversiones Suizo-Argentina S.A.	90.00
Zurich Asset Management Gerente de Fondos Comunes de Inversi	AR	Isis S.A.	10.00
Zurich Assurance (2004) plc	GB	Zurich Assurance Ltd	100.00
Zurich Assurance Ltd	GB	Eagle Star Holdings Limited	100.00
ZURICH Assurances Maroc	MA	SARL Marofinac	30.10
ZURICH Assurances Maroc	MA	Zurich Versicherungs-Gesellschaft AG	67.63
Zurich Australia Limited	AU	Zurich Financial Services Australia Limited	100.00
Zurich Australian Insurance Limited	AU	Zurich Financial Services Australia Limited	100.00
Zurich Australian Insurance Properties Pty Limited	AU	Zurich Australia Limited	40.00
Zurich Australian Insurance Properties Pty Limited	AU	Zurich Australian Insurance Limited	60.00
Zurich Australian Superannuation Pty Limited	AU	Zurich Financial Services Australia Limited	100.00
Zurich Aviation Underwriting Managers SA (Pty) Ltd	ZA	Zurich Insurance Company South Africa Limited	50.00
Zurich Bank	IE	ZCM Holdings (Bermuda) Limited	0.037
Zurich Bank	IE	ZCMC II Holdings Limited	99.96
Zurich Bank International Limited	IM	Zurich Bank	100.00
Zurich Benefit Finance LLC	US	Zurich Holding Company of America, Inc.	100.00
Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	DE	Zurich IT Service AG Niederlassung fur Deutschland	82.62
Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	DE	Zurich Leben Service AG Niederlassung fur Deutschland	17.38
Zurich Building Control Services Limited	GB	Zurich Holdings (UK) Limited	100.00
Zurich Canadian Holdings Limited	CN	Zurich Insurance Company Ltd, Canadian Branch	68.82
Zurich Canadian Holdings Limited	CN	Zurich Versicherungs-Gesellschaft AG	31.18
Zurich Capital Markets Inc.	US	ZCM (U.S.) Limited	100.00
Zurich Community Trust (UK) Limited	GB	Zurich Financial Services (UKISA) Limited	50.00
Zurich Community Trust (UK) Limited	GB	Zurich Financial Services (UKISA) Nominees Limited	50.00
Zurich Computer Services Limited	GB	Allied Dunbar Assurance plc	100.00
Zurich Consortium Societa Consortile a Responsabilita Limit	IT	Zurich Insurance plc - Rappresentanza Generale per l’Italia	99.95
Zurich Consortium Societa Consortile a Responsabilita Limit	IT	Zurich Investments Life S.p.A.	0.01
Zurich Consortium Societa Consortile a Responsabilita Limit	IT	Zurich Life and Pensions S.p.A.	0.01
Zurich Consortium Societa Consortile a Responsabilita Limit	IT	Zurich Life Assurance plc - Rappresentanza Generale per l’It	0.01
Zurich Consortium Societa Consortile a Responsabilita Limit	IT	Zurich Life Insurance Italia S.p.A.	0.01
Zurich Consortium Societa Consortile a Responsabilita Limit	IT	Zuritel S.p.A.	0.01
Zurich Consultancy Limited	HK	Zurich Insurance Holdings (Hong Kong) Limited	100.00
Zurich Consultoria de Riesgos, C.A.	VE	Zurich Seguros, S.A.	99.99
Zurich Corredora de Bolsa S.A.	CL	Inversiones Suizo Chilena S.A.	99.00
Zurich Corredora de Bolsa S.A.	CL	Zurich Investments Chile S.A.	0.99
Zurich CZI Management Holding Ltd.	US	Zurich Global Investment Management Inc.	100.00
Company	Domicile	Ownership	%
Zurich Deutscher Herold Lebensversicherung Aktiengesellschaf	DE	Deutscher Herold Aktiengesellschaft	67.54
Zurich Deutscher Herold Lebensversicherung Aktiengesellschaf	DE	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	32.46
Zurich Direct Agency Limited	HK	Zurich Advice Limited	100.00
Zurich Distribuidora de Mexico, S.A. de C.V.	MX	Zurich Versicherungs-Gesellschaft AG	99.99
Zurich Distribuidora de Mexico, S.A. de C.V.	MX	Zurich Vida, Companía de Seguros, S.A.	0.002
Zurich E&S Insurance Brokerage, Inc.	US	Zurich American Insurance Company	100.00

Zurich Employment Services Limited	GB	Zurich Financial Services (UKISA) Limited	100.00
Zurich Eurolife S.A.	LU	Zurich Lebensversicherungs-Gesellschaft AG	90.00
Zurich Eurolife S.A.	LU	Zurich Versicherungs-Gesellschaft AG	10.000
Zurich Finance (Bermuda) Ltd.	BM	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich Finance (Luxembourg) S.A.	LU	Zurich Lebensversicherungs-Gesellschaft AG	0.08
Zurich Finance (Luxembourg) S.A.	LU	Zurich Versicherungs-Gesellschaft AG	99.92
Zurich Finance (UK) plc	GB	Zurich Financial Services (UKISA) Limited	99.99
Zurich Finance (UK) plc	GB	Zurich Financial Services (UKISA) Nominees Limited	0.002
Zurich Finance (USA), Inc.	US	Zurich Holding Company of America, Inc.	100.00
Zurich Financial Management Limited	GB	Allied Dunbar Assurance plc	100.00
Zurich Financial Services (Channel Islands) Limited	JE	Zurich Financial Services (UKISA) Limited	99.91
Zurich Financial Services (Channel Islands) Limited	JE	Zurich Financial Services (UKISA) Nominees Limited	0.09
Zurich Financial Services (Isle of Man) Group Services Limited	IM	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich Financial Services (Isle of Man) Holdings Limited	IM	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich Financial Services (Isle of Man) Insurance Manager Ltd	IM	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich Financial Services (Isle of Man) Reinsurance Company	IM	Zurich Financial Services (Isle of Man) Holdings Limited	100.00
Zurich Financial Services (UKISA) Group Services Limited	GB	Zurich Financial Services (UKISA) Limited	100.00
Zurich Financial Services (UKISA) Limited	GB	Allied Zurich Holdings Limited	90.32
Zurich Financial Services (UKISA) Limited	GB	Zurich Insurance plc	9.68
Zurich Financial Services (UKISA) Nominees Limited	GB	Zurich Financial Services (UKISA) Limited	100.00
Zurich Financial Services Australia Limited	AU	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich Financial Services EUB Holdings Limited	IE	ZCM Holdings (Bermuda) Limited	0.08
Zurich Financial Services EUB Holdings Limited	IE	Zurich Financial Services AG	99.92
Zurich Financial Services UK Pension Trustee Limited	GB	Zurich Financial Services (UKISA) Limited	99.00
Zurich Finanz-Gesellschaft AG	CH	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich Global Corporate UK Limited	GB	Zurich Specialties London Limited	100.00
Zurich Global Energy Limited	BM	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich Global Funding	IE	Zurich Finanz-Gesellschaft AG	0.100
Zurich Global Funding	IE	Zurich Versicherungs-Gesellschaft AG	99.90
Zurich Global Investment Management Inc.	US	Zurich Holding Company of America, Inc.	100.00
Zurich Global, Ltd.	BM	Zurich Holding Company of America, Inc.	100.00
Zurich Group Funding Luxembourg S.A.	LU	Zurich Lebensversicherungs-Gesellschaft AG	0.02
Zurich Group Funding Luxembourg S.A.	LU	Zurich Versicherungs-Gesellschaft AG	99.98
Zurich GSG Limited	GB	Zurich GSH Limited	100.00
Zurich GSH Limited	GB	Zurich Holdings (UK) Limited	100.00
Zurich Holding Company of America, Inc.	US	Crown Management Services Limited	0.13
Zurich Holding Company of America, Inc.	US	Zurich Versicherungs-Gesellschaft AG	99.87
Zurich Holding Ireland Limited	IE	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich Holdings (UK) Limited	GB	Zurich Versicherungs-Gesellschaft AG	100.00
Company	Domicile	Ownership	%
Zurich Immobilien Liegenschaftsverwaltungs-GesmbH	AT	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich IMRE AG	CH	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich Independent Wealth Management Limited	GB	Allied Dunbar Assurance plc	100.00
Zurich Insurance (Taiwan) Ltd.	TW	Zurich Asia Holdings Ltd.	51.10
Zurich Insurance (Taiwan) Ltd.	TW	Zurich Versicherungs-Gesellschaft AG	48.63
Zurich Insurance Brokers (Beijing) Company Limited	CA	Zurich Insurance Holdings (Hong Kong) Limited	24.51
Zurich Insurance Company (U.K.) Limited	GB	Zurich Versicherungs-Gesellschaft AG	100.00

Zurich Insurance Company Botswana Ltd	BW	Zurich Insurance Company South Africa Limited	100.00
Zurich Insurance Company Escritorio de Representacao no Bras	BR	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich Insurance Company Ltd.	RU	Zurich Interholding Limited	100.00
Zurich Insurance Company Ltd., Beijing Representative Office	CA	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich Insurance Company Ltd., Shanghai Representative Offic	CA	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich Insurance Company Representative Office - Moscow	RU	Zurich Insurance Company Ltd.	100.00
Zurich Insurance Company South Africa Limited	ZA	SA Fire House Limited	58.95
Zurich Insurance Holding (Cyprus) Ltd	CY	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich Insurance Holdings (Hong Kong) Limited	HK	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich Insurance Middle East S.A.L.	LB	Zurich Versicherungs-Gesellschaft AG	99.54
Zurich Insurance plc	IE	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	25.07
Zurich Insurance plc	IE	Zurich Holding Ireland Limited	70.41
Zurich Insurance plc	IE	Zurich Insurance Company Ltd - Rappresentanza Generale per l	4.52
Zurich Insurance Services (Middle East) EC	BH	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich Interholding Limited	RU	Zurich Insurance Holding (Cyprus) Ltd	99.90
Zurich Interholding Limited	RU	Zurich Versicherungs-Aktiengesellschaft	0.10
Zurich Intermediary Group Limited	GB	Zurich Financial Services (UKISA) Limited	99.99
Zurich Intermediary Group Limited	GB	Zurich Financial Services (UKISA) Nominees Limited	0.005
Zurich Internacional de Venezuela, C.A. de Corretaje de Reas	VE	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich International (Bermuda) Ltd.	BM	Zurich Insurance Company Ltd, Bermuda Branch	29.27
Zurich International (Bermuda) Ltd.	BM	Zurich Versicherungs-Gesellschaft AG	70.73
Zurich International (UK) Limited	GB	Zurich Specialties London Limited	100.00
Zurich International Life Limited	IM	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich International Services (Luxembourg) S.A.	LU	Zurich Eurolife S.A.	0.04
Zurich International Services (Luxembourg) S.A.	LU	Zurich Versicherungs-Gesellschaft AG	99.96
Zurich International Solutions Limited	GB	Zurich Assurance Ltd	100.00
Zurich Invest AG	CH	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich Investment Management AG	CH	Prematic Service Corporation (Nevada)	80.00
Zurich Investment Management AG	CH	Zurich Versicherungs-Gesellschaft AG	20.00
Zurich Investment Management Limited	AU	Zurich Australia Limited	100.00
Zurich Investment Services Limited	BM	CMSH Limited	100.00
Zurich Investments Chile S.A.	CL	Chilena Consolidada Seguros de Vida S.A.	0.084
Zurich Investments Chile S.A.	CL	Inversiones Suizo Chilena S.A.	99.99
Zurich Investments Life S.p.A.	IT	Zurich Insurance Company Ltd - Rappresentanza Generale per l	100.00
Zurich Kunden Center GmbH	DE	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00
Zurich Latin America Corporation	US	The Zurich Services Corporation	100.00
Zurich Latin America Holding S.L. - Sociedad Unipersonal	ES	Zurich Lebensversicherungs-Gesellschaft AG	100.00
Company	Domicile	Ownership	%
Zurich Latin American Services S.A.	AR	Inversiones Suizo-Argentina S.A.	6.32
Zurich Latin American Services S.A.	AR	Zurich Versicherungs-Gesellschaft AG	93.68
Zurich Lebensversicherungs-Gesellschaft AG	CH	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich Legal Expenses Underwriting Managers SA (Pty) Ltd	ZA	Zurich Insurance Company South Africa Limited	100.00
Zurich Leisure Services Limited	GB	Allied Dunbar Assurance plc	100.00
Zurich Life and Pensions S.p.A.	IT	Zurich Investments Life S.p.A.	100.00
Zurich Life Assurance plc	IE	Zurich Holding Ireland Limited	100.00

Zurich Life Insurance (Singapore) Pte Ltd	SG	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich Life Insurance Italia S.p.A.	IT	Zurich Investments Life S.p.A.	100.00
Zurich Life SA Ltd	ZA	Zurich Insurance Company South Africa Limited	100.00
Zurich Management Services Limited	GB	Zurich Holdings (UK) Limited	100.00
Zurich Minas Brasil Seguros S.A,	BR	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich Pension Trustees Ireland Limited	IE	Zurich Insurance plc	50.00
Zurich Pension Trustees Ireland Limited	IE	Zurich Trustee Services Limited	50.00
Zurich Pension Trustees Limited	GB	Zurich Assurance Ltd	100.00
Zurich Pension Trustees No 2 Company Limited	GB	Zurich Assurance Ltd	100.00
Zurich Pensions Management Limited	GB	Allied Dunbar Assurance plc	100.00
Zurich Pensionskassen-Beratung AG	CH	Zurich Lebensversicherungs-Gesellschaft AG	100.00
Zurich Professional Limited	GB	Zurich Holdings (UK) Limited	49.00
Zurich Professional Limited	GB	Zurich Specialties London Limited	51.00
Zurich Properties (Pty) Limited	BW	Zurich Insurance Company Botswana Ltd	100.00
Zurich Properties Pty Limited	AU	Zurich Australia Limited	40.00
Zurich Properties Pty Limited	AU	Zurich Australian Insurance Limited	60.00
Zurich Realty, Inc.	US	The Zurich Services Corporation	100.00
Zurich Rechtsschutz-Schadenservice GmbH	DE	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00
Zurich Reliable Insurance Limited	RU	Zurich Insurance Company Ltd.	99.90
Zurich Reliable Insurance Limited	RU	Zurich Interholding Limited	0.10
Zurich Risk Financing SA Limited	ZA	Zurich Insurance Company South Africa Limited	99.99
Zurich Risk Management Services (India) Private Limited	IN	Zurich Asia Holdings Ltd.	1.00
Zurich Risk Management Services (India) Private Limited	IN	Zurich Versicherungs-Gesellschaft AG	99.00
Zurich Risk Services Asia Pacific Sdn Bhd	MY	Zurich Management Services Limited	100.00
Zurich Ruckversicherungs-Gesellschaft AG	CH	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich Santander Seguros Mexico, S.A.	MX	Inversiones ZS America SpA	0.0053
Zurich Santander Seguros Mexico, S.A.	MX	ZS Insurance America, S.L.	99.99
Zurich Seguros, S.A.	VE	Cursud N.V.	69.21
Zurich Service GmbH	DE	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00
Zurich Service GmbH	DE	Zurich Versicherungs-Aktiengesellschaft	100.00
Zurich Services (Hong Kong) Limited	HK	Swiss Insurance Management (Hong Kong) Limited	0.029
Zurich Services (Hong Kong) Limited	HK	Zurich Insurance Holdings (Hong Kong) Limited	99.99
Zurich Services A.I.E.	ES	AIDE Asistencia Seguros y Reaseguros, S.A. - Sociedad Uniper	0.00008
Zurich Services A.I.E.	ES	Bansabadell Pensiones, E.G.F.P, S.A.	0.00008
Zurich Services A.I.E.	ES	Bansabadell Seguros Generales, S.A. de Seguros y Reaseguros	0.008
Zurich Services A.I.E.	ES	Bansabadell Vida S.A. de Seguros y Reaseguros	0.008
Zurich Services A.I.E.	ES	CaixaSabadell Companyia d’Assegurances Generals, S.A.	0.008
Zurich Services A.I.E.	ES	CAN Seguros Generales SA	0.008
Zurich Services A.I.E.	ES	Zurich Insurance plc, Sucursal en Espana	97.18
Company	Domicile	Ownership	%
Zurich Services A.I.E.	ES	Zurich Vida, Companía de Seguros y Reaseguros, S.A. - Socied	2.82
Zurich Services Canada Inc.	CN	Zurich Canadian Holdings Limited	100.00
ZURICH SERVIZI ITALIA S.p.A.	IT	Zurich Investments Life S.p.A.	100.00
Zurich Shared Services Ireland Limited	IE	Zurich Holding Ireland Limited	100.00
Zurich Shared Services S.A.	CL	Inversiones Suizo Chilena S.A.	99.99
Zurich Shared Services S.A.	CL	Zurich Investments Chile S.A.	0.013
Zurich Sigorta A.S.	TR	Zurich Versicherungs-Gesellschaft AG	100.00

Zurich South America Invest AB	SE	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich Specialties London Limited	GB	Zurich Holdings (UK) Limited	100.00
Zurich Structured Finance, Inc.	US	Centre Financial Services Holdings Limited	100.00
Zurich Technical and Consulting Services (Beijing) Co. Ltd.	CA	Zurich Insurance Holdings (Hong Kong) Limited	100.00
Zurich Training and Development Services Limited	GB	Allied Dunbar Assurance plc	100.00
Zurich Transitional Services Limited	GB	Zurich Holdings (UK) Limited	100.00
Zurich Treasury Services Limited	IE	Zurich Financial Services EUB Holdings Limited	100.00
Zurich Trust Limited	JE	Zurich Financial Services (Isle of Man) Holdings Limited	100.00
Zurich Trustee Company (UK) Limited	GB	Allied Dunbar Assurance plc	100.00
Zurich Trustee Services Limited	IE	Zurich Life Assurance plc	100.00
Zurich UK General Employee Services Limited	GB	Zurich UK General Services Limited	100.00
Zurich UK General Services Limited	GB	Zurich Holdings (UK) Limited	100.00
Zurich Vermogensverwaltungs GmbH	DE	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	99.00
Zurich Versicherungs-Aktiengesellschaft	AT	Zurich Versicherungs-Gesellschaft AG	99.98
Zurich Versicherungs-Gesellschaft AG	CH	Zurich Financial Services AG	100.00
Zurich Vertriebs GmbH	DE	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00
Zurich Vida e Previdencia S.A.	BR	Zurich Minas Brasil Seguros S.A,	100.00
Zurich Vida, Companía de Seguros y Reaseguros, S.A. - Socied	ES	Zurich Lebensversicherungs-Gesellschaft AG	100.00
Zurich Vida, Companía de Seguros, S.A.	MX	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich Warranty Solutions, Inc.	US	American Zurich Insurance Company	100.00
Zurich Whiteley Investment Trust Limited	GB	Zurich Insurance plc	100.00
Zurich Whiteley Trust Limited	GB	Zurich Whiteley Investment Trust Limited	100.00
Zurich, Companía de Seguros, S.A.	MX	Zurich Versicherungs-Gesellschaft AG	99.88
Zuritel S.p.A.	IT	Zurich Insurance Company Ltd - Rappresentanza Generale per l	99.99
Zuritel S.p.A.	IT	Zurich Versicherungs-Gesellschaft AG	0.07
Farmers Insurance Exchange	US	See Note 2
Fire Insurance Exchange	US	See Note 5
Truck Insurance Exchange	US	See Note 8

Note 2: Farmers Insurance Exchange is a California “interinsurance exchange” owned by its policyholders. Its attorney-in-fact is Farmers Group, Inc., dba Farmers Underwriters Association, which is a subsidiary of Zurich Financial Services AG

Note 5: Fire Insurance Exchange is a California “interinsurance exchange” owned by its policyholders. Its attorney-in-fact is Fire Underwriters Association, which is a subsidiary of Zurich Financial Services AG

Note 8: Truck Insurance Exchange is a California “interinsurance exchange” owned by its policyholders. Its attorney-in-fact is Truck Underwriters Association, which is a subsidiary of Zurich Financial Services AG

Country Code Key

AN	Netherlands Antilles	DE	Germany	MU	Mauritius
AR	Argentina	ES	Spain	MX	Mexico
AT	Austria	FR	France	MY	Malaysia
AU	Australia	GB	United Kingdom	PT	Portugal
BH	Bahrain	HK	Hong Kong	RU	Russian Federation
BM	Bermuda	ID	Indonesia	SG	Singapore
BO	Bolivia	IE	Ireland	SZ	Swaziland
BR	Brazil	IM	Isle of Man	TC	Turks & Caicos
BS	Bahamas	IN	India	TH	Thailand
BW	Botswana	IT	Italy	TW	Taiwan
CA	Canada	JE	Channel Islands	US	United States
CH	Switzerland	JP	Japan	UY	Uruguay
CL	Chile	LB	Lebanon	VE	Venezuela
CN	China	LU	Luxembourg	ZA	South Africa
CY	Cyprus	MT	Malta

Organizations Affiliated with Farmers New World Life Insurance Company

Company	Domicile	Ownership	%
20th Century Insurance Services, Inc.	NV	21st Century Insurance Group	100.00
21st Century Casualty Company	CA	21st Century Insurance Group	100.00
21st Century Insurance and Financial Services, Inc.	DE	Farmers Insurance Exchange	80.00
21st Century Insurance and Financial Services, Inc.	DE	Fire Insurance Exchange	10.00
21st Century Insurance and Financial Services, Inc.	DE	Truck Insurance Exchange	10.00
21st Century Insurance Company	CA	21st Century Insurance Group	100.00
21st Century Insurance Company of the Southwest	TX	21st Century Insurance Group	100.00
21st Century Insurance Group	DE	Farmers Insurance Exchange	80.00
21st Century Insurance Group	DE	Fire Insurance Exchange	10.00
21st Century Insurance Group	DE	Truck Insurance Exchange	10.00
50th State Risk Management Services, Inc.	HI	Hawaii Insurance Consultants, Ltd.	100.00
21st Century Advantage Insurance Company	MN	21st Century North America Insurance Company	100.00
21st Century Auto Insurance Company of New Jersey	NJ	21st Century Centennial Insurance Company	100.00
21st Century Centennial Insurance Company	PA	Farmers Insurance Exchange	80.00
21st Century Centennial Insurance Company	PA	Fire Insurance Exchange	10.00
21st Century Centennial Insurance Company	PA	Truck Insurance Exchange	10.00
21st Century Indemnity Insurance Company	PA	21st Century Premier Insurance Company	100.00
21st Century National Insurance Company, Inc.	NY	21st Century Security Insurance Company	100.00
21st Century Preferred Insurance Company	PA	21st Century Centennial Insurance Company	100.00
21st Century Premier Insurance Company	PA	21st Century Centennial Insurance Company	100.00
21st Century North America Insurance Company	NY	Farmers Insurance Exchange	80.00
21st Century North America Insurance Company	NY	Fire Insurance Exchange	10.00
21st Century North America Insurance Company	NY	Truck Insurance Exchange	10.00
21st Century Security Insurance Company	PA	Farmers Insurance Exchange	80.00
21st Century Security Insurance Company	PA	Fire Insurance Exchange	10.00
21st Century Security Insurance Company	PA	Truck Insurance Exchange	10.00
21st Century Superior Insurance Company.	CA	21st Century North America Insurance Company	100.00
21st Century Assurance Company	DE	Farmers Insurance Exchange	80.00
21st Century Assurance Company	DE	Fire Insurance Exchange	10.00
21st Century Assurance Company	DE	Truck Insurance Exchange	10.00
21st Century Pinnacle Insurance Company	NJ	21st Century North America Insurance Company	100.00
21st Century Pacific Insurance Company	CO	Farmers Insurance Exchange	80.00
21st Century Pacific Insurance Company	CO	Fire Insurance Exchange	10.00
21st Century Pacific Insurance Company	CO	Truck Insurance Exchange	10.00
American Pacific Insurance Company, Inc.	HI	Farmers Insurance Hawaii, Inc.	100.00
APEX Adjustment Bureau, Inc.	FL	Bristol West Holdings, Inc.	100.00
Bayview Adjustment Bureau, Inc.	CA	Bristol West Holdings, Inc.	100.00
Bristol West Casualty Insurance Company	OH	Coast National Insurance Company	100.00
Bristol West Holdings, Inc.	DE	Farmers Insurance Exchange	42.00
Bristol West Holdings, Inc.	DE	Fire Insurance Exchange	3.75
Bristol West Holdings, Inc.	DE	Mid-Century Insurance Company	47.50
Bristol West Holdings, Inc.	DE	Truck Insurance Exchange	6.75
Bristol West Insurance Company	OH	Coast National Insurance Company	100.00
Bristol West Insurance Services of California, Inc.	CA	Bristol West Holdings, Inc.	100.00
Bristol West Insurance Services of Pennsylvania, Inc.	PA	Bristol West Holdings, Inc.	100.00
Bristol West Insurance Services of Texas, Inc.	TX	Bristol West Holdings, Inc.	100.00
Bristol West Insurance Services, Inc. of Florida	FL	Bristol West Holdings, Inc.	100.00
Bristol West Preferred Insurance Company	MI	Bristol West Holdings, Inc.	100.00
Bristol West Insurance Services of Nevada, Inc.	NV	Bristol West Holdings, Inc.	100.00
Civic Property & Casualty Co.	CA	Fire Insurance Exchange	80.00
Civic Property & Casualty Co.	CA	Truck Insurance Exchange	20.00
Coast National General Agency, Inc.	TX	Bristol West Holdings, Inc.	100.00

Company	Domicile	Ownership	%
Coast National Holding Company	CA	Bristol West Holdings, Inc.	100.00
Coast National Insurance Company	CA	Coast National Holding Company	100.00
Exact Property & Casualty Co.	CA	Fire Insurance Exchange	80.00
Exact Property & Casualty Co.	CA	Truck Insurance Exchange	20.00
Farmers Financial Solutions, LLC	NV	FFS Holding, LLC	100.00
Farmers Insurance Co. of Arizona	AZ	Farmers Insurance Exchange	70.00
Farmers Insurance Co. of Arizona	AZ	Truck Insurance Exchange	20.00
Farmers Insurance Co. of Arizona	AZ	Fire Insurance Exchange	10.00
Farmers Insurance Co. of Idaho	ID	Farmers Insurance Exchange	80.05
Farmers Insurance Co. of Idaho	ID	Truck Insurance Exchange	13.30
Farmers Insurance Co. of Idaho	ID	Fire Insurance Exchange	6.65
Farmers Insurance Co. of Oregon	OR	Farmers Insurance Exchange	80.00
Farmers Insurance Co. of Oregon	OR	Truck Insurance Exchange	20.00
Farmers Insurance Co. of Washington	WA	Fire Insurance Exchange	80.00
Farmers Insurance Co. of Washington	WA	Truck Insurance Exchange	20.00
Farmers Insurance Co., Inc.	KS	Farmers Insurance Exchange	90.00
Farmers Insurance Co., Inc.	KS	Fire Insurance Exchange	10.00
Farmers Insurance Exchange	CA	See Note 1
Farmers Insurance Hawaii, Inc.	HI	Farmers Insurance Exchange	80.00
Farmers Insurance Hawaii, Inc.	HI	Fire Insurance Exchange	10.00
Farmers Insurance Hawaii, Inc.	HI	Truck Insurance Exchange	10.00
Farmers Insurance of Columbus, Inc.	OH	Farmers Insurance Exchange	100.00
Farmers Life Insurance Company of New York	NY	Farmers New World Life Insurance Company	100.00
Farmers New Century Insurance Company	IL	Illinois Farmers Insurance Co.	100.00
Farmers Specialty Insurance Company	MI	Foremost Insurance Company, Grand Rapids, Michigan	100.00
Farmers Services Insurance Agency	CA	Truck Insurance Exchange	100.00
Farmers Texas County Mutual Insurance Company	TX	See Note 2
Farmers Value Added, Inc.	NV	Farmers Group, Inc.	100.00
FCOA, LLC	DE	Foremost Insurance Company Grand Rapids, MI	100.00
FFS Holding, LLC	NV	Mid Century Insurance Company	100.00
F.I.G. Holding Company	CA	Farmers Group. Inc.	100.00
FIG Leasing Company, Inc.	CA	Farmers Group, Inc.	100.00
Fire Insurance Exchange	CA	See Note 3
Fire Underwriters Association	CA	Farmers Group, Inc.	100.00
Foremost County Mutual Insurance Company	TX	See Note 4
Foremost Express Insurance Agency, Inc.	MI	FCOA, LLC	100.00
Foremost Financial Services Corporation	DE	FCOA, LLC	100.00
Foremost Insurance Company Grand Rapids, Michigan	MI	Farmers Insurance Exchange	80.00
Foremost Insurance Company Grand Rapids, Michigan	MI	Fire Insurance Exchange	10.00
Foremost Insurance Company Grand Rapids, Michigan	MI	Truck Insurance Exchange	10.00
Foremost Lloyds of Texas	TX	See Note 5
Foremost Property and Casualty Insurance Company	MI	Foremost Insurance Company Grand Rapids, Michigan	100.00
Foremost Signature Insurance Company	MI	Foremost Insurance Company Grand Rapids, Michigan	100.00
GP, LLC	DE	Bristol West Holdings, Inc.	100.00
Hawaii Insurance Consultants, Ltd.	HI	Farmers Insurance Exchange	80.00
Hawaii Insurance Consultants, Ltd.	HI	Fire Insurance Exchange	10.00
Hawaii Insurance Consultants, Ltd.	HI	Truck Insurance Exchange	10.00
Illinois Farmers Insurance Co.	IL	Farmers Insurance Exchange	100.00
Insurance Data Systems, G.P.	FL	GP, LLC	0.10
Insurance Data Systems, G.P.	FL	Bristol West Holdings, Inc.	99.90
Kraft Lake Insurance Agency.	MI	FCOA, LLC	100.00

Company	Domicile	Ownership	%
Leschi Life Assurance Company	SC	Farmers New World Life Insurance Company	100.00
MI Administrators, LLC	DE	FIG Leasing Company, Inc.	100.00
Mid Century Insurance Company	CA	Farmers Insurance Exchange	80.00
Mid Century Insurance Company	CA	Fire Insurance Exchange	12.50
Company	Domicile	Ownership	%
Mid Century Insurance Company	CA	Truck Insurance Exchange	7.50
Mid Century Insurance Company of Texas	TX	Farmers Insurance Exchange	100.00
Neighborhood Spirit Property & Casualty Co.	CA	Fire Insurance Exchange	80.00
Neighborhood Spirit Property & Casualty Co.	CA	Truck Insurance Exchange	20.00
21st Century Security Insurance Company	PA	Farmers Insurance Exchange	80.00
21st Century Security Insurance Company	PA	Fire Insurance Exchange	10.00
21st Century Security Insurance Company	PA	Truck Insurance Exchange	10.00
Security National Insurance Company	FL	Bristol West Holdings, Inc.	75.00
Security National Insurance Company	FL	Insurance Data Systems, G.P.	25.00
Texas Farmers Insurance Co.	TX	Farmers Insurance Exchange	86.30
Texas Farmers Insurance Co.	TX	Mid Century Ins. Co.	13.70
Truck Insurance Exchange	CA	Interinsurance Exchange
Veyond Pacific Technology, Inc.	HI	Veyond Pacific Technology Solutions, LLC	100.00
Veyond Pacific Technology Solutions, LLC	HI	Farmers Insurance Hawaii, Inc.	99.92
Veyond Pacific Technology Solutions, LLC	HI	American Pacific Insurance Company, Inc.	0.08
Veyond Technology Solutions, LLC	HI	Farmers Insurance Hawaii, Inc.	92.50
Veyond Technology Solutions, LLC	HI	American Pacific Insurance Company, Inc.	7.50
Veyond Technology, Inc.	HI	Veyond Technology Solutions, LLC	100.00
Western Star Underwriters, Inc.	TX	FCOA, Inc.	100.00

Note 1: Farmers Insurance Exchange is a California “interinsurance exchange” owned by its policyholders. Its attorney-in-fact is Farmers Group, Inc., dba Farmers Underwriters Association, which is a subsidiary of Zurich Insurance Group Ltd.

Note 2: Farmers Group, Inc., as attorney-in-fact for Farmers Insurance Exchange, provides management services to Farmers Texas County Mutual Insurance Company.

Note 3: Fire Insurance Exchange is a California “interinsurance exchange” owned by its policyholders. Its attorney-in-fact is Fire Underwriters Association, which is a subsidiary of Zurich Insurance Group, Ltd.

Note 4: Foremost County Mutual Insurance Company is a Texas County mutual insurance company managed by Foremost Insurance Company Grand Rapids, Michigan.

Note 5: Foremost Lloyds of Texas underwriters are officers and/or directors of Foremost Insurance Company Grand Rapids, Michigan.

Zurich Insurance Group conducts its primary insurance operations in the United States through two property/casualty groups, each operating INDEPENDENTLY with its own staff:

Zurich U.S. Insurance Group

Farmers Insurance Group

Item 27.	Number of Contract Owners

As of February 28, 2014, there were 3,048 Non-Qualified Contracts and 4,028 Qualified Contracts issued and in-force.

Item 28.	Indemnification

Under its By-Laws, Farmers, to the full extent permitted by the Washington Business Corporation Act, will indemnify any person who was or is a party to any proceeding by reason of the fact that he or she is or was a director of Farmers, as provided below.

By-Laws of Farmers New World Life Insurance Company (as amended July 15, 2010)

INDEMNIFICATION OF DIRECTORS, OFFICERS, AND EMPLOYEES

SECTION 58.                        Indemnification. (a) Each person who acts as a Director, Officer or employee of the Corporation shall be indemnified by the Corporation for all sums which he or she becomes obligated to pay (including counsel fees, expenses and court costs actually and necessarily incurred by him or her) in connection with any action, suit or proceeding in which he or she is made a party by reason of his being, or having been a Director, Officer, or employee of the Corporation, except in relation to matters as to which he or she shall be adjudged in such action, suit or proceeding to be liable for bad faith or misconduct in the performance of his or her duties as such Director, Officer or employee, and except any sum paid to the Corporation in settlement of an action, suit or proceeding based upon bad faith or misconduct in the performance of his or her duties.

(b) The right of indemnification in this article provided shall inure to each Director, Officer and employee of the Corporation, whether or not he or she is such Director, Officer or employee at the time he or she shall become obligated to pay such sums, and whether or not the claim asserted against him or her is based on matters which predate the adoption of this article; and in the event of his or her death shall extend to his or her legal representatives. Each person who shall act as a Director, Officer or employee of the Corporation shall be deemed to be doing so in reliance upon such right of indemnification; and such right shall not be deemed exclusive of any other right to which any such person may be entitled, under any By-Law, agreement, vote of stockholders, or otherwise.

(c) The Board of Directors of the Corporation, acting at a meeting at which a majority of the quorum is unaffected by self-interest (notwithstanding that other members of the quorum present but not voting may be so affected), shall determine the propriety and reasonableness of any indemnity claimed under this article, and such determination shall be final and conclusive. If, however, a majority of a quorum of the Board of Directors which is unaffected by self-interest and willing to act is not obtainable, the Board of Directors in its discretion may appoint from among the stockholders who are not Directors or Officers or employees of the Corporation, a committee of two (2) or more persons to consider and determine any such question, and the determination of such committee shall be final and conclusive.

RULE 484 UNDERTAKING

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.	Principal Underwriter

(a)	Farmers Financial Solutions, LLC is the registrant’s principal underwriter. It is also the principal underwriter for Farmers Variable Life Separate Account A.

(b)	Officers and Directors of Farmers Financial Solutions, LLC, and their addresses, are as follows:

Name and Principal Business Address	Positions and Offices with FFS
Alan R. Gildemeister [2]	Co-Chairman of the Board of Directors
Dennis J. Lorch [3]	Co-Chairman of the Board of Directors
Frank A. Bonello[4]	Director
Joe D. Bryant[5]	Director
John C. Mueting[1]	President
Joseph Conversino[1]	Assistant Vice President
Steven K. Klein[1]	Vice President and Chief Compliance Officer
Steven A. Muramoto[1]	Treasurer and Chief Financial Officer
Doren E. Hohl[6]	Secretary
Adam G. Morris[6]	Assistant Secretary

[1]	The principal business address is 30801 Agoura Road, Bldg. 1, Agoura Hills California 91301.
[2]	The principal business address is 634 Pratt Avenue North, Schaumburg, IL 60193.
[3]	The principal business address is 30965 Hwy 25, Advance, MO 63730.
[4]	The principal business address is 6300 Loch Moor Drive, Edina, MN 55439.
[5]	The principal business address is 1720 S. Broadway, Moore, OK 73160.
[6]	The principal business address is 4680 Wilshire Blvd, Los Angeles, CA 90010.

(c)	Compensation from the Registrant. The following commissions and other compensation were received by the principal underwriter, directly or indirectly, from the Registrant during the Registrant’s last fiscal year:

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Compensation
Farmers Financial Solutions, LLC	N/A	N/A	$ 527,868	N/A

Item 30.	Location of Books and Records

All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder (including Rule 38a-1), are maintained by Farmers New World Life Insurance Company at 3003 – 77th Avenue, S.E., Mercer Island, WA 98040, at 2500 Farmers Way, Columbus, OH 43235, and by McCamish Systems, LLC Insurance Administrators at 6425 Powers Ferry Road, Atlanta, GA 30339.

Item 31.	Management Services

All management contracts are discussed in Part A or Part B of this registration statement.

Item 32.	Undertakings and Representations.

(a) The registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for as long as purchase payments under the contracts offered herein are being accepted.

(b) The registrant undertakes that it will include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a statement of additional information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove and send to Farmers New World Life Insurance Company for a statement of additional information.

(c) The registrant undertakes to deliver any statement of additional information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request to the Company at the address or phone number listed in the prospectus.

(d) The Company represents that in connection with its offering of the contracts as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88) regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, and that paragraphs numbered (1) through (4) of that letter will be complied with.

(e) The Company hereby represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Farmers Annuity Separate Account A certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 19 to its registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Mercer Island, and the State of Washington, on the 30th day of April, 2014.

FARMERS ANNUITY SEPARATE ACCOUNT A
(Registrant)

Attest:	/s/ Garrett B. Paddor	By:	/s/ Simon Lodge
	Garrett B. Paddor		Simon Lodge
	Vice President, Corporate Secretary and General Counsel Farmers New World Life Insurance Company		Senior Vice President and Chief Financial Officer Farmers New World Life Insurance Company

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(Depositor)

Attest:	/s/ Garrett B. Paddor	By:	/s/ Simon Lodge
	Garrett B. Paddor		Simon Lodge
	Vice President, Corporate Secretary and General Counsel Farmers New World Life Insurance Company		Senior Vice President and Chief Financial Officer Farmers New World Life Insurance Company

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 19 to the registration statement has been signed by the following persons in the capacities and on the dates indicated.

	Signature	Title

*
	Nicolas A. Burnet	Chairman of the Board of Directors

*
	David J. Dietz	Director and President, Chief Executive Officer (Principal Executive Officer)
*
	Jeffrey J. Dailey	Director

*
	Kenneth L. Carroll	Director

*
	Ira J. Kleinman	Director

*
	Louis W. Pietroluongo	Director

*
	Debra Broek	Director

*	/s/ Simon Lodge
	Simon Lodge	Attorney-In-Fact

 *  Pursuant to Power of Attorney filed herewith.

EXHIBIT INDEX

Exhibit (b)(9)	Opinion and Consent of Garrett B. Paddor, Esquire

Exhibit (b)(10)(a)	Consent of PricewaterhouseCoopers LLP

Exhibit (b)(15)	Powers of Attorney